UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	June 30, 2016

Fund of Funds Portfolios
Balanced Strategy
Equity Growth Strategy
Growth and Income Strategy
Growth Strategy
Satellite Strategies

Goldman Sachs Fund of Funds Portfolios

■	BALANCED STRATEGY

■	EQUITY GROWTH STRATEGY

■	GROWTH AND INCOME STRATEGY

■	GROWTH STRATEGY

■	SATELLITE STRATEGIES

Market Review	1

Investment Process	7

Portfolio Management Discussions and Analysis	9

Schedules of Investments	34

Financial Statements	40

Financial Highlights	48

Notes to Financial Statements	58

Other Information	76

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Fund of Funds Portfolios

Dear Shareholder:

This report provides an overview of regional and sector preferences of the Goldman Sachs Fund of Funds Portfolios (each, a “Portfolio,” and collectively, the “Portfolios”) during the six-month period ended June 30, 2016 (the “Reporting Period”).

Market Review

During the six months ended June 30, 2016 (the “Reporting Period”), U.S. equities recorded positive returns, while international equities suffered a decline. In broad terms, global spread (non-government bond) sectors posted solid gains.

U.S. Equities

As the Reporting Period began in January 2016, U.S. equities were embroiled in a global rout, triggered by investor concerns about an intensifying economic slowdown in China and exacerbated by an oil price plunge. Following a December 2015 interest rate hike, the January 2016 Federal Reserve (“Fed”) statement acknowledged these external risks and tightening financial conditions. U.S. equities stabilized in February 2016, as market sentiment improved on the more dovish tone set by global central banks. (Dovish language tends to suggest lower interest rates.) U.S. equities were also supported by stronger economic data, rallying as fourth quarter U.S. Gross Domestic Product (“GDP”) came in above consensus expectations. In March 2016, the Fed kept interest rates on hold and surprised on the dovish side, reducing its forecast to two interest rate hikes in 2016, down from four. Along with receding global economic concerns, this helped to drive a recovery in U.S. equities. Released in March 2016, February 2016 unemployment data came in ahead of market consensus, with unemployment steady at 4.9% in spite of higher participation rates and declining underemployment.

Following the rebound in March 2016, market sentiment appeared to remain sanguine in April 2016, as oil prices rose and China’s economic growth concerns abated. U.S. equities fell near the end of the month as investors were disappointed by a lack of additional stimulus from the Bank of Japan and by a weaker than consensus expected first quarter U.S. GDP growth rate of 0.5%. Hawkish Fed minutes released in May 2016 temporarily revived market expectations for a Fed interest rate hike in June 2016, but weaker than expected May 2016 payroll data subsequently drove such expectations lower. (Hawkish language tends to suggest higher interest rates; opposite of dovish.) The Fed ultimately held interest rates steady in June 2016 and signaled a slower pace of hikes, acknowledging the slowdown in the labor market. Markets were otherwise dominated in June 2016 by the U.K. referendum on membership in the European Union, popularly known as Brexit. U.S. equities sold off in the global risk-off, or heightened risk aversion, in June 2016 following the surprise “leave” result. Markets rebounded in the latter days of the month owing to improving risk sentiment as markets digested the Brexit vote outcome and on dovish remarks from Bank of England Governor Carney.

U.S. equities, as represented by the S&P 500® Index, gained 3.84% during the Reporting Period. Telecommunication services and utilities were the best performing sectors in the S&P 500® Index by a wide margin. Energy and consumer staples also posted double-digit gains. The energy sector was the largest positive contributor to S&P 500® Index returns, as measured by weight times performance. The weakest performing sectors in the S&P 500® Index during the Reporting Period were financials and information technology, the only two to post negative

MARKET REVIEW

absolute returns, followed by consumer discretionary and health care, which were also weak but generated modestly positive returns during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, mid-cap stocks, as measured by the Russell Midcap® Index, performed best, followed by large-cap stocks, as measured by the Russell 1000® Index, and then, small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, value-oriented stocks significantly outpaced growth-oriented stocks across the capitalization spectrum. Value outperformed relative to growth during the Reporting Period primarily due to weaker performance of the growth-oriented health care sector. (All as measured by the Russell Investments indices.)

International Equities

International equities suffered amid a global rout at the beginning of 2016, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by an oil price plunge. Sentiment improved following a dovish January European Central Bank (“ECB”) press conference on January 21, 2016, and the Bank of Japan’s (“BoJ”) introduction of negative interest rates. In turn, international equities stabilized a bit in February 2016. However, the MSCI EAFE Index still fell 1.83% in February 2016. In March 2016, further central bank dovishness, along with receding global economic concerns and oil price stabilization, helped to finally drive a global equity market recovery. Notably, the ECB implemented heavy easing, cutting its deposit rate to -40 basis points, raising its monthly quantitative easing purchases, including those of corporate bonds, and unveiling a new series of four-year loans to banks. (A basis point is 1/100th of a percentage point.) The BoJ left its monetary policy unchanged in March 2016, but its rhetoric about negative interest rates heightened expectations for further easing to come.

Market sentiment appeared to remain sanguine in April 2016, as oil prices rose and China economic growth concerns abated with modestly improving economic data. Both the ECB and BoJ were on hold, or did not make any monetary policy changes, in April 2016. BoJ inaction came as a major disappointment against expectations of further easing, causing international equities to sell off once again and the yen to appreciate. Relative currency appreciation was exacerbated by U.S. dollar weakness following a weaker than expected first quarter U.S. GDP release and an uneventful Fed meeting during which rates were left unchanged.

Hawkish Fed minutes released in May 2016 temporarily revived market expectations for a Fed interest rate hike in June 2016, but weaker than expected May 2016 payroll data subsequently drove such expectations lower. Equities rallied toward the end of May 2016 on anticipation of better economic data, rising oil prices and optimism that the economy could withstand rate hikes. Japanese equities also benefited from stronger than expected first quarter 2016 GDP growth and a weaker yen.

Markets were dominated in June 2016 by anticipation around the U.K. referendum on membership in the European Union, popularly known as the Brexit vote. International equities declined in the global risk-off sentiment that dominated the days following the June 23, 2016 vote given the surprise “leave” result. Markets rebounded in the latter days of June 2016 owing to improving risk appetite, as markets digested the outcome of the Brexit vote and on dovish remarks from Bank of England Governor Carney. Still, the MSCI EAFE Index declined 3.36% in the last month of the Reporting Period.

MARKET REVIEW

International equities, as measured by the MSCI EAFE Index, returned -4.04% in U.S. dollar terms for the Reporting Period. Energy, consumer staples, materials, utilities and industrials were the only sectors in the MSCI EAFE Index to post a positive return. The weakest performing sectors in the MSCI EAFE Index during the Reporting Period were financials and consumer discretionary, followed at some distance by information technology, health care and then telecommunication services.

From a country perspective, New Zealand, Singapore and Norway were the best performing equity markets in the MSCI EAFE Index during the Reporting Period. Italy was the weakest individual country constituent in the MSCI EAFE Index during the Reporting Period, followed at some distance by Ireland, Israel and Spain.

Fixed Income Markets

When the Reporting Period began, spread (or non-government bond) sectors retreated, selling off significantly from January to mid-February 2016. The selloff was driven by an increase in a number of perceived risks, such as slowing Chinese economic activity, the possibility of persistent oil oversupply and deteriorating corporate bond fundamentals, as the U.S. credit cycle entered its later stage. Some of these risks eased in the second half of the first calendar quarter, as economic news from China improved, U.S. oil production showed signs of slowing, and commodity prices appeared to stabilize. As a result, spread sectors largely retraced their losses by the end of March 2016. Global central banks remained accommodative. The Bank of Japan, in a surprise move at its January 2016 policy meeting, introduced a -0.1% interest rate, reaffirming its commitment to achieving a 2% inflation target. The ECB shifted its focus from currency depreciation to credit creation by leaving the deposit rate unchanged, expanding its asset purchase program to include purchases of non-financial corporate credit and announcing a new series of easing measures in the form of targeted long-term refinancing operations (“TLTRO II”). (TLTRO II is designed to offer attractive long-term funding conditions to Eurozone banks to further ease private sector credit conditions and to stimulate credit creation.) In the U.S., the Fed left interest rates unchanged and reduced its forecast to two rate hikes in 2016 from four. After a sustained period of appreciation, the U.S. dollar weakened during the first quarter of 2016 due to generally tighter financial conditions, mixed U.S. economic data and the Fed’s more dovish commentary.

During the second quarter of 2016, spread sectors rallied on stabilization of commodities prices as well as on declining fears about slowing Chinese economic growth and the potential for a U.S. economic recession. Global interest rates broadly declined amid continued accommodative monetary policy from the world’s central banks. In the U.S., minutes from the Fed’s April 2016 policy meeting, released in mid-May 2016, suggested Fed policymakers might raise interest rates in June 2016 if U.S. economic growth strengthened, employment data firmed and inflation rose toward the Fed’s 2% target. In early June 2016, however, the release of weak May 2016 employment data raised concerns about the health of the U.S. economy, pushing down expectations of a Fed rate hike. Indeed, the Fed did not raise interest rates at its June 2016 policy meeting. In the last week of June 2016, the unexpected “leave” vote in the U.K.’s referendum regarding Brexit renewed investor uncertainty about the path of global economic growth. Spread sectors withstood the Brexit vote relatively well, selling off at first but then recovering most of their losses afterwards. The U.S. dollar strengthened versus most global currencies during the second calendar quarter, though it weakened against the Japanese yen.

MARKET REVIEW

For the Reporting Period overall, sovereign emerging markets debt and high yield corporate bonds outperformed U.S Treasuries, followed at some distance by asset-backed securities and investment grade corporate bonds. Commercial mortgage-backed securities, agency securities and mortgage-backed securities generally performed in line with U.S. Treasuries. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period as yields of six months and longer fell. The yield on the bellwether 10-year U.S. Treasury dropped approximately 80 basis points to end the Reporting Period at 1.47%. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Index Definitions

The MSCI ACWI captures large- and mid-cap representation across 23 developed markets and 23 emerging markets countries. With 2,483 constituents (as of June 30, 2016), the index covers approximately 85% of the global investable equity opportunity set.

The Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes U.S. Treasury, Eurodollar, euro-yen, Canadian government, and U.S. dollar-denominated investment grade 144A securities not already represented in the three regional aggregate indices.

The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds, and mortgage-backed securities and asset-backed securities.

The Barclays U.S. Corporate High Yield Index measures the U.S. corporate market of non-investment grade fixed-rate corporate bonds. Securities are classified as high yield if the middle rating of Moody’s Investors Service, Fitch Ratings and Standard & Poor’s Ratings is, respectively, Ba1, BB+ and BB+ or below.

The S&P 500® Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

The MSCI EAFE Index is an equity index that captures large- and mid-cap representation across developed markets countries around the world, excluding the U.S. and Canada. With 930 constituents as of June 30, 2016, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The developed markets countries in the MSCI EAFE Index include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across developed markets countries around the world, excluding the U.S. and Canada. With 2,240 constituents as of June 30, 2016, the index covers approximately 14% of the free float-adjusted market capitalization in each country.

The Wilshire Real Estate Securities Index measures U.S. publicly-traded real estate securities. Designed to offer a market-based index that is more reflective of real estate held by pension funds, the Wilshire U.S. Real Estate Securities Index is composed of publicly-traded real estate equity securities and unencumbered by limitations of other appraisal-based indexes. It can serve as a proxy for direct real estate investing by excluding securities whose value is not always tied to the value of the underlying real estate. Exclusions include: mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers, home builders, large landowners and sub-dividers of unimproved land, hybrid REITs and timber REITs. The rationale for the exclusions is that factors other than real estate supply and demand, such as interest rates, can influence the market value of these companies.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

The J.P. Morgan Government Bond Index – Emerging Markets Global Diversified Index is an unmanaged index of debt instruments of emerging countries. The index is positioned as the investable benchmark that includes only those countries that are accessible by most of the international investor base and is popular largely due to its diversification weighting scheme and country coverage.

The J.P. Morgan Government Bond Index – Emerging Markets Index tracks local currency bonds issued by emerging markets governments. As emerging markets governments look increasingly toward their domestic market for sources of finance, investors are looking more closely at local markets in search for higher yield and greater diversification.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIO

What Differentiates Goldman Sachs’ Approach to Asset Allocation?

We believe that strong investment results through asset allocation are best achieved through teams of experts working together on a global scale:

■	Goldman Sachs’ Quantitative Investment Strategies Team determines the strategic and monthly tactical asset allocations. The team is comprised of over 90* professionals with significant academic and practitioner experience.

■	Goldman Sachs’ Portfolio Management Teams offer expert management of the mutual funds that are contained within each Portfolio. These same teams manage portfolios for institutional and high net worth investors.

Goldman Sachs Asset Allocation Investment Process

Quantitative Investment Strategies Team

Each Portfolio represents a diversified global portfolio on the efficient frontier.† The Portfolios differ in their long-term objective, and therefore, their asset allocation mix. The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made.

Quantitative Investment Strategies Team

For each Portfolio, the strategic asset allocation is combined with a measured amount of tactical risk. Changing market conditions create opportunities to capitalize on investing in different countries and asset classes relative to others over time. Within each strategy, we shift assets away from the strategic allocation (over and underweighting certain asset classes and countries) to seek to benefit from changing conditions in global capital markets.

Using proprietary portfolio construction models to maintain each Portfolio’s original risk/return profile over time, the team makes ten active decisions based on its current outlook on global equity, fixed income and currency markets.

■ Asset class selection	Are stocks, bonds or cash more attractive?
■ Regional equity selection	Are U.S. or non-U.S. equities more attractive?
■ Regional bond selection	Are U.S. or non-U.S. bonds more attractive?
■ U.S. equity style selection	Are U.S. value or U.S. growth equities more attractive?
■ U.S. equity size selection	Are U.S. large-cap or U.S. small-cap equities more attractive?
■ Emerging/developed equity selection	Are emerging or developed equities more attractive?

*As	of June 2016.

†Portfolios	on the efficient frontier are optimal in both the sense that they offer maximal expected return for some given level of risk and minimal risk for some given level of expected return. The efficient frontier is the line created from the risk-reward graph, comprised of optimal portfolios. The optimal portfolios plotted along the curve have the highest expected return possible for the given amount of risk.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIO

■ Developed equity country selection	Which international countries are more attractive?
■ Emerging equity country selection	Which emerging market countries are more attractive?
■ High yield selection	Are high yield or core fixed income securities more attractive?
■ Emerging/developed bond selection	Are emerging or developed bonds more attractive?

Mutual Fund Portfolio Management Teams

Each Portfolio is comprised of underlying Goldman Sachs Mutual Funds managed by broad, deep portfolio management teams. In addition to global tactical asset allocation, we seek to generate excess returns through security selection within each underlying mutual fund. Whether in the equity or fixed income arenas, these portfolio management teams share a commitment to firsthand fundamental research and seek performance driven by successful security selection.

PORTFOLIO RESULTS

Fund of Funds Portfolios – Asset Allocation

Investment Process and Principal Strategies

Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM”) or an affiliate, now or in the future, acts as investment adviser or principal underwriter (the “underlying funds”). Some of the Portfolios’ underlying funds invest primarily in fixed income or money market instruments, and some invest primarily in equity securities. Some underlying funds also invest dynamically across equity, fixed income, commodity and other markets through a managed volatility or trend-following approach.

The investment adviser allows the Portfolios’ strategic targets to shift with their respective market returns but continues to adjust tactical tilts on a monthly basis to reflect the investment adviser’s latest views. The investment adviser adjusts the overall asset allocation of the Portfolios based on current market conditions and the investment adviser’s economic and market forecasts.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Portfolios’ performance and positioning for the six-month period ended June 30, 2016 (the “Reporting Period”).

Q	How did the Portfolios perform during the Reporting Period?

A	Goldman Sachs Balanced Strategy Portfolio — During the Reporting Period, the Balanced Strategy Portfolio’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 2.42%, 1.93%, 2.51%, 3.12%, 2.55%, 2.51% and 2.61%, respectively. This compares to the 4.00% cumulative total return of the Portfolio’s blended benchmark, which is composed 60% of the Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Barclays Global Index”) and 40% of the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI ACWI Index”), during the same period.

The components of the Portfolio’s blended benchmark, the Barclays Global Index and the MSCI ACWI Index, generated cumulative total returns of 5.87% and 1.23%, respectively, during the Reporting Period.

Goldman Sachs Equity Growth Strategy Portfolio — During the Reporting Period, the Equity Growth Strategy Portfolio’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 0.35%, -0.07%, 0.55%, 0.28%, 0.42%, 0.21% and 0.48%, respectively. This compares to the 1.23% cumulative total return of the Portfolio’s benchmark, the MSCI ACWI Index, during the same period.

Goldman Sachs Growth and Income Strategy Portfolio — During the Reporting Period, the Growth and Income Strategy Portfolio’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 1.55%, 1.14%, 1.74%, 1.44%, 1.68%, 1.32% and 1.65%, respectively. This compares to the 3.08% cumulative total return of the Portfolio’s blended benchmark, which is composed 40% of the Barclays Global Index and 60% of the MSCI ACWI Index, during the same period.

The components of the Portfolio’s blended benchmark, the Barclays Global Index and the MSCI ACWI Index, generated cumulative total returns of 5.87% and 1.23%, respectively, during the Reporting Period.

Goldman Sachs Growth Strategy Portfolio — During the Reporting Period, the Growth Strategy Portfolio’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 0.71%, 0.32%, 0.87%, 0.63%, 0.88%, 0.64% and 0.87%, respectively. This compares to the 2.15% cumulative total return of the Portfolio’s blended benchmark, which is composed 80% of the MSCI ACWI Index and 20% of the Barclays Global Index, during the same period.

The components of the Portfolio’s blended benchmark, the Barclays Global Index and the MSCI ACWI Index, generated cumulative total returns of 5.87% and 1.23%, respectively, during the same period.

PORTFOLIO RESULTS

Q	What key factors affected the Portfolios’ performance during the Reporting Period?

A	During the Reporting Period, the Portfolios generated positive results on an absolute basis, with those having greater fixed income exposure performing best. However, these four Portfolios underperformed their respective benchmark indices. Overall, security selection within the underlying funds and the implementation of our monthly tactical views detracted from the performance of each of the Portfolios. The Portfolios benefited from our strategic, long-term asset allocation policy.

Q	How did Global Tactical Asset Allocation decisions affect the Portfolios’ performance during the Reporting Period?

A	The implementation of our monthly tactical views detracted from the performance of the Portfolios during the Reporting Period.

Overall, the Portfolios were hurt by our preference for equities over fixed income. Within equity allocations, however, an overweight in U.S. equities versus international equities contributed positively. The Portfolios’ overweight positions in developed market stocks versus emerging markets stocks, U.S. small-cap stocks versus U.S. large-cap stocks and U.S. value stocks versus U.S. growth stocks had a relatively neutral impact on performance during the Reporting Period.

Within fixed income allocations, an overweight in U.S. dollar-denominated emerging markets debt versus developed markets debt added to returns. In addition, an overweight position in high yield corporate bonds versus investment grade corporate bonds was advantageous. The Portfolios’ overweight positions in local emerging markets debt versus developed markets debt and in U.S. fixed income versus international fixed income had a rather neutral impact on returns during the Reporting Period.

In terms of our country-level views, the Portfolios were hampered by our country selection strategy within emerging markets equities (accomplished through an investment in the Goldman Sachs Emerging Markets Equity Insights Fund) and within international equities (implemented through an investment in the Goldman Sachs International Equity Insights Fund) during the Reporting Period.

Q	How did the Portfolios’ underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Of the Portfolios’ underlying equity funds, the Goldman Sachs International Equity Insights Fund and the Goldman Sachs Small Cap Equity Insights Fund outperformed their respective benchmark indices the most. The Goldman Sachs Large Cap Value Fund underperformed its benchmark index most during the Reporting Period.

On the fixed income side, the Goldman Sachs Emerging Markets Debt Fund and the Goldman Sachs Local Emerging Markets Debt Fund outperformed their benchmark indices, though not to a significant extent. The Goldman Sachs High Yield Fund and the Goldman Sachs Global Income Fund underperformed their respective benchmark indices most during the Reporting Period.

Among alternative and dynamic investment strategies, the Goldman Sachs Dynamic Allocation Fund outperformed its benchmark index. The Goldman Sachs International Real Estate Securities Fund and the Goldman Sachs Real Estate Securities Fund underperformed their respective benchmark indices during the Reporting Period.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A	The Portfolios do not directly invest in derivatives. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to potentially afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolios?

A	In implementing our strategies, we held a slightly bearish view on equities versus fixed income at the start of the Reporting Period due to poor momentum in the global equity markets. We shifted to a neutral position during the first quarter of 2016 and to a slightly bullish view on stocks relative to bonds during the second calendar quarter.

PORTFOLIO RESULTS

Within equities, at the beginning of the Reporting Period, we favored U.S. stocks over international stocks, a view driven by strong momentum in the U.S. stock market. We maintained this view during the first quarter of 2016, becoming neutral on U.S. stocks versus international stocks during the second calendar quarter.

When the Reporting Period started, we had a slightly bearish view on emerging markets equities versus developed markets equities because of poor momentum, what we considered to be expensive valuations and weak macroeconomic conditions in the emerging markets. We continued to favor developed markets stocks over emerging markets stocks during the first quarter of 2016 due to poor momentum and weak macroeconomic conditions in the emerging markets. We were bullish on developed markets stocks versus emerging markets stocks during the second quarter of 2016 because of poor momentum and what we viewed as expensive valuations among emerging markets stocks.

We implemented our country level views within the Goldman Sachs International Equity Insights Fund and the Goldman Sachs Emerging Markets Equity Insights Fund, which served as underlying funds during the Reporting Period. Among developed markets equities at the end of the Reporting Period, we were bullish on Australia and France due to what we considered to be low investor risk aversion and strong momentum in those markets. We held bearish views on Portugal and Hong Kong because of what we viewed as less attractive macroeconomic conditions and poor short-term momentum. Among emerging markets equities at the end of the Reporting Period, we favored Russia and Turkey, primarily as a result of what we saw as attractive long-term valuations and favorable inflation outlooks. We were bearish on the Philippines and India due to what we considered to be less attractive long-term valuations.

Among U.S. equities, we began the Reporting Period bullish on growth stocks relative to value stocks because of improved market sentiment for growth stocks. We remained bullish on growth stocks relative to value stocks in the first quarter of 2016 due to continued positive market sentiment for growth stocks. During the second calendar quarter, we maintained our bullish view on growth stocks versus value stocks because of what we considered to be a higher risk appetite for growth stocks than for value stocks. At the beginning of the Reporting Period and through the end of the first calendar quarter, we were bullish on large-cap stocks versus small-cap stocks given heightened investor risk aversion. We maintained a bullish view, though to a lesser extent, on large-cap stocks versus small-cap stocks during the second quarter of 2016 due to what we viewed as improved valuations among small-cap stocks.

Within fixed income, at the start of the Reporting Period, we had a bullish view on U.S. fixed income versus international fixed income due to what we considered to be more attractive yields in the U.S. fixed income market. During the first quarter of 2016, we shifted our view to slightly bearish on U.S. fixed income versus international fixed income because of what we saw as more attractive yields in the international fixed income market. We increased our bearish view on U.S. fixed income relative to international fixed income during the second calendar quarter as a result of weak cross-sector momentum within the U.S. fixed income market. At the beginning of the Reporting Period and through the first quarter of 2016, we were bullish on investment grade corporate bonds relative to high yield corporate bonds given heightened risk aversion and negative momentum in the high yield corporate bond market. During the second calendar quarter, we moderated our bullish view on investment grade fixed income versus high yield corporate bonds due to what we viewed as a reduced risk appetite in the high yield corporate bond market.

When the Reporting Period started, we had a neutral view on U.S. dollar-denominated emerging markets debt versus developed markets debt as a result of negative momentum in U.S. dollar-denominated emerging markets debt. We grew bearish on U.S. dollar-denominated emerging markets debt versus developed markets debt during the first quarter of 2016. In the second calendar quarter, we shifted to a neutral view on U.S. dollar-denominated emerging markets debt versus developed markets debt because of improved momentum in U.S. dollar-denominated emerging markets debt. At the beginning of the Reporting Period and through the end of the first calendar quarter, we were bearish on local emerging markets debt versus developed markets debt, largely because of weak momentum in emerging markets currencies. We became neutral on local emerging markets debt relative to developed markets debt during the second calendar quarter as a result of improved momentum in local emerging markets debt.

In addition, during the first quarter of 2016, there was a reorganization that affected two of the Portfolios’ underlying funds. Effective February 5, 2016, the Goldman Sachs International Small Cap Fund was closed and its corresponding shares were reorganized into the Goldman

PORTFOLIO RESULTS

Sachs International Small Cap Insights Fund. There was no material impact on the Portfolios’ risk exposures. In an effort to further diversify our active risk within the international equity exposure of the Portfolios, we also introduced the Goldman Sachs Focused International Equity Fund, effective April 28, 2016.

Q	What is the Portfolios’ tactical view and strategy for the months ahead?

A	Global equilibrium is the foundation of our strategic asset allocation process — that is, we believe that a globally- diversified portfolio of asset classes, weighted by their market capitalization, provides economically intuitive, meaningful and balanced exposures to investment opportunities. We make 10 active decisions within the Portfolios based on our current outlook on global equity, fixed income and currency markets. On a monthly basis, we shift assets away from the strategic allocation (tilting our positions in certain asset classes and countries from their longer-term, strategic weights) in an effort to benefit from changing conditions in global capital markets.

At the end of the Reporting Period, we were bullish on stocks relative to bonds. We favored U.S. equities over international equities and developed markets stocks over emerging markets stocks. Within U.S. equities, we had decreased our bullish view on growth stocks versus value stocks and had shifted to a neutral view on large-cap stocks versus small-cap stocks.

In fixed income at the end of the Reporting Period, we had grown less bearish on U.S. fixed income relative to international fixed income. We had shifted to a bullish view on high yield corporate bonds versus investment grade corporate bonds. In addition, we were slightly bullish on local emerging markets debt versus developed markets debt and on U.S. dollar-denominated emerging markets debt versus developed markets debt.

FUND BASICS

Balanced Strategy

as of June 30, 2016

PERFORMANCE REVIEW
January 1, 2016– June 30, 2016	Portfolio Total Return (based on NAV)[1]	Balanced Strategy Composite Index[2]	Barclays Global Index	MSCI ACWI Index
Class A	2.42%	4.00%	5.87%	1.23%
Class C	1.93	4.00	5.87	1.23
Institutional	2.51	4.00	5.87	1.23
Service	3.12	4.00	5.87	1.23
Class IR	2.55	4.00	5.87	1.23
Class R	2.51	4.00	5.87	1.23
Class R6	2.61	4.00	5.87	1.23

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Balanced Strategy Composite Index (“Balanced Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Balanced Composite is comprised of a blend of the Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Barclays Global Index”) (60%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (40%). The Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-4.55%	2.06%	2.87%	3.95%	1/2/98
Class C	-0.91	2.43	2.68	3.49	1/2/98
Institutional	1.26	3.61	3.87	4.68	1/2/98
Service	1.60	3.29	3.43	4.21	1/2/98
Class IR	1.21	3.48	N/A	2.89	11/30/07
Class R	0.83	3.00	N/A	2.43	11/30/07
Class R6	N/A	N/A	N/A	0.54	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.34%	1.40%
Class C	2.09	2.15
Institutional	0.94	1.00
Service	1.44	1.50
Class IR	1.09	1.15
Class R	1.59	1.65
Class R6	0.92	0.98

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weightings in the chart above reflect the allocations from March 31, 2016 to June 30, 2016. Actual Fund weighting in the Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a monthly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-Term Investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

FUND BASICS

Equity Growth Strategy

as of June 30, 2016

PERFORMANCE REVIEW
January 1, 2016–June 30, 2016	Portfolio Total Return (based on NAV)[1]	MSCI® ACWI Index[2]
Class A	0.35%	1.23%
Class C	-0.07	1.23
Institutional	0.55	1.23
Service	0.28	1.23
Class IR	0.42	1.23
Class R	0.21	1.23
Class R6	0.48	1.23

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Portfolio’s benchmark is the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”). The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-7.97%	4.43%	2.70%	4.00%	1/2/98
Class C	-4.39	4.83	2.51	3.55	1/2/98
Institutional	-2.22	6.05	3.70	4.72	1/2/98
Service	-2.78	5.53	3.18	4.21	1/2/98
Class IR	-2.42	5.89	N/A	1.87	11/30/07
Class R	-2.89	5.36	N/A	1.42	11/30/07
Class R6	N/A	N/A	N/A	-3.47	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) or cumulative as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.34%	1.42%
Class C	2.09	2.17
Institutional	0.94	1.02
Service	1.44	1.52
Class IR	1.09	1.17
Class R	1.59	1.67
Class R6	0.92	1.00

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weightings in the chart above reflect the allocations from March 31, 2016 to June 30, 2016. Actual underlying fund weighting in the Portfolios may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a monthly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

FUND BASICS

Growth and Income Strategy

as of June 30, 2016

PERFORMANCE REVIEW
January 1, 2016– June 30, 2016	Portfolio Total Return (based on NAV)[1]	Growth and Income Strategy Composite Index[2]	Barclays Global Index	MSCI ACWI Index
Class A	1.55%	3.08%	5.87%	1.23%
Class C	1.14	3.08	5.87	1.23
Institutional	1.74	3.08	5.87	1.23
Service	1.44	3.08	5.87	1.23
Class IR	1.68	3.08	5.87	1.23
Class R	1.32	3.08	5.87	1.23
Class R6	1.65	3.08	5.87	1.23

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth and Income Strategy Composite Index (“Growth and Income Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth and Income Composite is comprised of a blend of the Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Barclays Global Index”) (40%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (60%). The Growth and Income Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-6.19%	2.73%	2.62%	4.11%	1/2/98
Class C	-2.50	3.13	2.43	3.65	1/2/98
Institutional	-0.39	4.32	3.61	4.85	1/2/98
Service	-0.86	3.80	3.10	4.32	1/2/98
Class IR	-0.53	4.15	N/A	2.22	11/30/07
Class R	-1.05	3.63	N/A	1.74	11/30/07
Class R6	N/A	N/A	N/A	-1.27	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.33%	1.37%
Class C	2.08	2.12
Institutional	0.93	0.97
Service	1.43	1.47
Class IR	1.08	1.12
Class R	1.58	1.62
Class R6	0.91	0.95

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weightings in the chart above reflect the allocations from March 31, 2016 to June 30, 2016. Actual underlying fund weighting in the Portfolios may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a monthly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

FUND BASICS

Growth Strategy

as of June 30, 2016

PERFORMANCE REVIEW
January 1, 2016– June 30, 2016	Portfolio Total Return (based on NAV)[1]	Growth Strategy Composite Index[2]	Barclays Global Index	MSCI ACWI Index
Class A	0.71%	2.15%	5.87%	1.23%
Class C	0.32	2.15	5.87	1.23
Institutional	0.87	2.15	5.87	1.23
Service	0.63	2.15	5.87	1.23
Class IR	0.88	2.15	5.87	1.23
Class R	0.64	2.15	5.87	1.23
Class R6	0.87	2.15	5.87	1.23

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth Strategy Composite Index (“Growth Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth Composite is comprised of a blend of the Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Barclays Global Index”) (20%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (80%). The Growth Strategy Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-7.65%	3.28%	2.24%	3.79%	1/2/98
Class C	-4.02	3.67	2.06	3.34	1/2/98
Institutional	-1.89	4.85	3.23	4.52	1/2/98
Service	-2.42	4.35	2.72	4.00	1/2/98
Class IR	-2.06	4.73	N/A	1.64	11/30/07
Class R	-2.52	4.20	N/A	1.14	11/30/07
Class R6	N/A	N/A	N/A	-2.82	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.35%	1.40%
Class C	2.10	2.15
Institutional	0.95	0.99
Service	1.45	1.50
Class IR	1.10	1.15
Class R	1.60	1.65
Class R6	0.93	0.97

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weightings in the chart above reflect the allocations from March 31, 2016 to June 30, 2016. Actual underlying fund weighting in the Portfolios may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a monthly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

PORTFOLIO RESULTS

Goldman Sachs Satellite Strategies Portfolio

Investment Process and Principal Strategy

The Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM”) or an affiliate, now or in the future, acts as investment adviser or principal underwriter (the “underlying funds”). Some of the Portfolios’ underlying funds invest primarily in fixed income or money market instruments, and some invest primarily in equity securities.

The Portfolio invests assets in a strategic mix of underlying funds, which the investment adviser considers to be invested in satellite asset classes. Satellite asset classes are those that historically have lower correlations to traditional market exposures such as large cap equities and investment grade fixed income. The investment adviser allows strategic targets to shift with their respective market returns but adjusts the overall asset allocation of the Portfolio based on current market conditions and the investment adviser’s economic and market forecasts.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Satellite Strategies Portfolio’s (the “Portfolio”) performance and positioning for the six-month period ended June 30, 2016 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 4.99%, 4.65%, 5.34%, 5.04%, 5.27%, 4.90% and 5.21%, respectively. This compares to the 2.14% cumulative total return of the Fund’s blended benchmark, which is composed 40% of the Barclays U.S. Aggregate Bond Index, 30% of the Standard & Poor’s 500 Index (the “S&P 500® Index”) and 30% of the MSCI EAFE Index (Gross, USD, Unhedged), during the same period.

The components of the blended benchmark, the Barclays U.S. Aggregate Bond Index, the S&P 500® Index and the MSCI EAFE Index, generated cumulative total returns of 5.31%, 3.84% and -4.04%, respectively, during the same period.

Q	How did the various satellite asset classes perform during the Reporting Period?

A	During the Reporting Period, with the exception of international small-cap stocks, all satellite asset classes generated positive absolute returns. Local emerging markets debt, as represented by the J.P. Morgan Government Bond Index — Emerging Markets, performed best. U.S. real estate securities, as represented by the Wilshire Real Estate Securities Index, performed well also, benefiting from improved investor sentiment about U.S. economic strength. U.S. dollar-denominated emerging market debt, as represented by the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index, also realized gains, as crude oil prices rose during the Reporting Period. Brent crude oil began the Reporting Period at $36.43 per barrel and closed the Reporting Period at $49.71 per barrel — a more than 36% increase. High yield corporate bonds, as represented by the Barclays U.S. Corporate High Yield Index, also performed well, as interest rates fell during the Reporting Period and investor conviction about the strength of issuing companies improved on the back of an expanding U.S. economy and rising crude oil prices.

International small-cap equities, as represented by the MSCI EAFE Small Cap Index, was the weakest performing satellite asset class during the Reporting Period and the only one to post a negative absolute return. This was driven largely by economic uncertainty related to the U.K. referendum on its membership in the European Union, popularly known as Brexit, which seemed likely to disproportionately affect international small-cap companies.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	The Portfolio outperformed its blended benchmark during the Reporting Period, largely because of its allocations to

PORTFOLIO RESULTS

U.S. real estate securities, U.S. dollar-denominated emerging markets debt and high yield corporate bonds.

Offsetting these results somewhat was the performance of the Portfolio’s underlying funds relative to their respective benchmark indices, which detracted overall from returns. In keeping with our investment approach, we dynamically adjusted Portfolio weights to ensure that overall risk and individual underlying fund contributions to risk remained within the ranges we feel are appropriate for a diversified satellite portfolio. The Portfolio’s allocation to international small-cap equities also dampened performance.

Q	How did the Portfolio’s underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Overall, as mentioned earlier, the performance of the underlying funds relative to their respective benchmark indices detracted overall from the Portfolio’s performance. The Goldman Sachs International Real Estate Securities Fund and Goldman Sachs High Yield Fund underperformed their respective benchmark indices most during the Reporting Period. The Goldman Sachs Emerging Markets Equity Fund, the Goldman Sachs U.S. Equity Insights Fund, the Goldman Sachs Real Estate Securities Fund, the Goldman Sachs High Yield Floating Rate Fund and the Goldman Sachs International Small Cap Insights Fund also underperformed their respective benchmark indices, albeit to a lesser extent. On the positive side, the Goldman Sachs Commodity Strategy Fund, the Goldman Sachs Emerging Markets Debt Fund, the Goldman Sachs Local Emerging Markets Debt Fund and the Goldman Sachs Emerging Markets Equity Insights Fund slightly outperformed their respective benchmark indices during the Reporting Period.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio does not directly invest in derivatives. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolio?

A	During the first quarter of 2016, through its underlying funds, we rebalanced the Portfolio to maintain our target risk objectives. More specifically, we significantly increased the Portfolio’s exposure to U.S. dollar-denominated emerging markets debt. We more modestly increased the Portfolio’s exposure to commodities, international real estate securities and international small-cap equities. Conversely, we decreased the Fund’s exposure to high yield corporate bonds, high yield loans and U.S. real estate securities.

Also during the first calendar quarter, there was a reorganization that affected two of the Portfolio’s underlying funds. Effective February 5, 2016, the Goldman Sachs International Small Cap Fund was closed and its corresponding shares were reorganized into the Goldman Sachs International Small Cap Insights Fund. There was no material impact on the Portfolio’s risk exposures.

In the second calendar quarter, through the underlying funds, we rebalanced the Portfolio to maintain our target risk objectives. We significantly increased its exposure to U.S. dollar-denominated emerging markets debt. In addition, we increased the Portfolio’s exposure to emerging markets equities and high yield loans. Conversely, we decreased the Portfolio’s exposure to high yield corporate bonds and international real estate securities.

Q	What is the Portfolio’s tactical view and strategy for the months ahead?

A	We manage the Portfolio using a dynamic, risk-responsive rebalancing process. Using our sophisticated, proprietary risk models, we evaluate the overall risk of the Portfolio each month as well as the portion of risk contributed by each individual asset class.

At the end of the Reporting Period, through its underlying funds, the Portfolio had a larger allocation than it did at the beginning of the Reporting Period to U.S. dollar- denominated emerging markets debt. It also had modestly higher allocations to commodities, international small-cap equities and emerging markets equities. The Portfolio had lower exposure to high yield corporate bonds and U.S. real estate securities.

We will continue to monitor risk on a monthly basis and adjust our allocation to the satellite asset classes as the underlying funds drift beyond our longer-term risk-related guidelines.

FUND BASICS

Satellite Strategies Portfolio

as of June 30, 2016

PERFORMANCE REVIEW
January 1, 2016– June 30, 2016	Fund Total Return (based on NAV)[1]	Satellite Strategies Composite Index[2]	Barclays U.S. Aggregate Bond Index	MSCI® EAFE® Index	S&P 500® Index
Class A	4.99%	2.14%	5.31%	-4.04%	3.84%
Class C	4.65	2.14	5.31	-4.04	3.84
Institutional	5.34	2.14	5.31	-4.04	3.84
Service	5.04	2.14	5.31	-4.04	3.84
Class IR	5.27	2.14	5.31	-4.04	3.84
Class R	4.90	2.14	5.31	-4.04	3.84
Class R6	5.21	2.14	5.31	-4.04	3.84

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Satellite Strategies Composite Index (“Satellite Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Satellite Composite is comprised of the S&P 500® Index (30%), the MSCI® EAFE® Index (Gross, USD, Unhedged) (30%) and the Barclays U.S. Aggregate Bond Index (40%). The Satellite Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment- grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI® EAFE® Index is a market capitalization weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The S&P 500® Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Five Years	Since Inception	Inception Date
Class A	-5.58%	1.20%	0.64%	3/30/07
Class C	-1.74	1.58	0.50	3/30/07
Institutional	0.41	2.76	1.64	3/30/07
Service	-0.19	2.24	1.73	8/29/08
Class IR	0.26	2.61	0.92	11/30/07
Class R	-0.36	2.10	0.41	11/30/07
Class R6	N/A	N/A	0.55	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.43%	1.46%
Class C	2.18	2.21
Institutional	1.03	1.06
Service	1.53	1.56
Class IR	1.18	1.21
Class R	1.68	1.71
Class R6	1.01	1.04

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TARGET RISK-CONTRIBUTION INVESTMENT PORTFOLIO[5] AS OF 6/30/15
Percentage of Investment Portfolio

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weightings in the chart above reflect the allocations from March 31, 2016 to June 30, 2016. Actual underlying funds und weighting in the Portfolios may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[6]
Percentage of Net Assets

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments

June 30, 2016 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 100.2%
Equity – 34.3%
1,552,617	Goldman Sachs Large Cap Growth Insights Fund	$36,579,658
1,675,056	Goldman Sachs Large Cap Value Insights Fund	28,258,188
1,580,198	Goldman Sachs International Equity Insights Fund	16,355,052
1,294,550	Goldman Sachs Strategic Growth Fund	15,689,945
1,904,922	Goldman Sachs Emerging Markets Equity Insights Fund	15,010,787
781,762	Goldman Sachs Large Cap Value Fund	12,156,401
338,063	Goldman Sachs Small Cap Equity Insights Fund	6,676,744
252,794	Goldman Sachs Real Estate Securities Fund	5,483,100
910,520	Goldman Sachs International Real Estate Securities Fund	5,435,803
529,499	Goldman Sachs International Small Cap Insights Fund	5,353,238
322,027	Goldman Sachs Focused International Equity Fund	5,326,328

		152,325,244

Fixed Income – 48.5%
10,758,414	Goldman Sachs Global Income Fund	133,619,507
3,503,565	Goldman Sachs Strategic Income Fund	32,828,400
3,292,148	Goldman Sachs High Yield Fund	20,477,163
2,204,141	Goldman Sachs Local Emerging Markets Debt Fund	14,304,876
1,108,674	Goldman Sachs Emerging Markets Debt Fund	14,124,504

		215,354,450

Dynamic – 17.4%
6,194,708	Goldman Sachs Dynamic Allocation Fund	59,716,985
1,700,495	Goldman Sachs Managed Futures Strategy Fund	17,753,163

		77,470,148

TOTAL UNDERLYING FUNDS – 100.2%
(Cost $468,256,447)		$445,149,842

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(815,343)

NET ASSETS – 100.0%		$444,334,499

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Schedule of Investments

June 30, 2016 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 100.1%
Equity – 100.1%
6,870,953	Goldman Sachs International Equity Insights Fund	$71,114,362
3,565,229	Goldman Sachs Large Cap Value Insights Fund	60,145,408
2,506,277	Goldman Sachs Large Cap Growth Insights Fund	59,047,889
4,002,610	Goldman Sachs Emerging Markets Equity Insights Fund	31,540,563
1,664,023	Goldman Sachs Large Cap Value Fund	25,875,555
2,089,723	Goldman Sachs Strategic Growth Fund	25,327,442
1,408,042	Goldman Sachs Focused International Equity Fund	23,289,010
545,590	Goldman Sachs Small Cap Equity Insights Fund	10,775,400
967,589	Goldman Sachs International Small Cap Insights Fund	9,782,321
307,972	Goldman Sachs Real Estate Securities Fund	6,679,908
1,109,369	Goldman Sachs International Real Estate Securities Fund	6,622,935

TOTAL UNDERLYING FUNDS – 100.1%
(Cost $313,129,506)		$330,200,793

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(365,999)

NET ASSETS – 100.0%		$329,834,794

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments

June 30, 2016 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 100.1%
Equity – 55.6%
4,513,724	Goldman Sachs Large Cap Growth Insights Fund	$106,343,339
5,314,852	Goldman Sachs Large Cap Value Insights Fund	89,661,550
8,154,416	Goldman Sachs International Equity Insights Fund	84,398,209
6,284,357	Goldman Sachs Emerging Markets Equity Insights Fund	49,520,737
3,765,147	Goldman Sachs Strategic Growth Fund	45,633,576
2,484,162	Goldman Sachs Large Cap Value Fund	38,628,721
1,666,841	Goldman Sachs Focused International Equity Fund	27,569,549
951,334	Goldman Sachs Small Cap Equity Insights Fund	18,788,840
1,593,644	Goldman Sachs International Small Cap Insights Fund	16,111,738
507,109	Goldman Sachs Real Estate Securities Fund	10,999,186
1,826,865	Goldman Sachs International Real Estate Securities Fund	10,906,385

		498,561,830

Fixed Income – 27.2%
10,331,141	Goldman Sachs Global Income Fund	128,312,766
4,685,511	Goldman Sachs Strategic Income Fund	43,903,242
5,176,529	Goldman Sachs High Yield Fund	32,198,010
3,014,934	Goldman Sachs Local Emerging Markets Debt Fund	19,566,919
1,521,859	Goldman Sachs Emerging Markets Debt Fund	19,388,482

		243,369,419

Dynamic – 17.3%
12,426,985	Goldman Sachs Dynamic Allocation Fund	119,796,138
3,411,050	Goldman Sachs Managed Futures Strategy Fund	35,611,359

		155,407,497

TOTAL UNDERLYING FUNDS – 100.1%
(Cost $918,402,423)		$897,338,746

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 0.2%
Repurchase Agreements – 0.2%
Joint Repurchase Agreement Account II
$1,300,000	0.429%	07/01/16	$1,300,000
(Cost $1,300,000)

TOTAL INVESTMENTS – 100.3%
(Cost $919,702,423)			$898,638,746

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%			(2,508,296)

NET ASSETS – 100.0%			$896,130,450

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.
(b)	Joint repurchase agreement was entered into on June 30, 2016. Additional information appears on page 39.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments

June 30, 2016 (Unaudited)

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.1%
Equity – 77.1%
5,005,364	Goldman Sachs Large Cap Growth Insights Fund	$117,926,367
11,104,341	Goldman Sachs International Equity Insights Fund	114,929,926
6,157,920	Goldman Sachs Large Cap Value Insights Fund	103,884,111
7,884,986	Goldman Sachs Emerging Markets Equity Insights Fund	62,133,688
4,174,178	Goldman Sachs Strategic Growth Fund	50,591,036
2,876,888	Goldman Sachs Large Cap Value Fund	44,735,607
2,272,802	Goldman Sachs Focused International Equity Fund	37,592,153
1,050,416	Goldman Sachs Small Cap Equity Insights Fund	20,745,714
1,822,749	Goldman Sachs International Small Cap Insights Fund	18,427,988
580,117	Goldman Sachs Real Estate Securities Fund	12,582,746
2,089,709	Goldman Sachs International Real Estate Securities Fund	12,475,563

		596,024,899

Fixed Income – 5.7%
2,009,500	Goldman Sachs Strategic Income Fund	18,829,019
1,943,931	Goldman Sachs High Yield Fund	12,091,248
520,961	Goldman Sachs Emerging Markets Debt Fund	6,637,044
1,022,657	Goldman Sachs Local Emerging Markets Debt Fund	6,637,044

		44,194,355

Dynamic – 17.3%
10,659,896	Goldman Sachs Dynamic Allocation Fund	102,761,400
2,926,089	Goldman Sachs Managed Futures Strategy Fund	30,548,364

		133,309,764

TOTAL UNDERLYING FUNDS – 100.1%
(Cost $773,035,407)		$773,529,018

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(b) – 0.0%
Repurchase Agreements – 0.0%
Joint Repurchase Agreement Account II
$100,000	0.429%	07/01/16	$100,000
(Cost $100,000)

TOTAL INVESTMENTS – 100.1%
(Cost $773,135,407)			$773,629,018

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(985,610)

NET ASSETS – 100.0%			$772,643,408

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.
(b)	Joint repurchase agreement was entered into on June 30, 2016. Additional information appears on page 39.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Schedule of Investments

June 30, 2016 (Unaudited)

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.2%
Equity – 55.6%
5,725,150	Goldman Sachs Real Estate Securities Fund	$124,178,510
20,637,938	Goldman Sachs International Real Estate Securities Fund	123,208,487
11,460,725	Goldman Sachs International Small Cap Insights Fund	115,867,931
6,202,460	Goldman Sachs Emerging Markets Equity Insights Fund	48,875,381
2,480,640	Goldman Sachs Emerging Markets Equity Fund	39,665,442

		451,795,751

Fixed Income – 44.6%
10,668,421	Goldman Sachs High Yield Floating Rate Fund	102,310,154
7,557,634	Goldman Sachs Emerging Markets Debt Fund	96,284,254
13,248,843	Goldman Sachs High Yield Fund	82,407,803
6,356,864	Goldman Sachs Local Emerging Markets Debt Fund	41,256,046
3,455,049	Goldman Sachs Commodity Strategy Fund	40,251,326

		362,509,583

TOTAL UNDERLYING FUNDS – 100.2%
(Cost $744,806,596)		$814,305,334

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(1,878,007)

NET ASSETS – 100.0%		$812,427,327

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Schedule of Investments

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At June 30, 2016, certain funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of July 1, 2016, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Growth Strategy Portfolio	$100,000	$100,001	$102,000
Growth and Income Strategy Portfolio	1,300,000	1,300,015	1,326,000

REPURCHASE AGREEMENTS — At June 30, 2016, the Principal Amount of certain funds’ interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Growth Strategy Portfolio	Growth Strategy Portfolio
BNP Paribas Securities Co.	0.400%	$14,779	$192,124
Citigroup Global Markets, Inc.	0.440	19,995	259,932
Merrill Lynch & Co., Inc.	0.440	37,407	486,299
Merrill Lynch & Co., Inc.	0.420	27,819	361,645
TOTAL		$100,000	$1,300,000

At June 30, 2016, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	0.499%	09/14/16
Federal Home Loan Mortgage Corp.	2.000 to 7.500	09/01/17 to 07/01/46
Federal National Mortgage Association	0.625 to 6.500	08/26/16 to 07/01/46
Government National Mortgage Association	3.500 to 6.000	01/20/37 to 05/20/46
Tennessee Valley Authority	4.250	09/15/65
United States Treasury Floating Rate Note	0.488	10/31/17
United States Treasury Note	0.375 to 4.250	10/31/16 to 08/15/20
United States Treasury Bond	6.250	05/15/30
United States Treasury Stripped Securities	0.000	08/15/29 to 08/15/42

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities

June 30, 2016 (Unaudited)

Balanced Strategy Portfolio
Assets:
Investments in Affiliated Underlying Funds, at value (cost $468,256,447, $313,129,506, $918,402,423, $773,035,407 and $744,806,596)	$445,149,842
Repurchase agreement, at value which equals cost	—
Cash	—
Receivables:
Investments sold	24,457,091
Dividends	457,981
Portfolio shares sold	321,928
Reimbursement from investment adviser	25,862
Other assets	1,253
Total assets	470,413,957

Liabilities:
Due to custodian	522,154
Payables:
Investments purchased	24,395,974
Portfolio shares redeemed	918,340
Distribution and Service fees and Transfer Agency fees	112,074
Management fees	54,796
Accrued expenses	76,120
Total liabilities	26,079,458

Net Assets:
Paid-in capital	477,458,670
Undistributed (distributions in excess of) net investment income	237,542
Accumulated net realized loss	(10,255,108)
Net unrealized gain (loss)	(23,106,605)
NET ASSETS	$444,334,499
Net Assets:
Class A	$141,085,124
Class C	50,363,543
Institutional	241,951,980
Service	822,727
Class IR	4,882,311
Class R	5,218,763
Class R6	10,051
Total Net Assets	$444,334,499
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	13,270,175
Class C	4,740,380
Institutional	22,754,981
Service	76,567
Class IR	461,034
Class R	492,228
Class R6	945
Net asset value, offering and redemption price per share:(a)
Class A	$10.63
Class C	10.62
Institutional	10.63
Service	10.75
Class IR	10.59
Class R	10.60
Class R6	10.64

(a)	Maximum public offering price per share for Class A Shares of the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy and Satellite Strategies Portfolios is $11.25, $15.33, $12.48, $13.53 and $8.18, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio	Growth and Income Strategy Portfolio	Growth Strategy Portfolio	Satellite Strategies Portfolio

$330,200,793	$897,338,746	$773,529,018	$814,305,334
—	1,300,000	100,000	—
57,376	28,248	42,804	—

5,077,853	47,357,263	35,379,995	11,577,075
—	568,915	189,305	1,532,603
264,800	255,087	117,110	302,756
24,928	30,851	29,698	28,071
961	2,482	2,108	2,990
335,626,711	946,881,592	809,390,038	827,748,829

—	—	—	2,218,115

5,065,856	48,867,600	35,233,690	11,557,466
457,829	1,395,903	1,034,459	1,238,465
128,613	265,206	276,463	130,141
40,833	110,580	95,819	83,346
98,786	111,853	106,199	93,969
5,791,917	50,751,142	36,746,630	15,321,502

538,121,252	1,489,567,764	1,416,806,141	857,584,392
(281,088)	54,884	146,705	1,704,548
(225,076,657)	(572,428,521)	(644,803,049)	(116,360,351)
17,071,287	(21,063,677)	493,611	69,498,738
$329,834,794	$896,130,450	$772,643,408	$812,427,327

$126,826,664	$323,631,741	$316,057,908	$105,810,275
78,005,222	133,279,627	152,260,243	61,841,514
117,499,018	428,828,545	295,585,425	576,762,661
467,447	3,241,769	2,161,769	476,346
5,129,465	4,333,090	3,882,770	64,539,173
1,897,324	2,805,801	2,685,576	2,963,765
9,654	9,877	9,717	33,593
$329,834,794	$896,130,450	$772,643,408	$812,427,327

8,752,710	27,447,690	24,711,535	13,685,998
5,646,687	11,543,157	11,969,469	8,043,164
8,023,012	36,264,017	23,089,049	74,731,329
32,400	275,603	169,533	61,712
358,352	369,096	307,502	8,362,507
131,755	239,525	215,098	384,873
659	835	759	4,349

$14.49	$11.79	$12.79	$7.73
13.81	11.55	12.72	7.69
14.65	11.83	12.80	7.72
14.43	11.76	12.75	7.72
14.31	11.74	12.63	7.72
14.40	11.71	12.49	7.70
14.64	11.82	12.80	7.72

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

Balanced Strategy Portfolio
Investment income:
Dividends from Affiliated Underlying Funds	$2,764,716
Interest	397
Total investment income	2,765,113

Expenses:
Distribution and Service fees(a)	445,787
Management fees	333,220
Transfer Agency fees(a)	240,769
Registration fees	51,508
Printing and mailing costs	38,528
Professional fees	33,810
Custody, accounting and administrative services	23,726
Trustee fees	12,380
Service Share fees — Service Plan	1,048
Service Share fees — Shareholder Administration Plan	1,048
Other	5,806
Total expenses	1,187,630
Less — expense reductions	(156,872)
Net expenses	1,030,758
NET INVESTMENT INCOME (LOSS)	1,734,355

Realized and unrealized gain (loss):
Net realized gain (loss) from Affiliated Underlying Funds	2,774,904
Net change in unrealized gain (loss) on Affiliated Underlying Funds	6,834,542
Net realized and unrealized gain	9,609,446
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,343,801

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Balanced Strategy	$177,106	$256,204	$12,477	$134,600	$48,679	$48,179	$168	$4,400	$4,741	$2
Equity Growth Strategy	158,392	390,155	4,242	120,378	74,130	22,739	91	4,713	1,612	1
Growth and Income Strategy	408,287	675,137	6,552	310,299	128,276	84,253	634	3,367	2,490	2
Growth Strategy	397,735	764,621	6,358	302,279	145,278	58,951	424	3,881	2,416	1
Satellite Strategies	137,260	315,023	7,521	104,318	59,854	119,698	133	60,894	2,858	2

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio	Growth and Income Strategy Portfolio	Growth Strategy Portfolio	Satellite Strategies Portfolio

$646,970	$3,821,060	$1,977,353	$12,547,952
103	625	295	192
647,073	3,821,685	1,977,648	12,548,144

552,789	1,089,976	1,168,714	459,804
244,172	669,203	580,971	520,233
223,664	529,321	513,230	347,757
48,084	52,114	50,889	77,443
35,797	71,284	65,691	55,754
37,310	36,178	37,121	35,046
20,195	23,642	21,691	20,355
12,228	14,036	12,978	13,892
568	3,965	2,651	828
568	3,965	2,651	828
4,221	7,797	7,300	8,587
1,179,596	2,501,481	2,463,887	1,540,527
(151,325)	(187,205)	(180,179)	(169,122)
1,028,271	2,314,276	2,283,708	1,371,405
(381,198)	1,507,409	(306,060)	11,176,739

21,563,135	18,516,790	28,377,710	(27,970,568)
(20,478,758)	(6,427,751)	(23,130,335)	57,501,027
1,084,377	12,089,039	5,247,375	29,530,459
$703,179	$13,596,448	$4,941,315	$40,707,198

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Balanced Strategy Portfolio
	For the Six Months Ended June 30, 2016 (Unaudited)	For the Fiscal Year Ended December 31, 2015
From operations:
Net investment income (loss)	$1,734,355	$14,545,688
Net realized gain (loss)	2,774,904	6,983,245
Net change in unrealized gain (loss)	6,834,542	(25,031,392)
Net increase (decrease) in net assets resulting from operations	11,343,801	(3,502,459)

Distributions to shareholders:
From net investment income
Class A Shares	(426,832)	(5,095,512)
Class C Shares	(5,819)	(1,565,196)
Institutional Shares	(1,179,971)	(8,487,895)
Service Shares	(2,052)	(44,435)
Class IR Shares	(19,841)	(164,300)
Class R Shares	(9,861)	(188,063)
Class R6 Shares(a)	(49)	(310)
Return of capital
Class A Shares	—	(2,526,405)
Class C Shares	—	(776,040)
Institutional Shares	—	(4,208,383)
Service Shares	—	(22,031)
Class IR Shares	—	(81,461)
Class R Shares	—	(93,243)
Class R6 Shares(a)	—	(153)
Total distributions to shareholders	(1,644,425)	(23,253,427)

From share transactions:
Proceeds from sales of shares	50,317,012	98,709,246
Reinvestment of distributions	1,606,625	22,189,595
Cost of shares redeemed	(61,907,064)	(153,490,200)
Net decrease in net assets resulting from share transactions	(9,983,427)	(32,591,359)
TOTAL DECREASE	(284,051)	(59,347,245)

Net assets:
Beginning of period	444,618,550	503,965,795
End of period	$444,334,499	$444,618,550
Undistributed (distributions in excess of) net investment income	$237,542	$147,612

(a)	Commenced operations on July 31, 2015.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio		Growth and Income Strategy Portfolio
For the Six Months Ended June 30, 2016 (Unaudited)	For the Fiscal Year Ended December 31, 2015	For the Six Months Ended June 30, 2016 (Unaudited)	For the Fiscal Year Ended December 31, 2015

$(381,198)	$2,113,803	$1,507,409	$20,916,879
21,563,135	30,393,456	18,516,790	42,569,402
(20,478,758)	(28,776,252)	(6,427,751)	(66,686,597)
703,179	3,731,007	13,596,448	(3,200,316)

—	(1,308,140)	(281,325)	(12,235,759)
—	(169,086)	(330)	(4,206,483)
—	(1,615,705)	(1,164,518)	(16,299,566)
—	(4,927)	(1,819)	(112,387)
—	(68,602)	(8,270)	(120,119)
—	(10,858)	(526)	(76,493)
—	(134)	(27)	(326)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	(3,177,452)	(1,456,815)	(33,051,133)

10,188,314	25,374,959	52,008,688	128,739,332
—	3,020,454	1,422,659	30,906,155
(24,661,331)	(69,366,483)	(92,077,210)	(210,351,612)
(14,473,017)	(40,971,070)	(38,645,863)	(50,706,125)
(13,769,838)	(40,417,515)	(26,506,230)	(86,957,574)

343,604,632	384,022,147	922,636,680	1,009,594,254
$329,834,794	$343,604,632	$896,130,450	$922,636,680
$(281,088)	$100,110	$54,884	$4,290

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Growth Strategy Portfolio
	For the Six Months Ended June 30, 2016 (Unaudited)	For the Fiscal Year Ended December 31, 2015
From operations:
Net investment income (loss)	$(306,060)	$9,909,410
Net realized gain (loss)	28,377,710	60,602,258
Net change in unrealized gain (loss)	(23,130,335)	(69,260,756)
Net increase (decrease) in net assets resulting from operations	4,941,315	1,250,912

Distributions to shareholders:
From net investment income
Class A Shares	—	(5,268,195)
Class C Shares	—	(1,217,530)
Institutional Shares	—	(6,012,695)
Service Shares	—	(31,885)
Class IR Shares	—	(77,652)
Class R Shares	—	(31,649)
Class R6 Shares(a)	—	(193)
Return of capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Class R6 Shares(a)	—	—
Total distributions to shareholders	—	(12,639,799)

From share transactions:
Proceeds from sales of shares	25,995,115	108,927,723
Reinvestment of distributions	—	12,018,514
Cost of shares redeemed	(68,723,844)	(151,803,088)
Net decrease in net assets resulting from share transactions	(42,728,729)	(30,856,851)
TOTAL DECREASE	(37,787,414)	(42,245,738)

Net assets:
Beginning of period	810,430,822	852,676,560
End of period	$772,643,408	$810,430,822
Undistributed net investment income	$146,705	$452,765

(a)	Commenced operations on July 31, 2015.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

	Satellite Strategies Portfolio
	For the Six Months Ended June 30, 2016 (Unaudited)	For the Fiscal Year Ended December 31, 2015
From operations:
Net investment income	$11,176,739	$29,825,060
Net realized loss	(27,970,568)	(14,905,989)
Net change in unrealized gain (loss)	57,501,027	(41,621,460)
Net increase (decrease) in net assets resulting from operations	40,707,198	(26,702,389)

Distributions to shareholders:
From net investment income
Class A Shares	(1,272,837)	(3,402,921)
Class C Shares	(525,299)	(1,351,435)
Institutional Shares	(8,125,602)	(21,458,058)
Service Shares	(5,671)	(71,931)
Class IR Shares	(846,141)	(2,097,718)
Class R Shares	(32,829)	(72,106)
Class R6 Shares(a)	(330)	(152)
Total distributions to shareholders	(10,808,709)	(28,454,321)

From share transactions:
Proceeds from sales of shares	62,359,003	178,922,896
Reinvestment of distributions	9,048,858	22,469,087
Cost of shares redeemed	(202,920,073)	(449,257,975)
Net decrease in net assets resulting from share transactions	(131,512,212)	(247,865,992)
TOTAL DECREASE	(101,613,723)	(303,022,702)

Net assets:
Beginning of period	914,041,050	1,217,063,752
End of period	$812,427,327	$914,041,050
Undistributed net investment income	$1,704,548	$1,336,518

(a)	Commenced operations on July 31, 2015.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)
2016 - A	$10.41	$0.03	$0.22	$0.25	$(0.03)	$—	$(0.03)
2016 - C	10.41	(0.01)	0.22	0.21	— (g)	—	— (g)
2016 - Institutional	10.42	0.05	0.21	0.26	(0.05)	—	(0.05)
2016 - Service	10.45	0.03	0.30	0.33	(0.03)	—	(0.03)
2016 - IR	10.37	0.05	0.21	0.26	(0.04)	—	(0.04)
2016 - R	10.36	0.02	0.24	0.26	(0.02)	—	(0.02)
2016 - R6	10.42	0.05	0.22	0.27	(0.05)	—	(0.05)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - A	11.06	0.33	(0.43)	(0.10)	(0.38)	(0.17)	(0.55)
2015 - C	11.07	0.24	(0.43)	(0.19)	(0.32)	(0.15)	(0.47)
2015 - Institutional	11.07	0.39	(0.44)	(0.05)	(0.40)	(0.20)	(0.60)
2015 - Service	11.10	0.39	(0.50)	(0.11)	(0.36)	(0.18)	(0.54)
2015 - IR	11.03	0.36	(0.44)	(0.08)	(0.39)	(0.19)	(0.58)
2015 - R	11.02	0.36	(0.49)	(0.13)	(0.34)	(0.19)	(0.53)
2015 - R6 (Commenced July 31, 2015)	11.16	0.30	(0.52)	(0.22)	(0.35)	(0.17)	(0.52)
2014 - A	11.13	0.21	0.06	0.27	(0.34)	—	(0.34)
2014 - C	11.13	0.12	0.07	0.19	(0.25)	—	(0.25)
2014 - Institutional	11.13	0.25	0.07	0.32	(0.38)	—	(0.38)
2014 - Service	11.16	0.19	0.08	0.27	(0.33)	—	(0.33)
2014 - IR	11.09	0.25	0.06	0.31	(0.37)	—	(0.37)
2014 - R	11.08	0.18	0.07	0.25	(0.31)	—	(0.31)
2013 - A	10.56	0.25	0.61	0.86	(0.29)	—	(0.29)
2013 - C	10.56	0.17	0.61	0.78	(0.21)	—	(0.21)
2013 - Institutional	10.56	0.33	0.58	0.91	(0.34)	—	(0.34)
2013 - Service	10.59	0.23	0.62	0.85	(0.28)	—	(0.28)
2013 - IR	10.53	0.37	0.51	0.88	(0.32)	—	(0.32)
2013 - R	10.51	0.23	0.61	0.84	(0.27)	—	(0.27)
2012 - A	9.86	0.16	0.82	0.98	(0.28)	—	(0.28)
2012 - C	9.86	0.09	0.81	0.90	(0.20)	—	(0.20)
2012 - Institutional	9.87	0.23	0.79	1.02	(0.33)	—	(0.33)
2012 - Service	9.88	0.15	0.83	0.98	(0.27)	—	(0.27)
2012 - IR	9.83	0.22	0.79	1.01	(0.31)	—	(0.31)
2012 - R	9.82	0.15	0.80	0.95	(0.26)	—	(0.26)
2011 - A	10.22	0.15	(0.34)	(0.19)	(0.17)	—	(0.17)
2011 - C	10.22	0.08	(0.35)	(0.27)	(0.09)	—	(0.09)
2011 - Institutional	10.23	0.20	(0.35)	(0.15)	(0.21)	—	(0.21)
2011 - Service	10.25	0.14	(0.35)	(0.21)	(0.16)	—	(0.16)
2011 - IR	10.21	0.24	(0.42)	(0.18)	(0.20)	—	(0.20)
2011 - R	10.18	0.14	(0.35)	(0.21)	(0.15)	—	(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	Annualized.
(g)	Amount is less than $0.005 per share.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover rate(e)

$10.63	2.42%	$141,085	0.59	%(f)	0.66	%(f)	0.65	%(f)	39%
10.62	1.93	50,364	1.34	(f)	1.41	(f)	(0.10	)(f)	39
10.63	2.51	241,952	0.19	(f)	0.26	(f)	1.05	(f)	39
10.75	3.12	823	0.69	(f)	0.76	(f)	0.54	(f)	39
10.59	2.55	4,882	0.34	(f)	0.41	(f)	0.91	(f)	39
10.60	2.51	5,219	0.84	(f)	0.91	(f)	0.41	(f)	39
10.64	2.61	10	0.20	(f)	0.27	(f)	1.04	(f)	39

10.41	(0.90)	146,047	0.59		0.65		2.95		48
10.41	(1.65)	53,734	1.34		1.40		2.20		48
10.42	(0.49)	234,110	0.19		0.25		3.48		48
10.45	(0.99)	967	0.69		0.75		3.47		48
10.37	(0.73)	4,555	0.34		0.40		3.29		48
10.36	(1.23)	5,196	0.84		0.90		3.22		48
10.42	(2.01)	10	0.19	(f)	0.23	(f)	6.52	(f)	48
11.06	2.40	173,813	0.60		0.66		1.85		38
11.07	1.71	63,726	1.35		1.41		1.05		38
11.07	2.90	254,620	0.20		0.26		2.22		38
11.10	2.38	1,391	0.70		0.75		1.65		38
11.03	2.76	4,980	0.35		0.41		2.23		38
11.02	2.25	5,436	0.85		0.90		1.61		38
11.13	8.23	186,034	0.60		0.65		2.29		63
11.13	7.42	74,053	1.34		1.40		1.57		63
11.13	8.67	287,623	0.20		0.25		2.99		63
11.16	8.08	1,736	0.69		0.75		2.14		63
11.09	8.45	3,938	0.35		0.40		3.37		63
11.08	8.00	5,615	0.84		0.90		2.07		63
10.56	9.96	219,919	0.59		0.65		1.55		66
10.56	9.16	81,123	1.34		1.40		0.87		66
10.56	10.32	247,494	0.19		0.25		2.23		66
10.59	9.95	2,022	0.69		0.75		1.48		66
10.53	10.29	920	0.34		0.40		2.14		66
10.51	9.66	8,237	0.84		0.90		1.49		66
9.86	(1.88)	327,283	0.59		0.64		1.49		38
9.86	(2.64)	94,041	1.34		1.39		0.73		38
9.87	(1.48)	151,822	0.19		0.24		1.96		38
9.88	(2.09)	2,466	0.69		0.74		1.36		38
9.83	(1.79)	750	0.34		0.39		2.38		38
9.82	(2.11)	7,288	0.84		0.89		1.38		38

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)
2016 - A	$14.44	$(0.01)	$0.06	$0.05	$—
2016 - C	13.82	(0.06)	0.05	(0.01)	—
2016 - Institutional	14.57	0.01	0.07	0.08	—
2016 - Service	14.39	(0.02)	0.06	0.04	—
2016 - IR	14.25	— (g)	0.06	0.06	—
2016 - R	14.37	(0.03)	0.06	0.03	—
2016 - R6	14.57	0.02	0.05	0.07	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - A	14.46	0.09	0.03	0.12	(0.14)
2015 - C	13.83	(0.02)	0.04	0.02	(0.03)
2015 - Institutional	14.58	0.16	0.03	0.19	(0.20)
2015 - Service	14.40	0.08	0.03	0.11	(0.12)
2015 - IR	14.27	0.13	0.03	0.16	(0.18)
2015 - R	14.37	0.04	0.05	0.09	(0.09)
2015 - R6 (Commenced July 31, 2015)	15.38	0.14	(0.74)	(0.60)	(0.21)
2014 - A	14.29	0.23	0.20	0.43	(0.26)
2014 - C	13.68	0.10	0.20	0.30	(0.15)
2014 - Institutional	14.41	0.29	0.20	0.49	(0.32)
2014 - Service	14.22	0.19	0.23	0.42	(0.24)
2014 - IR	14.11	0.32	0.14	0.46	(0.30)
2014 - R	14.17	0.13	0.26	0.39	(0.19)
2013 - A	11.75	0.19	2.57	2.76	(0.22)
2013 - C	11.26	0.08	2.46	2.54	(0.12)
2013 - Institutional	11.85	0.27	2.57	2.84	(0.28)
2013 - Service	11.71	0.19	2.54	2.73	(0.22)
2013 - IR	11.62	0.47	2.29	2.76	(0.27)
2013 - R	11.64	0.11	2.59	2.70	(0.17)
2012 - A	10.23	0.21	1.53	1.74	(0.22)
2012 - C	9.82	0.12	1.46	1.58	(0.14)
2012 - Institutional	10.33	0.28	1.52	1.80	(0.28)
2012 - Service	10.14	0.16	1.55	1.71	(0.14)
2012 - IR	10.13	0.24	1.51	1.75	(0.26)
2012 - R	10.16	0.20	1.49	1.69	(0.21)
2011 - A	11.33	0.20	(1.05)	(0.85)	(0.25)
2011 - C	10.88	0.11	(1.01)	(0.90)	(0.16)
2011 - Institutional	11.45	0.25	(1.07)	(0.82)	(0.30)
2011 - Service	11.22	0.16	(1.02)	(0.86)	(0.22)
2011 - IR	11.23	0.27	(1.08)	(0.81)	(0.29)
2011 - R	11.26	0.21	(1.08)	(0.87)	(0.23)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	Annualized.
(g)	Amount is less than $0.005 per share.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover rate(e)

$14.49	0.35%	$126,827	0.59	%(f)	0.69	%(f)	(0.20	)%(f)	23%
13.81	(0.07)	78,005	1.34	(f)	1.44	(f)	(0.95	)(f)	23
14.65	0.55	117,499	0.19	(f)	0.29	(f)	0.21	(f)	23
14.43	0.28	467	0.69	(f)	0.79	(f)	(0.30	)(f)	23
14.31	0.42	5,129	0.34	(f)	0.44	(f)	0.06	(f)	23
14.40	0.21	1,897	0.84	(f)	0.94	(f)	(0.44	)(f)	23
14.64	0.48	10	0.19	(f)	0.28	(f)	0.22	(f)	23

14.44	0.83	134,851	0.59		0.67		0.63		18
13.82	0.13	83,743	1.34		1.42		(0.15)		18
14.57	1.31	117,357	0.19		0.27		1.05		18
14.39	0.78	577	0.69		0.77		0.52		18
14.25	1.11	5,282	0.34		0.42		0.91		18
14.37	0.61	1,785	0.84		0.92		0.28		18
14.57	(3.93)	10	0.18	(f)	0.29	(f)	2.32	(f)	18
14.46	3.01	148,611	0.60		0.68		1.56		23
13.83	2.18	96,667	1.35		1.42		0.71		23
14.58	3.38	130,499	0.20		0.28		1.96		23
14.40	2.94	626	0.70		0.77		1.27		23
14.27	3.27	5,280	0.35		0.43		2.19		23
14.37	2.77	2,339	0.85		0.92		0.86		23
14.29	23.51	152,264	0.60		0.68		1.45		21
13.68	22.60	106,208	1.35		1.43		0.68		21
14.41	23.96	124,275	0.20		0.28		2.07		21
14.22	23.28	715	0.70		0.78		1.48		21
14.11	23.77	3,735	0.35		0.43		3.55		21
14.17	23.17	3,740	0.84		0.93		0.85		21
11.75	16.95	147,814	0.59		0.68		1.85		23
11.26	16.10	102,156	1.34		1.43		1.10		23
11.85	17.45	92,696	0.19		0.26		2.45		23
11.71	16.85	488	0.70		0.78		1.43		23
11.62	17.30	494	0.34		0.42		2.20		23
11.64	16.59	4,946	0.84		0.92		1.79		23
10.23	(7.52)	208,169	0.59		0.66		1.77		18
9.82	(8.28)	112,247	1.34		1.41		1.05		18
10.33	(7.16)	46,797	0.19		0.26		2.20		18
10.14	(7.63)	1,246	0.69		0.76		1.39		18
10.13	(7.25)	539	0.34		0.41		2.45		18
10.16	(7.71)	5,073	0.84		0.91		1.91		18

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)
2016 - A	$11.62	$0.01		$0.17	$0.18	$(0.01)
2016 - C	11.42	(0.03)		0.16	0.13	— (g)
2016 - Institutional	11.66	0.04		0.16	0.20	(0.03)
2016 - Service	11.60	0.01		0.16	0.17	(0.01)
2016 - IR	11.57	0.03		0.16	0.19	(0.02)
2016 - R	11.56	—	(g)	0.15	0.15	— (g)
2016 - R6	11.66	0.04		0.15	0.19	(0.03)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - A	12.10	0.25		(0.31)	(0.06)	(0.42)
2015 - C	11.91	0.16		(0.31)	(0.15)	(0.34)
2015 - Institutional	12.14	0.32		(0.33)	(0.01)	(0.47)
2015 - Service	12.07	0.25		(0.32)	(0.07)	(0.40)
2015 - IR	12.05	0.29		(0.32)	(0.03)	(0.45)
2015 - R	12.03	0.23		(0.31)	(0.08)	(0.39)
2015 - R6 (Commenced July 31, 2015)	12.42	0.26		(0.62)	(0.36)	(0.40)
2014 - A	12.14	0.20		0.07	0.27	(0.31)
2014 - C	11.99	0.10		0.08	0.18	(0.26)
2014 - Institutional	12.18	0.26		0.06	0.32	(0.36)
2014 - Service	12.11	0.20		0.06	0.26	(0.30)
2014 - IR	12.09	0.25		0.05	0.30	(0.34)
2014 - R	12.08	0.16		0.07	0.23	(0.28)
2013 - A	10.95	0.20		1.23	1.43	(0.24)
2013 - C	10.85	0.12		1.22	1.34	(0.20)
2013 - Institutional	10.98	0.28		1.21	1.49	(0.29)
2013 - Service	10.92	0.20		1.23	1.43	(0.24)
2013 - IR	10.91	0.29		1.16	1.45	(0.27)
2013 - R	10.90	0.16		1.24	1.40	(0.22)
2012 - A	9.98	0.17		1.07	1.24	(0.27)
2012 - C	9.92	0.09		1.04	1.13	(0.20)
2012 - Institutional	10.02	0.24		1.03	1.27	(0.31)
2012 - Service	9.97	0.17		1.04	1.21	(0.26)
2012 - IR	9.95	0.20		1.05	1.25	(0.29)
2012 - R	9.94	0.16		1.04	1.20	(0.24)
2011 - A	10.55	0.17		(0.53)	(0.36)	(0.21)
2011 - C	10.49	0.10		(0.53)	(0.43)	(0.14)
2011 - Institutional	10.59	0.22		(0.54)	(0.32)	(0.25)
2011 - Service	10.53	0.17		(0.53)	(0.36)	(0.20)
2011 - IR	10.52	0.40		(0.73)	(0.33)	(0.24)
2011 - R	10.52	0.18		(0.57)	(0.39)	(0.19)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	Annualized.
(g)	Amount is less than $0.005 per share.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover rate(e)

$11.79	1.55%	$323,632	0.59	%(f)	0.64	%(f)	0.26	%(f)	37%
11.55	1.14	133,280	1.34	(f)	1.39	(f)	(0.49	)(f)	37
11.83	1.74	428,829	0.19	(f)	0.24	(f)	0.66	(f)	37
11.76	1.44	3,242	0.69	(f)	0.74	(f)	0.17	(f)	37
11.74	1.68	4,333	0.34	(f)	0.39	(f)	0.55	(f)	37
11.71	1.32	2,806	0.84	(f)	0.89	(f)	0.03	(f)	37
11.82	1.65	10	0.19	(f)	0.23	(f)	0.68	(f)	37

11.62	(0.54)	341,468	0.59		0.63		2.08		40
11.42	(1.24)	143,257	1.34		1.38		1.30		40
11.66	(0.13)	429,243	0.19		0.23		2.59		40
11.60	(0.56)	3,246	0.69		0.73		2.03		40
11.57	(0.29)	3,085	0.34		0.38		2.42		40
11.56	(0.69)	2,330	0.84		0.88		1.89		40
11.66	(2.87)	10	0.19	(f)	0.21	(f)	5.04	(f)	40
12.10	2.22	408,488	0.60		0.63		1.64		35
11.91	1.46	169,745	1.35		1.38		0.80		35
12.14	2.62	421,720	0.20		0.23		2.11		35
12.07	2.11	3,725	0.70		0.73		1.58		35
12.05	2.49	3,478	0.35		0.38		2.00		35
12.03	1.97	2,438	0.85		0.88		1.27		35
12.14	13.10	435,812	0.60		0.63		1.74		50
11.99	12.32	196,121	1.34		1.38		1.02		50
12.18	13.63	353,203	0.20		0.23		2.36		50
12.11	13.08	3,917	0.70		0.73		1.71		50
12.09	13.36	2,796	0.35		0.38		2.46		50
12.08	12.76	3,430	0.85		0.88		1.42		50
10.95	12.40	491,921	0.59		0.63		1.61		47
10.85	11.42	210,201	1.34		1.38		0.89		47
10.98	12.69	267,744	0.19		0.22		2.21		47
10.92	12.13	3,848	0.69		0.73		1.59		47
10.91	12.62	1,519	0.34		0.38		1.90		47
10.90	12.12	4,068	0.84		0.88		1.54		47
9.98	(3.46)	750,376	0.59		0.62		1.62		35
9.92	(4.10)	250,381	1.34		1.37		0.91		35
10.02	(3.04)	140,119	0.19		0.22		2.12		35
9.97	(3.48)	4,073	0.69		0.72		1.57		35
9.95	(3.18)	1,719	0.34		0.37		3.99		35
9.94	(3.77)	4,384	0.84		0.87		1.68		35

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)
2016 - A	$12.70	$(0.01)	$0.10	$0.09	$—
2016 - C	12.68	(0.05)	0.09	0.04	—
2016 - Institutional	12.69	0.02	0.09	0.11	—
2016 - Service	12.67	(0.01)	0.09	0.08	—
2016 - IR	12.52	0.01	0.10	0.11	—
2016 - R	12.41	(0.02)	0.10	0.08	—
2016 - R6	12.68	0.02	0.10	0.12	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - A	12.91	0.15	(0.16)	(0.01)	(0.20)
2015 - C	12.88	0.05	(0.15)	(0.10)	(0.10)
2015 - Institutional	12.90	0.22	(0.17)	0.05	(0.26)
2015 - Service	12.88	0.14	(0.16)	(0.02)	(0.19)
2015 - IR	12.73	0.19	(0.16)	0.03	(0.24)
2015 - R	12.62	0.12	(0.16)	(0.04)	(0.17)
2015 - R6 (Commenced July 31, 2015)	13.44	0.18	(0.68)	(0.50)	(0.26)
2014 - A	12.89	0.19	0.12	0.31	(0.29)
2014 - C	12.85	0.07	0.13	0.20	(0.17)
2014 - Institutional	12.88	0.24	0.12	0.36	(0.34)
2014 - Service	12.84	0.15	0.15	0.30	(0.26)
2014 - IR	12.72	0.25	0.08	0.33	(0.32)
2014 - R	12.59	0.11	0.15	0.26	(0.23)
2013 - A	11.05	0.14	1.88	2.02	(0.18)
2013 - C	11.02	0.05	1.86	1.91	(0.08)
2013 - Institutional	11.04	0.21	1.87	2.08	(0.24)
2013 - Service	11.01	0.14	1.86	2.00	(0.17)
2013 - IR	10.91	0.26	1.77	2.03	(0.22)
2013 - R	10.80	0.10	1.84	1.94	(0.15)
2012 - A	9.86	0.18	1.25	1.43	(0.24)
2012 - C	9.83	0.10	1.25	1.35	(0.16)
2012 - Institutional	9.87	0.23	1.24	1.47	(0.30)
2012 - Service	9.83	0.17	1.25	1.42	(0.24)
2012 - IR	9.75	0.22	1.22	1.44	(0.28)
2012 - R	9.65	0.17	1.21	1.38	(0.23)
2011 - A	10.75	0.19	(0.84)	(0.65)	(0.24)
2011 - C	10.70	0.11	(0.83)	(0.72)	(0.15)
2011 - Institutional	10.77	0.22	(0.83)	(0.61)	(0.29)
2011 - Service	10.72	0.18	(0.84)	(0.66)	(0.23)
2011 - IR	10.65	0.30	(0.92)	(0.62)	(0.28)
2011 - R	10.55	0.20	(0.87)	(0.67)	(0.23)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	Annualized.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover rate(e)

$12.79	0.71%	$316,058	0.59	%(f)	0.64	%(f)	(0.08	)%(f)	34%
12.72	0.32	152,260	1.34	(f)	1.39	(f)	(0.83	)(f)	34
12.80	0.87	295,585	0.19	(f)	0.24	(f)	0.32	(f)	34
12.75	0.63	2,162	0.69	(f)	0.74	(f)	(0.18	)(f)	34
12.63	0.88	3,883	0.34	(f)	0.39	(f)	0.16	(f)	34
12.49	0.64	2,686	0.84	(f)	0.89	(f)	(0.32	)(f)	34
12.80	0.87	10	0.19	(f)	0.24	(f)	0.33	(f)	34

12.70	(0.08)	336,880	0.59		0.64		1.15		38
12.68	(0.82)	161,733	1.34		1.39		0.39		38
12.69	0.35	303,237	0.19		0.23		1.68		38
12.67	(0.17)	2,135	0.69		0.74		1.09		38
12.52	0.20	4,114	0.34		0.39		1.50		38
12.41	(0.31)	2,323	0.84		0.89		0.95		38
12.68	(3.66)	10	0.21	(f)	0.25	(f)	3.22	(f)	38
12.91	2.36	385,409	0.60		0.64		1.46		26
12.88	1.59	190,125	1.35		1.39		0.57		26
12.90	2.76	267,677	0.20		0.24		1.84		26
12.88	2.32	2,509	0.70		0.74		1.11		26
12.73	2.58	4,496	0.35		0.39		1.92		26
12.62	2.06	2,461	0.85		0.89		0.84		26
12.89	18.31	389,445	0.60		0.64		1.19		32
12.85	17.37	218,776	1.35		1.39		0.42		32
12.88	18.81	246,229	0.20		0.24		1.77		32
12.84	18.19	3,419	0.70		0.74		1.14		32
12.72	18.65	3,598	0.35		0.39		2.17		32
12.59	17.93	4,208	0.85		0.89		0.84		32
11.05	14.49	398,487	0.59		0.64		1.65		47
11.02	13.72	224,471	1.34		1.39		0.92		47
11.04	14.89	173,180	0.19		0.23		2.10		47
11.01	14.42	3,185	0.69		0.74		1.60		47
10.91	14.79	1,483	0.34		0.38		2.05		47
10.80	14.31	4,885	0.84		0.88		1.64		47
9.86	(6.08)	562,262	0.59		0.63		1.73		35
9.83	(6.77)	257,778	1.34		1.38		0.99		35
9.87	(5.69)	92,807	0.19		0.23		2.08		35
9.83	(6.18)	3,644	0.69		0.73		1.65		35
9.75	(5.85)	1,376	0.34		0.38		2.90		35
9.65	(6.39)	4,413	0.84		0.88		1.88		35

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)
2016 - A	$7.45	$0.09	$0.28	$0.37	$(0.09)	$—	$(0.09)
2016 - C	7.41	0.06	0.28	0.34	(0.06)	—	(0.06)
2016 - Institutional	7.43	0.10	0.30	0.40	(0.11)	—	(0.11)
2016 - Service	7.43	0.08	0.29	0.37	(0.08)	—	(0.08)
2016 - IR	7.43	0.10	0.29	0.39	(0.10)	—	(0.10)
2016 - R	7.42	0.08	0.28	0.36	(0.08)	—	(0.08)
2016 - R6	7.44	0.13	0.26	0.39	(0.11)	—	(0.11)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - A	7.89	0.19	(0.44)	(0.25)	(0.19)	—	(0.19)
2015 - C	7.84	0.13	(0.43)	(0.30)	(0.13)	—	(0.13)
2015 - Institutional	7.87	0.23	(0.45)	(0.22)	(0.22)	—	(0.22)
2015 - Service	7.84	0.14	(0.40)	(0.26)	(0.15)	—	(0.15)
2015 - IR	7.87	0.21	(0.44)	(0.23)	(0.21)	—	(0.21)
2015 - R	7.86	0.18	(0.45)	(0.27)	(0.17)	—	(0.17)
2015 - R6 (Commenced July 31, 2015)	7.91	0.11	(0.46)	(0.35)	(0.12)	—	(0.12)
2014 - A	8.16	0.21	(0.23)	(0.02)	(0.21)	(0.04)	(0.25)
2014 - C	8.12	0.15	(0.24)	(0.09)	(0.15)	(0.04)	(0.19)
2014 - Institutional	8.15	0.25	(0.24)	0.01	(0.25)	(0.04)	(0.29)
2014 - Service	8.12	0.19	(0.22)	(0.03)	(0.21)	(0.04)	(0.25)
2014 - IR	8.15	0.23	(0.24)	(0.01)	(0.23)	(0.04)	(0.27)
2014 - R	8.13	0.18	(0.22)	(0.04)	(0.19)	(0.04)	(0.23)
2013 - A	8.22	0.25	(0.04)	0.21	(0.27)	—	(0.27)
2013 - C	8.18	0.19	(0.04)	0.15	(0.21)	—	(0.21)
2013 - Institutional	8.21	0.29	(0.04)	0.25	(0.31)	—	(0.31)
2013 - Service	8.19	0.24	(0.04)	0.20	(0.27)	—	(0.27)
2013 - IR	8.21	0.28	(0.04)	0.24	(0.30)	—	(0.30)
2013 - R	8.19	0.24	(0.04)	0.20	(0.26)	—	(0.26)
2012 - A	7.39	0.33	0.86	1.19	(0.34)	(0.02)	(0.36)
2012 - C	7.36	0.26	0.86	1.12	(0.28)	(0.02)	(0.30)
2012 - Institutional	7.38	0.36	0.86	1.22	(0.37)	(0.02)	(0.39)
2012 - Service	7.36	0.32	0.87	1.19	(0.34)	(0.02)	(0.36)
2012 - IR	7.38	0.35	0.86	1.21	(0.36)	(0.02)	(0.38)
2012 - R	7.37	0.31	0.86	1.17	(0.33)	(0.02)	(0.35)
2011 - A	7.95	0.28	(0.53)	(0.25)	(0.28)	(0.03)	(0.31)
2011 - C	7.92	0.23	(0.53)	(0.30)	(0.23)	(0.03)	(0.26)
2011 - Institutional	7.94	0.32	(0.53)	(0.21)	(0.32)	(0.03)	(0.35)
2011 - Service	7.92	0.28	(0.53)	(0.25)	(0.28)	(0.03)	(0.31)
2011 - IR	7.94	0.32	(0.54)	(0.22)	(0.31)	(0.03)	(0.34)
2011 - R	7.93	0.26	(0.52)	(0.26)	(0.27)	(0.03)	(0.30)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	Annualized.
(g)	Amount is less than 0.005% per share.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate(e)

$7.73	4.99%	$105,810	0.57	%(f)	0.61	%(f)	2.41	%(f)	10%
7.69	4.65	61,842	1.32	(f)	1.36	(f)	1.67	(f)	10
7.72	5.34	576,763	0.17	(f)	0.21	(f)	2.81	(f)	10
7.72	5.04	476	0.67	(f)	0.71	(f)	2.16	(f)	10
7.72	5.27	64,539	0.32	(f)	0.36	(f)	2.69	(f)	10
7.70	4.90	2,964	0.82	(f)	0.86	(f)	2.18	(f)	10
7.72	5.21	34	0.16	(f)	0.20	(f)	3.57	(f)	10

7.45	(3.24)	118,345	0.57		0.60		2.43		22
7.41	(3.89)	68,765	1.32		1.35		1.66		22
7.43	(2.84)	655,268	0.17		0.20		2.85		22
7.43	(3.32)	988	0.67		0.70		1.81		22
7.43	(2.99)	67,547	0.32		0.35		2.69		22
7.42	(3.49)	3,119	0.82		0.85		2.24		22
7.44	(4.43)	10	0.15	(f)	0.18	(f)	3.58	(f)	22
7.89	(0.28)	177,204	0.58		0.60		2.50		20
7.84	(1.16)	102,605	1.33		1.35		1.79		20
7.87	— (g)	833,657	0.18		0.20		2.97		20
7.84	(0.39)	14,085	0.68		0.70		2.30		20
7.87	(0.15)	86,018	0.33		0.35		2.78		20
7.86	(0.54)	3,495	0.83		0.85		2.23		20
8.16	2.67	231,868	0.58		0.60		3.08		36
8.12	1.91	118,153	1.33		1.35		2.35		36
8.15	3.09	853,543	0.18		0.20		3.53		36
8.12	2.45	28,483	0.68		0.70		2.96		36
8.15	2.94	91,493	0.33		0.35		3.39		36
8.13	2.44	3,765	0.83		0.85		2.91		36
8.22	16.30	250,407	0.57		0.60		4.13		14
8.18	15.37	130,446	1.32		1.35		3.32		14
8.21	16.77	803,541	0.17		0.20		4.56		14
8.19	16.26	37,068	0.67		0.70		4.04		14
8.21	16.60	74,216	0.32		0.35		4.37		14
8.19	15.96	2,804	0.82		0.85		3.86		14
7.39	(3.17)	201,416	0.57		0.61		3.59		35
7.36	(3.88)	117,790	1.32		1.36		2.88		35
7.38	(2.77)	590,521	0.17		0.21		4.07		35
7.36	(3.26)	28,306	0.67		0.71		3.54		35
7.38	(2.91)	58,940	0.32		0.36		4.12		35
7.37	(3.42)	846	0.82		0.86		3.33		35

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements

June 30, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
All Portfolios	A, C, Institutional, Service, IR, R, R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The valuation policy of the Portfolios and Underlying Funds is to value investments at fair value

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly,

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

the Portfolios are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Balanced Strategy, Growth and Income Strategy and Satellite Strategies	Quarterly	Annually
Equity Growth Strategy and Growth Strategy	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolios’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees ( “Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds — Investments in the Underlying Funds are valued at the NAV per share of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Portfolio, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Portfolios’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Portfolio and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Portfolio could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio are less than the repurchase price and the Portfolio’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Portfolio’s interest in the collateral is not enforceable, resulting in additional losses to the Portfolio.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Portfolios, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Portfolios maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Portfolios are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of June 30, 2016:

BALANCED STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$152,325,244	$—	$—
Fixed Income Underlying Funds	215,354,450	—	—
Dynamic Underlying Funds	77,470,148	—	—
Total	$445,149,842	$—	$—

EQUITY GROWTH STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$330,200,793	$—	$—
Total	$330,200,793	$—	$—

GROWTH AND INCOME STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$498,561,830	$—	$—
Fixed Income Underlying Funds	243,369,419	—	—
Dynamic Underlying Funds	155,407,497	—	—
Short-term Investments	—	1,300,000	—
Total	$897,338,746	$1,300,000	$—

GROWTH STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$596,024,899	$—	$—
Fixed Income Underlying Funds	44,194,355	—	—
Dynamic Underlying Funds	133,309,764	—	—
Short-term Investments	—	100,000	—
Total	$773,529,018	$100,000	$—

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SATELLITE STRATEGIES PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$451,795,751	$—	$—
Fixed Income Underlying Funds	362,509,583	—	—
Total	$814,305,334	$—	$—

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of average daily net assets of 0.124% for the Satellite Strategies Portfolio and 0.15% for each of the other Portfolios.

B.  Distribution and Service Plans — The Trust, on behalf of each Portfolio, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Portfolio’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2016, Goldman Sachs advised that it retained the following amounts:

Fund	Front End Sales Charge Class A	Contingent Deferred Sales Charge Class C
Balanced Strategy	8,036	32
Equity Growth Strategy	4,997	267
Growth and Income Strategy	13,884	411
Growth Strategy	12,725	237
Satellite Strategies	1,550	—

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Portfolio that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolios (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.01% for the Satellite Strategies Portfolio and 0.004% for each other Portfolio. These Other Expense limitations will remain in place through at least April 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Other Expense Reimbursements
Balanced Strategy	$156,872
Equity Growth Strategy	151,325
Growth and Income Strategy	187,205
Growth Strategy	180,179
Satellite Strategies	169,122

G.  Line of Credit Facility — As of June 30, 2016, the Portfolios participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2016, the Portfolios did not have any borrowings under the facility.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — The Portfolios invest primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the six months ended June 30, 2016 (in thousands):

Balanced Strategy Portfolio
Underlying Funds	Market Value 12/31/2015	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2016	Dividend Income
Goldman Sachs Core Fixed Income Fund	$18,494	$591	$(19,280)	$(9)	$204	$—	$66
Goldman Sachs Dynamic Allocation Fund	56,135	9,088	(6,228)	125	597	59,717	—
Goldman Sachs Emerging Markets Debt Fund	4,416	16,153	(7,196)	266	486	14,125	324
Goldman Sachs Emerging Markets Equity Insights Fund	1,431	16,625	(3,963)	445	473	15,011	—
Goldman Sachs Focused International Equity Fund	—	7,685	(1,940)	(89)	(330)	5,326	—
Goldman Sachs Global Income Fund	170,177	17,729	(60,270)	(490)	6,474	133,620	1,020
Goldman Sachs High Yield Fund	2,698	27,112	(9,608)	168	107	20,477	238
Goldman Sachs International Equity Insights Fund	28,267	14,326	(26,921)	719	(36)	16,355	—
Goldman Sachs International Real Estate Securities Fund	5,000	1,028	(685)	44	49	5,436	60
Goldman Sachs International Small Cap Insights Fund	5,473	753	(709)	140	(304)	5,353	—
Goldman Sachs Large Cap Growth Insights Fund	47,687	9,397	(20,486)	1,423	(1,441)	36,580	—
Goldman Sachs Large Cap Value Fund	8,535	5,888	(2,285)	(280)	298	12,156	—
Goldman Sachs Large Cap Value Insights Fund	19,887	13,347	(5,102)	(231)	357	28,258	180
Goldman Sachs Local Emerging Markets Debt Fund	4,519	15,423	(6,655)	375	643	14,305	335
Goldman Sachs Managed Futures Strategy Fund	15,365	4,901	(2,557)	169	(125)	17,753	—
Goldman Sachs Real Estate Securities Fund	5,155	945	(1,100)	155	328	5,483	72
Goldman Sachs Small Cap Equity Insights Fund	179	6,662	(332)	1	167	6,677	—
Goldman Sachs Strategic Growth Fund	20,444	4,044	(8,385)	(165)	(248)	15,690	—
Goldman Sachs Strategic Income Fund	33,295	4,269	(3,881)	9	(864)	32,828	470
Total	$447,157	$175,966	$(187,583)	$2,775	$6,835	$445,150	$2,765

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Equity Growth Strategy Portfolio
Underlying Funds	Market Value 12/31/2015	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2016	Dividend Income
Goldman Sachs Emerging Markets Equity Insights Fund	$16,567	$17,529	$(4,637)	$366	$1,716	$31,541	$—
Goldman Sachs Focused International Equity Fund	—	25,677	(1,003)	(38)	(1,347)	23,289	—
Goldman Sachs International Equity Insights Fund	105,633	6,652	(40,682)	5,585	(6,074)	71,114	—
Goldman Sachs International Real Estate Securities Fund	6,887	361	(680)	(17)	72	6,623	74
Goldman Sachs International Small Cap Insights Fund	10,420	479	(785)	336	(668)	9,782	—
Goldman Sachs Large Cap Growth Insights Fund	76,734	2,081	(19,998)	9,379	(9,148)	59,048	—
Goldman Sachs Large Cap Value Fund	25,032	4,785	(4,039)	1,081	(983)	25,876	—
Goldman Sachs Large Cap Value Insights Fund	58,422	9,957	(8,811)	3,609	(3,032)	60,145	486
Goldman Sachs Real Estate Securities Fund	7,028	476	(1,379)	448	107	6,680	87
Goldman Sachs Small Cap Equity Insights Fund	5,427	5,905	(851)	102	192	10,775	—
Goldman Sachs Strategic Growth Fund	32,901	856	(7,827)	712	(1,314)	25,328	—
Total	$345,051	$74,758	$(90,692)	$21,563	$(20,479)	$330,201	$647

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth and Income Strategy Portfolio
Underlying Funds	Market Value 12/31/2015	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2016	Dividend Income
Goldman Sachs Core Fixed Income Fund	$35,661	$421	$(36,449)	$(30)	$397	$—	$2
Goldman Sachs Dynamic Allocation Fund	116,323	13,620	(11,485)	76	1,262	119,796	—
Goldman Sachs Emerging Markets Debt Fund	—	31,902	(13,348)	495	339	19,388	311
Goldman Sachs Emerging Markets Equity Insights Fund	20,935	33,580	(8,018)	833	2,191	49,521	—
Goldman Sachs Focused International Equity Fund	—	32,851	(3,501)	(149)	(1,631)	27,570	—
Goldman Sachs Global Income Fund	207,619	19,581	(105,600)	(1,389)	8,102	128,313	1,585
Goldman Sachs High Yield Fund	—	44,910	(13,093)	279	102	32,198	311
Goldman Sachs International Equity Insights Fund	130,490	28,138	(74,892)	5,431	(4,769)	84,398	—
Goldman Sachs International Real Estate Securities Fund	11,242	1,071	(1,512)	86	19	10,906	121
Goldman Sachs International Small Cap Insights Fund	17,008	1,376	(1,742)	747	(1,277)	16,112	—
Goldman Sachs Large Cap Growth Insights Fund	132,366	17,609	(43,723)	9,664	(9,573)	106,343	—
Goldman Sachs Large Cap Value Fund	32,264	12,773	(6,494)	(492)	578	38,629	—
Goldman Sachs Large Cap Value Insights Fund	$75,257	$28,136	$(14,332)	$1,038	$(437)	$89,662	$646
Goldman Sachs Local Emerging Markets Debt Fund	—	31,078	(12,572)	701	360	19,567	321
Goldman Sachs Managed Futures Strategy Fund	31,843	8,985	(5,360)	374	(231)	35,611	—
Goldman Sachs Real Estate Securities Fund	11,482	767	(2,167)	1,428	(511)	10,999	144
Goldman Sachs Small Cap Equity Insights Fund	5,190	16,209	(2,954)	(155)	499	18,789	—
Goldman Sachs Strategic Growth Fund	56,714	7,637	(17,612)	(412)	(693)	45,634	—
Goldman Sachs Strategic Income Fund	46,002	4,340	(5,276)	(8)	(1,155)	43,903	381
Total	$930,396	$334,984	$(380,130)	$18,517	$(6,428)	$897,339	$3,822

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth Strategy Portfolio
Underlying Funds	Market Value 12/31/2015	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2016	Dividend Income
Goldman Sachs Core Fixed Income Fund	$15,854	$2,317	$(18,341)	$(6)	$176	$—	$70
Goldman Sachs Dynamic Allocation Fund	101,199	11,729	(11,335)	119	1,049	102,761	—
Goldman Sachs Emerging Markets Debt Fund	—	15,223	(8,648)	62	(0)	6,637	85
Goldman Sachs Emerging Markets Equity Insights Fund	28,542	34,493	(4,850)	407	3,542	62,134	—
Goldman Sachs Global Income Fund	54,415	6,114	(61,701)	(1,280)	2,452	—	197
Goldman Sachs High Yield Fund	—	30,573	(18,580)	60	38	12,091	152
Goldman Sachs International Equity Insights Fund	171,494	24,214	(80,872)	8,693	(8,599)	114,930	—
Goldman Sachs International Real Estate Securities Fund	13,042	871	(1,561)	25	99	12,476	140
Goldman Sachs International Small Cap Insights Fund	19,732	1,148	(1,843)	799	(1,408)	18,428	—
Goldman Sachs Large Cap Growth Insights Fund	143,303	14,730	(40,383)	12,640	(12,364)	117,926	—
Goldman Sachs Large Cap Value Fund	40,267	10,774	(6,510)	1,378	(1,173)	44,736	805
Goldman Sachs Large Cap Value Insights Fund	93,945	23,172	(14,288)	5,090	(4,035)	103,884	—
Goldman Sachs Local Emerging Markets Debt Fund	—	15,187	(8,328)	(222)	(0)	6,637	88
Goldman Sachs Managed Futures Strategy Fund	27,694	7,930	(5,195)	349	(230)	30,548	—
Goldman Sachs Real Estate Securities Fund	13,307	820	(2,601)	623	434	12,583	166
Goldman Sachs Small Cap Equity Insights Fund	8,701	14,164	(2,624)	(41)	546	20,746	—
Goldman Sachs Strategic Growth Fund	$61,426	$6,282	$(15,959)	$(305)	$(853)	$50,591	$—
Goldman Sachs Strategic Income Fund	20,007	1,869	(2,541)	(13)	(493)	18,829	274
Joint Repurchase Agreement Account II	—	25,800	(25,700)	—	—	100	—
Total	$812,928	$247,410	$(331,860)	$28,378	$(20,819)	$736,037	$1,977

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Satellite Strategies Portfolio
Underlying Funds	Market Value 12/31/2015	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 6/30/2016	Dividend Income
Goldman Sachs Commodity Strategy Fund	$44,717	$4,409	$(12,787)	$(12,313)	$16,225	$40,251	$160
Goldman Sachs Emerging Markets Debt Fund	72,276	34,649	(16,705)	148	5,916	96,284	2,647
Goldman Sachs Emerging Markets Equity Fund	41,835	4,770	(8,291)	(387)	1,739	39,666	—
Goldman Sachs Emerging Markets Equity Insights Fund	51,008	6,446	(11,374)	(2,244)	5,039	48,875	—
Goldman Sachs High Yield Floating Rate Fund	115,653	3,646	(19,244)	(1,022)	3,277	102,310	2,674
Goldman Sachs High Yield Fund	128,044	3,863	(51,919)	(8,161)	10,581	82,408	2,516
Goldman Sachs International Real Estate Securities Fund	137,763	11,696	(27,279)	(1,672)	2,700	123,208	1,368
Goldman Sachs International Small Cap Fund	55,236	124	(46,084)	(163)	(9,113)	—	125
Goldman Sachs International Small Cap Insights Fund	83,537	49,384	(21,296)	323	3,920	115,868	—
Goldman Sachs Local Emerging Markets Debt Fund	45,901	2,630	(11,681)	(4,740)	9,146	41,256	1,413
Goldman Sachs Real Estate Securities Fund	140,568	6,366	(33,086)	2,260	8,071	124,179	1,645
Total	$916,538	$127,983	$(259,746)	$(27,971)	$57,501	$814,305	$12,548

*	Includes reinvestment of distributions.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of the Underlying Funds for the six months ended June 30, 2016, were as follows:

Portfolio	Purchases	Sales
Balanced Strategy	175,966,271	187,583,014
Equity Growth Strategy	74,756,974	90,691,760
Growth and Income Strategy	334,983,645	380,130,307
Growth Strategy	264,506,854	309,152,909
Satellite Strategies	84,248,910	216,011,538

6. TAX INFORMATION

As of the Portfolios’ most recent fiscal year end, December 31, 2015, the Portfolios’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Capital loss carryforwards:(1)
Expiring 2016	$—	$(41,731,954)	$(31,174,303)	$(101,609,585)	$—
Expiring 2017	—	(109,415,161)	(358,977,420)	(372,899,651)	(853,855)
Expiring 2018	(9,648,959)	(76,608,179)	(187,607,636)	(181,275,105)	—
Perpetual Short-term	(524,476)	—	—	—	—
Perpetual Long-term	—	—	—	—	(20,757,413)
Total capital loss carryforwards	$(10,173,435)	$(227,755,294)	$(577,759,359)	$(655,784,341)	$(21,611,268)
Timing Difference (Post October Loss Deferral)	$—	$(7,969)	$(1,424,438)	$(54,183)	$—

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on December 31 of the year indicated.

As of June 30, 2016, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Tax Cost	$470,965,411	$332,005,873	$931,459,647	$790,475,437	$810,330,803
Gross unrealized gain	2,067,693	21,974,498	14,025,136	23,120,209	90,284,634
Gross unrealized loss	(27,883,262)	(23,779,578)	(46,846,037)	(39,966,628)	(86,310,103)
Net unrealized security gain (loss)	$(25,815,569)	$(1,805,080)	$(32,820,901)	$(16,846,419)	$3,974,531

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in tax treatment of Underlying Fund investments.

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

7. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Investments in the Underlying Funds — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. A Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or the Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the expense ratio of the Portfolio or the Underlying Fund. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

The Portfolios may be indirectly exposed to the following risks through their investments in the Underlying Funds. For more information regarding the risks of an Underlying Fund, please see the Underlying Fund’s shareholder report.

Derivatives Risk — Loss may result from an Underlying Fund’s investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Underlying Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Liquidity Risk — An Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Underlying Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Underlying Funds have unsettled or open transactions defaults.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Underlying Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

7. OTHER RISKS (continued)

involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Underlying Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Underlying Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Strategy Portfolio

	For the Six Months Ended June 30, 2016 (Unaudited)		For the Fiscal Year Ended December 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	788,336	$8,207,183	1,345,309	$14,904,278
Reinvestment of distributions	49,426	406,005	679,687	7,264,620
Shares redeemed	(1,594,355)	(16,619,942)	(3,706,738)	(41,034,070)
	(756,593)	(8,006,754)	(1,681,742)	(18,865,172)
Class C Shares
Shares sold	195,144	2,016,812	556,471	6,110,029
Reinvestment of distributions	3,573	4,827	179,079	1,907,051
Shares redeemed	(617,622)	(6,412,918)	(1,334,753)	(14,769,934)
	(418,905)	(4,391,279)	(599,203)	(6,752,854)
Institutional Shares
Shares sold	3,747,746	38,734,579	6,772,216	74,954,706
Reinvestment of distributions	127,665	1,165,922	1,170,862	12,524,123
Shares redeemed	(3,595,957)	(37,466,953)	(8,467,707)	(94,040,907)
	279,454	2,433,548	(524,629)	(6,562,078)
Service Shares
Shares sold	2,580	32,529	18,980	209,103
Reinvestment of distributions	51	420	758	8,110
Shares redeemed	(18,658)	(195,507)	(52,460)	(566,938)
	(16,027)	(162,558)	(32,722)	(349,725)
Class IR Shares
Shares sold	75,785	784,014	48,053	530,292
Reinvestment of distributions	2,251	19,841	23,069	245,761
Shares redeemed	(56,123)	(577,073)	(83,694)	(926,159)
	21,913	226,782	(12,572)	(150,106)
Class R Shares
Shares sold	51,001	541,895	182,472	1,990,838
Reinvestment of distributions	1,276	9,561	22,552	239,467
Shares redeemed	(61,458)	(634,671)	(197,009)	(2,152,192)
	(9,181)	(83,215)	8,015	78,113
Class R6 Shares(a)
Shares sold	—	—	896	10,000
Reinvestment of distributions	5	49	44	463
Shares redeemed	—	—	—	—
	5	49	940	10,463
NET DECREASE	(899,334)	$(9,983,427)	(2,841,913)	$(32,591,359)

(a)	Commenced operations on July 31, 2015.

72

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio
For the Six Months Ended June 30, 2016 (Unaudited)		For the Fiscal Year Ended December 31, 2015		For the Six Months Ended June 30, 2016 (Unaudited)		For the Fiscal Year Ended December 31, 2015
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

274,772	$3,841,508	676,655	$9,974,657	766,403	$8,882,487	1,768,260	$21,602,904
—	—	82,676	1,204,590	31,777	262,900	953,718	11,292,981
(858,100)	(12,083,903)	(1,703,707)	(25,116,148)	(2,729,755)	(31,539,364)	(7,104,902)	(86,365,538)
(583,328)	(8,242,395)	(944,376)	(13,936,901)	(1,931,575)	(22,393,977)	(4,382,924)	(53,469,653)

120,374	1,610,571	284,359	4,016,390	282,961	3,196,941	580,448	6,940,989
—	—	10,509	146,500	3,070	64	292,948	3,395,270
(532,309)	(7,148,839)	(1,224,982)	(17,302,688)	(1,291,347)	(14,529,274)	(2,579,627)	(31,019,966)
(411,935)	(5,538,268)	(930,114)	(13,139,798)	(1,005,316)	(11,332,269)	(1,706,231)	(20,683,707)

299,625	4,145,392	686,493	10,239,123	3,276,361	37,602,878	8,096,398	98,631,039
—	—	108,006	1,586,607	110,301	1,150,464	1,345,558	16,000,494
(331,406)	(4,675,552)	(1,688,667)	(25,135,152)	(3,933,283)	(45,250,739)	(7,374,741)	(90,550,667)
(31,781)	(530,160)	(894,168)	(13,309,422)	(546,621)	(6,497,397)	2,067,215	24,080,866

344	4,950	1,980	29,181	14,124	163,402	19,459	237,746
—	—	227	3,291	65	474	2,595	30,630
(8,049)	(114,129)	(5,553)	(80,960)	(18,451)	(213,838)	(50,731)	(622,650)
(7,705)	(109,179)	(3,346)	(48,488)	(4,262)	(49,962)	(28,677)	(354,274)

16,825	235,019	54,518	797,164	119,601	1,394,385	46,050	561,646
—	—	4,774	68,602	805	8,270	10,181	120,119
(29,100)	(397,209)	(58,755)	(842,269)	(17,879)	(204,516)	(78,343)	(948,958)
(12,275)	(162,190)	537	23,497	102,527	1,198,139	(22,112)	(267,193)

24,797	350,874	20,939	308,444	67,153	768,595	62,558	755,003
—	—	740	10,730	93	460	5,640	66,335
(17,203)	(241,699)	(60,296)	(889,266)	(29,336)	(339,479)	(69,141)	(843,828)
7,594	109,175	(38,617)	(570,092)	37,910	429,576	(943)	(22,490)

—	—	650	10,000	—	—	806	10,005
—	—	9	134	2	27	28	326
—	—	—	—	—	—	(1)	(5)
—	—	659	10,134	2	27	833	10,326
(1,039,430)	$(14,473,017)	(2,809,425)	$(40,971,070)	(3,347,335)	$(38,645,863)	(4,072,839)	$(50,706,125)

73

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth Strategy Portfolio

	For the Six Months Ended June 30, 2016 (Unaudited)		For the Fiscal Year Ended December 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	691,132	$8,584,032	1,511,876	$19,926,822
Reinvestment of distributions	—	—	386,955	4,964,638
Shares redeemed	(2,503,325)	(31,319,565)	(5,237,451)	(68,894,549)
	(1,812,193)	(22,735,533)	(3,338,620)	(44,003,089)
Class C Shares
Shares sold	248,364	3,067,319	548,668	7,149,402
Reinvestment of distributions	—	—	79,160	1,013,242
Shares redeemed	(1,034,409)	(12,824,200)	(2,637,119)	(34,481,265)
	(786,045)	(9,756,881)	(2,009,291)	(26,318,621)
Institutional Shares
Shares sold	1,061,657	13,031,465	6,147,217	79,984,554
Reinvestment of distributions	—	—	462,758	5,927,936
Shares redeemed	(1,872,785)	(23,341,813)	(3,465,050)	(45,715,102)
	(811,128)	(10,310,348)	3,144,925	40,197,388
Service Shares
Shares sold	17,879	222,134	30,816	406,731
Reinvestment of distributions	—	—	534	6,830
Shares redeemed	(16,858)	(214,210)	(57,719)	(752,000)
	1,021	7,924	(26,369)	(338,439)
Class IR Shares
Shares sold	29,533	362,426	56,747	740,404
Reinvestment of distributions	—	—	6,138	77,652
Shares redeemed	(50,580)	(623,295)	(87,431)	(1,117,848)
	(21,047)	(260,869)	(24,546)	(299,792)
Class R Shares
Shares sold	60,656	727,739	55,152	709,805
Reinvestment of distributions	—	—	2,235	28,023
Shares redeemed	(32,664)	(400,761)	(65,230)	(842,319)
	27,992	326,978	(7,843)	(104,491)
Class R6 Shares(a)
Shares sold	—	—	745	10,005
Reinvestment of distributions	—	—	15	193
Shares redeemed	—	—	(1)	(5)
	—	—	759	10,193
NET DECREASE	(3,401,400)	$(42,728,729)	(2,260,985)	$(30,856,851)

(a)	Commenced operations on July 31, 2015.

74

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Satellite Strategies Portfolio
	For the Six Months Ended June 30, 2016 (Unaudited)		For the Fiscal Year Ended December 31, 2015
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	983,368	$7,369,110	3,053,112	$24,160,171
Reinvestment of distributions	156,340	1,197,159	416,665	3,217,214
Shares redeemed	(3,346,449)	(25,008,949)	(10,046,496)	(79,422,300)
	(2,206,741)	(16,442,680)	(6,576,719)	(52,044,915)
Class C Shares
Shares sold	92,875	686,509	473,325	3,696,702
Reinvestment of distributions	56,608	430,786	144,352	1,108,594
Shares redeemed	(1,388,728)	(10,215,558)	(4,416,585)	(34,528,139)
	(1,239,245)	(9,098,263)	(3,798,908)	(29,722,843)
Institutional Shares
Shares sold	6,055,731	44,780,963	16,547,453	130,796,353
Reinvestment of distributions	856,731	6,542,995	2,074,866	15,974,611
Shares redeemed	(20,334,457)	(151,191,063)	(36,331,336)	(285,068,382)
	(13,421,995)	(99,867,105)	(17,709,017)	(138,297,418)
Service Shares
Shares sold	3,326	24,593	91,527	720,762
Reinvestment of distributions	266	2,030	636	4,902
Shares redeemed	(74,825)	(551,014)	(1,755,150)	(14,049,930)
	(71,233)	(524,391)	(1,662,987)	(13,324,266)
Class IR Shares
Shares sold	1,215,969	9,113,585	2,415,950	19,126,605
Reinvestment of distributions	110,698	845,460	272,144	2,096,195
Shares redeemed	(2,050,984)	(15,290,625)	(4,524,440)	(35,516,369)
	(724,317)	(5,331,580)	(1,836,346)	(14,293,569)
Class R Shares
Shares sold	49,279	361,209	52,342	412,303
Reinvestment of distributions	3,949	30,098	8,789	67,419
Shares redeemed	(88,787)	(662,864)	(85,496)	(672,855)
	(35,559)	(271,557)	(24,365)	(193,133)
Class R6 Shares(a)
Shares sold	3,021	23,034	1,265	10,000
Reinvestment of distributions	43	330	20	152
	3,064	23,364	1,285	10,152
NET DECREASE	(17,696,026)	$(131,512,212)	(31,607,057)	$(247,865,992)

(a)	Commenced operations on July 31, 2015.

75

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Expenses — Six Month Period Ended June 30, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R and Class R6 Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 through June 30, 2016, which represents a period of 183 days in a 366-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio				Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio				Growth Strategy Portfolio				Satellite Strategies Portfolio
Share Class	Beginning Account Value 1/1/16	Ending Account Value 6/30/16		Expenses Paid for the 6 months ended 6/30/16*	Beginning Account Value 1/1/16	Ending Account Value 6/30/16		Expenses Paid for the 6 months ended 6/30/16*	Beginning Account Value 1/1/16	Ending Account Value 6/30/16		Expenses Paid for the 6 months ended 6/30/16*	Beginning Account Value 1/1/16	Ending Account Value 6/30/16		Expenses Paid for the 6 months ended 6/30/16*	Beginning Account Value 1/1/16	Ending Account Value 6/30/16		Expenses Paid for the 6 months ended 6/30/16*
Class A
Actual	$1,000.00	$1,024.20		$2.97	$1,000.00	$1,003.50		$2.94	$1,000.00	$1,015.50		$2.96	$1,000.00	$1,007.10		$2.94	$1,000.00	$1,049.90		$2.91
Hypothetical 5% return	1,000.00	1,021.93	+	2.97	1,000.00	1,021.93	+	2.97	1,000.00	1,021.93	+	2.97	1,000.00	1,021.93	+	2.97	1,000.00	1,022.03	+	2.87
Class C
Actual	1,000.00	1,019.30		6.73	1,000.00	999.30		6.66	1,000.00	1,011.40		6.70	1,000.00	1,003.20		6.67	1,000.00	1,046.50		6.72
Hypothetical 5% return	1,000.00	1,018.20	+	6.72	1,000.00	1,018.20	+	6.72	1,000.00	1,018.20	+	6.72	1,000.00	1,018.20	+	6.72	1,000.00	1,018.30	+	6.62
Institutional
Actual	1,000.00	1,025.10		0.96	1,000.00	1,005.50		0.95	1,000.00	1,017.40		0.95	1,000.00	1,008.70		0.95	1,000.00	1,053.40		0.87
Hypothetical 5% return	1,000.00	1,023.92	+	0.96	1,000.00	1,023.92	+	0.96	1,000.00	1,023.92	+	0.96	1,000.00	1,023.92	+	0.96	1,000.00	1,024.02	+	0.86
Service
Actual	1,000.00	1,031.20		3.48	1,000.00	1,002.80		3.44	1,000.00	1,014.40		3.46	1,000.00	1,006.30		3.44	1,000.00	1,050.40		3.42
Hypothetical 5% return	1,000.00	1,021.43	+	3.47	1,000.00	1,021.43	+	3.47	1,000.00	1,021.43	+	3.47	1,000.00	1,021.43	+	3.47	1,000.00	1,021.53	+	3.37
Class IR
Actual	1,000.00	1,025.50		1.71	1,000.00	1,004.20		1.69	1,000.00	1,016.80		1.70	1,000.00	1,008.80		1.70	1,000.00	1,052.70		1.63
Hypothetical 5% return	1,000.00	1,023.17	+	1.71	1,000.00	1,023.17	+	1.71	1,000.00	1,023.17	+	1.71	1,000.00	1,023.17	+	1.71	1,000.00	1,023.27	+	1.61
Class R
Actual	1,000.00	1,025.10		4.23	1,000.00	1,002.10		4.18	1,000.00	1,013.20		4.20	1,000.00	1,006.40		4.19	1,000.00	1,049.00		4.18
Hypothetical 5% return	1,000.00	1,020.69	+	4.22	1,000.00	1,020.69	+	4.22	1,000.00	1,020.69	+	4.22	1,000.00	1,020.69	+	4.22	1,000.00	1,020.79	+	4.12
Class R6
Actual	1,000.00	1,026.10		1.01	1,000.00	1,004.80		0.95	1,000.00	1,016.50		0.95	1,000.00	1,008.70		0.95	1,000.00	1,052.10		0.82
Hypothetical 5% return	1,000.00	1,023.87	+	1.01	1,000.00	1,023.92	+	0.96	1,000.00	1,023.92	+	0.96	1,000.00	1,023.92	+	0.96	1,000.00	1,024.07	+	0.81

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Balanced Strategy	0.59	1.34	0.19	0.69	0.34	0.84	0.20
Equity Growth Strategy	0.59	1.34	0.19	0.69	0.34	0.84	0.19
Growth and Income Strategy	0.59	1.34	0.19	0.69	0.34	0.84	0.19
Growth Strategy	0.59	1.34	0.19	0.69	0.34	0.84	0.19
Satellite Strategies	0.57	1.32	0.17	0.67	0.32	0.82	0.16

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

76

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, and Goldman Sachs Satellite Strategies Portfolio (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.

The Management Agreement was most recently approved for continuation until June 30, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2016 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio and the underlying funds in which it invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio and Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and general investment outlooks in the markets in which the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense level of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	the Portfolio’s expense trends over time;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertaking of the Investment Adviser to limit certain expenses of the Portfolio and the Underlying Funds that exceed specified levels;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Portfolio’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolio and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;

77

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	a summary of potential benefits derived by the Portfolio and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)	with respect to the applicable Underlying Funds, information regarding commissions paid by the Underlying Equity Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolios and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Portfolios and the Underlying Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolios and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios, the Underlying Funds, and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Portfolios and the Underlying Funds. In this regard, they compared the investment performance of each Portfolio to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2015, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2016. The information on each Portfolio’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Portfolio had been in existence for those periods. The Trustees also reviewed each Portfolio’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio performance was assessed. The Trustees also considered the

78

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser’s periodic reports with respect to the Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Portfolios’ portfolio management team to continue to enhance the investment models used in managing the Portfolios.

The Trustees observed that the Balanced Strategy Portfolio’s Institutional Shares had placed in the top half of the Portfolio’s peer group for the one-, three-, and five-year periods, and in the third quartile for the ten-year period, and had underperformed the Portfolio’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2016. The Trustees further observed that the Equity Growth Strategy Portfolio’s Institutional Shares had placed in the top half of the Portfolio’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Portfolio’s benchmark index for the one-, three- and five-year periods and underperformed for the ten-year period ended March 31, 2016. They noted that the Growth and Income Strategy Portfolio’s Institutional Shares had placed in the top half of the Portfolio’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had underperformed the Portfolio’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2016. They observed that the Growth Strategy Portfolio’s Institutional Shares had placed in the top half of the Portfolio’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Portfolio’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2016. They noted that the Satellite Strategies Portfolio’s Institutional Shares had placed in the top half of the Portfolio’s peer group for the one-year period, in the third quartile for the five-year period, and in the fourth quartile for the three-year period, and had underperformed the Portfolio’s benchmark index for the one-, three-, and five-year periods ended March 31, 2016. The Trustees noted that the Satellite Strategies Portfolio had certain significant differences from both the Portfolio’s peer group and benchmark index that caused the peer group and benchmark index to be imperfect bases for performance comparison. They also noted that the Portfolios had experienced certain portfolio management changes in 2015.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of each Portfolio’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Portfolio’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Portfolio’s net expenses to the peer and category medians. The analyses also compared each Portfolio’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.

In addition, the Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Portfolios and the Underlying Funds that exceed specified levels. They also noted that the Investment Adviser did not manage other types of accounts having investment objectives and policies similar to those of the Portfolios, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Portfolios. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Portfolio were provided for 2015 and 2014, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

79

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability.

The Trustees noted that, although the Portfolios themselves do not have breakpoints in their management fee schedules, any benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the amounts of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Portfolios and Underlying Funds that exceed specified levels. They also considered the services provided to the Portfolios under the Management Agreement and the fees and expenses borne by the Underlying Funds, and determined that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which those Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios and Underlying Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Portfolios’ and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios and/or the Underlying Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) with respect to the Underlying Funds, enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to certain Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolios’ and Underlying Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) with respect to certain Underlying Funds, the ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Underlying Funds in connection with the program; and (i) the Portfolios’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2017.

80

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.12 trillion in assets under supervision as of June 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[4]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[5]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[6]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[7]
■	N-11 Equity Fund

Select Satellite8

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions8

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[9]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund
[1]	An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio. The Fund’s sponsor has no legal obligation to provide financial support to a money market portfolio, and you should not expect that the sponsor will provide financial support to the money market portfolio at any time.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[5]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[8]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
[9]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Diversification does not protect an investor from market risk does not ensure a profit.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. When available, the Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of June 30, 2016 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Portfolio and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 59036-TMPL-08/2016 FFSAR-16/63K

Goldman Sachs Funds

Semi-Annual Report	June 30, 2016

Global Infrastructure Fund

Goldman Sachs Global Infrastructure Fund

Portfolio Management Discussion and Analysis	1

Schedule of Investments	4

Financial Statements	5

Financial Highlights	8

Notes to Financial Statements	10

Other Information	18

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Global Infrastructure Fund

Investment Objective

The Goldman Sachs Global Infrastructure Fund (“the Fund”) seeks total return comprised of long-term growth of capital and income.

Portfolio Management Discussion and Analysis

The Fund incepted on June 27, 2016 and, therefore, there is no Manager’s Discussion and Analysis for the period ended June 30, 2016.

1

FUND BASICS

Global Infrastructure Fund

as of June 30, 2016

EXPENSE RATIOS[1]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.39%	2.11%
Class C	2.14	2.86
Institutional	0.99	1.71
Class IR	1.14	1.86
Class R	1.64	2.36
Class R6	0.97	1.69

[1]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least June 27, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/16[2]
Holding	% of Total Net Assets	Line of Business	Country
National Grid PLC	9.4%	Multi-Utilities	United Kingdom
American Tower Corp.	6.7	Real Estate Investment Trusts	United States
PG&E Corp.	5.9	Electric Utilities	United States
Sempra Energy	5.7	Multi-Utilities	United States
Crown Castle International Corp.	4.7	Real Estate Investment Trusts	United States
Enbridge, Inc.	3.9	Oil, Gas & Consumable Fuels	Canada
American Water Works Co., Inc.	3.5	Water Utilities	United States
Eversource Energy	3.5	Electric Utilities	United States
Consolidated Edison, Inc.	3.4	Multi-Utilities	United States
SBA Communications Corp. Class A	2.9	Diversified Telecommunication Services	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

2

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[3]
As of June 30, 2016

[3]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of investment companies held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

3

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – 97.3%
Australia – 6.0%
5,348	APA Group (Gas Utilities)	$37,197
12,505	Macquarie Atlas Roads Group (Transportation Infrastructure)	48,770
9,955	Sydney Airport (Transportation Infrastructure)	51,981
5,851	Transurban Group (Transportation Infrastructure)	52,699

		190,647

Canada – 9.3%
2,888	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	122,342
2,544	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	77,308
2,041	TransCanada Corp. (Oil, Gas & Consumable Fuels)	92,354

		292,004

France – 1.3%
563	Vinci SA (Construction & Engineering)	39,729

Hong Kong – 4.1%
52,000	Beijing Enterprises Water Group Ltd. (Water Utilities)	31,491
24,000	China Gas Holdings Ltd. (Gas Utilities)	36,736
33,000	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	60,298

		128,525

Italy – 2.5%
3,197	Atlantia SpA (Transportation Infrastructure)	79,877

Japan – 1.9%
300	East Japan Railway Co. (Road & Rail)	27,802
8,000	Tokyo Gas Co. Ltd. (Gas Utilities)	33,030

		60,832

Spain – 4.1%
2,696	Cellnex Telecom SAU(a) (Diversified Telecommunication Services)	42,307
980	Red Electrica Corp. SA (Electric Utilities)	87,567

		129,874

United Kingdom – 9.4%
20,136	National Grid PLC (Multi-Utilities)	296,106

United States – 58.7%
1,855	American Tower Corp. (Real Estate Investment Trusts)	210,747
1,313	American Water Works Co., Inc. (Water Utilities)	110,962
2,225	Archrock Partners LP (Energy Equipment & Services)	30,127
988	Atmos Energy Corp. (Gas Utilities)	80,344
1,724	Cheniere Energy, Inc.* (Oil, Gas & Consumable Fuels)	64,736
1,339	Consolidated Edison, Inc. (Multi-Utilities)	107,709
1,459	Crown Castle International Corp. (Real Estate Investment Trusts)	147,986

Common Stocks – (continued)
United States – (continued)
1,539	Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)	$58,590
2,896	Enterprise Products Partners LP (Oil, Gas & Consumable Fuels)	84,737
1,835	Eversource Energy (Electric Utilities)	109,916
3,335	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	62,431
923	MPLX LP (Oil, Gas & Consumable Fuels)	31,040
2,920	PG&E Corp. (Electric Utilities)	186,646
856	SBA Communications Corp. Class A* (Diversified Telecommunication Services)	92,397
1,563	Sempra Energy (Multi-Utilities)	178,213
2,182	Sunoco Logistics Partners LP (Oil, Gas & Consumable Fuels)	62,733
1,825	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	76,906
2,815	The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	60,888
658	Valero Energy Partners LP (Oil, Gas & Consumable Fuels)	30,933
881	WGL Holdings, Inc. (Gas Utilities)	62,366

		1,850,407

TOTAL COMMON STOCKS
(Cost $2,916,609)		$3,068,001

Shares	Distribution Rate	Value

Investment Company(b) – 0.1%
Goldman Sachs Financial Square Government Fund – FST Shares
3,689	0.290%	$3,689
(Cost $3,689)

TOTAL INVESTMENTS – 97.4%
(Cost $2,920,298)		$3,071,690

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.6%		81,450

NET ASSETS – 100.0%		$3,153,140

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $ 42,307, which represents approximately 1.3% of net assets as of June 30, 2016.
(b)	Represents an affiliated Fund.

Investment Abbreviations:
LP	—Limited Partnership
PLC	—Public Limited Company

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets:
Investments of unaffiliated issuers, at value (cost $2,916,609)	$3,068,001
Investments of affiliated issuers, at value (cost $3,689)	3,689
Cash	50,001
Foreign currencies, at value (cost $120,746)	120,746
Receivables:
Deferred offering costs	161,017
Investments sold	32,090
Reimbursement from investment adviser	15,530
Dividends and interest	7,053
Foreign tax reclaims	101
Total assets	3,458,228

Liabilities:
Payables:
Accrued offering costs	162,351
Investments purchased	128,288
Payable for organization costs	12,000
Management fees	225
Distribution and Service fees and Transfer Agency fees	15
Accrued expenses	2,209
Total liabilities	305,088

Net Assets:
Paid-in capital	3,000,000
Undistributed net investment income	6,878
Accumulated net realized loss	(5,146)
Net unrealized gain	151,408
NET ASSETS	$3,153,140
Net Assets:
Class A	$26,275
Class C	26,274
Institutional	3,021,764
Class IR	26,276
Class R	26,275
Class R6	26,276
Total Net Assets	$3,153,140
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	2,500
Class C	2,500
Institutional	287,500
Class IR	2,500
Class R	2,500
Class R6	2,500
Net asset value, offering and redemption price per share:(a)
Class A	$10.51
Class C	10.51
Institutional	10.51
Class IR	10.51
Class R	10.51
Class R6	10.51

(a)	Maximum public offering price per share for Class A Shares of the Fund is $11.12. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement of Operations

For the Period Ended June 30, 2016 (Unaudited)(a)

Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $1,923)	$7,089
Dividends — affiliated issuers	42
Total investment income	7,131

Expenses:
Organization Costs	12,000
Amortization of offering costs	1,334
Professional fees	834
Printing and mailing costs	710
Custody, accounting and administrative services	380
Management fees	225
Trustee fees	205
Transfer Agency fees(b)	11
Distribution and Service fees(b)	4
Other	80
Total expenses	15,783
Less — expense reductions	(15,530)
Net expenses	253
NET INVESTMENT INCOME	6,878

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	1,053
Foreign currency transactions	(6,199)
Net unrealized gain on:
Investments	151,392
Foreign currency translations	16
Net realized and unrealized gain	146,262
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$153,140

(a)	Commenced operations on June 27, 2016.
(b)	Class specific Distribution and Service and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agent Fees
Class A	Class C	Class R	Institutional
$1	$2	$1	$11

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement of Changes in Net Assets

For the Period Ended June 30, 2016 (Unaudited)(a)

From operations:
Net investment income	$6,878
Net realized loss	(5,146)
Net unrealized gain	151,408
Net increase in net assets resulting from operations	153,140

From share transactions:
Proceeds from sales of shares	3,000,060
Cost of shares redeemed	(60)
Net increase in net assets resulting from share transactions	3,000,000
TOTAL INCREASE	3,153,140

Net assets:
Beginning of period	—
End of period	$3,153,140
Undistributed net investment income	$6,878

(a)	Commenced operations on June 27, 2016.

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout The Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain	Total from investment operations
FOR THE PERIOD ENDED JUNE 30, (UNAUDITED)
2016 - A (Commenced on June 27, 2016)	$10.00	$0.02	$0.49	$0.51
2016 - C (Commenced on June 27, 2016)	10.00	0.02	0.49	0.51
2016 - Institutional (Commenced on June 27, 2016)	10.00	0.02	0.49	0.51
2016 - IR (Commenced on June 27, 2016)	10.00	0.02	0.49	0.51
2016 - R (Commenced on June 27, 2016)	10.00	0.02	0.49	0.51
2016 - R6 (Commenced on June 27, 2016)	10.00	0.02	0.49	0.51

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$10.51	5.10%	$26	1.37%	10.25%	26.68%	1%
10.51	5.10	26	2.11	10.98	25.94	1
10.51	5.10	3,022	0.98	9.86	27.07	1
10.51	5.10	26	1.13	10.00	26.93	1
10.51	5.10	26	1.62	10.49	26.44	1
10.51	5.10	26	0.92	9.82	27.13	1

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements

June 30, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Global Infrastructure Fund (the “Fund”) is a non-diversified portfolio and currently offers six classes of shares: Class A, Class C, Institutional, Class IR, Class R, and Class R6 Shares. The Fund commenced operations on June 27, 2016.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR, Class R and Class R6 shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT. Distributions from Master Limited Partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of the Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, and distributions from net capital gains, if any, are declared and paid annually.

10

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund is maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price

11

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the FST Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2016:

Investment Type	Level 1	Level 2	Level 3
Assets(a)
Common Stock and/or Other Equity Investments
Asia	$—	$189,357	$—
Australia and Oceania	—	190,647
Europe	—	545,586	—
North America	2,142,411	—	—
Investment Company	3,689	—	—
Total	$2,146,100	$925,590	$—

(a)	Amount are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile noted in table.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

12

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the period ended June 30, 2016, the contractual and effective net management fee with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.90%	0.81%	0.77%	0.75%	0.74%	0.90%	0.80%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in FST Shares of Goldman Sachs Financial Square Financial Square Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. During the period ended June 30, 2016, GSAM waived $22 of the Fund’s management fee.

B.  Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on the Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor, at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the period ended June 30, 2016, Goldman Sachs did not retain any portion of the sales charges nor CDSC for this fund.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.054%. These Other Expense limitations will remain in place through at least June 27, 2017 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

13

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the period ended June 30, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Other Expense Reimbursements	Management Fee Waivers	Total Expense Reductions
$15,508	$22	$15,530

F.  Other Transactions with Affiliates — For the period ended June 30, 2016, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, on behalf of the Fund.

The table below shows the transaction in and earnings from investments in the Underlying Fund For the six months ended June 30, 2016:

Underlying Fund	Purchases at Cost	Proceeds from Sales	Net Change in Unrealized Gain (Loss)	Market Value 6/30/2016	Dividend Income
Goldman Sachs Financial Square Government Fund	$2,850,042	$(2,846,353)	$—	$3,689	$42

As of June 30, 2016, the Goldman Sachs Group, Inc. was the beneficial owner of 100% of Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares of the Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended June 30, 2016, were $2,947,656 and $32,100, respectively.

6. TAX INFORMATION

As of June 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Global Infrastructure
Tax Cost	$2,920,298
Gross unrealized gain	152,154
Gross unrealized loss	(762)
Net unrealized security gain	$151,392

There are no differences between GAAP basis and tax basis unrealized gains (losses).

GSAM has reviewed the Fund’s tax positions for the current open tax year and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

14

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — The Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential

15

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

7. OTHER RISKS (continued)

conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

16

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended June 30, 2016 (Unaudited)(a)

	Shares	Dollars

Class A Shares
Shares sold	2,501	$25,010
Shares redeemed	(1)	(10)
	2,500	25,000
Class C Shares
Shares sold	2,501	25,010
Shares redeemed	(1)	(10)
	2,500	25,000
Institutional Shares
Shares sold	287,501	2,875,010
Shares redeemed	(1)	(10)
	287,500	2,875,000
Class IR Shares
Shares sold	2,501	25,010
Shares redeemed	(1)	(10)
	2,500	25,000
Class R Shares
Shares sold	2,501	25,010
Shares redeemed	(1)	(10)
	2,500	25,000
Class R6 Shares
Shares sold	2,501	25,010
Shares redeemed	(1)	(10)
	2,500	25,000
NET INCREASE	300,000	$3,000,000

(a)	Commenced operations on June 27, 2016.

17

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Fund Expenses — Period Ended June 30, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR, Class R or Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 27, 2016 through June 30, 2016, which represents a period of 3 days in a 366-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Infrastructure Fund(a)
Share Class	Beginning Account Value 6/27/16	Ending Account Value 6/30/16		Expenses Paid for the period ended 6/30/16*
Class A
Actual	$1,000.00	$1,051.00		$0.12
Hypothetical 5% return	1,000.00	1,000.30	+	0.11
Class C
Actual	1,000.00	1,051.00		0.18
Hypothetical 5% return	1,000.00	1,000.24	+	0.17
Institutional
Actual	1,000.00	1,051.00		0.08
Hypothetical 5% return	1,000.00	1,000.33	+	0.08
Class IR
Actual	1,000.00	1,051.00		0.09
Hypothetical 5% return	1,000.00	1,000.32	+	0.09
Class R
Actual	1,000.00	1,051.00		0.14
Hypothetical 5% return	1,000.00	1,000.28	+	0.13
Class R6
Actual	1,000.00	1,051.00		0.08
Hypothetical 5% return	1,000.00	1,000.33	+	0.08

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended June 30, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R	R6 Shares
Global Infrastructure	1.37%	2.11%	0.98%	1.13%	1.62%	0.92%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
(a)	Commenced operations on June 27, 2016.

18

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Global Infrastructure Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on June 27, 2016. At a meeting held on August 12-13, 2015 (the “Meeting”) in connection with the Fund’s organization, the Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to limit certain expenses of the Fund that exceed a specified level; and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund. Various information was also provided at a prior meeting at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services to be Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies, and other characteristics. The Trustees considered the experience and capabilities of the portfolio management team and noted that certain portfolio management personnel who would be managing the Fund were currently managing other series of the Trust. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. In this regard, the Trustees noted that, although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser had experience managing other funds and accounts that invest in equity securities in the utilities, energy, industrial, and real estate sectors. The Trustees also considered composite performance information for funds and accounts managed by the Investment Adviser that invest in similar securities. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

Costs of Services to be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed information on the proposed management fees and the Fund’s projected total operating expense ratios (both gross and net of expense limitations), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

The Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. They also considered comparative fee information for services provided by the Investment Adviser to similarly managed funds and accounts. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

19

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $1 billion	0.90%
Next $1 billion	0.81
Next $3 billion	0.77
Next $3 billion	0.75
Over $8 billion	0.74

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing any securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Conclusion

In connection with their consideration of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees concluded that the Investment Adviser’s management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved with respect to the Fund.

20

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.12 trillion in assets under supervision as of June 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[4]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[5]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[6]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[7]
■	N-11 Equity Fund

Select Satellite8

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions8

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[9]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund

[1]	An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio. The Fund’s sponsor has no legal obligation to provide financial support to a money market portfolio, and you should not expect that the sponsor will provide financial support to the money market portfolio at any time.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[5]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[8]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
[9]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The report concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of June 30, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 59082-TMPL-08/2016 GBLINFRASAR-16/163

Goldman Sachs Funds

Semi-Annual Report	June 30, 2016

Long Short Fund

Goldman Sachs Long Short Fund

Investment Process	1

Portfolio Management Discussion and Performance Summaries	2

Schedule of Investments	12

Financial Statements	18

Financial Highlights	22

Notes to Financial Statements	24

Other Information	36

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS LONG SHORT FUND

What Differentiates Goldman Sachs’ Long Short Fund Investment Process?

The Fund seeks long-term growth of capital. We pursue potentially attractive risk-adjusted returns through stock selection, market insights, and risk management. Investment ideas are generated from the deep industry knowledge of the GS Investment Strategies (“GSIS”) team and the top-down views of the team’s leadership. Deep fundamental bottom-up research is at the core of every investment in the Fund. Our team-based and opportunistic approach seeks to drive allocations to attractive investment opportunities.

■	The Fund pursues high conviction investments in global equity markets, focusing on North America and Europe. Investment ideas are generated through fundamental, bottom-up research, and generally based on secular changes that will positively or negatively impact companies.

■	We seek to identify idiosyncratic investments with asymmetric risk/return profiles and identifiable catalysts.

■	The Fund actively hedges the portfolio’s long positions against security specific and sector risk. We also dynamically adjusts the Fund’s exposure to the broad equity markets, seeking to be less exposed to broader equity market moves.

■	Our investment team has a long history extending back four decades and has managed a global long/short strategy since 2008. The team has a global footprint with offices in New York, London, Hong Kong, Tokyo and Bangalore.

GS Investment Strategies, LLC, the investment manager of the Funds, is a US-registered investment adviser and is a wholly-owned subsidiary of The Goldman Sachs Group, Inc.

1

PORTFOLIO RESULTS

Goldman Sachs Long Short Fund

Investment Objective And Principal Strategy

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the GS Investment Strategies (“GSIS”) Team (the “Team”) discusses the Goldman Sachs Long Short Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Class IR and Class R Shares generated cumulative total returns of -8.70%, -8.99%, -8.45%, -8.56% and -8.82%, respectively. These returns compare to the 0.31% cumulative total return of the Fund’s primary benchmark, Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”) during the same time period.

References to the Fund’s benchmark and to other indices mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed. The use of the Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the financial markets as a whole during the Reporting Period?

A	The Reporting Period was an uneven ride for investors, with the U.S. and global equity markets delivering underwhelming performances. During the first quarter of 2016, volatile oil prices, persistent worries about an economic slowdown in China, the introduction of negative interest rates by the Bank of Japan and indications of additional monetary stimulus by the European Central Bank were just some of the contributing factors to the markets’ choppy returns. The second quarter of 2016 was also characterized by significant volatility in global equity markets, specifically toward the end of June as the U.K. held its referendum about membership in the European Union, popularly known as Brexit.

Overall, global equity markets generated divergent performance during the Reporting Period as a whole. The MSCI World Index® (with dividends), representing global equity markets, posted a return of 0.66%. However, the MSCI Emerging Markets Index®, representing emerging equity markets, returned 6.41%. European equity markets, as measured by the Stoxx Europe 600 Index®, posted a 9.82% loss during the Reporting Period, despite quantitative easing by the European Central Bank, dragged down by Britain’s decision to leave the European Union. Japanese equity markets returned -18.17%, as measured by the Nikkei 225 Index®, for the same period. Chinese equity markets generated an equally weak performance, as evidenced by the -17.22% return of the Shanghai Stock Exchange Composite Index, as China’s slowing economy raised expectations of additional stimulus by its government. The U.S. equity market managed to stay positive, with the S&P 500® Index (with dividends), representing the U.S. equity market, ending slightly up with a return of 3.84% for the Reporting Period. Within the U.S. equity market, there was relative consistency, with small-cap equities, as measured by the Russell 2000® Index, returning 2.22% during the Reporting Period, while large-cap equities, as measured by the Russell 1000® Index, returned 3.74%. Volatility and market swings were evident virtually throughout the Reporting Period —especially in January and June 2016, the beginning and end of the Reporting Period. (All returns are in U.S. dollar terms.)

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

In seeking to achieve its investment objective, the Fund primarily takes long and/or short positions in the global equity markets, with a focus on securities listed on North American and European exchanges. The Fund may also invest in global fixed income, commodity and currency instruments. The Team employs an opportunistic investment approach and pursues asymmetric risk-reward opportunities, which are those that the Team believes have a greater

2

PORTFOLIO RESULTS

potential for gains than losses. While the Fund will not be limited to any predetermined investment strategies, the Fund will primarily employ long/short equity and event driven investment strategies.

The Fund generated negative absolute returns for the Reporting Period overall. The Fund had a challenging beginning to 2016, with the first quarter of 2016 exhibiting negative performance throughout. Reflecting on the Fund’s performance in the first quarter of 2016, some of the negative return was due to us getting certain positions wrong — such as Valeant Pharmaceuticals International, Citizens Financial Group and Royal Bank of Scotland. We exited these Fund positions, either through owning put options that took us out of positions or through outright selling of the Fund’s positions. (Put options are options contracts giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. This is the opposite of a call option, which gives the holder the right to buy shares.) However, for other names in the Fund that also had challenging performance, such as Shire and Liberty Global, our fundamental views have not changed. In fact, these companies released strong fundamental data for the fourth quarter of 2015 that further supported our investment theses. During the Reporting Period, the Fund’s market hedges performed as expected and helped mitigate some of the market volatility. However, it is important to highlight that the Fund’s hedges are generally not designed to manage negative alpha from the Fund’s portfolio position, as this is precisely the risk we are taking in the Fund and how we seek returns over the long term. (Alpha is defined as a measure of performance on a risk-adjusted basis or the differential in the return from the Fund’s benchmark.) While the Fund generated positive absolute returns in May 2016 and managed to preserve capital through the Brexit volatility, the Fund had negative absolute returns in the second quarter of 2016 as a whole.

Overall, both long positions and short positions in equities detracted from Fund results during the Reporting Period. Several of the Fund’s positions had an event-driven component to them. During the Reporting Period, the Fund made no investments in fixed income and commodity instruments. The Fund used currency instruments to manage foreign currency risk.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting most from the Fund’s performance were long positions in the health care and financials sectors. The two sectors that contributed most positively to the Fund’s results during the Reporting Period were long positions in telecommunication services and consumer discretionary.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting from the Fund’s results were long positions in specialty pharmaceuticals companies Endo International and Valeant Pharmaceuticals International and in cable services provider Liberty Global.

Shares of Endo International lost almost 75% during the Reporting Period. Its stock was down 25% for the month of February 2016, caused largely by disappointing fourth quarter 2015 earnings and 2016 guidance. Endo International reported fourth quarter 2015 results that beat estimates and it raised 2016 earnings guidance. Both metrics were better than what the company had positively preannounced in mid-January 2016 at an industry conference. However, the composition of the results and the raised earnings guidance was disappointing to the market. The shortfall stemmed largely from the legacy generics business, where pricing pressure and/or rebating came in above plan, which was more than offset by lower taxes. But investor confidence was shaken by the change in commentary since mid-January 2016 and took the stock to a mid-single digit multiple on 2017 earnings per share. The company’s stock traded off another 32% in March 2016 following a confluence of events. These included: 1) the potential entry of generics for one of its drugs, Voltaren gel, which it had anticipated to be later in the year; 2) the disclosure that the Federal Trade Commission is suing Endo International for anti-competitive “pay for delay” agreements; and 3) general malaise in the biotechnology/ specialty pharmaceuticals industries, which underperformed broader equity markets in March 2016. We exited the Fund’s position in Endo International in May 2016 due to limited visibility into pricing trends for the specialty pharmaceuticals industry.

Valeant Pharmaceuticals International’s shares declined almost 80% during the Reporting Period, most of which came during the first quarter of 2016. The company’s shares traded down 74% in the first quarter of 2016, as the company confirmed it would miss the deadline to file its 2015 10-K. (This issue has since been resolved. A Form 10-K is an

3

PORTFOLIO RESULTS

annual report required by the U.S. Securities and Exchange Commission (“SEC”), that gives a comprehensive summary of a company’s financial performance.) In addition, the company issued disappointing 2016 guidance and Mike Pearson was asked to step down as Chief Executive Officer (“CEO”) even though he had returned from an extended sick- leave only weeks prior. An ad-hoc committee finalized its review and had no further findings, other than the previously announced earnings restatement related to specialty pharmacy Philidor, with which the company was affiliated, decreasing 2014 earnings by nine cents and increasing 2015 earnings by seven cents. While the Fund held put options that partially offset the losses from the Fund’s long stock position, Valeant Pharmaceuticals International was nevertheless a significant detractor during the first quarter of 2016. Due to the market move, the Fund’s put options kicked in and took the Fund out of the position. While we believe our bottom-up analysis on the company was thorough, we clearly misjudged the impact of negative public opinion on the stock sentiment and the follow-through on its business, including the reaction of the pharmaceuticals distribution chain. At the end of the Reporting Period, the Fund had no position in the company.

Shares of Liberty Global declined almost 31% during the Reporting Period, with most of the underperformance occurring in June 2016. Following the closing of its Cable & Wireless acquisition, Liberty Global announced the distribution of its LiLAC stake, which are Latin American and Caribbean assets, to Liberty Global’s shareholders with a distribution date set for July 1, 2016. This created a temporary overhang on, or potential concern about, LiLAC stock, which sold off approximately 24% in June 2016 with a direct repercussion on the Fund’s Liberty Global position. At the end of the Reporting Period, we expected LiLAC’s stock to stabilize after the distribution, as the shareholder base stabilizes. Toward the end of June 2016, Liberty Global’s shares sold off as the British pound weakened following the Brexit vote and as concerns emerged regarding the outlook of the British economy and its impact on Liberty Global’s main asset, Virgin Media. The Fund’s Liberty Global position remained fully hedged for currency translational effects, which helped offset the impact of the British pound sell-off.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most from long positions in U.S. cable company Time Warner Cable and biopharmaceutical company Anacor Pharmaceuticals and from our strategy in U.S. banks.

Shares of Time Warner Cable were up double-digits during the Reporting Period, as the company benefited from strong fourth quarter 2015 results driven by the implementation of a new user interface, or set-up box, and a series of other initiatives. The company also was the beneficiary of cable companies generally gaining share of video subscribers compared with telecom operators. Additionally, the merger arbitrage spread, or yield differential, with Charter Communications, another cable services company, significantly decreased during the first quarter of 2016, as the merger review progressed into the negotiations phase, as indicated by filings at the Federal Communications Commission. New Jersey approved the deal in February, while California agreed to a faster approval process with a decision in May instead of June 2016. The merger closed in May 2016, and we exited the Fund’s position.

Anacor Pharmaceuticals, a new purchase for the Fund during the Reporting Period, traded up approximately 58% following the announcement of Pfizer’s intention to buy the company in an all-cash deal for $99.25 per share of Anacor Pharmaceuticals. We had initially established the position based on the belief that the revenue potential for a drug for mild to moderate atopic dermatitis called Crisborole is significantly larger than then-current consensus expectations. Further, we felt that the company was a strong acquisition candidate, particularly for companies with a dermatology presence or ambitions to build one. When Pfizer made its announcement, we took profits for the Fund and reduced the Fund’s equity exposure in Anacor Pharmaceuticals. The deal closed on June 24, 2016, and we exited the Fund’s position.

During April and May 2016, the Fund’s investments in U.S. banks advanced on the back of relatively stable economic data, reversing a large portion of the share price declines seen in early 2016. Furthermore, U.S. banks generally received a clean bill of health in the most recent round of stress tests and capital planning. As a result, many U.S. banks, including Bank of America, announced an increase in their dividend and buybacks over the coming year. Ahead of the June 23, 2016 U.K. referendum on European Union membership, we adjusted the Fund’s positioning by monetizing some gains and utilizing a greater level of optionality. (Optionality describes the gamma profile of the portfolio; gamma measures the rate of change of the portfolio’s net exposure (delta) given a change in equity markets.) This move ultimately preserved the Fund’s capital, as share prices declined following the unexpected vote to leave. The U.S. banks at the end of the Reporting Period were pricing in a significantly weaker economic environment

4

PORTFOLIO RESULTS

and only a single interest rate hike by the Federal Reserve (the “Fed”) through 2017. We believe there is compelling upside for U.S. financials if the incoming economic data indeed does show some stabilization.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used total return swaps, currency forwards and equivalents, futures and forward contracts, and options. Total return swaps were used to gain exposure in a tax-efficient manner to specific securities or a broad market that may be difficult to access. Currency forwards and equivalents were used to gain exposure to specific currencies or to hedge against currency risk. Futures and forward contracts were used primarily for hedging purposes or to gain exposure to specific securities, indices, sectors and geographies. Options were used primarily for hedging purposes either at a strategy level or portfolio level and to gain exposure to specific securities and indices synthetically. The use of total return swaps, currency forwards and equivalents and futures detracted from performance, while the use of listed equity options had a positive effect on performance during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Anacor Pharmaceuticals, already mentioned, we re-initiated a Fund investment in KPN, the Dutch incumbent telecom operator offering fixed and mobile telecommunication services in the Netherlands. KPN was one of the first incumbents to upgrade its footprint to fiber and its mobile network to 4G. After the network upgrade, KPN has the highest 4G mobile coverage of any European operator and is expected to offer 100 megabytes per second fixed-line speeds to 85% of households by the end of 2016, far ahead of other European incumbents. These significant network improvements have driven meaningful increases in customer loyalty metrics and allowed KPN to continue to take market share against the otherwise well-performing cable operator in the Netherlands. In our view, KPN is now in the distinct position among European incumbents of continuously gaining market share in both mobile and fixed services. Given KPN’s strong network, which is coming off years of heavy investments and the Netherlands’ upcoming market transformation, we believe KPN can offer an attractive risk/reward profile for investors.

As mentioned earlier, we exited the Fund’s positions in Valeant Pharmaceuticals International and in Endo International as we lost confidence in their respective management teams or the ability to have a view on pricing of their products, or both. We similarly sold the Fund’s positions in banks Citizens Financial Group and Royal Bank of Scotland.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	Due both to active management decisions and stock appreciation or depreciation, the Fund’s exposure to the telecommunication services and information technology sectors increased and its exposure to the health care, consumer discretionary, industrials and financials sectors decreased during the Reporting Period. There were no notable shifts in allocation from a regional perspective.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of June 2016, the Fund had its greatest exposure, based on long market value, to the health care, information technology, telecommunication services and consumer discretionary sectors. (Long market value is the current market value of stocks held (i.e. having a long position) in an account, calculated on a daily basis.) The Fund had its most modest exposure, based on long market value, to the materials and consumer staples sectors. At the end of the Reporting Period, the Fund had no exposure to the utilities sector.

By region, the Fund had its greatest exposure, based on long market value, to the Americas, followed by the EMEA (Europe, Middle East and Africa) region and then Asia as of June 30, 2016.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	The Reporting Period was a stark reminder of the macroeconomic uncertainties that investors may face in the current market environment. At the end of the Reporting Period, we remained focused on the risks arising from China’s economic slowdown, the path of the U.S. economy with regard to growth and inflation, the potential interest rate hikes by the Fed, and the outcome of the U.S. presidential elections. Around the world, we believe populist movements and politics pose a great risk for free trade and economic growth, and we are monitoring these developments closely.

Given the uncertain market environment and what we view as the relatively expensive valuations for many equities, we believe that our low beta, or low volatility, strategy with the

5

PORTFOLIO RESULTS

mandate to seek alpha, or added value, through long and short positions is well positioned to potentially generate attractive returns. The Fund continues to run low net and relatively low gross exposure with a significant amount of optionality. In addition to the low directional exposure to equity markets, we remain focused on long and short positions that we believe have the potential to generate attractive returns regardless of the macroeconomic outcome. (Net exposure is the percentage difference between a fund’s long and short exposure. Net exposure is a measure of the extent to which a fund’s trading book is exposed to market fluctuations. Gross exposure is the absolute level of a fund’s investments. Gross exposure equals the value of long positions and short positions, and can be expressed either in dollar terms or percentage terms. It is a measure that indicates total exposure to financial markets, thus providing an insight into the investment amount at risk from market fluctuations. The lower the gross exposure, the smaller the potential loss (or gain). Directional exposure can mean a basic strategy of going long if the market or security is perceived as heading higher, or taking short positions if the direction is downward.)

On the long side, we like companies with pricing power and barriers to entry that are somewhat immune from attack by competitors, and we like industries that benefit from access to inexpensive and abundant capital. We also like disruptors that may benefit from this era of technology disintermediation driven by wireless broadband, robotics and logistical revolutions rapidly changing the world. We also like special situations that we believe are especially attractive at this point given the severe pain in the hedge fund industry. On the short side, we are focused on finding industries that are suffering from over-investment and over-supply, which are damaging the pricing of the underlying goods. We also like being short disrupted companies and are focusing our research on companies in rapidly changing industries based on the technological advances just mentioned.

While the performance of the Fund during the Reporting Period was certainly disappointing, we believe it is important to highlight that our investment philosophy is centered on building and preserving capital over the long term. In the history of managing our equity long/short strategy,[1] our team has navigated through similarly challenging periods, and we subsequently recovered from these drawdowns within what we would consider to be a reasonable time span. (A drawdown is the peak-to-trough decline during a specific recorded period of an investment, fund or commodity.) Certainly, past performance is no guarantee of future results, but for the portfolio holdings in the Fund that have struggled recently, we believe the underperformance has created the potential for attractive upside going forward.

[1]	The Team has a long history of implementing the same equity long/short strategy used in this Fund. The Fund has only been in operation since 2014.

6

PORTFOLIO RESULTS

Index Definitions

The MSCI® World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. It is not possible to invest directly in an index.

The Nikkei 225® Index is a price-weighted equity index, which consists of 225 stocks in the 1st section of the Tokyo Stock Exchange.

The STOXX® Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large, mid and small capitalization companies across 18 countries of the European region: Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 30, 2015, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Shanghai Stock Exchange Composite Index is a capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange.

The Russell 1000 Index® is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies.

7

FUND BASICS

Goldman Sachs Long Short Fund

as of June 30, 2016

PERFORMANCE REVIEW
January 1, 2016–June 30, 2016	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]
Class A	-8.70%	0.31%
Class C	-8.99	0.31
Institutional	-8.45	0.31
Class IR	-8.56	0.31
Class R	-8.82	0.31

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Since Inception	Inception Date
Class A	-24.49%	-12.21%	9/30/2014
Class C	-21.55	-9.99	9/30/2014
Institutional	-19.81	-8.93	9/30/2014
Class IR	-19.93	-9.06	9/30/2014
Class R	-20.40	-9.56	9/30/2014

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the contingent deferred sales charge for Class C Shares (1.00% if shares are redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratios (current)	Gross Expense Ratios (before waiver)
Class A	2.85%	3.13%
Class C	3.60	3.90
Institutional	2.45	2.71
Class IR	2.60	2.84
Class R	3.10	3.34

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/16[5]
Holding	% of Net Assets	Line of Business
Humana, Inc.	6.6%	Health Care Providers & Services
Lamar Advertising Co. Class A	6.4	Real Estate Investment Trusts
Liberty Global PLC Series C	5.9	Media
Koninklijke KPN NV	5.3	Diversified Telecommunication Services
Broadcom Ltd.	5.1	Semiconductors & Semiconductor Equipment
Charter Communications, Inc.	5.0	Media
Bank of America Corp.	4.9	Commercial Banks
Dentsply Sirona, Inc.	3.5	Health Care Equipment & Supplies
Alibaba Group Holding Ltd. ADR	3.0	Internet Software & Services
Comcast Corp. Class A	2.7	Media

[5]	The top 10 holdings do not include the Fund’s short positions, if any, as listed in the Schedule of Investments and certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments and may not be representative of the Fund’s future investments.

9

FUND BASICS

FUND COMPOSITION – LONG EXPOSURE[6]

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s Long Equity Investments. Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s long investments but may not represent the Fund’s market exposure due to the exclusion of the Fund’s short positions, if any, as listed in the Schedule of Investments and certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

10

FUND BASICS

FUND COMPOSITION – SHORT EXPOSURE[7]

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s Short Equity Investments.

11

GOLDMAN SACHS LONG SHORT FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – 63.5%
Beverages – 0.8%
20,997	Coca-Cola European Partners PLC	$749,383

Chemicals – 1.0%
2,448	Syngenta AG	939,661

Commercial Banks(a) – 5.0%
335,801	Bank of America Corp.	4,456,080
2,314	Citigroup, Inc.	93,578

		4,549,658

Diversified Telecommunication Services – 5.3%
1,336,055	Koninklijke KPN NV	4,762,280

Financials – 0.2%
5,217	The Charles Schwab Corp.	132,042

Health Care Equipment & Supplies(a) – 4.4%
51,707	DENTSPLY SIRONA, Inc.	3,207,902
9,587	St. Jude Medical, Inc.	747,786

		3,955,688

Health Care Providers & Services(a) – 6.6%
33,334	Humana, Inc.	5,996,120

Health Care Technology* – 0.5%
34,557	Allscripts Healthcare Solutions, Inc.	438,874

Insurance* – 0.1%
515	Zurich Insurance Group AG	115,492

Internet – 0.1%
5,241	JD.com, Inc. ADR	111,267

Internet Software & Services* – 3.9%
34,596	Alibaba Group Holding Ltd. ADR	2,751,420
3,920	LinkedIn Corp. Class A(a)	741,860

		3,493,280

Media – 14.3%
19,740	Charter Communications, Inc.	4,513,354
38,108	Comcast Corp. Class A(a)	2,484,260
18,573	Liberty Global PLC LiLAC Class C*	603,444
185,365	Liberty Global PLC Series C*(a)	5,310,707

		12,911,765

Oil, Gas & Consumable Fuels(a) – 1.5%
63,966	The Williams Cos., Inc.	1,383,585

Pharmaceuticals – 4.5%
4,243	Allergan PLC*(a)	980,515
38,373	Mallinckrodt PLC*(a)	2,332,311
15,670	Teva Pharmaceutical Industries Ltd. ADR	787,104

		4,099,930

Real Estate Investment Trusts(a) – 6.4%
87,167	Lamar Advertising Co. Class A	5,779,172

Common Stocks – (continued)
Road & Rail(a) – 0.8%
8,161	Union Pacific Corp.	$712,047

Semiconductors & Semiconductor Equipment(a) – 5.1%
29,903	Broadcom Ltd.	4,646,926

Software – 2.7%
22,856	Microsoft Corp.(a)	1,169,542
34,912	PTC, Inc.*	1,311,993

		2,481,535

Wireless Telecommunication Services(a) – 0.3%
8,608	Vodafone Group PLC ADR	265,901

TOTAL COMMON STOCKS
(Cost $55,112,325)		$57,524,606

Exchange Traded Funds – 5.7%
125,684	Financial Select Sector SPDR Fund	$2,625,539
65,418	SPDR S&P Regional Banking ETF	2,508,780

TOTAL EXCHANGE TRADED FUNDS
(Cost $5,195,732)		$5,134,319

Contracts	Exercise Price	Expiration Date	Value

Option Contracts Purchased – 2.3%
Options on Equities – 2.3%
Citibank NA (London) Call – S&P 500 Index
34	$2,085.00	07/01/16	$53,040
Citibank NA (London) Put – S&P 500 Index
17	2,000.00	07/15/16	5,738
Credit Suisse International (London) Call – Vodafone Group PLC
956	2.30	09/16/16	106,586
Deutsche Bank AG Call – Bank of America Corp.
802	15.00	09/16/16	11,278
Deutsche Bank AG Call – Bank of America Corp.
3,334	15.00	09/16/16	46,883
Deutsche Bank AG Call – SPDR S&P Regional Banking ETF
1,218	42.00	09/16/16	56,529
Deutsche Bank AG Call – The Charles Schwab Corp.
655	30.00	07/15/16	23
Deutsche Bank AG Call – The Charles Schwab Corp.
557	28.00	09/16/16	30,891
Deutsche Bank AG Call – The Charles Schwab Corp.
774	28.00	09/16/16	42,925
Deutsche Bank AG Put – Bank of America Corp.
2,223	14.00	07/01/16	162,272
Deutsche Bank AG Put – Bank of America Corp.
1,224	14.00	07/01/16	90,576
Deutsche Bank AG Put – DAX Index
103	9,500.00	07/15/16	66,697
Deutsche Bank AG Put – Euro Stoxx 50
162	2,800.00	07/15/16	62,833

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT FUND

Contracts	Exercise Price	Expiration Date	Value

Option Contracts Purchased – (continued)
Options on Equities – (continued)
Deutsche Bank AG Put – Humana, Inc.
338	$170.00	01/20/17	$652,293
Merrill Lynch International PLC Call – DAX Index
86	10,000.00	08/19/16	80,836
Merrill Lynch International PLC Call – S&P 500 Index
34	2,100.00	07/15/16	62,390
Merrill Lynch International PLC Put – Consumer Discretionary Select Sector SPDR Fund
589	74.00	07/15/16	9,129
Merrill Lynch International PLC Put – S&P 500 Index
34	2,080.00	07/08/16	32,640
Merrill Lynch International PLC Put – S&P 500 Index
34	2,050.00	07/15/16	28,050
Morgan Stanley & Co. International PLC Call – S&P 500 Index
85	2,140.00	07/01/16	1,063
Morgan Stanley & Co. International PLC Put – iShares PHLX Semiconductor ETF
29	87.00	01/20/17	12,355
Morgan Stanley & Co. International PLC Put – iShares PHLX Semiconductor ETF
71	87.00	01/20/17	30,247
Morgan Stanley & Co. International PLC Put – iShares PHLX Semiconductor ETF
331	87.00	01/20/17	141,012
Morgan Stanley & Co. International PLC Put – Microsoft Corp.
194	55.00	01/19/18	180,905
UBS AG (London) Call – S&P 500 Index
57	2,080.00	07/08/16	148,485
UBS AG (London) Call – S&P 500 Index
40	2,130.00	07/15/16	21,400

TOTAL OPTIONS PURCHASED – 2.3%
(Cost $3,093,057)			$2,137,076

Shares	Rate	Value
Investment Company(b)(c) – 52.6%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
47,651,693	0.290%	$47,651,693
(Cost $47,651,693)

TOTAL INVESTMENTS BEFORE SHORT POSITIONS – 124.0%
(Cost $111,052,807)		$112,447,694

Shares	Description	Value

Common Stocks Sold Short – (19.3)%
Capital Markets – (0.8)%
10,285	T. Rowe Price Group, Inc.	$(750,497)

Common Stocks Sold Short – (continued)
Commercial Banks – (0.8)%
2,314	Citigroup, Inc.	$(93,578)
11,432	Royal Bank of Canada	(675,505)

		(769,083)

Diversified Financial Services – (0.7)%
21,433	TD Ameritrade Holding Corp.	(610,305)

Drugs – (0.4)%
8,348	Abbott Laboratories	(328,160)

Financials – (0.1)%
5,217	The Charles Schwab Corp.	(132,042)

Gas Utilities – (0.7)%
7,033	ONEOK, Inc.	(333,716)
7,327	Spectra Energy Corp.	(268,388)

		(602,104)

Health Care Providers & Services – (3.8)%
27,917	Aetna, Inc.	(3,409,503)

Insurance* – (0.1)%
515	Zurich Insurance Group AG	(115,492)

Internet* – (1.6)%
26,411	Ctrip.com International Ltd. ADR	(1,088,133)
17,827	JD.com, Inc. ADR	(378,467)

		(1,466,600)

Machinery – (0.4)%
4,443	Caterpillar, Inc.	(336,824)

Media – (5.4)%
19,740	Charter Communications, Inc.*	(4,513,445)
3,840	The Walt Disney Co.	(375,629)

		(4,889,074)

Oil & Gas* – (0.3)%
7,785	Cheniere Energy, Inc.	(292,327)

Pharmaceuticals – (0.4)%
3,667	Mead Johnson Nutrition Co.	(332,780)

Real Estate Investment Trusts – (2.2)%
12,745	CubeSmart	(393,566)
7,248	Extra Space Storage, Inc.	(670,730)
3,662	Public Storage	(935,970)

		(2,000,266)

Trading Companies & Distributors – (1.6)%
6,606	W.W. Grainger, Inc.	(1,501,214)

TOTAL COMMON STOCKS SOLD SHORT
(Cost $(17,055,291))		$(17,536,271)

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS LONG SHORT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Shares	Description	Value
Exchange Traded Funds Sold Short – (27.4)%
119,059	Consumer Discretionary Select Sector SPDR Fund	$(9,292,555)
51,480	Consumer Staples Select Sector SPDR Fund	(2,839,122)
125,684	Financial Select Sector SPDR Fund	(2,625,539)
12,364	Health Care Select Sector SPDR Fund	(886,746)
12,786	iShares Nasdaq Biotechnology ETF	(3,290,349)
5,290	iShares PHLX Semiconductor ETF	(495,356)
17,705	iShares Russell 2000 ETF	(2,035,544)
9,825	iShares US Real Estate ETF	(808,597)
48,428	Utilities Select Sector SPDR Fund	(2,541,017)

TOTAL EXCHANGE TRADED FUNDS SOLD SHORT
(Cost $(25,151,574))		$(24,814,825)

TOTAL SECURITIES SOLD SHORT – (46.7)%
(Cost $(42,206,865))		$(42,351,096)

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – 22.6%		20,519,170

NET ASSETS – 100.0%		$90,615,768

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $42,045,871, which represents approximately 46.4% of net assets as of June 30, 2016.
(b)	Represents an Affiliated Fund.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

Currency Abbreviations:
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
PLC	—Public Limited Company

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	CHF	250,000	USD	256,774	$257,240	09/21/16	$467
	EUR	775,000	USD	858,785	862,678	09/21/16	3,893
	USD	39,336	CAD	50,000	38,707	09/21/16	629
	USD	2,850,381	CHF	2,735,284	2,814,501	09/21/16	35,880
	USD	9,530,741	EUR	8,386,802	9,335,631	09/21/16	195,109
	USD	582,204	GBP	402,194	535,854	09/21/16	46,352
TOTAL							$282,330

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	CAD	1,126,722	USD	884,601	$872,250	09/21/16	$(12,354)
	USD	152,940	CAD	200,000	154,830	09/21/16	(1,889)
	USD	77,601	EUR	70,000	77,919	09/21/16	(318)
TOTAL							$(14,561)

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS LONG SHORT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	(210)	September 2016	$(21,947,100)	$(59,264)
DAX Index	(10)	September 2016	(2,682,404)	(14,854)
TOTAL				$(74,118)

SWAP CONTRACTS — At June 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Rates Received (Paid)(a)	Unrealized Gain (Loss)*
Credit Suisse International (London)	EUR	914	Airpax Electronic Shanghai Co. Ltd.	12/20/17	0.300%	$(18,889)
	GBP	137	British Land Co. PLC	07/01/21	0.300	(2,167)
		344	BT Group PLC	11/07/17	0.300	(50,749)
		12	CRH PLC	06/29/21	(0.300)	17,391
	EUR	1,407	Ferrovial SA	09/25/17	(0.300)	8
		80	Ferrovial SA	03/24/21	0.300	(7,710)
	GBP	92	Shire PLC	10/03/19	0.300	47,670
		1,479	Vodafone Group PLC	11/22/16	0.300	343,248
	EUR	61	ZODIAC SA	12/29/17	0.300	3,285
TOTAL						$332,087

(a)	The Fund receives quarterly coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) of the swap contracts is equal to their market value

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — At June 30, 2016 the Fund had following written options:

OPTIONS ON EQUITIES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value
Citibank NA (London)	Put - S&P 500 Index	17	07/15/16	$1,870	$(1,062)
Deutsche Bank AG	Put - Aetna, Inc.	283	10/21/16	110	(80,572)
	Put - Euro Stoxx 50	162	07/15/16	2,500	(4,045)
Merrill Lynch International PLC	Put - Consumer Discretionary Select Sector SPDR Fund	1178	07/15/16	70	(3,534)
	Put - DAX Index	86	08/19/16	9,000	(60,365)
	Put - S&P 500 Index	34	07/15/16	1,950	(5,185)
	Put - S&P 500 Index	34	07/15/16	1,920	(3,570)
Morgan Stanley & Co. International PLC	Put - Vodafone Group PLC	478	09/16/16	2	(7,159)
	Call - Vodafone Group PLC	957	09/16/16	3	(28,665)
TOTAL (Premium Received $491,820)		3,229			$(194,157)

For the six months ended June 30, 2016, the Fund had the following written options activity:

OPTIONS ON EQUITIES

	Contracts	Premiums Received
Contracts Outstanding December 31, 2015	841	$363,885
Contracts Written	31,318	8,395,762
Contracts Bought to Close	(21,146)	(3,480,313)
Contracts Expired	(7,234)	(4,773,857)
Contracts Assigned	(550)	(13,657)
Contracts Outstanding June 30, 2016	3,229	$491,820

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS LONG SHORT FUND

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets:
Investments of unaffiliated issuers, at value (cost $63,401,114)	$64,796,001
Investments of affiliated issuers, at value (cost $47,651,693)	47,651,693
Cash	6,941,323
Foreign currencies, at value (cost $722,843)	710,709
Unrealized gain on swap contracts	411,602
Unrealized gain on forward foreign currency exchange contracts	282,330
Receivables:
Investments sold	12,544,651
Collateral on certain derivative contracts(a)	6,519,374
Collateral on Short Sales	911,322
Fund shares sold	113,402
Dividends and interest	40,131
Reimbursement from investment adviser	23,769
Foreign tax reclaims	3,473
Other assets	153
Total assets	140,949,933

Liabilities:
Investments sold short, at value (proceeds received $42,206,865)	42,351,096
Variation margin on certain derivative contracts	272,281
Written option contracts, at value (premium received $491,820)	194,157
Unrealized loss on swap contracts	79,515
Unrealized loss on forward foreign currency exchange contracts	14,561
Payables:
Investments purchased	6,469,575
Collateral on certain derivative contracts	340,000
Fund shares redeemed	175,897
Due to broker — upfront payment	142,959
Management fees	112,651
Dividend Payable Short Position	16,765
Distribution and Service fees and Transfer Agency fees	10,997
Accrued expenses	153,711
Total liabilities	50,334,165

Net Assets:
Paid-in capital	128,350,380
Distributions in excess of net investment loss	(997,549)
Accumulated net realized loss	(38,784,934)
Net unrealized gain	2,047,871
NET ASSETS	$90,615,768
Net Assets:
Class A	$7,735,197
Class C	4,975,299
Institutional	72,807,105
Class IR	5,077,206
Class R	20,961
Total Net Assets	$90,615,768
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	920,641
Class C	599,700
Institutional	8,622,118
Class IR	601,870
Class R	2,504
Net asset value, offering and redemption price per share:(b)
Class A	$8.40
Class C	8.30
Institutional	8.44
Class IR	8.44
Class R	8.37

(a)	Includes amounts segregated for initial margin and/or collateral on futures transactions, swaps transactions and options transactions of $1,213,294, $2,580,000 and $2,726,080, respectively.
(b)	Maximum public offering price per share for Class A Shares is $8.89. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT FUND

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $15,039)	$1,054,823
Dividends — affiliated issuers	99,294
Total investment income	1,154,117

Expenses:
Management fees	1,065,411
Dividends expenses on short positions	437,308
Brokerage fees	383,556
Custody, accounting and administrative services	59,406
Professional fees	51,344
Transfer Agency fees(a)	48,533
Distribution and Service fees(a)	45,016
Registration fees	38,471
Printing and mailing costs	32,034
Trustee fees	12,873
Interest expense	7,583
Other	3,234
Total expenses	2,184,769
Less — expense reductions	(182,565)
Net expenses	2,002,204
NET INVESTMENT LOSS	(848,087)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(9,062,156)
Investment sold short	1,654,189
Futures contracts	(6,113,380)
Written options	5,193,201
Swap contracts	(1,455,323)
Forward foreign currency exchange contracts	(254,978)
Foreign currency transactions	(54,813)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(2,803,076)
Futures contracts	(361,433)
Written options	388,938
Short sales	(1,169,617)
Swap contracts	313,665
Forward foreign currency exchange contracts	140,129
Foreign currency translation	(26,315)
Net realized and unrealized loss	(13,610,969)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,459,056)

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R
$18,012	$26,951	$53	$13,689	$5,121	$20,796	$8,907	$20

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS LONG SHORT FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2016 (Unaudited)	For the Fiscal Year Ended December 31, 2015
From operations:
Net investment loss	$(848,087)	$(1,830,419)
Net realized loss	(10,093,260)	(27,025,166)
Net change in unrealized gain (loss)	(3,517,709)	4,042,214
Net decrease in net assets resulting from operations	(14,459,056)	(24,813,371)

Distributions to shareholders:
From net investment income
Class A Shares	—	(14,566)
Institutional Shares	—	(344,899)
Class IR Shares	—	(12,204)
From net realized gains
Class A Shares	—	(33,483)
Class C Shares	—	(9,146)
Institutional Shares	—	(235,012)
Class IR Shares	—	(17,246)
Class R Shares	—	(39)
Total distributions to shareholders	—	(666,595)

From share transactions:
Proceeds from sales of shares	21,916,114	260,024,783
Reinvestment of distributions	—	662,945
Cost of shares redeemed	(81,178,571)	(123,911,278)
Net increase (decrease) in net assets resulting from share transactions	(59,262,457)	136,776,450
TOTAL INCREASE (DECREASE)	(73,721,513)	111,296,484

Net assets:
Beginning of period	164,337,281	53,040,797
End of period	$90,615,768	$164,337,281
Net investment loss	$(997,549)	$(149,462)

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT FUND

Statement of Cash Flows

For the Six Months Ended June 30, 2016 (Unaudited)

Increase/(Decrease) in cash – Cash flows provided by operating activities:
Net decrease in net assets from operations	$(14,459,056)
Adjustments to reconcile net increase in net assets from operations to net cash received from/(used in) operating activities:
Payments for purchases of investments in securities	(210,504,752)
Proceeds from sales of investment securities	254,828,469
Payments for closing purchases of securities sold short	(114,080,386)
Proceeds from sales of securities sold short	116,148,014
Purchases of short-term investments securities, net	33,678,773
Payment for options purchased	(5,453,436)
Proceeds from options written	8,395,762
Proceeds from swaps, net	479,325
Proceeds from corporate actions, net	(4,036,600)
(Increase) Decrease in Assets:
Variation margin on certain derivative contracts	798,894
Unrealized gain on swap contracts	395,277
Unrealized gain on forward foreign currency exchange contracts	(45,451)
Receivable for collateral on certain derivative contracts	(1,491,249)
Decrease in foreign tax reclaims	(911,322)
Receivable for investments sold	(10,819,136)
Receivable for reimbursement from investment adviser	30,124
Receivable for dividends and interest	36,892
Receivable for foreign tax reclaims	(72)
Other assets	167
Increase (Decrease) in Liabilities:
Unrealized loss on swaps contracts	(708,942)
Unrealized loss on forward foreign currency contracts	(94,678)
Variation Margin on Certain Derivative Contracts	272,281
Payable for investments purchased	2,953,613
Management fees payable	(120,962)
Payable for dividend payable on short positions	12,679
Payable for collateral on certain derivative contracts	(80,000)
Due to broker — upfront payment	142,959
Accrued expenses and other liabilities	(11,531)
Net realized gain (loss) on:
Net realized (gain) loss on investments in securities and securities sold short	7,407,967
Net realized loss from derivatives	(3,737,878)
Net change in unrealized gain (loss) on:
Net change in unrealized (gain) loss on investments in securities and securities sold short	3,972,693
Net change in unrealized (gain) loss on derivatives	(702,603)
Net cash provided by operating activities	62,295,835

Cash flows used in financing activities:
Proceeds from sales of common shares	21,916,114
Reinvestments of distributions	(81,178,571)
Net cash used in financing activities	(59,262,457)
NET INCREASE IN CASH	$3,033,378

Cash:
Beginning of year	4,618,654
End of year	$7,652,032

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS LONG SHORT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2016 - A	$9.20	$(0.08)	$(0.72)	$(0.80)	$—	$—	$—
2016 - C	9.12	(0.08)	(0.74)	(0.82)	—	—	—
2016 - Institutional	9.23	(0.05)	(0.74)	(0.79)	—	—	—
2016 - IR	9.23	(0.07)	(0.72)	(0.79)	—	—	—
2016 - R	9.18	(0.06)	(0.75)	(0.81)	—	—	—

FOR THE FISCAL YEAR ENDED DECEMBER 31,
2015 - A	10.17	(0.18)	(0.77)	(0.95)	— (e)	(0.02)	(0.02)
2015 - C	10.15	(0.25)	(0.76)	(1.01)	—	(0.02)	(0.02)
2015 - Institutional	10.18	(0.13)	(0.78)	(0.91)	(0.02)	(0.02)	(0.04)
2015 - IR	10.18	(0.14)	(0.78)	(0.92)	(0.01)	(0.02)	(0.03)
2015 - R	10.16	(0.20)	(0.76)	(0.96)	—	(0.02)	(0.02)

FOR THE PERIOD ENDED DECEMBER 31,
2014 - A (Commenced September 30, 2014)	10.00	(0.06)	0.23	0.17	—	—	—
2014 - C (Commenced September 30, 2014)	10.00	(0.07)	0.22	0.15	—	—	—
2014 - Institutional (Commenced September 30, 2014)	10.00	(0.04)	0.22	0.18	—	—	—
2014 - IR (Commenced September 30, 2014)	10.00	(0.05)	0.23	0.18	—	—	—
2014 - R (Commenced September 30, 2014)	10.00	(0.05)	0.21	0.16	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets (including dividend expenses for securities sold short		Ratio of net expenses to average net assets (excluding dividend expenses for securities sold short		Ratio of total expenses to average net assets (including dividend expenses for securities sold short		Ratio of total expenses to average net assets (excluding dividend expenses for securities sold short		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$8.40	(8.70)%	$7,735	3.29	%(d)	2.64	%(d)	3.56	%(d)	2.91	%(d)	(1.77	)%(d)	237%
8.30	(8.99)	4,975	4.08	(d)	3.39	(d)	4.37	(d)	3.68	(d)	(1.99	)(d)	237
8.44	(8.45)	72,807	2.91	(d)	2.24	(d)	3.18	(d)	2.51	(d)	(1.15	)(d)	237
8.44	(8.56)	5,077	3.09	(d)	2.39	(d)	3.35	(d)	2.66	(d)	(1.53	)(d)	237
8.37	(8.82)	21	3.58	(d)	2.88	(d)	3.87	(d)	3.17	(d)	(1.41	)(d)	237

9.20	(9.32)	20,235	2.93		2.43		3.25		2.75		(1.82)		468
9.12	(9.99)	5,620	3.70		3.18		4.01		3.49		(2.58)		468
9.23	(8.93)	129,206	2.44		1.99		2.94		2.49		(1.33)		468
9.23	(9.06)	9,254	2.65		2.14		2.99		2.48		(1.43)		468
9.18	(9.49)	23	3.00		2.61		3.67		3.28		(1.94)		468

10.17	1.70	543	3.43	(d)	2.80	(d)	5.58	(d)	4.95	(d)	(2.40	)(d)	118
10.15	1.50	62	3.79	(d)	3.32	(d)	5.64	(d)	5.17	(d)	(2.87	)(d)	118
10.18	1.80	52,328	2.18	(d)	1.94	(d)	3.74	(d)	3.51	(d)	(1.47	)(d)	118
10.18	1.80	82	2.71	(d)	2.28	(d)	4.50	(d)	4.08	(d)	(1.77	)(d)	118
10.16	1.60	25	2.82	(d)	2.59	(d)	4.38	(d)	4.15	(d)	(2.11	)(d)	118

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements

June 30, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Long Short Fund (the “Fund”). The Fund is a non-diversified portfolio and currently offers five classes of shares: Class A, Class C, Institutional, Class IR and Class R Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR and Class R are not subject to a sales charge.

GS Investment Strategies, LLC (“GSIS”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

24

GOLDMAN SACHS LONG SHORT FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund is maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSIS’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSIS day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSIS regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSIS to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value

25

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class (the FST Institutional Share class for Money Market Funds) on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

26

GOLDMAN SACHS LONG SHORT FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Option Contracts — When a Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Securities Sold Short — Securities sold short are those securities which the Fund has sold but which it does not own. When the Fund sells a security it does not own, it must borrow the position that was sold and deliver it to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Schedule of Investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSIS believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSIS, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

27

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2016:

Investment Type	Level 1	Level 2	Level 3
Assets(a)
Common Stock and/or Other Equity Investments
Asia	$8,296,717	$—	$—
Europe	7,044,927	5,701,941	—
North America	41,615,340	—	—
Investment Company	47,651,693	—	—
Total	$104,608,677	$5,701,941	$—
Liabilities(a)
Common Stock and Exchange Traded Funds Sold Short
Asia	$(1,466,600)	$—	$—
Europe	(115,492)	—	—
North America	(40,769,004)	—	—
Total	$(42,351,096)	$—	$—

Derivative Type
Assets
Options Purchased	$950,368	$1,186,708	$—
Forward Foreign Currency Exchange Contracts(b)	—	282,330	—
Total Return Swap Contracts(b)	—	411,602	—
Total	$950,368	$1,880,640	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(14,561)	$—
Futures Contracts(b)	(74,118)	—	—
Total Return Swap Contracts(b)	—	(79,515)	—
Written Options Contracts	(113,585)	(80,572)	—
Total	$(187,703)	$(174,648)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from the country of domicile noted in table.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

28

GOLDMAN SACHS LONG SHORT FUND

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2016. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Receivable for unrealized gain on swap contracts; Investments, at value	$2,548,678	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts; Written options, at value	$(347,790)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	282,330	Payable for unrealized loss on forward foreign currency exchange contracts	(14,561)
Total		$2,831,008		$(362,351)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$(3,652,472)	$720,290	1,441
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(254,978)	140,129	30
Total		$(3,907,450)	$860,419	1,471

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2016.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives’ counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps) and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and

29

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2016:

	Derivative Assets(1)				Derivative Liabilities(1)				Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total
Credit Suisse International (London)	$—	$411,602	$—	$411,602	$(79,515)	$—	$—	$(79,515)	$332,087	$—	$332,087
Deutsche Bank AG	1,003,094	—	—	1,003,094	—	—	(80,572)	(80,572)	922,522	—	922,522
Morgan Stanley & Co. International PLC	183,614	—	282,330	465,944	—	(14,561)	—	(14,561)	451,383	(160,000)	291,383
Total	$1,186,708	$411,602	$282,330	$1,880,640	$(79,515)	$(14,561)	$(80,572)	$(174,648)	$1,705,992	$(160,000)	$1,545,992
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSIS manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSIS is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

30

GOLDMAN SACHS LONG SHORT FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2016, the contractual and effective net management fee with GSIS were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Management Rate	Effective Net Management Rate*^
1.60%	1.44%	1.37%	1.34%	1.60%	1.51%

*	GSIS has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fee it or an affiliate earns as an investment adviser to any of the affiliated funds in which the Fund invests through at least April 29, 2017, and prior to such date, GSIS may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in FST Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSIS has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended June 30, 2016, GSIS waived $62,012 of the Fund’s management fee.

B.  Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on the Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor, at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2016, Goldman Sachs advised that it retained $199 of Class A Shares and $5 of Class C Shares.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSIS has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, dividend and interest payments on securities sold short, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSIS for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.114%. These Other Expense limitations will remain in place through at least April 29, 2017 and prior to such date GSIS may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may

31

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
$62,012	$120,553	$182,565

F.  Line of Credit Facility — As of June 30, 2016, the Fund had entered into a committed revolving line of credit facility with a major financial institution. Pursuant to the terms of the facility, the Fund may borrow an aggregate amount of up to $10,000,000. The interest rate on borrowings is based on market rates. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2016, the Fund did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — For the six months ended June 30, 2016, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Funds.

The table below shows the transactions in and earnings from investments in these affiliated Funds. For the six months ended June 30, 2016:

Underlying Fund	Market Value 12/31/15	Purchases at Cost	Proceeds from Sales	Market Value 6/30/16	Dividend Income
Goldman Sachs Financial Square Government Fund — FST Institutional Shares	$81,330,466	$260,502,291	$(294,181,064)	$47,651,693	$99,294

As of June 30, 2016, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 31% and 100% of Institutional and Class R Shares, respectively of the Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2016, were $217,133,998 and $260,458,937, respectively.

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2015, the Fund’s capital loss carryforwards and timing differences, on a tax-basis were as follows:

Capital loss carryforward
Perpetual short-term	$(2,525,339)
Timing differences (Post October Loss Deferral)	$(8,775,892)

32

GOLDMAN SACHS LONG SHORT FUND

7. TAX INFORMATION (continued)

As of June 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$128,946,834
Gross unrealized gain	4,517,842
Gross unrealized loss	(21,016,982)
Net unrealized gain	$(16,499,140)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts, net mark to market on foreign currency contracts and differences in the tax treatment of swap transactions.

GSIS has reviewed the Fund’s tax positions for all open tax years (as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Fund investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives also can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

33

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

8. OTHER RISKS (continued)

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSIS believes the risk of loss under these arrangements to be remote.

34

GOLDMAN SACHS LONG SHORT FUND

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSIS has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2016 (Unaudited)		For the Fiscal Year Ended December 31, 2015
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	221,763	$1,945,666	3,093,006	$31,041,694
Reinvestment of distributions	—	—	5,248	47,671
Shares redeemed	(1,499,962)	(12,730,915)	(952,835)	(8,873,843)
	(1,278,199)	(10,785,249)	2,145,419	22,215,522
Class C Shares
Shares sold	94,084	824,666	732,249	7,413,168
Reinvestment of distributions	—	—	1,020	9,146
Shares redeemed	(110,306)	(943,045)	(123,450)	(1,138,389)
	(16,222)	(118,379)	609,819	6,283,925
Institutional Shares
Shares sold	1,428,381	12,554,969	19,243,095	197,141,958
Reinvestment of distributions	—	—	62,998	576,639
Shares redeemed	(6,800,336)	(57,849,400)	(10,452,796)	(101,054,018)
	(5,371,955)	(45,294,431)	8,853,297	96,664,579
Class IR Shares
Shares sold	729,702	6,590,813	2,360,467	24,427,963
Reinvestment of distributions	—	—	3,229	29,450
Shares redeemed	(1,130,244)	(9,655,211)	(1,369,341)	(12,845,028)
	(400,542)	(3,064,398)	994,355	11,612,385
Class R Shares
Reinvestment of distributions	—	—	4	39
	—	—	4	39
NET INCREASE (DECREASE)	(7,066,918)	$(59,262,457)	12,602,894	$136,776,450

35

GOLDMAN SACHS LONG SHORT FUND

Portfolio Expenses — Six Month Period Ended June 30, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR and Class R Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 through June 30, 2016, which represents a period of 182 days in a 366-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Long Short Fund
Share Class	Beginning Account Value 1/1/16	Ending Account Value 6/30/16		Expenses Paid for the 6 months ended 6/30/16*
Class A
Actual	$1,000.00	$913.00		$15.65
Hypothetical 5% return	1,000.00	1,008.50	+	16.43
Class C
Actual	1,000.00	910.10		19.38
Hypothetical 5% return	1,000.00	1,004.57	+	20.33
Institutional
Actual	1,000.00	915.50		13.86
Hypothetical 5% return	1,000.00	1,010.39	+	14.55
Class IR
Actual	1,000.00	911.80		14.69
Hypothetical 5% return	1,000.00	1,009.50	+	15.44
Class R
Actual	1,000.00	914.40		17.04
Hypothetical 5% return	1,000.00	1,007.06	+	17.87

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R
Long Short	3.29%	4.08%	2.91%	3.09%	3.58%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

36

GOLDMAN SACHS LONG SHORT FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Long Short Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with GS Investment Strategies, LLC (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2016 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertaking of the Investment Adviser to limit certain expenses of the Fund that exceed a specified level;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

37

GOLDMAN SACHS LONG SHORT FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2015, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2016. The information on the Fund’s investment performance was provided for the one-year period ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of

38

GOLDMAN SACHS LONG SHORT FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Long Short Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group, had underperformed the Fund’s benchmark index, and had underperformed the average performance of a group of competitor funds, as determined by the Investment Adviser, for the one-year period ended March 31, 2016.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a two-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Fund that would have the effect of decreasing total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and the Fund was provided for 2015 and 2014, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

39

GOLDMAN SACHS LONG SHORT FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $2 billion	1.60%
Next $3 billion	1.44
Next $3 billion	1.37
Over $8 billion	1.34

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amount of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2017.

40

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.12 trillion in assets under supervision as of June 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[4]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[5]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[6]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[7]
■	N-11 Equity Fund

Select Satellite8

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions8

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[9]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund

[1]	An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio. The Fund’s sponsor has no legal obligation to provide financial support to a money market portfolio, and you should not expect that the sponsor will provide financial support to the money market portfolio at any time.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[5]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[8]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
[9]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GS INVESTMENT STRATEGIES, LLC Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of June 30, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Goldman Sachs does not provide legal, tax or accounting advice to its clients. All investors are strongly urged to consult with their legal, tax, or accounting advisors regarding any potential transactions or investments. There is no assurance that the tax status or treatment of a proposed transaction or investment will continue in the future. Tax treatment or status may be changed by law or government action in the future or on a retroactive basis.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 58897-TMPL-08/2016 LONGSHSAR-16/1K

Goldman Sachs Funds

Semi-Annual Report	June 30, 2016

Select Satellite Funds
Absolute Return Tracker
Commodity Strategy
Dynamic Allocation
Dynamic Commodity Strategy
Managed Futures Strategy

Goldman Sachs Select Satellite Funds

■	ABSOLUTE RETURN TRACKER

■	COMMODITY STRATEGY

■	DYNAMIC ALLOCATION

■	DYNAMIC COMMODITY STRATEGY

■	MANAGED FUTURES STRATEGY

Portfolio Management Discussions and Performance Summaries	1

Index Definitions	26

Schedules of Investments	28

Financial Statements	54

Financial Highlights	62

Notes to Financial Statements	72

Other Information	101

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Absolute Return Tracker Fund

Investment Objective

The Fund’s investment objective is to seek to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Absolute Return Tracker Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2016 (“the Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 1.04%, 0.61%, 1.24%, 1.25%, 0.94% and 1.24%, respectively. These returns compare to the -0.83% cumulative total return of the Fund’s benchmark, the HFRX Global Hedge Fund Index (net of management, administrative and performance/incentive fees) (the “HFRX Global Hedge Fund Index”)[1], during the same time period.

Q	What economic and market factors most influenced the hedge fund asset class as a whole during the Reporting Period?

A	Hedge funds, as measured by the HFRX Global Hedge Fund Index, overall generated modestly negative returns during the Reporting Period. Equity long/short hedge funds, as measured by the HFRX Equity Hedge Index, lost ground during the Reporting Period, returning -3.92%. Within equity long/short hedge funds, fundamental growth and market neutral managers performed the worst, while short bias and energy managers gained. Relative value hedge funds also posted negative returns during the Reporting Period, with the HFRX Relative Value Arbitrage Index returning -1.75%. Multi-strategy and asset-backed funds lost most among relative value hedge funds, while energy infrastructure and yield alternative funds gained. Global macro hedge funds were also down, with the HFRX Macro/ CTA Index returning -0.33% for the Reporting Period.

[1]	The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.
Among macro hedge funds, multi-strategy managers were weakest, while managers in metals and other commodities posted gains. Event driven hedge funds performed best during the Reporting Period, with the HFRX Event Driven Index returning a positive 3.25%. Distressed restructuring and credit arbitrage managers gained, while activist managers posted losses.

As the Reporting Period began, hedge funds were broadly down, with the HFRX Global Hedge Fund Index declining 2.76% for the first month of the new year. Risk assets, including global equities, energy and high yield credit, sold off in January 2016 amid investor concerns over slowing economic growth in China, over safe haven assets, such as sovereign government bonds, rallied over the month. Hedge funds were mixed across styles in January 2016, with equity long/short, event driven and relative value hedge funds generally declining, while global macro hedge funds posted gains for the month. Among equity long/short hedge funds, performance was particularly weak among fundamental value managers. Among relative value hedge funds, relative value arbitrage hedge funds declined most. Within the global macro sub-strategy, trend-following managers performed best amid strong price trends in fixed income, equities and currencies. Hedge funds remained challenged in February 2016, with the HFRX Global Hedge Fund Index declining 0.32% over the month. Risk assets, including most global equity markets and commodities, experienced continued volatility. Equity long/short hedge funds and relative value hedge funds declined, while global macro hedge funds and event driven hedge funds posted gains for the months. Among equity long/short hedge funds, performance was most weak for fundamental growth managers. Trend-following managers continued to do well within the global macro sub-strategy. Hedge funds posted positive results overall in March 2016, with the HFRX Global Hedge Fund

1

PORTFOLIO RESULTS

Index gaining 1.24% for the month. Risk assets, including most global equity markets and credit, rebounded strongly in March 2016, while the U.S. dollar weakened and global fixed income was largely flat. Equity long/short hedge funds and event driven hedge funds posted gains; macro hedge funds declined; and relative value hedge funds were basically flat for the month. After a weak start to the year, fundamental growth managers posted solid gains within the equity long/short sub-strategy. Also in a reversal to the first two months of the calendar year, trend-following managers within the global macro sub-strategy were particularly challenged in March 2016 amid the rebound in equities and reversals in currency markets.

Hedge funds posted positive results overall in April 2016. The HFRX Global Hedge Fund Index gained 0.41% over the month. Risky assets experienced positive performance, with most equity markets posting modest gains and commodities rallying over the month, led by gains in energy. Fixed income yields rose, and the U.S. dollar declined slightly against global currencies amid the risk-on environment. All four major hedge fund sub-strategies were up in April 2016, with relative value hedge funds posting the strongest performance. Hedge funds were mixed in May 2016, but posted positive results overall, with the HFRX Global Hedge Fund Index gaining 0.46% for the month. Global equity markets were bolstered by the rebound in oil prices and positive economic readings among many developed markets. Commodities posted mixed performance, with gains in oil and grains offset by declines in precious and industrial metals. The U.S. Treasury yield curve flattened, and the U.S. dollar rallied relative to global currencies in anticipation of an interest rate hike in the near term. Event driven hedge funds and equity long/short hedge funds posted gains, but macro hedge funds and relative value hedge funds declined over the month. Hedge funds were mixed across sub-strategies in June 2016 and posted flat results overall, with the HFRX Global Hedge Fund Index gaining 0.20% over the month. Brexit, or the U.K. referendum on membership in the European Union, dominated market focus in June 2016, as markets built up expectations of a remain vote in the U.K. and then abruptly reversed course upon news that the leave vote had won. Equity markets were mixed across regions, with U.K. equities up for the month, while European and Japanese equities declined, and U.S. equities were flat. Yields generally declined, while gold and the U.S. dollar rallied. Event driven, macro and relative value hedge funds generally posted gains for the month, while equity long/short hedge funds declined.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	We believe hedge funds derive a large portion of their returns from exposure to sources of market risk. The Fund uses a quantitative methodology in combination with a qualitative overlay to seek to identify the Market Exposures, or sources of market risk, that approximate the return and risk patterns of specific hedge fund sub-strategies. The Fund’s quantitative methodology seeks to allocate the Fund’s exposure to each Hedge Fund Sub-Strategy such that the Fund’s investment results approximate the return and risk patterns of a diversified universe of hedge funds. During the Reporting Period, all four Hedge Fund Sub-Strategies employed by the Fund contributed positively to performance on an absolute basis.

The Fund’s Relative Value Hedge Fund Sub-Strategy contributed most positively to the Fund’s performance on an absolute basis, followed by the Event Driven Hedge Fund Sub-Strategy. Within both of these Hedge Fund Sub-Strategies, long exposure to high yield credit and short exposure to put options on the S&P 500 Index contributed positively to returns. There were no significant detractors from returns within the Relative Value Hedge Fund Sub-Strategy during the Reporting Period. Within the Event Driven Hedge Fund Sub-Strategy, long exposure to European high yield credit detracted from returns.

The Fund’s Macro Hedge Fund Sub-Strategy also contributed positively to the Fund’s return on an absolute basis. Long positions in the trend-following strategy and in commodities contributed most positively to returns. Within the trend-following strategy, long positions in 10-year German bunds and in 30-year U.S. Treasury bonds contributed the most to positive returns. Partially offsetting these positive contributors was long exposure to the commodities cross-market momentum strategy, which detracted from overall performance.

The Fund’s Equity Long/Short Hedge Fund Sub-Strategy also contributed positively to the Fund’s absolute return during the Reporting Period. Long exposure to emerging markets equities and U.S. small cap equities contributed the most. Long positions in European and Japanese equities detracted.

In addition to the asset classes mentioned above, the Fund was invested in a variety of developed and emerging market equities, short-term interest rates, developed market government bonds, currencies and commodities during the Reporting Period.

2

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used exchange-traded index futures contracts to gain exposure to U.S. large-cap and small-cap equities, non-U.S. developed market equities including those in Europe, the U.K. and Japan, commodities, government bonds and short-term interest rates. The Fund used currency forward contracts to gain exposure to select developed and emerging market currencies of non-U.S. developed markets. The Fund trades exchange-traded securities and over-the-counter total return swaps to gain exposure to U.S. large-cap and small-cap equities. The Fund used total return swaps to get exposure to commodity indices. The Fund had used a total return swap to gain exposure to a basket of single-name stocks to which hedge funds had large investments according to 13F filings with the Securities and Exchange Commission (“SEC”). However, the Fund trades the individual underlying stocks outright. The Fund also used listed put options to gain exposure to U.S. large-cap equities. Lastly, the Fund used exchange-traded credit default swaps to gain exposure to North American high yield credit markets. Overall, the use of derivatives had a positive impact on the Fund’s performance during the Reporting Period.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	During the Reporting Period, we enhanced the Event Driven Sub-Strategy employed by the Fund by adding exposures to European high yield credit and North American bank loans in an effort to more closely match the performance of the HFRX Event Driven Index.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a 47% allocation to the Equity Long/Short Hedge Fund Sub-Strategy, 23% to the Macro Hedge Fund Sub-Strategy, 20% to the Relative Value Hedge Fund Sub-Strategy and 10% to the Event Driven Hedge Fund Sub-Strategy.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	In April 2016, Stephan Kessler was named a portfolio manager of the Fund. Stephan is head of research for the Alternative Investment Strategies team within Goldman Sachs Asset Management’s QIS platform and has been involved with the research effort for the Fund since he joined the firm in 2010.

Q	What is the Fund’s tactical view and strategy going forward?

A	In the coming months, we intend to remain focused on the Fund’s investment objective of seeking to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. We understand that the hedge fund industry is dynamic, and to keep pace, we seek to understand trends in the hedge fund industry by digesting information from a number of sources, including hedge fund return databases, prime brokerage reports, hedge fund consultants, regulatory filings and other public sources. Additionally, we emphasize ongoing research and continued process and model enhancement, which we can implement through our scalable, robust technological platform.

3

FUND BASICS

Absolute Return Tracker Fund

as of June 30, 2016

PERFORMANCE REVIEW
January 1, 2016–June 30, 2016	Fund Total Return (based on NAV)[1]	HFRX Global Hedge Fund Index[2]
Class A	1.04%	-0.83%
Class C	0.61	-0.83
Institutional	1.24	-0.83
Class IR	1.25	-0.83
Class R	0.94	-0.83
Class R6	1.24	-0.83

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices. The HFRX Global Hedge Fund Index is a trademark of HFR. HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Five Years	Since Inception	Inception Date
Class A	-7.57%	0.22%	-0.68%	5/30/08
Class C	-3.91	0.60	-0.73	5/30/08
Institutional	-1.91	1.74	0.41	5/30/08
Class IR	-1.97	1.61	0.27	5/30/08
Class R	-2.45	1.11	-0.23	5/30/08
Class R6	N/A	N/A	-1.78	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.17%	1.71%
Class C	1.92	2.46
Institutional	0.77	1.31
Class IR	0.92	1.46
Class R	1.42	1.96
Class R6	0.75	1.29

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information Section of the Schedule of Investments.

5

GOLDMAN SACHS COMMODITY STRATEGY FUND

What Differentiates the Goldman Sachs

Commodity Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our commodity investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

Goldman Sachs’ Commodity Investment Process

Our commodity investment process emphasizes the importance of both short-term, tactical opportunities and long-term investment views. Our team-based approach to managing the Fund ensures continuity and idea sharing among some of the industry’s most experienced fixed income specialists. We pursue strong, consistent performance across commodity markets through:

The Goldman Sachs Commodity Strategy Fund primarily gains exposure to the performance of the commodity markets through investment in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked swaps (which may include total return swaps), as well as other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in fixed income and debt instruments. The Fund’s portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities.

The Fund implements enhanced cash strategies that capitalize on GSAM’s global fixed income expertise. The Fixed Income Team will employ the full spectrum of capabilities offered, including bottom-up strategies (credit, mortgages, governments /municipals, high yield, and emerging markets debt) and top-down strategies (duration, cross-sector, currency and country) in an attempt to enhance the return of the Fund.

A Commodity Fund that:

■	Provides exposure to the commodity markets without direct investment in physical commodities

■	Utilizes commodity-linked swaps that provide economic exposure to movements in commodity prices

6

PORTFOLIO RESULTS

Goldman Sachs Commodity Strategy Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Commodities Team discusses the Goldman Sachs Commodity Strategy Fund’s (the

“Fund”) performance and positioning for the six-month period ended June 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 10.19%, 9.76%, 10.44%, 10.31%, 10.05% and 10.35%, respectively. These returns compare to the 9.86% cumulative total return of the Fund’s benchmark, the S&P GSCI® Total Return Index (Gross, USD, Unhedged, formerly the Goldman Sachs Commodity Index) (the “S&P GSCI®”), during the same period.

Q	What economic and market factors most influenced the commodities markets as a whole during the Reporting Period?

A	Commodities markets, as measured by the S&P GSCI®, experienced a strong rebound during the Reporting Period from the challenges it faced during calendar year 2015. By comparison to the S&P GSCI® return of 9.86% for the Reporting Period, the S&P 500® Index and the U.S. Dollar Index (“DXY”) returned 3.84% and -2.52%, respectively.[1]

We believe the rebound in the commodities markets during the Reporting Period can be attributed to several macro factors. First, the language of the Federal Reserve (the “Fed”) turned dovish to start 2016. (Dovish language tends to suggest lower interest rates.) At the end of 2015, most market participants expected the Fed to announce between three to four interest rate hikes in 2016. However, as the new calendar year began, market conditions and Fed posturing led many to believe that the likelihood of that many hikes was greatly reduced. This weakened the U.S. dollar and supported commodity prices across the sectors, particularly

[1]The	S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The DXY is a measure of the general international value of the U.S. dollar as calculated by averaging the exchange rates between the U.S. dollar and six major world currencies.
prices of gold but also those of industrial metals. Second, unplanned production outages supported the oil markets. Nigeria and Canada both had large unplanned production outages during the Reporting Period, which supported oil prices. Nigerian outages were caused by infrastructure attacks by local militant groups, and the Canadian outages were caused by wildfires that temporarily shut down production. Third, the U.K. referendum on membership in the European Union, popularly known as Brexit, had a significant impact across financial markets. Specific to the commodity markets, its largest effect was on gold prices. The uncertainty in advance of the referendum and then the surprise vote to leave the European Union was supportive for gold prices, as investors looked for what are widely considered safe haven assets. Fourth, negative interest rates in many countries across the globe were an incentive for investors to look to add gold to their investment portfolios. Finally, within the agriculture subsector, soybeans performed especially well, with prices surging due primarily to rains in Argentina. A significant amount of soybean crop was destroyed from heavy rains, which tightened up global balances for soybeans. The amount of soybeans impacted by the rains was not as large as originally expected, but was still a bullish factor with which the market had to contend.

Q	Which commodity subsectors were strongest during the Reporting Period?

A	The precious metals and energy subsectors were the strongest performers during the Reporting Period.

The precious metals subsector of the S&P GSCI® returned 25.4% during the Reporting Period. Gold performed well based on the dovish shift by the Fed and the weaker U.S. dollar to start 2016. Additionally, the U.K. Brexit referendum and the flight to what are widely considered safe haven assets were additional boosts to the Fund’s performance later in the Reporting Period.

7

PORTFOLIO RESULTS

The energy component of the S&P GSCI® was also strong, returning 11.7% during the Reporting Period. Crude oil was up given the weaker U.S. dollar to start the year and given the unplanned outages but gave up some of those gains as the outages subsided and macro concerns following the U.K. referendum heightened.

Q	Which commodity subsectors were weakest during the Reporting Period?

A	Industrial metals and agriculture posted positive returns but lagged the broad S&P GSCI® during the Reporting Period.

The industrial metals subsector, as measured by the S&P GSCI® Industrial Metals Index, returned 7.3% for the Reporting Period overall. Zinc was the best performer within the subsector, supported by better supply and demand balances. Other base metals, such as copper and lead, were basically flat during the Reporting Period. We believe that this was due to concerns about subsiding demand from China, the largest consumer of industrial metals, amidst its slowing economy.

Agriculture was also up, with the S&P GSCI® Agriculture Index gaining 6.9% for the Reporting Period. This subsector’s positive return can be attributed primarily to soybeans, which rallied given the rains in Argentina.

The only subsector to post a negative return within the S&P GSCI® during the Reporting Period was livestock, with the S&P GSCI® Livestock Index declining 3.4%, given challenges within the cattle industry.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated returns that generally outperformed the S&P GSCI® during the Reporting Period. The Fund extensively employed deferred positioning along the futures curves across the commodities markets in the first half of 2016. Our enhanced roll-timing strategies via exposure to commodity index-linked swaps contributed positively to returns during the Reporting Period. Our enhanced cash management strategy also added value during the Reporting Period.

Q	How did the Fund’s enhanced roll-timing strategies impact performance during the Reporting Period?

A	Our enhanced roll-timing strategies contributed positively to the Fund’s performance via exposure to commodity index-linked swaps. We employ an approach whereby we do not take active views on individual commodities but rather gain Fund exposure to commodities through investments whose performance is linked to commodity indices.

We often implement commodity roll-timing strategies by deviating from the S&P GSCI® roll convention, which typically calls for rolling forward exposure at the front, or near-month, end of the futures curve on a monthly basis. The roll occurs during business days 5 through 9. To the extent our team believes fundamental or technical developments will impact the futures roll-timing decision, we will incorporate those views into the portfolio by electing to roll positions earlier, later, forward or in different weights versus the S&P GSCI® roll. Roll-timing strategies employed may include 1) alternative roll date modifications, which avoid the market impact of plain vanilla S&P GSCI® rolls during business days 5 to 9; 2) forward exposure roll modifications, which avoid the market impact of plain vanilla S&P GSCI® rolls and move exposure out the curve to mitigate the returns impact often associated with persistent contango; and 3) seasonal roll modifications, which take advantage of seasonal relationships in commodity markets to increase returns. During most of the Reporting Period, we employed a forward roll-timing strategy that rolled commodity exposures underlying the S&P GSCI® a few months out on the futures curve instead of rolling at the very front of the futures curve.

The Fund’s performance was driven by its deferred positioning along the futures curve within energy, particularly on the West Texas Intermediate (“WTI”) crude oil and natural gas curves during the first quarter of 2016. The S&P GSCI®’s front month exposures, generally more sensitive to storage constraints, underperformed the Fund’s deferred exposures. Crude oil inventories remained quite elevated as the global surplus persisted. Global production remained elevated, and Iranian exports began to come to market. Additionally, U.S. shale production declines were slower than expected. U.S. natural gas inventories were further bolstered by strong production in the Northeast, coupled with an unusually mild start to the winter.

8

PORTFOLIO RESULTS

Q	How did you implement the Fund’s enhanced cash management strategy?

A	In addition to seeking value through management of the commodities portion of the Fund’s portfolio, we also attempt to add a modest amount of excess return through thoughtful management of collateral held in the Fund. The cash portion of the Fund’s portfolio is typically allocated to high-grade collateral that includes U.S. Treasury securities, agency debentures, mortgage-backed securities and short-term fixed income instruments. During the Reporting Period, we favored high quality government and agency securities for the Fund’s collateral allocation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As mentioned earlier in some detail, the Fund used commodity index-linked total return swaps in implementing our enhanced roll-timing strategies in order to gain exposure to the commodities markets. In implementing our enhanced cash management strategy, the Fund used futures, interest rate swaps and forward sales contracts, which are agency mortgage-backed derivatives used in purchasing a future issuance of agency mortgage-backed securities. The use of these instrument is integral to the Fund’s investment strategy, which realized positive absolute returns during the Reporting Period.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	The Fund continued to hold exposure to the commodities markets primarily in the form of swaps linked to the S&P GSCI®. During the Reporting Period, we shifted from being partially deferred six months forward across all commodities held in the S&P GSCI® to being fully deferred one month out across the S&P GSCI® commodities universe.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was positioned one month forward across the stack of commodities curves. The Fund held exposure to the commodities underlying the S&P GSCI® through customized swaps in the Subsidiary. (The Subsidiary has the same objective as the Fund but unlike the Fund may invest without limitation in commodity index-linked securities, such as swaps and futures that provide exposure to the performance of the commodity markets.)

The cash portion of the Fund’s portfolio was allocated across various fixed income sectors, with an emphasis on the higher quality, lower volatility segments of the market, such as U.S. government and government-sponsored bonds.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s view and strategy going forward?

A	At the end of the Reporting Period, we were closely monitoring all commodities markets, but especially the oil markets. We believe oil is in a transitory phase moving from surplus to deficit, as driven primarily by reduced production in the U.S. In our view, this scenario could lead to higher oil prices during the second half of 2016. Also of particular interest to us at the end of the Reporting Period was the agriculture market. We believe soybeans are likely to trade lower as we get closer to harvest time this fall. There have been some warmer temperatures to start the summer and strong forecasted export data, which together have supported soybean prices. However, toward the end of the Reporting Period, the planted acreage showed increases, which we believe could increase supply at harvest time.

Irrespective of directionality, we believe the market will continue to hold opportunities for the active, relative value investor, especially amid a heightened volatility regime. Historically, volatility moves prices away from fundamentals and affords opportunities to the active investor.

9

FUND BASICS

Commodity Strategy Fund

as of June 30, 2016

PERFORMANCE REVIEW
January 1, 2016–June 30, 2016	Fund Total Return (based on NAV)[1]	S&P GSCI®[2]
Class A	10.19%	9.86%
Class C	9.76	9.86
Institutional	10.44	9.86
Class IR	10.31	9.86
Class R	10.05	9.86
Class R6	10.35	9.86

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P GSCI® is an unmanaged composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the S&P GSCI® on the basis of liquidity and are weighted by their respective world production quantities. The figures for the S&P GSCI® do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Five Years	Since Inception	Inception Date
Class A	-27.93%	-14.87%	-10.00%	3/30/07
Class C	-25.20	-14.69	-10.23	3/30/07
Institutional	-24.41	-13.82	-9.29	3/30/07
Class IR	-24.23	-13.84	-11.68	11/30/07
Class R	-24.91	-14.33	-12.17	11/30/07
Class R6	N/A	N/A	-13.08	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.10%
Class C	1.71	1.85
Institutional	0.62	0.76
Class IR	0.71	0.85
Class R	1.21	1.36
Class R6	0.60	0.74

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information Section of the Schedule of Investments.

[6]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

11

PORTFOLIO RESULTS

Goldman Sachs Dynamic Allocation Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Dynamic Allocation Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 0.85%, 0.44%, 1.05%, 0.95%, 0.75% and 1.05%, respectively. These returns compare to the 0.20% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index (the “LIBOR One-Month Index”). The Dynamic Allocation Fund Composite Index, composed 60% of the MSCI All Country World Index Investable Market Index (net, USD, unhedged) (“MSCI ACWI IMI”) and 40% of the Barclays Global Aggregate Bond Index (gross, USD, hedged) (“Barclays Bond Index”), returned 3.28% during the same period. The MSCI ACWI IMI and Barclays Bond Index posted cumulative total returns of 1.36% and 5.87%, respectively, during the same period.

The Fund’s overall annualized volatility was 10.07% during the Reporting Period. To compare, the overall annualized volatility of the S&P® 500 Index during the same time period was 15.84%.

Q	What were the primary contributors to and detractors from the Fund’s performance based on your team’s asset allocation decisions during the Reporting Period?

A	The Fund seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), futures, swaps and other derivatives that provide exposure to a broad spectrum of asset classes, including but not limited to equities (both in U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield) and commodities. Our team manages the Fund dynamically by changing its allocations to these asset classes based on our tactical views and in response to changing market conditions. Our team uses a disciplined, rigorous and quantitative approach, in combination with a qualitative overlay, in allocation to and within the asset classes in which the Fund invests. Allocations are adjusted within the Fund at least monthly based on continuous analysis to help determine which investments are relatively attractive and provide the best opportunities for growth in any given period of time. Since the markets represented by each investment are constantly changing, so are the Fund’s allocations.

Overall, the Fund realized positive returns during the Reporting Period. Allocations to U.S. fixed income, U.S. equities, mortgage real estate investment trusts (“REITs”), U.K. equities, U.K. fixed income and U.S. high yield credit contributed most positively to the Fund’s performance. These positive contributors were partially offset by allocations to Japanese equities, Italian equities, German equities, Dutch equities, French equities, Spanish equities and commodities (specifically, petroleum), which detracted most from performance, as these asset classes performed weakly during the Reporting Period.

Q	How did the Goldman Sachs Market Sentiment Indicator factor into risk allocation decisions that were made during the Reporting Period?

A	The Goldman Sachs Market Sentiment Indicator (“MSI”) is a proprietary tool that analyzes how the markets will potentially respond to future global changes in financial,

12

PORTFOLIO RESULTS

economic and sociopolitical events. With the help of the MSI, the Fund seeks to mitigate risk in unstable markets by reducing volatility.

In late June 2016, volatility in global markets spiked following an unexpected vote by the U.K. to exit the European Union, popularly known as Brexit. The MSI detected heightened levels of overall market distress, leading us to de-risk the Fund in late June.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in futures and total return swaps to achieve exposure to equities (both in U.S. and non-U.S. companies), and the Fund used futures, interest rate swaps, currency forwards and credit default and credit default swaps to achieve exposure to fixed income (U.S. and non-U.S., investment grade and high yield) during the Reporting Period. The Fund also used futures, total return swaps and commodity index-linked structured notes to gain exposure to commodities. The use of these instruments is integral to the Fund’s investment strategy, which realized positive absolute returns during the Reporting Period.

Q	What changes did you make within the Fund during the Reporting Period?

A	During the Reporting Period, the Fund adjusted its exposure to asset classes as market conditions shifted. Indeed, the Fund increased its exposure to asset classes in January 2016, decreased its exposure in February 2016, increased its exposure in March and April 2016, and decreased its exposure in May and June 2016. In particular, as mentioned earlier, the MSI spiked in late June 2016 and prompted an intra-month rebalance wherein the Fund reduced exposure to risky assets overall. The change in the Fund’s exposure during the Reporting Period was rather evenly allocated amongst U.S. equities, non-U.S. equities, fixed income and credit. On the other hand, exposure to Treasury inflation protected securities (“TIPS”) stayed relatively stable throughout the Reporting Period, and exposure to commodities increased steadily, albeit at a modest rate.

In terms of its allocations at the beginning of the Reporting Period, the Fund had 40.7% of its total net assets invested in equity-related investments; 16.9% of its total net assets invested in fixed income investments; 14.6% of its total net assets invested in credit-related investments; 0.4% of its total net assets invested in commodity-related investments; and 4.9% of its total net assets invested in TIPS-related investments. The Fund did not have any of its total net assets invested in cash or cash equivalents as part of its strategic allocations at the beginning of the Reporting Period. However, the Fund maintained a position in cash and cash equivalents to cover the exposure of various derivative positions. The above sector breakout is inclusive of derivative exposure across all asset classes.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s asset allocation view and strategy for the months ahead?

A	At the end of June 2016, the Fund held the majority of its exposure in fixed income and global equities and held minimal exposure across credit and commodities. Going forward, we believe the Fund’s asset allocations are likely to remain fairly similar, absent major dislocations in the markets.

We continue to believe the Fund’s dynamic allocation approach is important because it can adapt to changing markets, seeking what we believe are the best opportunities for investment and attempting to mitigate risk when the markets become unstable. There is no guarantee that the Fund’s dynamic management strategy will cause it to achieve its investment objective.

13

FUND BASICS

Dynamic Allocation Fund

as of June 30, 2016

PERFORMANCE REVIEW
January 1, 2016– June 30, 2016	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch USD LIBOR One-Month Constant Maturity Index[2]	Dynamic Allocation Fund Composite Index[5]	MSCI All Country World Index Investable Market Index[3]	Barclays Global Aggregate Bond Index[4]
Class A	0.85%	0.20%	3.28%	1.36%	5.87%
Class C	0.44	0.20	3.28	1.36	5.87
Institutional	1.05	0.20	3.28	1.36	5.87
Class IR	0.95	0.20	3.28	1.36	5.87
Class R	0.75	0.20	3.28	1.36	5.87
Class R6	1.05	0.20	3.28	1.36	5.87

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The MSCI All Country World Index Investable Market Index (“MSCI ACWI IMI Index”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI IMI Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Barclays Global Aggregate Bond Index (the “Barclays Bond Index”) provides a broad-based measure of the global investment-grade fixed income markets. The three major components of the Barclays Bond Index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Barclays Bond Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. The Barclays Bond Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The Dynamic Allocation Fund Composite Index is comprised 60% of the MSCI ACWI IMI Index and 40% of the Barclays Global Aggregate Bond Index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 6/30/16	One Year	Five Years	Since Inception	Inception Date
Class A	-10.78%	-0.41%	1.20%	1/5/10
Class C	-7.32	-0.03	1.32	1/5/10
Institutional	-5.22	1.11	2.48	1/5/10
Class IR	-5.38	0.97	2.33	1/5/10
Class R	-5.82	0.48	1.83	1/5/10
Class R6	N/A	N/A	-4.49	7/31/15

[6]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.24%	1.49%
Class C	1.99	2.24
Institutional	0.84	1.09
Class IR	0.99	1.24
Class R	1.49	1.71
Class R6	0.82	1.07

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

15

FUND BASICS

FUND COMPOSITION[8]

[8]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of Investment Companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

16

PORTFOLIO RESULTS

Goldman Sachs Dynamic Commodity Strategy Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Commodities Team discusses the Goldman Sachs Dynamic Commodity Strategy Fund’s

(the “Fund”) performance and positioning for the six-month period ended June 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 6.99%, 6.58%, 7.12%, 7.13% and 6.86%, respectively. These returns compare to the 13.25% cumulative total return of the Fund’s benchmark, the Bloomberg Commodity Index® Total Return (the “Commodity Index”) during the same period.

Q	What economic and market factors most influenced the commodities markets as a whole during the Reporting Period?

A	Commodities markets, as measured by the Commodity Index, experienced a strong rebound during the Reporting Period from the challenges it faced during calendar year 2015. By comparison to the Commodity Index return of 13.25% for the Reporting Period, the S&P 500® Index and the U.S. Dollar Index (“DXY”) returned 3.84% and -2.52%, respectively.[1]

We believe the rebound in the commodities markets during the Reporting Period can be attributed to several macro factors. First, the language of the Federal Reserve (the “Fed”) turned dovish to start 2016. (Dovish language tends to suggest lower interest rates.) At the end of 2015, most market participants expected the Fed to announce between three to four interest rate hikes in 2016. However, as the new calendar year began, market conditions and Fed posturing led many to believe that the likelihood of that many hikes was greatly reduced. This weakened the U.S. dollar and supported commodity prices across the sectors, particularly prices of gold but also those of industrial metals. Second, unplanned production outages supported the oil markets. Nigeria and Canada both had large unplanned production outages during the Reporting Period, which supported oil prices. Nigerian outages were caused by infrastructure attacks by local militant groups, and the Canadian outages were caused by wildfires that temporarily shut down production. Third, the U.K. referendum on membership in the European Union, popularly known as Brexit, had a significant impact across financial markets. Specific to the commodity markets, its largest effect was on gold prices. The uncertainty in advance of the referendum and then the surprise vote to leave the European Union was supportive for gold prices, as investors looked for what are widely considered safe haven assets, such as sovereign government bonds. Fourth, negative interest rates in many countries across the globe were an incentive for investors to look to add gold to their investment portfolios. Finally, within the agriculture subsector, soybeans performed especially well, with prices surging due primarily to rains in Argentina. A significant amount of soybean crop was destroyed from heavy rains, which tightened up global balances for soybeans. The amount of soybeans impacted by the rains was not as large as originally expected, but was still a bullish factor with which the market had to contend.

The precious metals and agriculture subsectors were the strongest performers during the Reporting Period. Energy and industrial metals also posted positive returns, albeit to a lesser degree.

The precious metals component of the Commodity Index retuned 27.1% during the Reporting Period. Gold outperformed based on the dovish shift by the Fed and weaker U.S. dollar to start 2016. Additionally, the U.K. Brexit referendum and the flight to what are widely considered safe haven assets were additional boosts to the Fund’s performance later in the Reporting Period.

Agriculture was also up within the Commodity Index, gaining 13.5% for the Reporting Period. This subsector’s

[1]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The DXY is a measure of the general international value of the U.S. dollar as calculated by averaging the exchange rates between the U.S. dollar and six major world currencies.

17

PORTFOLIO RESULTS

positive return can be attributed primarily to soybeans, which rallied given the rains in Argentina.

The energy component of the Commodity Index was also positive, returning 9.1% during the Reporting Period. Crude oil was up given the weaker U.S. dollar to start the year and given the unplanned outages but gave up some of those gains as the outages subsided and macro concerns following the U.K. referendum heightened.

The industrial metals subsector of the Commodity Index returned 8.5% for the Reporting Period overall. Zinc was the best performer within the subsector, supported by better supply and demand balances. Other base metals, such as copper, were basically flat during the Reporting Period. We believe that this was due to concerns about subsiding demand from China, the largest consumer of industrial metals, amidst its slowing economy.

The only subsector to post a negative return within the Commodity Index during the Reporting Period was livestock, declining 0.7%, given challenges within the cattle industry.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund is a long-only, actively managed fund that seeks to generate alpha, or added value, principally through overweight and underweight positioning in individual commodities relative to the Commodity Index. In addition, the Fund’s portfolio may be positioned on commodity curves at different nodes, or segments, from the Commodity Index. It may also include allocations to out-of-benchmark commodities, all with the intention of capturing active returns in excess of the Commodity Index. As such, we believe this strategy provides an efficient way to gain broad commodity exposure in a long-only, unlevered and actively managed portfolio by combining beta, or market, exposure with our ability to implement views on individual commodities and sectors.

During the Reporting Period, the Fund posted positive absolute returns but underperformed the Commodity Index. The Fund’s underperformance was largely driven by its underweight positioning in grains, particularly in soybeans.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	As mentioned, the Fund’s underweight position in grains and in particular soybeans detracted most significantly from the Fund’s performance during the Reporting Period. Generally speaking, the commodity complex rallied heading into the second quarter of 2016 due in part to a weaker U.S. dollar and increased investor interest in the asset class. Soybeans also performed well on this rally given a combination of supply, demand and technical factors. On the supply side, excessive rains in Argentina persisted through April 2016, although drying had been noted in the forecast. The main area of excess precipitation was well north of the key growing region for Argentine beans but likely impacted some of the secondary areas of acreage. Additional factors that had earlier helped to drive the bid for soybeans were the lower than expected prospective plantings by U.S. farmers and Chinese restocking of inventories. Momentum and trend-following traders also likely contributed to the performance of the soybean market during the Reporting Period.

Q	Which positions contributed most positively to the Fund’s performance during the Reporting Period?

A	The Fund’s underweighted exposure to natural gas contributed positively to its performance early in the Reporting Period, as strong production in the Northeast coupled with an unusually mild start to the winter helped sustain U.S. inventories at seasonally elevated levels.

Also, the Fund invests a portion of its cash collateral in the Goldman Sachs Financial Square Government Fund — a subsiding demand money market portfolio that comprises U.S. government and U.S. Treasury securities, including bills, bonds, notes and repurchase agreements.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund seeks to maintain substantial economic exposure to the performance of the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) and in commodity index-linked notes. The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, including total return swaps. The Subsidiary also invests in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions. The use of these instruments is integral to the

18

PORTFOLIO RESULTS

Fund’s investment strategy, which realized positive absolute returns during the Reporting Period.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	During the Reporting Period, relative to the Commodity Index, we increased the Fund’s exposure to agriculture commodities, though we maintained an underweight position.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the portfolio management team during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was underweight relative to the Commodity Index in grains, natural gas and industrial metals.

Q	What is the Fund’s view and strategy going forward?

A	At the end of the Reporting Period, we were closely monitoring all commodities markets, but especially the oil markets. We believe oil is in a transitory phase moving from surplus to deficit, as driven primarily by reduced production in the U.S. In our view, this scenario could lead to higher oil prices during the second half of 2016. Also of particular interest to us at the end of the Reporting Period was the agriculture market. We believe soybeans are likely to trade lower as we get closer to harvest time this fall. There have been some warmer temperatures to start the summer and strong forecasted export data, which together have supported soybean prices. However, toward the end of the Reporting Period, the planted acreage showed increases, which could increase supply at harvest time.

Irrespective of directionality, we believe the market will continue to hold opportunities for the active, relative value investor, especially amid a heightened volatility regime. Historically, volatility moves prices away from fundamentals and affords opportunities to the active investor.

19

FUND BASICS

Dynamic Commodity Strategy Fund

as of June 30, 2016

PERFORMANCE REVIEW
January 1, 2016–June 30, 2016	Fund Total Return (based on NAV)[1]	Bloomberg Commodity Index Total Return[2]
Class A	6.99%	13.25%
Class C	6.58	13.25
Institutional	7.12	13.25
Class IR	7.13	13.25
Class R	6.86	13.25

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Commodity Index Total Return (the “Index”) is designed to be a highly liquid and diversified benchmark for the commodity futures market. It is rules based and composed of futures contracts on physical commodities. The index is unhedged and expressed in USD. The Index is reweighted and rebalanced each year in January on a price-percentage basis. Rebalancing and reweighting means that, in general, the index may reallocate out of commodities that have appreciated in value and into commodities that have underperformed. To the extent that commodity markets exhibit mean-reverting characteristics over time, this approach may help enhance performance.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Since Inception	Inception Date
Class A	-19.38%	-20.10%	4/30/14
Class C	-17.09	-19.04	4/30/14
Institutional	-15.39	-18.16	4/30/14
Class IR	-15.41	-18.22	4/30/14
Class R	-15.88	-18.63	4/30/14

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.20%	2.77%
Class C	1.95	3.52
Institutional	0.86	2.43
Class IR	0.95	2.52
Class R	1.45	3.02

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information Section of the Schedule of Investments.

21

PORTFOLIO RESULTS

Goldman Sachs Managed Futures Strategy Fund

Investment Objective

The Fund seeks to generate long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Managed

Futures Strategy Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 0.69%, 0.30%, 0.77%, 0.68% and 0.49%, respectively. These returns compare to the 0.20% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index (the “LIBOR One-Month Index”), during the same time period.

We note that the Fund’s benchmark being the LIBOR One-Month Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

The Fund’s overall annualized volatility was 9.07% during the Reporting Period, while the overall annualized volatility of the S&P® 500 Index during the same time period was 15.84%.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange-traded funds (“ETFs”) and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments. The Fund’s investments are made without restriction as to issuer capitalization, country, currency, maturity or credit rating.

Positive Fund performance for the Reporting Period overall can be attributed primarily to performance during January and June 2016, only partially offset by negative performance mostly concentrated in March, April and May 2016, when trend reversals occurred in many markets.

During the Reporting Period, the primary positive contributors to Fund performance were long positions in developed market fixed income, with long positions in U.K. and European fixed income contributing the most to returns. Positions in short-term interest rate instruments also contributed positively to the Fund’s returns, with long positions in U.K. and Swedish short-term interest rate instruments contributing the most positively toward returns.

Conversely, exposure to commodities detracted from the Fund’s returns during the Reporting Period. The Fund’s short positions in commodities during the first quarter of 2016 detracted from returns, as commodities rebounded sharply in February and March 2016. Although the Fund reversed its short positions in a broad range of commodities during the second quarter of 2016, total contribution from exposure to commodities remained negative for the Reporting Period overall, with positions in grains and industrial metals detracting most.

22

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used derivatives, including futures, swaps and forwards, to implement long and short positions. The Fund invested in futures and currency forwards to achieve exposure to equities (both in U.S. and non-U.S. companies) and currencies (U.S. and non-U.S. currencies), respectively. The Fund used interest rate swaps and currency forwards to achieve exposure to fixed income. We used sector-based commodity-linked structured notes as a means of expressing momentum/trend views on various commodity assets. The use of these instruments is integral to the Fund’s investment strategy, which realized positive absolute returns during the Reporting Period.

Q	What changes did you make within the Fund during the Reporting Period?

A	In January 2016, the Fund was net long a broad basket of international developed market equities as well as long-term and short-term fixed income. The Fund was net short emerging market equities, developed and emerging market currencies and commodities. Due to the market reversal that took place in February 2016, during which emerging market equities and commodities rebounded, the Fund reduced its short exposure to emerging market equities, currencies and commodities in February 2016. Toward the end of March 2016, the Fund had reversed most of its positions to be net long, with the exception of commodities and some emerging market equities.

Throughout the second quarter of 2016, the Fund maintained its long positions in fixed income, developed and emerging market currencies and developed equities. The Fund maintained relatively modest exposure to emerging market equities and commodities, which changed from month to month during the second quarter of 2016 due to our differing views on trends these assets exhibited. At the end of June 2016, the Fund was net long commodities for the first time in more than a year, driven by the late-month rallying trend in commodities such as crude oil and gold.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	Going into the second half of 2016, we intend to continue to seek to identify price trends in various asset classes over short-, medium- and long-term horizons via a proprietary investment model. Upon identifying a trend in a given instrument or asset, the Fund will take a long or short position in the instrument or asset. Long positions benefit from an increase in price of the underlying instrument or asset, while short positions benefit from a decrease in price of the underlying instrument or asset. The size of the Fund’s position in an instrument or asset is primarily related to the strength of the overall trend identified by the investment model.

We continue to believe that the Fund’s trend-following strategy is important because it seeks to adapt to changing markets, seeking what we believe are the best opportunities for investment and attempting to mitigate risk when the markets become unstable. There is no guarantee that the Fund’s trend-following strategy will cause it to achieve its investment objective.

23

FUND BASICS

Managed Futures Strategy Fund

as of June 30, 2016

PERFORMANCE REVIEW
January 1, 2016–June 30, 2016	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch USD LIBOR One-Month Constant Maturity Index[2]
Class A	0.69%	0.20%
Class C	0.30	0.20
Institutional	0.77	0.20
Class IR	0.68	0.20
Class R	0.49	0.20

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch US Dollar One-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Since Inception	Inception Date
Class A	-2.29%	0.44%	2/29/12
Class C	1.60	0.97	2/29/12
Institutional	3.76	2.13	2/29/12
Class IR	3.58	1.98	2/29/12
Class R	3.02	1.47	2/29/12

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.65%	2.11%
Class C	2.40	2.87
Institutional	1.25	1.73
Class IR	1.40	1.87
Class R	1.90	2.38

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 22, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of investment companies held by the Fund, if any, are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

25

INDEX DEFINITIONS

Index Definitions:

HFRX Event Driven Index: Event Driven Managers maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.*

HFRX Relative Value Arbitrage Index: Relative Value investment managers maintain positions in which the investment thesis is predicated on realization of a valuation discrepancy in the relationship between multiple securities. Managers employ a variety of fundamental and quantitative techniques to establish investment theses, and security types range broadly across equity, fixed income, derivative or other security types. Fixed income strategies are typically quantitatively driven to measure the existing relationship between instruments and, in some cases, identify attractive positions in which the risk adjusted spread between these instruments represents an attractive opportunity for the investment manager. Relative Value position may be involved in corporate transactions also, but as opposed to Event Driven exposures, the investment thesis is predicated on realization of a pricing discrepancy between related securities, as opposed to the outcome of the corporate transaction.*

HFRX Equity Hedge Index: Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.*

HFRX Macro/ CTA Index: Active Trading strategies utilize active trading methods, typically with high frequency position turnover or leverage; these may employ components of both Discretionary and Systematic Macro strategies. Strategies may contain distinct, identifiable sub-strategies, such as equity hedge or equity market neutral, or in some cases a number of sub-strategies are blended together without the capacity for portfolio level disaggregation. Strategies employ an investment process based on systematic, quantitative evaluation of macroeconomic variables in which the portfolio positioning is predicated on convergence of differentials between markets, not necessarily highly correlated with each other, but currently diverging from their historical levels of correlation. Strategies focus on fundamental relationships across geographic areas both inter and intra-asset classes, and typical holding periods are shorter than trend following or discretionary strategies. Active Trading strategies are distinct from other macro in that they characteristically emphasize rapid market response to new information and high volume of turnover in liquid but frequently volatile and unstable market positions.*

*Indicates index definition was sourced from Hedge Fund Research (HFR). The indexes are trademarks of HFR. HFR has not participated in the formation of the Funds. HFR does not endorse or approve the Funds or make any recommendation with respect to investing in the Funds.

S&P® 500 Index: The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

26

INDEX DEFINITIONS

S&P GSCI® Agriculture Index: The S&P GSCI® Agriculture Index, a sub-index of the S&P GSCI, provides investors with a reliable and publicly available benchmark for investment performance in the agricultural commodity markets.

S&P GSCI® Industrial Metals Index: The S&P GSCI® Industrial Metals Index provides investors with a reliable and publicly available benchmark for investment performance in the industrial metals market.

The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

27

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments

June 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 10.6%
Automobiles & Components – 0.1%
18,470	General Motors Co.	$522,701
5,030	Lear Corp.	511,853

		1,034,554

Banks – 0.5%
23,600	BB&T Corp.	840,396
31,100	Citizens Financial Group, Inc.	621,378
21,300	Comerica, Inc.	876,069
72,400	Regions Financial Corp.	616,124
13,136	SunTrust Banks, Inc.	539,627
8,130	Wells Fargo & Co.	384,793
27,523	Zions Bancorporation	691,653

		4,570,040

Capital Goods – 0.3%
2,289	3M Co.	400,849
4,030	Danaher Corp.	407,030
3,000	Honeywell International, Inc.	348,960
7,400	Jacobs Engineering Group, Inc.*	368,594
2,853	The Boeing Co.	370,519
11,983	USG Corp.*	323,062
5,847	Wabtec Corp.	410,635

		2,629,649

Commercial & Professional Services – 0.3%
26,946	Clean Harbors, Inc.*	1,404,156
8,900	Copart, Inc.*	436,189
13,164	KAR Auction Services, Inc.	549,466
10,662	Waste Connections, Inc.	768,197

		3,158,008

Consumer Durables & Apparel – 0.1%
15,400	TopBuild Corp.*	557,480
2,985	Whirlpool Corp.	497,420

		1,054,900

Consumer Services – 0.2%
1,100	Chipotle Mexican Grill, Inc.*	443,036
34,126	H&R Block, Inc.	784,898
3,907	McDonald’s Corp.	470,168
8,695	Starbucks Corp.	496,659

		2,194,761

Diversified Financials – 0.5%
24,689	Ally Financial, Inc.*	421,441
13,939	Berkshire Hathaway, Inc. Class B*	2,018,228
7,365	Discover Financial Services	394,690
16,172	Interactive Brokers Group, Inc. Class A	572,489
1,400	Intercontinental Exchange, Inc.	358,344
13,300	OneMain Holdings, Inc.*	303,506
3,244	S&P Global, Inc.	347,951
13,126	Synchrony Financial*	331,825
12,331	Voya Financial, Inc.	305,316

		5,053,790

Common Stocks – (continued)
Energy – 0.6%
15,500	Antero Resources Corp.*	$402,690
34,463	CONSOL Energy, Inc.*	554,510
13,000	Continental Resources, Inc.*	588,510
11,100	Devon Energy Corp.	402,375
4,739	Diamondback Energy, Inc.*	432,244
8,900	Energen Corp.	429,069
5,575	Exxon Mobil Corp.	522,601
15,300	Newfield Exploration Co.*	675,954
9,684	Noble Energy, Inc.	347,365
11,400	ONEOK, Inc.	540,930
4,863	Pioneer Natural Resources Co.	735,334
8,900	Targa Resources Corp.	375,046
19,300	The Williams Companies, Inc.	417,459

		6,424,087

Food & Staples Retailing – 0.1%
3,200	Costco Wholesale Corp.	502,528
4,419	CVS Health Corp.	423,075
12,794	Whole Foods Market, Inc.	409,664

		1,335,267

Food, Beverage & Tobacco – 0.0%
9,374	The Coca-Cola Co.	424,923

Health Care Equipment & Services – 0.6%
9,127	Alere, Inc.*	380,413
26,392	Brookdale Senior Living, Inc.*	407,492
6,107	Express Scripts Holding Co.*	462,911
12,293	HCA Holdings, Inc.*	946,684
2,600	Humana, Inc.	467,688
2,800	Laboratory Corp. of America Holdings*	364,756
4,663	McKesson Corp.	870,349
5,700	Medtronic PLC	494,589
9,700	Patterson Companies, Inc.	464,533
11,550	Quest Diagnostics, Inc.	940,286

		5,799,701

Household & Personal Products – 0.2%
21,500	Herbalife Ltd.*	1,258,395
3,100	Spectrum Brands Holdings, Inc.	369,861

		1,628,256

Insurance – 0.1%
11,391	American International Group, Inc.	602,470
10,200	FNF Group	382,500
12,940	MetLife, Inc.	515,400

		1,500,370

Materials – 0.5%
5,500	Celanese Corp. Series A	359,975
12,022	CF Industries Holdings, Inc.	289,730
15,400	Eagle Materials, Inc.	1,188,110
8,100	FMC Corp.	375,111
45,792	Owens-Illinois, Inc.*	824,714
8,809	Royal Gold, Inc.	634,424

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value
Common Stocks – (continued)
Materials – (continued)
5,770	The Scotts Miracle-Gro Co. Class A	$403,381
1,723	The Sherwin-Williams Co.	505,993

		4,581,438

Media – 0.4%
12,261	Comcast Corp. Class A	799,295
9,666	Liberty Broadband Corp.*	579,960
7,226	Time Warner, Inc.	531,400
27,191	Tribune Media Co. Class A	1,065,343
13,000	Viacom, Inc. Class B	539,110

		3,515,108

Pharmaceuticals, Biotechnology & Life Sciences – 1.2%
21,037	AbbVie, Inc.	1,302,401
8,800	Agilent Technologies, Inc.	390,368
9,045	Allergan PLC*	2,090,209
3,453	Amgen, Inc.	525,374
7,568	Bristol-Myers Squibb Co.	556,626
9,232	Celgene Corp.*	910,552
10,132	Gilead Sciences, Inc.	845,211
4,192	Jazz Pharmaceuticals PLC*	592,372
5,949	Johnson & Johnson	721,614
9,500	Medivation, Inc.*	572,850
8,191	Merck & Co., Inc.	471,884
42,459	Pfizer, Inc.	1,494,981
1,252	Shire PLC ADR	230,413
2,949	Thermo Fisher Scientific, Inc.	435,744
3,700	United Therapeutics Corp.*	391,904
7,839	Zoetis, Inc.	372,039

		11,904,542

Real Estate – 0.3%
7,871	American Tower Corp. (REIT)	894,224
3,888	Crown Castle International Corp. (REIT)	394,360
27,110	Four Corners Property Trust, Inc. (REIT)	558,195
3,252	Jones Lang LaSalle, Inc.	316,907
5,300	The Howard Hughes Corp.*	605,896

		2,769,582

Retailing – 1.1%
2,384	Amazon.com, Inc.*	1,706,038
5,474	Dollar General Corp.	514,556
6,415	Dollar Tree, Inc.*	604,550
54,351	DSW, Inc. Class A	1,151,154
3,340	Expedia, Inc.	355,042
19,288	GNC Holdings, Inc. Class A	468,506
20,697	Liberty Interactive Corp QVC Group Series A*	525,083
27,027	Liberty Ventures Series A*	1,001,891
13,700	LKQ Corp.*	434,290
10,938	Macy’s, Inc.	367,626
140,500	Sears Holdings Corp.*(a)	1,912,205

Common Stocks – (continued)
Retailing – (continued)
4,100	The Home Depot, Inc.	$523,529
640	The Priceline Group, Inc.*	798,982

		10,363,452

Semiconductors & Semiconductor Equipment – 0.5%
18,500	Applied Materials, Inc.	443,445
8,627	Broadcom Ltd.	1,340,636
21,382	Lam Research Corp.	1,797,371
48,318	Micron Technology, Inc.*	664,856
8,191	QUALCOMM, Inc.	438,792
8,198	Skyworks Solutions, Inc.	518,769

		5,203,869

Software & Services – 2.0%
4,294	Alphabet, Inc. Class A*	3,020,958
2,535	Alphabet, Inc. Class C*	1,754,473
6,385	DST Systems, Inc.	743,405
24,453	eBay, Inc.*	572,445
5,100	Electronic Arts, Inc.*	386,376
24,881	Facebook, Inc. Class A*	2,843,401
50,352	FireEye, Inc.*(a)	829,297
10,902	MasterCard, Inc. Class A	960,030
96,800	Match Group, Inc.*	1,459,260
44,357	Microsoft Corp.	2,269,748
34,251	PayPal Holdings, Inc.*	1,250,504
11,800	PTC, Inc.*	443,444
6,770	salesforce.com, Inc.*	537,606
11,300	Splunk, Inc.*	612,234
14,694	Visa, Inc. Class A	1,089,854
16,200	Yahoo!, Inc.*	608,472
16,067	Yelp, Inc.*	487,794

		19,869,301

Technology Hardware & Equipment – 0.4%
27,019	Apple, Inc.	2,583,017
11,580	CommScope Holding Co., Inc.*	359,327
13,500	EMC Corp.	366,795
33,400	Fitbit, Inc. Class A*(a)	408,148
4,509	Palo Alto Networks, Inc.*	552,984

		4,270,271

Telecommunication Services – 0.1%
12,746	AT&T, Inc.	550,755

Transportation – 0.4%
24,618	Copa Holdings SA Class A(a)	1,286,537
22,639	Delta Air Lines, Inc.	824,739
3,672	FedEx Corp.	557,336
11,427	Macquarie Infrastructure Corp.	846,169
5,300	Ryder System, Inc.	324,042
5,744	Union Pacific Corp.	501,164

		4,339,987

Utilities – 0.1%
7,052	American Water Works Co., Inc.	595,964

TOTAL COMMON STOCKS
(Cost $100,120,013)		$104,772,575

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Shares	Description	Value
Exchange Traded Funds – 6.6%
109,856	Energy Select Sector SPDR Fund(a)	$7,496,573
292,883	Health Care Select Sector SPDR Fund	21,005,569
670,021	Vanguard FTSE Emerging Markets Fund	23,598,140
538,542	PowerShares Senior Loan Portfolio Fund	12,370,310

TOTAL EXCHANGE TRADED FUNDS
(Cost $57,833,245)		$64,470,592

Shares	Distribution Rate	Value
Investment Company(b)(c) – 71.4%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
702,903,210	0.299%	$702,903,210
(Cost $702,903,210)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $860,856,468)		$872,146,377

Securities Lending Reinvestment Vehicle(b)(c) – 0.5%
Goldman Sachs Financial Square Money Market Fund – FST Institutional Shares
5,009,650	0.397%	$5,009,650
(Cost $5,009,650)

TOTAL INVESTMENTS – 89.1%
(Cost $865,866,118)		$877,156,027

OTHER ASSETS IN EXCESS OF LIABILITIES – 10.9%		107,201,935

NET ASSETS – 100.0%		$984,357,962

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

Investment Abbreviations:
REIT	—Real Estate Investment Trust
SPDR	—Standard and Poor’s Depositary Receipts

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
JPY	—Japanese Yen
MXN	—Mexican Peso
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—United States Dollar

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
UBS AG	AUD	1,300,000	USD	958,166	07/25/16	$968,805	$10,639
	BRL	7,430,000	USD	2,173,471	07/26/16	2,297,565	124,094
	JPY	418,860,000	USD	4,012,278	07/25/16	4,058,684	46,406
	NZD	5,280,000	USD	3,757,127	07/25/16	3,765,944	8,817
	RUB	64,830,000	USD	1,000,823	07/26/16	1,007,832	7,009
	USD	11,706,606	EUR	10,380,000	07/25/16	11,527,742	178,864
	USD	3,924,259	GBP	2,670,000	07/25/16	3,555,027	369,232
	USD	1,777,873	PLN	6,960,000	07/25/16	1,763,225	14,648
	USD	1,318,270	SEK	10,870,000	07/25/16	1,285,883	32,387
TOTAL							$792,096

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
UBS AG	AUD	1,330,000	USD	1,006,628	07/25/16	$991,162	$(15,466)
	CAD	2,270,000	USD	1,770,469	07/25/16	1,757,180	(13,289)
	EUR	1,490,000	USD	1,658,264	07/25/16	1,654,753	(3,511)
	GBP	2,670,000	USD	3,954,123	07/25/16	3,555,027	(399,096)
	SGD	4,540,000	USD	3,380,978	07/25/16	3,369,670	(11,308)
	USD	1,146,784	CZK	28,000,000	07/25/16	1,148,897	(2,113)
	USD	4,037,673	EUR	3,640,000	07/25/16	4,042,484	(4,811)
	USD	1,192,181	HUF	340,110,000	07/25/16	1,195,362	(3,181)
	USD	1,908,164	MXN	35,690,000	07/25/16	1,948,408	(40,244)
TOTAL							$(493,019)

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
90 Day Bank Bill	51	September 2016	$37,860,292	$1,547
90 Day Bank Bill	51	December 2016	37,868,657	1,977
90 Day Bank Bill	51	March 2017	37,872,375	(668)
90 Day Eurodollar	84	September 2016	20,864,550	27,993
90 Day Eurodollar	89	December 2016	22,099,813	33,519
90 Day Eurodollar	94	March 2017	23,336,675	83,833
90 Day Eurodollar	98	June 2017	24,321,150	86,207
90 Day Eurodollar	98	September 2017	24,311,350	88,961
90 Day Eurodollar	78	December 2017	19,339,125	65,582
90 Day Eurodollar	78	March 2018	19,331,325	56,595
90 Day Eurodollar	78	June 2018	19,322,550	51,745
90 Day Sterling	23	September 2016	3,812,991	52,024
90 Day Sterling	24	December 2016	3,980,171	52,877
90 Day Sterling	18	March 2017	2,985,428	37,608
90 Day Sterling	18	June 2017	2,985,428	39,211
90 Day Sterling	23	September 2017	3,815,097	49,858
90 Day Sterling	21	December 2017	3,483,000	36,000
90 Day Sterling	20	March 2018	3,316,809	27,437
90 Day Sterling	20	June 2018	3,316,144	22,377
CAC 40 Index	(21)	July 2016	(986,723)	22,382
Copper Futures	(32)	September 2016	(1,756,400)	(111,241)
Corn Futures	58	September 2016	1,059,950	(188,563)
DAX Index	(4)	September 2016	(1,072,962)	38,984
Euro CHF 3-Month ICE	(9)	September 2016	(2,326,959)	(3,319)
EURO STOXX 50 Index	1,349	September 2016	42,740,856	542,283
Euro-Bobl	228	September 2016	33,803,873	256,468
Euro-Bund	136	September 2016	25,222,753	430,464
Euro-Schatz	261	September 2016	32,459,039	52,005
Feeder Cattle Futures	(4)	August 2016	(288,600)	10,188
FTSE 100 Index	289	September 2016	24,709,364	2,062,380
Gold 100 oz. Futures	29	August 2016	3,829,740	78,405
IBEX 35 Index	(11)	July 2016	(992,120)	(1,224)
KOSPI 200 Index	4	September 2016	424,100	(10,097)
Live Cattle Futures	(6)	August 2016	(275,580)	7,032
LME Lead Futures	29	July 2016	1,294,669	56,394
LME Lead Futures	(29)	July 2016	(1,294,669)	(66,012)
LME Lead Futures	(24)	August 2016	(1,072,650)	(47,006)
LME Nickel Futures	7	July 2016	395,220	35,631
LME Nickel Futures	(7)	July 2016	(395,220)	(18,691)
LME Nickel Futures	(20)	August 2016	(1,131,120)	(101,455)
LME Primary Aluminum Futures	34	July 2016	1,398,888	69,214
LME Primary Aluminum Futures	(34)	July 2016	(1,398,888)	(87,755)
LME Primary Aluminum Futures	55	August 2016	2,266,000	39,596
LME Primary Aluminum Futures	(48)	August 2016	(1,977,600)	(107,657)
LME Zinc Futures	12	July 2016	630,600	65,522
LME Zinc Futures	(12)	July 2016	(630,600)	(38,603)
LME Zinc Futures	20	August 2016	1,052,250	14,828
Long Gilt	47	September 2016	8,039,458	234,065
NASDAQ 100 E-mini Index	18	September 2016	1,586,520	(3,781)
Russell 2000 Mini Index	285	September 2016	32,700,900	(334,134)
S&P 500 E-Mini Index	(145)	September 2016	(15,153,950)	(219,587)

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P Mid Cap 400 E-mini Index	21	September 2016	$3,135,300	$(1,802)
S&P/TSX 60 Index	27	September 2016	3,410,240	53,317
Silver Futures	12	September 2016	1,117,380	67,265
Soybean Futures	38	November 2016	2,191,175	68,896
Sugar #11 (World) Futures	63	September 2016	1,434,485	85,189
TSE TOPIX Index	34	September 2016	4,100,809	(259,215)
U.S. Long Bond	67	September 2016	11,547,031	636,671
2 Year U.S. Treasury Notes	258	September 2016	56,586,656	339,435
5 Year U.S. Treasury Notes	164	September 2016	20,034,906	309,874
10 Year Canadian Government Bonds	98	September 2016	11,229,475	280,883
10 Year Japanese Government Bonds	14	September 2016	20,731,903	80,598
10 Year U.S. Treasury Notes	190	September 2016	25,267,031	570,185
TOTAL				$5,722,695

SWAP CONTRACTS — At June 30, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on June 30, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America High Yield Index	$159,460	5.000%	06/20/21	4.263%	$3,438,511	$1,804,260
iTraxx Europe Crossover Index	11,350	5.000	06/20/21	3.530	898,219	(67,542)
TOTAL					$4,336,730	$1,736,718

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(b)
Deutsche Bank AG	Russell Top 200 Growth Index Total Return	$41,847	0.432%	08/25/16	$(1,180,171)
Deutsche Bank AG	Russell Top 200 Value Index Total Return	41,868	(0.432)	08/25/16	1,402,796
JPMorgan Chase Bank, N.A.	Bloomberg Roll Select Commodity Total Return Index	9,565	(0.007)	08/24/16	199,702
TOTAL					$422,327

(a)	The Fund receives weekly payments based on any positive weekly return of the Referenced Obligation. The Fund makes payments on any negative weekly return of such Referenced Obligation.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

WRITTEN OPTIONS CONTRACTS — At June 30, 2016, the Fund had the following written options:

Put Options	Number of Contracts	Exercise Price	Expiration Month	Value
S&P 500 Index	53	$1,875	July 2016	$(3,975)
	51	1,900	July 2016	(4,590)
	50	1,925	July 2016	(7,000)
	49	1,950	July 2016	(9,065)
	48	1,975	July 2016	(12,960)
	46	2,000	July 2016	(18,860)
	45	2,025	July 2016	(27,000)
	44	2,050	July 2016	(39,336)
	43	2,075	July 2016	(64,500)
	40	1,825	August 2016	(20,000)
	38	1,850	August 2016	(21,850)
	37	1,875	August 2016	(26,159)
	36	1,900	August 2016	(29,124)
	35	1,925	August 2016	(35,350)
	35	1,950	August 2016	(42,000)
	34	1,975	August 2016	(52,020)
	33	2,000	August 2016	(61,050)
	32	2,025	August 2016	(74,880)
	31	2,050	August 2016	(88,350)
	39	1,875	September 2016	(56,277)
	38	1,900	September 2016	(64,600)
	37	1,925	September 2016	(71,595)
	36	1,950	September 2016	(81,540)
	35	1,975	September 2016	(96,950)
	34	2,000	September 2016	(108,800)
	33	2,025	September 2016	(122,430)
	33	2,050	September 2016	(144,210)
	32	2,075	September 2016	(166,400)
Total (Premiums Received $4,072,623)	1,097			$(1,550,871)

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

For the six months ended June 30, 2016, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2015	966	$3,800,048
Contracts written	2,114	8,172,186
Contracts bought to close	(673)	(2,641,557)
Contracts expired	(1,310)	(5,258,054)
Contracts Outstanding June 30, 2016	1,097	$4,072,623

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 15.8%
Collateralized Mortgage Obligations – 9.0%
Agency Multi-Family(a) – 5.9%
FHLMC Multifamily Structured Pass-Through Certificates Series K011, Class A2
$500,000	4.084%	11/25/20	$6,093,997
FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2
16,400,000	3.034	10/25/20	17,463,640

			23,557,637

Regular Floater(a)(c) – 1.4%
FDIC Guaranteed Notes Trust Series 2010-S1, Class 1A(b)
21,128	1.007	02/25/48	21,120
FHLMC REMIC Series 3371, Class FA
331,964	1.042	09/15/37	334,292
National Credit Union Administration Guaranteed Notes Series 2010-A1, Class A
385,004	0.795	12/07/20	384,048
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 1A
542,210	0.915	10/07/20	542,930
National Credit Union Administration Guaranteed Notes Series 2010-R2, Class 1A
689,671	0.835	11/06/17	690,049
National Credit Union Administration Guaranteed Notes Series 2011-R2, Class 1A
1,683,624	0.865	02/06/20	1,684,940
National Credit Union Administration Guaranteed Notes Series 2011-R3, Class 1A
1,079,645	0.845	03/11/20	1,077,620
National Credit Union Administration Guaranteed Notes Series 2011-R4, Class 1A
590,276	0.845	03/06/20	590,483
National Credit Union Administration Guaranteed Notes Series 2011-R5, Class 1A
163,599	0.845	04/06/20	163,548

			5,489,030

Sequential Fixed Rate – 1.7%
FHLMC REMIC Series 2755, Class ZA
692,516	5.000	02/15/34	763,746
FHLMC REMIC Series 4273, Class PD(c)
2,148,838	6.500	11/15/43	2,487,097
FNMA REMIC Series 2012-111, Class B
685,327	7.000	10/25/42	793,419
FNMA REMIC Series 2012-153, Class B
2,277,751	7.000	07/25/42	2,689,109

			6,733,371

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$35,780,038

Federal Agencies – 6.8%
FHLMC – 2.9%
$35	5.000%	09/01/16	$36
297	5.000	11/01/16	305
204	5.000	12/01/16	209
672	5.000	01/01/17	689

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$1,961	5.000%	01/01/18	$2,014
24,801	5.000	02/01/18	25,476
18,860	5.000	03/01/18	19,406
10,943	5.000	04/01/18	11,266
8,328	5.000	05/01/18	8,584
6,812	5.000	06/01/18	7,022
14,681	5.000	07/01/18	15,182
3,869	5.000	08/01/18	3,995
2,430	5.000	10/01/18	2,520
4,461	5.000	11/01/18	4,620
472	5.000	02/01/19	493
89,515	5.500	01/01/20	94,158
78,059	5.000	11/01/25	86,149
144,107	5.000	08/01/28	159,041
16,518	5.000	01/01/33	18,371
1,636	5.000	03/01/33	1,815
9,521	5.000	04/01/33	10,559
2,786	5.000	05/01/33	3,089
7,155	5.000	06/01/33	7,935
39,453	5.000	07/01/33	43,751
54,468	5.000	08/01/33	60,451
4,978	5.000	09/01/33	5,521
11,781	5.000	10/01/33	13,065
37,817	5.000	11/01/33	41,937
13,269	5.000	12/01/33	14,715
12,728	5.000	01/01/34	14,114
40,691	5.000	02/01/34	45,117
16,812	5.000	03/01/34	18,634
29,859	5.000	04/01/34	33,094
46,134	5.000	05/01/34	51,159
603,484	5.000	06/01/34	669,182
8,016	5.000	11/01/34	8,885
160,684	5.000	04/01/35	178,191
2,902,302	5.000	07/01/35	3,216,770
12,873	5.000	11/01/35	14,275
103,986	5.000	03/01/36	116,399
47,700	5.000	03/01/37	52,643
103,267	5.000	12/01/37	113,969
234,213	5.000	02/01/38	258,504
627,369	5.000	03/01/38	692,435
312,236	5.000	07/01/38	344,619
302,445	5.000	11/01/38	333,813
698,145	5.000	12/01/38	770,491
384,452	5.000	01/01/39	424,325
88,249	5.000	02/01/39	97,402
2,231,208	7.000	02/01/39	2,634,570
637,418	5.000	06/01/41	703,470

			11,454,435

FNMA – 3.9%
13,633	5.000	03/01/18	14,008
50,050	5.000	04/01/18	51,539
554	5.500	01/01/19	578
18,091	5.500	02/01/19	18,830
19,428	5.500	03/01/19	20,283
11,545	5.500	04/01/19	12,029

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$8,602	5.500%	05/01/19	$9,004
37,459	5.500	06/01/19	39,047
115,781	5.500	07/01/19	120,799
109,321	5.500	08/01/19	114,471
95,252	5.500	09/01/19	100,176
26,633	5.500	10/01/19	28,027
32,411	5.500	11/01/19	34,161
52,656	5.500	12/01/19	55,445
3,764	5.500	01/01/20	3,975
1,903	5.500	06/01/20	1,986
592,790	5.500	07/01/20	624,641
9,074	6.000	03/01/34	10,496
32,834	6.000	08/01/34	37,967
243,564	6.000	08/01/35	280,937
135,045	6.000	09/01/35	154,605
99,743	6.000	10/01/35	114,189
209,611	6.000	11/01/35	241,138
918,336	6.000	03/01/36	1,049,933
7,410	6.000	06/01/36	8,467
1,795,048	6.000	09/01/36	2,054,732
296,324	6.000	12/01/36	340,037
28,442	6.000	02/01/37	32,614
2,363	6.000	04/01/37	2,704
12,446	6.000	05/01/37	14,218
168,848	6.000	06/01/37	193,772
135,775	6.000	07/01/37	155,778
426,272	6.000	08/01/37	488,234
97,070	6.000	09/01/37	110,892
24,877	6.000	10/01/37	28,420
158,148	5.000	11/01/37	178,096
107,602	6.000	11/01/37	123,851
2,826	6.000	12/01/37	3,268
474,322	6.000	01/01/38	544,012
84,934	6.000	03/01/38	97,707
14,421	6.000	04/01/38	16,475
31,627	6.000	05/01/38	36,134
3,667	6.000	09/01/38	4,191
128,575	6.000	10/01/38	147,399
4,399	6.000	12/01/38	5,025
4,601	6.000	01/01/39	5,256
1,327,512	7.000	03/01/39	1,567,941
16,953	4.000	08/01/39	18,173
39,620	4.500	02/01/40	43,218
5,842	6.000	04/01/40	6,674
257,031	6.000	06/01/40	293,630
547,971	6.000	05/01/41	625,997
378,044	5.000	07/01/41	420,766
225,641	4.500	08/01/41	247,596
108,918	3.500	01/01/45	114,946
773,656	3.500	02/01/45	816,472
629,275	3.500	03/01/45	664,101
109,450	3.500	04/01/45	115,507
575,614	3.500	05/01/45	607,469

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$1,123,384	3.500%	07/01/45	$1,185,555
953,510	3.500	09/01/45	1,006,301

			15,463,892

TOTAL FEDERAL AGENCIES			$26,918,327

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $61,221,471)			$62,698,365

Asset-Backed Securities(a)(c) – 0.1%
Home Equity – 0.1%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
$52,482	7.000%	09/25/37	$52,076
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
105,524	6.708	09/25/37	105,299

TOTAL ASSET-BACKED SECURITIES
(Cost $158,302)			$157,375

U.S. Treasury Obligations – 31.6%
United States Treasury Bonds
$1,100,000	2.750%	11/15/42	$1,207,470
4,900,000	3.375 (d)	05/15/44	6,027,930
7,700,000	3.000	11/15/44	8,837,213
5,400,000	3.000	05/15/45	6,196,392
340,000	2.500	05/15/46	353,787
United States Treasury Inflation-Protected Securities
17,948,811	2.500	07/15/16	18,002,119
1,580,115	0.125 (d)	04/15/17	1,590,481
2,587,600	0.125	04/15/18	2,627,216
United States Treasury Notes
4,000,000	1.250	01/31/20	4,058,560
9,000,000	1.375	02/29/20	9,170,370
6,100,000	1.375	03/31/20	6,215,901
3,600,000	1.375	04/30/20	3,668,148
13,100,000	1.625	06/30/20	13,472,433
4,200,000	1.750	12/31/20	4,344,648
6,600,000	2.250	04/30/21	6,986,166
6,600,000	2.000	10/31/21	6,914,160
4,600,000	2.125	12/31/21	4,850,240
3,000,000	1.750	02/28/22	3,100,620
6,800,000	1.875	05/31/22	7,073,020
800,000	2.125	06/30/22	843,576
5,800,000	1.750	09/30/22	5,983,802
3,700,000	1.875	10/31/22	3,844,596

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $119,597,078)			$125,368,848

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Shares	Distribution Rate	Value
Investment Company(a)(e) – 38.9%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
154,503,042	0.299%	$154,503,042
(Cost $154,503,042)

TOTAL INVESTMENTS – 86.4%
(Cost $335,479,893)		$342,727,630

OTHER ASSETS IN EXCESS OF LIABILITIES – 13.6%		54,158,211

NET ASSETS – 100.0%		$396,885,841

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $21,120, which represents approximately 0.0% of net assets as of June 30, 2016.
(c)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.
(d)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(e)	Represents an affiliated issuer.

Investment Abbreviations:
FDIC	—Federal Deposit Insurance Corp.
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
REMIC	—Real Estate Mortgage Investment Conduit

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At June 30, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Received: $4,184,063)	3.500%	TBA-30yr	07/25/44	$(4,000,000)	$(4,219,688)

(a)	TBA (To Be Announced) Securities are sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
U.S. Long Bond	28	September 2016	$4,825,625	$223,758
U.S. Ultra Long Treasury Bonds	(151)	September 2016	(28,142,625)	(1,781,635)
2 Year U.S. Treasury Notes	(209)	September 2016	(45,839,578)	(319,648)
5 Year U.S. Treasury Notes	(637)	September 2016	(77,818,508)	(1,359,154)
10 Year U.S. Treasury Notes	(145)	September 2016	(19,282,734)	(513,795)
TOTAL				$(3,750,474)

SWAP CONTRACTS — At June 30, 2016, the Fund had the following swap contracts

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(b)
Macquarie Bank Ltd.	S&P GSCI 1 Month Forward Index	$110,827	(0.17)%	08/15/16	$648,877
Merrill Lynch International	S&P GSCI 1 Month Forward Index	129,216	(0.18)	09/01/16	654,346
Societe Generale SA	S&P GSCI 1 Month Forward Index	110,812	(0.15)	12/28/16	538,566
UBS AG	S&P GSCI 1 Month Forward Index	24,867	(0.15)	01/11/17	(170,401)
TOTAL					1,671,388

(a)	The Fund receives monthly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Consolidated Schedule of Investments

June 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 32.5%
Automobiles & Components – 2.6%
46,600	Bridgestone Corp.	$1,497,582
4,603	Continental AG	871,011
44,600	Fuji Heavy Industries Ltd.	1,533,053
100,300	Mazda Motor Corp.	1,327,299
310,700	Mitsubishi Motors Corp.	1,434,295
11,212	Renault SA	846,478
113,400	Sumitomo Rubber Industries Ltd.	1,518,188
59,000	Suzuki Motor Corp.	1,597,598
118,700	The Yokohama Rubber Co. Ltd.	1,488,736
19,430	Valeo SA	862,577
98,900	Yamaha Motor Co. Ltd.	1,508,691

		14,485,508

Banks – 2.3%
131,388	Commerzbank AG	855,645
108,840	Credit Agricole SA	915,011
466,000	Fukuoka Financial Group, Inc.	1,536,518
133,800	Japan Post Bank Co. Ltd.	1,573,306
328,800	Mitsubishi UFJ Financial Group, Inc.	1,473,962
1,026,300	Mizuho Financial Group, Inc.	1,476,906
27,100	Societe Generale SA	847,848
51,900	Sumitomo Mitsui Financial Group, Inc.	1,498,616
419,000	The Gunma Bank Ltd.	1,521,589
379,260	UniCredit SpA	834,089

		12,533,490

Capital Goods – 2.1%
35,374	Emerson Electric Co.	1,845,108
160,600	Hino Motors Ltd.	1,599,570
214,900	Minebea Co. Ltd.	1,460,011
130,000	Mitsubishi Electric Corp.	1,551,986
25,291	MSC Industrial Direct Co., Inc. Class A	1,784,533
12,012	Snap-on, Inc.	1,895,734
33,298	WESCO International, Inc.*	1,714,514

		11,851,456

Commercial & Professional Services – 0.8%
25,088	ManpowerGroup, Inc.	1,614,162
19,705	Randstad Holding NV	788,022
48,051	Robert Half International, Inc.	1,833,626

		4,235,810

Consumer Durables & Apparel – 1.7%
24,751	Harman International Industries, Inc.	1,777,617
18,839	Luxottica Group SpA	918,169
6,075	LVMH Moet Hennessy Louis Vuitton SE	915,714
182,000	Panasonic Corp.	1,565,844
6,811	Pandora A/S	927,654
19,062	PVH Corp.	1,796,212
122,000	Sekisui Chemical Co. Ltd.	1,503,138

		9,404,348

Common Stocks – (continued)
Diversified Financials – 0.5%
62,747	Deutsche Bank AG (Registered)*	$867,359
100,202	Waddell & Reed Financial, Inc. Class A	1,725,479

		2,592,838

Energy – 1.3%
74,463	HollyFrontier Corp.	1,769,985
199,900	Inpex Corp.	1,563,338
25,105	Tesoro Corp.	1,880,867
35,600	Valero Energy Corp.	1,815,600

		7,029,790

Food & Staples Retailing – 1.3%
37,823	Carrefour SA	930,281
19,300	CVS Health Corp.	1,847,782
43,856	Koninklijke Ahold NV	968,453
29,200	Matsumotokiyoshi Holdings Co. Ltd.	1,427,515
59,822	Whole Foods Market, Inc.	1,915,501

		7,089,532

Health Care Equipment & Services – 1.3%
13,938	Anthem, Inc.	1,830,617
27,543	Centene Corp.*	1,965,744
9,857	Humana, Inc.	1,773,077
23,913	Quest Diagnostics, Inc.	1,946,757

		7,516,195

Household & Personal Products – 0.4%
5,187	L’Oreal SA	993,069
21,737	Unilever NV CVA	1,010,980

		2,004,049

Insurance – 0.2%
32,773	NN Group NV	902,189

Materials – 2.4%
14,693	Akzo Nobel NV	912,741
244,000	Asahi Kasei Corp.	1,698,004
140,700	Daicel Corp.	1,457,943
11,714	HeidelbergCement AG	882,440
85,000	Hitachi Chemical Co. Ltd.	1,587,494
148,400	Hitachi Metals Ltd.	1,507,621
52,965	Ingevity Corp.*	1,802,929
365,000	Sumitomo Chemical Co. Ltd.	1,506,012
39,925	Westlake Chemical Corp.	1,713,581

		13,068,765

Media – 0.3%
29,700	CyberAgent, Inc.	1,797,776

Pharmaceuticals, Biotechnology & Life Sciences – 2.2%
107,100	Astellas Pharma, Inc.	1,679,579
9,454	Bayer AG (Registered)	949,511
7,613	Biogen, Inc.*	1,840,976
22,078	Gilead Sciences, Inc.	1,841,747
26,200	Kaken Pharmaceutical Co. Ltd.	1,717,726

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
18,367	Novo Nordisk A/S Class B	$989,116
102,600	Santen Pharmaceutical Co. Ltd.	1,612,583
17,348	United Therapeutics Corp.*	1,837,500

		12,468,738

Retailing – 3.4%
81,906	Aaron’s, Inc.	1,792,922
43,433	Bed Bath & Beyond, Inc.*	1,877,174
62,141	Best Buy Co., Inc.	1,901,515
32,655	Dillard’s, Inc. Class A	1,978,893
89,370	DSW, Inc. Class A	1,892,857
34,591	Foot Locker, Inc.	1,897,662
562,107	Office Depot, Inc.*	1,860,574
211,921	Staples, Inc.	1,826,759
227,000	Takashimaya Co. Ltd.	1,625,898
95,332	The Gap, Inc.(a)	2,022,945

		18,677,199

Semiconductors & Semiconductor Equipment – 1.7%
58,180	Intel Corp.	1,908,304
178,828	Marvell Technology Group Ltd.	1,704,231
154,286	Micron Technology, Inc.*	2,122,975
34,513	QUALCOMM, Inc.	1,848,862
28,461	Skyworks Solutions, Inc.	1,801,012

		9,385,384

Software & Services – 1.4%
10,907	Atos SE	899,271
55,904	CA, Inc.	1,835,328
410,000	Fujitsu Ltd.	1,507,700
35,105	Synopsys, Inc.*	1,898,479
190,073	Xerox Corp.	1,803,793

		7,944,571

Technology Hardware & Equipment – 4.4%
43,919	Avnet, Inc.	1,779,159
204,176	Brocade Communications Systems, Inc.	1,874,336
144,200	Brother Industries Ltd.	1,546,737
298,500	Citizen Holdings Co. Ltd.	1,452,867
66,608	EMC Corp.	1,809,739
15,489	F5 Networks, Inc.*	1,763,268
80,266	Juniper Networks, Inc.	1,805,182
201,900	Konica Minolta, Inc.	1,470,753
75,346	NetApp, Inc.	1,852,758
45,700	Omron Corp.	1,491,683
181,700	Ricoh Co. Ltd.	1,575,064
93,100	Seiko Epson Corp.	1,492,544
123,639	Telefonaktiebolaget LM Ericsson Class B	949,863
39,718	Western Digital Corp.	1,877,073
143,700	Yokogawa Electric Corp.	1,620,519

		24,361,545

Common Stocks – (continued)
Telecommunication Services – 0.5%
58,088	Orange SA	$944,540
1,129,580	Telecom Italia SpA*	927,735
53,446	Vivendi SA	999,906

		2,872,181

Transportation – 1.7%
75,177	Deutsche Lufthansa AG (Registered)	883,895
32,962	Deutsche Post AG (Registered)	928,622
142,327	International Consolidated Airlines Group SA	704,701
47,900	Japan Airlines Co. Ltd.	1,541,068
111,944	JetBlue Airways Corp.*	1,853,793
43,556	Spirit Airlines, Inc.*	1,954,358
44,076	United Continental Holdings, Inc.*	1,808,879

		9,675,316

TOTAL COMMON STOCKS
(Cost $187,686,265)		$179,896,680

Shares	Description	Rate	Value
Preferred Stock – 0.2%
Household & Personal Products – 0.2%
8,235	Henkel AG & Co. KGaA	1.470%	$1,006,404
(Cost $843,193)

Principal Amount	Interest Rate	Maturity Date	Value
Commodity Index Linked Structured Notes(b)(c)(d)(e)(f) – 0.5%
UBS AG
$500,000	0.285%	10/31/16	$725,627
1,130,000	0.301	06/23/17	1,170,609
690,000	0.296	07/10/17	743,286

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES
(Cost $2,320,000)			$2,639,522

U.S. Treasury Obligation – 4.3%
United States Treasury Inflation-Protected Securities
$22,460,804	0.625%	01/15/26	$23,664,478
(Cost $22,842,339)

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Consolidated Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Shares	Distribution Rate	Value
Investment Company(f)(g) – 49.9%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
276,024,420	0.299%	$276,024,420
(Cost $276,024,420)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $489,716,217)		$483,231,504

Securities Lending Reinvestment Vehicle(f)(g) – 0.3%
Goldman Sachs Financial Square Money Market Fund – FST Institutional Shares
1,887,700	0.397%	$1,887,700
(Cost $1,887,700)

TOTAL INVESTMENTS – 87.7%
(Cost $491,603,917)		$485,119,204

OTHER ASSETS IN EXCESS OF LIABILITIES – 12.3%		67,814,932

NET ASSETS – 100.0%		$552,934,136

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,639,522, which represents approximately 0.5% of net assets as of June 30, 2016.
(c)	Interest rate is LIBOR as of June 30, 2016 minus a spread.
(d)	Security is linked to the Bloomberg Petroleum Sub Index Total Return (the “BCOMPETR”). The BCOMPETR is a commodity group sub index of the Bloomberg Commodity Index Total Return. The BCOMPETR is composed of futures contracts on crude oil, heating oil, and unleaded gasoline.
(e)	These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.
(f)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.
(g)	Represents an affiliated issuer.

Investment Abbreviations:
CVA	—Dutch Certification
LIBOR	—London Interbank Offered Rate

Currency Abbreviations:
CHF	—Swiss Franc
DKK	—Denmark krone
EUR	—Euro Dollar
JPY	—Japanese Yen
NOK	—Norwegian Krone
SEK	—Swedish Krona
USD	—United States Dollar

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	CHF	24,771	USD	25,289	07/05/16	$25,367	$78
	CHF	30,000	USD	30,762	09/21/16	30,863	101
	DKK	530,000	USD	79,180	09/21/16	79,317	137
	EUR	1,580,000	USD	1,755,002	09/21/16	1,758,535	3,533
	JPY	834,000,000	USD	7,989,308	09/21/16	8,098,411	109,103
	NOK	200,000	USD	23,579	09/21/16	23,895	316
	SEK	600,000	USD	70,834	09/21/16	71,164	330
	USD	7,354,669	DKK	48,701,093	09/21/16	7,288,394	66,275
	USD	387,931	EUR	349,000	07/05/16	387,303	628
	USD	56,864,262	EUR	50,620,000	09/21/16	56,339,907	524,355
	USD	637,012	JPY	65,443,411	07/05/16	633,743	3,269
	USD	2,861,332	NOK	23,900,000	09/21/16	2,855,427	5,905
	USD	6,800,485	SEK	56,250,000	09/21/16	6,671,657	128,828
TOTAL							$842,858

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	CHF	70,000	USD	73,239	09/21/16	$72,015	$(1,224)
	DKK	51,944	USD	7,762	07/05/16	7,751	(11)
	DKK	17,330,000	USD	2,656,631	09/21/16	2,593,533	(63,098)
	EUR	25,060,000	USD	28,540,333	09/21/16	27,891,704	(648,629)
	JPY	254,000,000	USD	2,484,726	09/21/16	2,466,423	(18,303)
	NOK	300,000	USD	36,862	09/21/16	35,842	(1,020)
	SEK	24,900,000	USD	3,029,809	09/21/16	2,953,320	(76,489)
	USD	2,838,976	CHF	2,790,000	09/21/16	2,870,298	(31,322)
	USD	72,012,534	JPY	7,802,000,000	09/21/16	75,759,956	(3,747,422)
	USD	3,327	NOK	27,917	07/05/16	3,336	(9)
	USD	37,869	SEK	320,538	07/05/16	37,885	(16)
	USD	53,333	SEK	450,000	09/21/16	53,373	(40)
TOTAL							$(4,587,583)

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Consolidated Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Amsterdam Index	26	July 2016	$2,511,986	$38,892
Brent Crude Futures	(2)	July 2016	(99,420)	2,658
CAC 40 Index	25	July 2016	1,174,670	16,118
CBOE Volatility Index	(73)	July 2016	(1,239,175)	7,497
Cocoa Futures	(12)	September 2016	(355,560)	10,788
Coffee ‘C’ Futures	4	September 2016	218,475	18,671
Corn Futures	1	September 2016	18,275	(2,739)
Cotton No. 2 Futures	3	December 2016	96,255	(1,533)
DAX Index	10	September 2016	2,682,404	3,637
Euro-BTP	199	September 2016	31,494,028	362,785
Euro-Bund	58	September 2016	10,756,762	165,215
Euro-Oat	118	September 2016	21,055,531	343,382
FTSE 100 Index	273	September 2016	23,341,371	1,226,352
FTSE/MIB Index	17	September 2016	1,527,277	32,212
Gasoline RBOB Futures	(9)	July 2016	(567,491)	41,140
Gold 100 oz. Futures	(1)	August 2016	(132,060)	(4,611)
Hang Seng Index	(29)	July 2016	(3,915,024)	(71,109)
IBEX 35 Index	(4)	July 2016	(360,771)	4,682
Lean Hogs Futures	1	August 2016	33,310	(1,331)
Live Cattle Futures	1	August 2016	45,930	(351)
LME Lead Futures	2	July 2016	89,288	2,136
LME Lead Futures	(2)	July 2016	(89,288)	(2,139)
LME Lead Futures	2	August 2016	89,388	2,136
LME Zinc Futures	3	July 2016	157,650	5,548
LME Zinc Futures	(3)	July 2016	(157,650)	(16,764)
LME Zinc Futures	(3)	August 2016	(157,838)	(5,627)
Long Gilt	43	September 2016	7,355,249	191,136
Low Sulphur Gas Oil Futures	(5)	August 2016	(223,125)	1,994
mini MSCI Emerging Markets Index Futures	484	September 2016	20,199,740	99,362
Natural Gas Futures	(20)	July 2016	(584,800)	(89,826)
OMX Stockholm 30 Index	69	July 2016	1,075,283	7,412
Russell 2000 Mini Index	(3)	September 2016	(344,220)	(6,816)
S&P 500 E-Mini Index	270	September 2016	28,217,700	299,830
S&P/TSX 60 Index	80	September 2016	10,104,416	53,213
Silver Futures	1	September 2016	93,115	11,039
Soybean Futures	15	November 2016	864,938	45,664
SPI 200 Index	68	September 2016	6,562,443	(110,007)
Sugar #11 (World) Futures	41	September 2016	933,554	52,577
TSE TOPIX Index	(470)	September 2016	(56,687,648)	3,853,415
Wheat Futures	(2)	September 2016	(42,250)	6,747
Wheat Futures	(16)	September 2016	(356,400)	48,983
WTI Crude Oil Futures	(5)	July 2016	(241,650)	3,794
10 Year Australian Government Bonds	33	September 2016	3,352,061	16,439
10 Year Canadian Government Bonds	34	September 2016	3,895,940	29,031
10 Year Japanese Government Bonds	41	September 2016	60,714,860	283,656
TOTAL				$6,975,288

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At June 30, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on June 30, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Markit CDX North America High Yield Index	$59,490	5.000%	06/20/21	4.263%	$1,447,982	$448,339
Markit CDX North America Investment Grade Index	39,690	1.000	06/20/21	0.783	421,268	(14,430)
TOTAL					$1,869,250	$433,909

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

		Rates Exchanged		Market Value
Notional Amount (000’s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$64,600	09/21/26	1.750%	3 Month LIBOR	$885,691	$1,069,022

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2016.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Consolidated Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(a)
Barclays Bank PLC	S&P GSCI Total Return Index(b)	$3,912	0.013%	02/16/17	$(92,530)
Deutsche Bank AG	FTSE NAREIT Mortgage Index(c)	25,124	0.642	06/23/17	762,680
JPMorgan Chase Bank, N.A.	S&P GSCI Total Return Index(b)	7,388	0.000	02/02/17	4,099
TOTAL					$674,249

(a)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.
(b)	The Fund receives monthly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.
(c)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC COMMODITY STRATEGY FUND

Consolidated Schedule of Investments

June 30, 2016 (Unaudited)

Shares	Distribution Rate	Value
Investment Company(a)(b) – 91.1%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
23,094,416	0.299%	$23,094,416

TOTAL INVESTMENTS – 91.1%
(Cost $23,094,416)		$23,094,416

OTHER ASSETS IN EXCESS OF LIABILITIES – 8.9%		2,268,581

NET ASSETS – 100.0%		$25,362,997

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an affiliated issuer.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At June 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(b)
Merrill Lynch International	Bloomberg Aluminum Subindex	$108	(0.180)%	10/28/16	$6,204
	Bloomberg Brent Crude Subindex	162	(0.150)	10/28/16	(1,867)
	Bloomberg Coffee Subindex	493	(0.180)	10/28/16	75,552
	Bloomberg Corn Subindex	1,781	(0.180)	10/28/16	(253,751)
	Bloomberg Cotton Subindex	353	(0.180)	10/28/16	47
	Bloomberg Gold Subindex	2,770	(0.180)	10/28/16	208,567
	Bloomberg Heating Oil Subindex	226	(0.150)	06/30/16	(7,882)
	Bloomberg Heating Oil Subindex	637	(0.130)	10/28/16	(2,572)
	Bloomberg Kansas Wheat Subindex	230	(0.180)	10/28/16	(9,651)
	Bloomberg Lean Hogs Subindex	545	(0.200)	10/28/16	7,992
	Bloomberg Live Cattle Subindex	658	(0.200)	10/28/16	(18,007)
	Bloomberg Natural Gas Subindex	500	(0.150)	10/28/16	56,671
	Bloomberg Nickel Subindex	510	(0.180)	10/28/16	54,486
	Bloomberg Silver Subindex	1,102	(0.180)	10/28/16	149,807
	Bloomberg Soybean Meal Subindex	355	(0.180)	06/30/16	9,918
	Bloomberg Soybean Oil Subindex	630	(0.180)	06/30/16	12,621
	Bloomberg Sugar Subindex	891	(0.180)	10/28/16	146,514
	Bloomberg Unleaded Gasoline Subindex	932	(0.150)	10/28/16	(52,980)
	Bloomberg Wheat Subindex	700	(0.180)	10/28/16	(29,364)
	Bloomberg Zinc Subindex	1,160	(0.180)	10/28/16	109,679

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS DYNAMIC COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS(a) (continued)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(b)
UBS AG	Bloomberg Brent Crude Subindex	$675	(0.150)%	09/19/16	$(7,834)
	Bloomberg Brent Crude Subindex	1,479	(0.130)	09/19/16	(32,292)
	Bloomberg Copper Subindex	1,247	(0.160)	09/19/16	52,885
	Bloomberg Heating Oil Subindex	210	(0.150)	09/19/16	(1,031)
	Bloomberg Natural Gas Subindex	975	(0.180)	09/19/16	233,699
	Bloomberg Unleaded Gasoline Subindex	110	(0.150)	09/19/16	(8,520)
	Bloomberg WTI Crude Oil Subindex	750	(0.130)	06/30/16	6,477
	Bloomberg WTI Crude Oil Subindex	1,093	(0.130)	09/19/16	(35,758)
TOTAL					$669,610

(a)	The Fund receives monthly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Commodity Index Linked Structured Notes(a)(b)(c)(d) – 5.0%
JPMorgan Chase Bank, N.A.(e)
$1,003,000	0.379%	04/03/17	$1,355,625
502,000	0.326	05/15/17	643,258
708,000	0.297	07/17/17	782,503
UBS AG(f)
129,000	0.284	11/15/16	154,343
710,000	0.288	04/28/17	1,143,948
17,000	0.284	05/15/17	16,326
780,000	0.319	05/02/17	953,053
510,000	0.298	06/19/17	569,989
390,000	0.302	06/26/17	341,918
60,000	0.295	07/03/17	46,861
20,000	0.297	07/03/17	28,377
250,000	0.298	07/17/17	187,286
280,000	0.303	07/20/17	226,161
2,830,000	0.000	07/28/17	2,784,093

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES
(Cost $8,189,000)			$9,233,741

Shares	Distribution Rate	Value
Investment Company(d)(g) – 81.7%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
$149,064,637	0.299%	$149,064,637
(Cost $149,064,637)

TOTAL INVESTMENTS – 86.7%
(Cost $157,253,637)		$158,298,378

OTHER ASSETS IN EXCESS OF LIABILITIES – 13.3%		24,205,833

NET ASSETS – 100.0%		$182,504,211

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $9,233,741, which represents approximately 5.0% of net assets as of June 30, 2016.
(b)	Interest rate is LIBOR as of June 30, 2016 minus a spread.
(c)	These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.
(e)	Security is linked to the Bloomberg Precious Metals Sub Index Total Return (the “BCOMPRTR”). The BCOMPRTR is commodity group sub-index of the Bloomberg Commodity Index Total Return. The BCOMPRTR is composed of futures contracts on gold and silver.

(f)	Security is linked to the Bloomberg Grains Sub Index Total Return (the “BCOMGRTR”), the Bloomberg Livestock Sub Index Total Return (the “BCOMLITR”), and Bloomberg Softs Sub Index Total Return (the “BCOMSOTR”). The BCOMGRTR, BCOMLITR and BCOMSOTR are commodity group sub-indices of the Bloomberg Commodity Index Total Return. The BCOMGRTR is composed of futures contracts on corn, soybeans and wheat. The BCOMLITR is composed of futures contracts on live cattle and lean hogs. The BCOMSOTR is composed of futures contracts on coffee, cotton and sugar.
(g)	Represents an affiliated issuer.

Investment Abbreviations:
BA	—Banker Acceptance Rate
BUBOR	—Budapest Interbank Offered Rate
EURIBOR	—Euro Interbank Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
LIBOR	—London Interbank Offered Rate
PRIBOR	—Prague Interbank Offered Rate
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
TRY	—Turkish Lira
USD	—United States Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	AUD	2,900,000	USD	2,126,995	09/21/16	$2,156,573	$29,578
	BRL	12,700,000	USD	3,547,115	07/05/16	3,953,555	406,440
	BRL	11,420,000	USD	3,380,619	08/02/16	3,523,263	142,644
	CAD	33,500	USD	25,795	07/05/16	25,930	135
	CAD	8,099,000	USD	6,193,861	09/21/16	6,269,804	75,943
	CHF	483,000	USD	491,344	09/21/16	496,901	5,557
	CLP	3,030,000,000	USD	4,377,763	09/21/16	4,545,311	167,548
	COP	7,194,000,000	USD	2,288,959	09/21/16	2,421,932	132,973
	CZK	760,000	USD	31,140	09/21/16	31,239	99
	EUR	11,000	USD	12,203	09/21/16	12,243	40
	IDR	90,000,000,000	USD	6,564,498	09/21/16	6,752,251	187,753
	INR	18,000,000	USD	261,578	09/21/16	263,059	1,481
	JPY	1,089,738,000	USD	10,011,850	09/21/16	10,581,709	569,859
	KRW	7,320,000,000	USD	6,217,016	09/21/16	6,344,419	127,403
	MXN	22,750,000	USD	1,197,148	09/21/16	1,234,459	37,311
	MYR	14,880,000	USD	3,631,926	09/21/16	3,722,421	90,495
	NZD	8,760,000	USD	6,112,373	09/21/16	6,229,428	117,055
	RUB	202,500,000	USD	2,964,361	09/21/16	3,100,515	136,154
	SEK	3,187,000	USD	374,996	07/05/16	376,683	1,687
	SEK	3,540,000	USD	415,814	09/21/16	419,869	4,055
	TRY	15,770,000	USD	5,265,827	09/21/16	5,381,833	116,006
	USD	59,594	AUD	80,000	09/21/16	59,491	103
	USD	222,286	BRL	720,000	08/02/16	222,132	154
	USD	74,152	COP	220,000,000	09/21/16	74,065	87
	USD	3,125,978	CZK	74,642,000	09/21/16	3,068,091	57,887
	USD	4,903,553	EUR	4,332,000	09/21/16	4,821,502	82,051
	USD	6,954,335	GBP	4,831,250	09/21/16	6,436,569	517,766
	USD	2,424,158	HUF	679,396,000	09/21/16	2,387,460	36,698
	USD	27,060	IDR	360,000,000	09/21/16	27,009	51
	USD	292,383	INR	20,000,000	09/21/16	292,289	94
	USD	860,600	JPY	88,000,000	09/21/16	854,508	6,092
	USD	244,504	MXN	4,500,000	09/21/16	244,179	325
	USD	611,986	NOK	5,100,000	09/21/16	609,317	2,669
	USD	4,316,847	PLN	16,909,000	09/21/16	4,278,104	38,743
	USD	6,831,579	SEK	56,356,600	09/21/16	6,684,302	147,277
	ZAR	57,530,000	USD	3,693,129	09/21/16	3,843,304	150,175
TOTAL							$3,390,388

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	AUD	7,620,000	USD	5,710,093	09/21/16	$5,666,582	$(43,511)
	CAD	1,153,000	USD	900,991	09/21/16	892,590	(8,401)
	CHF	29,000	USD	30,060	09/21/16	29,835	(225)
	CZK	121,720,000	USD	5,096,340	09/21/16	5,003,188	(93,152)
	EUR	8,573,000	USD	9,666,155	09/21/16	9,541,723	(124,432)
	GBP	1,171,000	USD	1,659,356	09/21/16	1,560,098	(99,258)
	HUF	1,661,363,000	USD	6,031,428	09/21/16	5,838,184	(193,244)
	IDR	360,000,000	USD	27,056	09/21/16	27,009	(47)
	INR	624,000,000	USD	9,133,641	09/21/16	9,119,386	(14,255)
	JPY	98,000,000	USD	956,098	09/21/16	951,612	(4,486)
	KRW	1,300,000,000	USD	1,129,355	09/21/16	1,126,741	(2,614)
	NOK	33,000,000	USD	3,966,541	09/21/16	3,942,639	(23,902)
	NZD	640,000	USD	457,556	09/21/16	455,118	(2,438)
	PLN	16,230,000	USD	4,172,663	09/21/16	4,106,311	(66,352)
	SEK	56,709,000	USD	6,953,527	09/21/16	6,726,098	(227,429)
	USD	3,091,297	AUD	4,280,000	09/21/16	3,182,805	(91,508)
	USD	3,767,484	BRL	12,700,000	07/05/16	3,953,553	(186,069)
	USD	423,774	CAD	554,000	09/21/16	428,877	(5,103)
	USD	937,938	CHF	914,000	09/21/16	940,306	(2,368)
	USD	460,240	CLP	310,000,000	09/21/16	465,031	(4,791)
	USD	668,291	COP	2,068,000,000	09/21/16	696,213	(27,922)
	USD	31,064	CZK	760,000	07/07/16	31,168	(104)
	USD	2,488,664	CZK	60,866,000	09/21/16	2,501,842	(13,178)
	USD	6,795,908	EUR	6,119,000	09/21/16	6,810,429	(14,521)
	USD	127,404	GBP	96,000	09/21/16	127,899	(495)
	USD	5,536,224	HUF	1,584,000,000	09/21/16	5,566,324	(30,100)
	USD	354,751	IDR	4,860,000,000	09/21/16	364,621	(9,870)
	USD	102,197	INR	7,000,000	09/21/16	102,301	(104)
	USD	2,360,976	JPY	252,517,000	09/21/16	2,452,022	(91,046)
	USD	4,280,030	KRW	5,060,000,000	09/21/16	4,385,624	(105,594)
	USD	5,397,191	MXN	101,403,000	09/21/16	5,502,328	(105,137)
	USD	2,887,138	MYR	11,760,000	09/21/16	2,941,912	(54,774)
	USD	3,383,844	NOK	28,600,000	09/21/16	3,416,953	(33,109)
	USD	108,443	NZD	160,000	09/21/16	113,780	(5,337)
	USD	4,809,409	PLN	19,260,000	09/21/16	4,872,925	(63,516)
	USD	53,135	RUB	3,500,000	09/21/16	53,589	(454)
	USD	8,627,873	SEK	73,237,000	09/21/16	8,686,439	(58,566)
	USD	162,522	TRY	480,000	09/21/16	163,809	(1,287)
	USD	3,609,167	ZAR	57,458,000	09/21/16	3,838,494	(229,327)
	ZAR	420,000	USD	28,124	09/21/16	28,058	(66)
TOTAL							$(2,038,092)

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Amsterdam Index	5	July 2016	$483,074	$10,095
BIST 30 Index	(1,449)	August 2016	(4,825,802)	(56,421)
CAC 40 Index	(35)	July 2016	(1,644,539)	19,680
DAX Index	(6)	September 2016	(1,609,443)	22,850
DJIA Mini E-CBOT	33	September 2016	2,940,135	12,717
FTSE 100 Index	16	September 2016	1,367,992	68,866
FTSE/JSE Top 40 Index	52	September 2016	1,639,864	(44,446)
FTSE/MIB Index	(14)	September 2016	(1,257,757)	10,806
Hang Seng Index	(4)	July 2016	(540,003)	(4,880)
H-Shares Index	(46)	July 2016	(2,586,651)	(33,100)
IBEX 35 Index	(15)	July 2016	(1,352,891)	3,620
KOSPI 200 Index	(34)	September 2016	(3,604,853)	(41,011)
MSCI Taiwan Index	115	July 2016	3,651,250	28,628
NASDAQ 100 E-mini Index	8	September 2016	705,120	(6,322)
Nikkei 225 Index	(9)	September 2016	(1,356,994)	68,147
OMX Stockholm 30 Index	(117)	July 2016	(1,823,307)	(44,882)
Russell 2000 Mini Index	19	September 2016	2,180,060	(13,340)
S&P 500 E-Mini Index	26	September 2016	2,717,260	7,816
S&P/TSX 60 Index	22	September 2016	2,778,714	17,130
SET50 Index	1,073	September 2016	5,512,789	114,590
SGX S&P CNX Nifty Index	182	July 2016	3,034,122	68,356
SPI 200 Index	15	September 2016	1,447,598	(28,712)
TSE TOPIX Index	(11)	September 2016	(1,326,732)	95,574
TOTAL				$275,761

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At June 30, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000’s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	474,580	09/21/17	0.000%	6 Month EURIBOR	$62,902	$994,205
GBP	273,690	09/21/17	0.750	6 Month LIBOR	112,352	821,346
SEK	3,959,870	09/21/17	0.000	3 Month STIBOR	232,673	2,151,804
	$380,240	09/21/17	0.900	3 Month LIBOR	141,621	637,107
EUR	115,130	09/21/18	6 Month EURIBOR	0.000%	5,338	(538,921)
GBP	73,600	09/21/18	6 Month LIBOR	1.000	41,015	(1,099,622)
JPY	15,444,510	09/21/18	6 Month LIBOR	0.000	323	(490,177)
	$139,350	09/21/18	3 Month LIBOR	1.000	(624,567)	(20,407)
CZK	368,080	09/21/21	0.500	6 Month PRIBOR	129,299	34,159
HUF	5,136,700	09/21/21	1.500	6 Month BUBOR	(498,258)	668,440
MXN	12,290	09/21/21	5.750	1 Month TIIE	(7,879)	11,490
PLN	14,390	09/21/21	6 Month WIBOR	2.000	39	(30,541)
ZAR	170,000	09/21/21	8.750	3 Month JIBAR	238,387	126,890
CAD	13,980	09/21/26	1.500	3 Month BA	(10,818)	195,021
CHF	10,940	09/21/26	0.000	6 Month LIBOR	(29,698)	488,698
EUR	28,610	09/21/26	0.500	6 Month EURIBOR	(187,312)	331,183
GBP	54,560	09/21/26	1.500	6 Month LIBOR	(234,370)	3,747,997
JPY	1,538,060	09/21/26	0.250	6 Month LIBOR	220,503	194,207
SEK	97,140	09/21/26	1.000	3 Month STIBOR	(499,554)	730,296
	$89,400	09/21/26	1.750	3 Month LIBOR	1,116,123	1,590,933
EUR	1,910	09/21/46	1.000	6 Month EURIBOR	37,991	10,665
GBP	12,100	09/21/46	6 Month LIBOR	1.750	(41,225)	(2,243,882)
JPY	830,080	09/21/46	0.500	6 Month LIBOR	(527,110)	1,236,342
	$20,500	09/21/46	3 Month LIBOR	2.000	(61,904)	(511,521)

	TOTAL				$(384,129)	$9,035,712

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2016.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Assets and Liabilities

June 30, 2016 (Unaudited)

Absolute Return Tracker Fund(a)
Assets:
Investments in unaffiliated issuers, at value (cost $157,953,258, $180,976,851, $213,691,797, $0 and $8,189,000)(b)	$169,243,167
Investments in affiliated issuers, at value (cost $702,903,210, $154,503,042, $276,024,420, $23,094,416 and $149,064,637)	702,903,210
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	5,009,650
Cash	55,518,824
Foreign currencies, at value (cost $141,154, $0, $14,634,972, $0, and $2,637,167 )	137,632
Receivables:
Collateral on certain derivative contracts(c)	50,304,754
Fund shares sold	5,324,547
Due from broker	990,000
Dividends and interest	232,489
Reimbursement from investment adviser	44,279
Securities lending income	39,395
Investments sold	—
Investments sold on an extended-settlement basis	—
Foreign tax reclaims	—
Unrealized gain on forward foreign currency exchange contracts	792,096
Variation margin on certain derivative contracts	2,639,719
Unrealized gain on swap contracts	1,602,498
Total assets	994,782,260

Liabilities:
Written options, at value (premiums received $4,072,623, $0, $0, $0 and $0)	1,550,871
Unrealized loss on swap contracts	1,180,171
Unrealized loss on forward foreign currency exchange contracts	493,019
Variation margin on certain derivative contracts	—
Payables:
Payable upon return of securities loaned	5,009,650
Fund shares redeemed	1,328,493
Management fees	471,554
Distribution and Service fees and Transfer Agency fees	61,662
Collateral on certain derivative contracts(c)	50,000
Investments purchased	—
Investments purchased on an extended-settlement basis	—
Forward sale contracts, at value (proceeds received $0, $4,184,063, $0, $0 and $0)	—
Accrued expenses	278,878
Total liabilities	10,424,298

Net Assets:
Paid-in capital	991,941,484
Undistributed (distributions in excess of) net investment income (loss)	135,949
Accumulated net realized gain (loss)	(29,569,733)
Net unrealized gain (loss)	21,850,262
NET ASSETS	$984,357,962
Net Assets:
Class A	$39,623,933
Class C	14,914,448
Institutional	915,400,614
Class IR	12,280,518
Class R	2,128,624
Class R6	9,825
Total Net Assets	$984,357,962
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	4,524,182
Class C	1,814,594
Institutional	102,018,906
Class IR	1,378,705
Class R	248,203
Class R6	1,095
Net asset value, offering and redemption price per share:(d)
Class A	$8.76
Class C	8.22
Institutional	8.97
Class IR	8.91
Class R	8.58
Class R6	8.97

(a)	Statements of Assets and Liabilities for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds are consolidated and include the balances of Cayman Commodity-ART, Ltd., Cayman Commodity-CSF, Ltd., Cayman Commodity-DAF, Ltd. and Cayman Commodity-DCS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes loaned securities having a market value of 4,964,152 and 1,863,116 for the Absolute Return Tracker and Dynamic Allocation Funds, respectively.
(c)	Segregated for initial margin and/or collateral on transactions as follows:

Fund	Forwards	Futures	Options	Swaps
Absolute Return Tracker	$—	$12,598,784	$26,719,048	$10,936,922
Commodity Strategy	—	—	—	31,845,953
Dynamic Allocation	4,160,000	9,440,113		18,739,074
Dynamic Commodity Strategy	—	—	—	1,620,000
Managed Futures Strategy	1,740,000	3,220,868	—	9,353,448

(d)	Maximum public offering price per share for Class A Shares of the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy and Managed Futures Strategy Funds is $9.27, $12.07, $10.10, $6.73 and $10.87 respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Commodity Strategy Fund(a)	Dynamic Allocation Fund(a)	Dynamic Commodity Strategy Fund(a)	Managed Futures Strategy Fund

$188,224,588	$207,207,084	$—	$9,233,741
154,503,042	276,024,420	23,094,416	149,064,637
—	1,887,700	—	—
21,138,225	27,924,901	334,769	9,901,266
—	14,704,566	—	2,656,635

31,845,953	32,339,187	1,620,000	14,314,316
472,449	143,921	—	246,869
—	1,270,000	—	—
727,478	384,756	3,085	33,367
37,689	48,595	30,636	—
—	4,229	—	—
—	844,591	—	657
4,210,914	—	—	1,334,091
—	150,580	—	—
—	842,858	—	3,390,388
52,096	1,270,479	—	76,217
1,841,789	766,779	1,131,119	—
403,054,223	565,814,646	26,214,025	190,252,184

—	—	—	—
170,401	92,530	461,509	—
—	4,587,583	—	2,038,092
—	1,453,322	—	—

—	1,887,700	—	—
1,295,267	4,192,128	—	2,554,906
170,523	331,434	14,904	131,703
38,949	53,280	891	27,673
—	—	—	—
—	—	182,477	36
—	—	—	2,863,914
4,219,688	—	—	—
273,554	282,533	191,247	131,649
6,168,382	12,880,510	851,028	7,747,973

504,160,441	581,043,293	24,081,849	179,190,547
(11,844,805)	4,709,379	(479,032)	(2,174,032)
(100,562,821)	(31,795,763)	1,090,570	(6,302,693)
5,133,026	(1,022,773)	669,610	11,790,389
$396,885,841	$552,934,136	$25,362,997	$182,504,211

$61,099,294	$33,122,096	$112,843	$44,567,377
4,813,562	24,002,328	20,642	4,876,382
318,191,389	489,134,145	25,197,391	112,835,231
8,546,774	6,654,744	16,148	19,896,985
2,630,299	11,261	15,973	328,236
1,604,523	9,562	—	—
$396,885,841	$552,934,136	$25,362,997	$182,504,211

5,297,330	3,471,979	17,558	4,338,143
436,835	2,628,027	3,266	488,904
27,319,042	50,675,195	3,893,059	10,805,885
733,544	691,529	2,500	1,918,377
231,374	1,193	2,500	32,270
137,709	991	—	—

$11.53	$9.54	$6.43	$10.27
11.02	9.13	6.32	9.97
11.65	9.65	6.47	10.44
11.65	9.62	6.46	10.37
11.37	9.44	6.39	10.17
11.65	9.65	—	—

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

Absolute Return Tracker Fund(a)
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $151, $0, $0, $0 and $0)	$1,332,868
Dividends — affiliated issuers (net of foreign taxes withheld of $2,316, $5,014, $1,938, $213 and $0)	978,041
Securities lending income — affiliated issuer	41,528
Interest	—
Total investment income	2,352,437

Expenses:
Management fees	5,826,901
Transfer Agency fees(b)	252,773
Distribution and Service fees(b)	136,310
Professional fees	108,370
Printing and mailing costs	99,374
Registration fees	57,108
Custody, accounting and administrative services	43,294
Trustee fees	14,968
Other	15,455
Total expenses	6,554,553
Less — expense reductions	(3,169,614)
Net expenses	3,384,939
NET INVESTMENT INCOME (LOSS)	(1,032,502)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(9,664,638)
Futures contracts	(4,904,005)
Swap contracts	8,494,166
Forward foreign currency exchange contracts	(1,594,940)
Foreign currency transactions	490,734
Written options	2,954,079
Net change in unrealized gain (loss) on:
Investments	10,063,575
Futures contracts	3,073,448
Swap contracts	54,250
Forward foreign currency exchange contracts	121,822
Foreign currency translation	(206,757)
Written options	1,061,718
Net realized and unrealized gain (loss)	9,943,452
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,910,950

(a)	Statements of Operations for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds are consolidated and include the balances of Cayman Commodity-ART, Ltd., Cayman Commodity-CSF Ltd., Cayman Commodity-DAF, Ltd. and Cayman Commodity-DCS Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R	Class R6
Absolute Return Tracker	$52,198	$79,062	$5,050	$39,671	$15,022	$189,881	$6,278	$1,919	$2
Commodity Strategy	72,359	22,565	5,561	37,627	2,933	96,723	4,457	1,446	139
Dynamic Allocation	46,403	127,770	28	35,267	24,276	99,461	7,332	11	2
Dynamic Commodity Strategy	159	47	38	83	5	4,763	10	10	—
Managed Futures Strategy	52,331	22,508	658	39,772	4,276	21,111	15,898	250	—

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Commodity Strategy Fund(a)	Dynamic Allocation Fund(a)	Dynamic Commodity Strategy Fund(a)	Managed Futures Strategy Fund

$—	$3,202,069	$—	$—
165,734	332,341	10,998	172,312
—	29,129	—	—
2,940,462	197,340	29,373	—
3,106,196	3,760,879	40,371	172,312

1,391,040	2,554,745	95,928	844,582
143,325	166,349	4,871	81,307
100,485	174,201	244	75,497
98,750	105,394	83,957	65,382
129,007	60,340	17,472	20,490
80,742	53,089	30,310	43,771
68,996	63,008	41,674	24,619
13,075	13,590	11,699	12,103
10,964	10,812	2,604	46,483
2,036,384	3,201,528	288,759	1,214,234
(310,199)	(815,066)	(193,142)	(108,134)
1,726,185	2,386,462	95,617	1,106,100
1,380,011	1,374,417	(55,246)	(933,788)

6,536,253	(377,584)	81	(1,514,581)
(8,396,349)	3,606,386	(3,222)	(3,854,829)
5,127,913	10,586,027	1,093,711	4,448,821
—	(12,870,881)	—	(5,313,239)
—	1,881,184	—	(12,300)
—	—	—	—

4,002,023	(7,189,986)	1,962	(977,399)
(3,798,046)	6,414,123	—	357,113
50,945,982	3,104,967	614,450	5,542,392
—	83,857	—	1,173,174
—	(363,723)	—	(17,717)
—	—	—	—
54,417,776	4,874,370	1,706,982	(168,565)
$55,797,787	$6,248,787	$1,651,736	$(1,102,353)

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Changes in Net Assets

	Absolute Return Tracker Fund(a)
	For the Six Months Ended June 30, 2016 (Unaudited)	For the Fiscal Year Ended December 31, 2015
From operations:
Net investment income (loss)	$(1,032,502)	$(5,958,065)
Net realized gain (loss)	(4,224,604)	(11,107,119)
Net change in unrealized gain (loss)	14,168,056	1,562,213
Net increase (decrease) in net assets resulting from operations	8,910,950	(15,502,971)

Distributions to shareholders:
From net investment income
Class A Shares	—	(115,078)
Class C Shares	—	—
Institutional Shares	—	(7,926,420)
Class IR Shares	—	(37,462)
Class R Shares	—	(3,919)
Class R6 Shares	—	(71)
From net realized gains
Class A Shares	—	(494,138)
Class C Shares	—	(214,987)
Institutional Shares	—	(12,340,757)
Class IR Shares	—	(71,185)
Class R Shares	—	(27,242)
Class R6 Shares	—	(104)
Total distributions to shareholders	—	(21,231,363)

From share transactions:
Proceeds from sales of shares	113,680,213	712,929,377
Reinvestment of distributions	—	11,712,590
Cost of shares redeemed	(321,906,081)	(1,482,138,840)
Net increase (decrease) in net assets resulting from share transactions	(208,225,868)	(757,496,873)
TOTAL INCREASE (DECREASE)	(199,314,918)	(794,231,207)

Net assets:
Beginning of period	1,183,672,880	1,977,904,087
End of period	$984,357,962	$1,183,672,880
Undistributed (distributions in excess of) net investment income (loss)	$135,949	$1,168,451

(a)	Statements of Changes in Net Assets for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds are consolidated and include the balances of Cayman Commodity-ART Fund, Ltd., Cayman Commodity-CSF, Ltd., Cayman Commodity-DAF, Ltd., and Cayman Commodity-DCS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Commodity Strategy Fund(a)		Dynamic Allocation Fund(a)
For the Six Months Ended June 30, 2016 (Unaudited)	For the Fiscal Year Ended December 31, 2015	For the Six Months Ended June 30, 2016 (Unaudited)	For the Fiscal Year Ended December 31, 2015

$1,380,011	$704,441	$1,374,417	$(658,521)
3,267,817	(368,533,265)	2,825,132	(31,485,484)
51,149,959	56,187,324	2,049,238	(13,184,799)
55,797,787	(311,641,500)	6,248,787	(45,328,804)

(159,303)	(112,173)	—	(55,579)
—	—	—	—
(1,262,670)	(2,960,017)	—	(3,645,142)
(31,767)	(33,309)	—	(46,536)
(4,752)	(675)	—	—
(6,610)	(4,381)	—	(70)

—	—	—	(1,318,906)
—	—	—	(857,180)
—	—	—	(14,259,852)
—	—	—	(292,606)
—	—	—	(321)
—	—	—	(264)
(1,465,102)	(3,110,555)	—	(20,476,456)

120,745,802	635,770,625	47,159,563	86,161,534
940,304	2,250,361	—	20,186,598
(397,308,397)	(572,533,764)	(92,297,458)	(240,278,577)
(275,622,291)	65,487,222	(45,137,895)	(133,930,445)
(221,289,606)	(249,264,833)	(38,889,108)	(199,735,705)

618,175,447	867,440,280	591,823,244	791,558,949
$396,885,841	$618,175,447	$552,934,136	$591,823,244
$(11,844,805)	$(11,759,714)	$4,709,379	$3,334,962

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Changes in Net Assets (continued)

	Dynamic Commodity Strategy Fund(a)
	For the Six Months Ended June 30, 2016 (Unaudited)	For the Fiscal Year Ended December 31, 2015
From operations:
Net investment income (loss)	$(55,246)	$(197,997)
Net realized gain (loss)	1,090,570	(9,194,380)
Net change in unrealized gain (loss)	616,412	2,140,356
Net increase (decrease) in net assets resulting from operations	1,651,736	(7,252,021)

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Class R6 Shares	—	—
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Class R6 Shares	—	—
Total distributions to shareholders	—	—

From share transactions:
Proceeds from sales of shares	25,891	764,188
Reinvestment of distributions	—	—
Cost of shares redeemed	(530,751)	(45,551)
Net increase (decrease) in net assets resulting from share transactions	(504,860)	718,637
TOTAL INCREASE (DECREASE)	1,146,876	(6,533,384)

Net assets:
Beginning of period	24,216,121	30,749,505
End of period	$25,362,997	$24,216,121
Undistributed (distributions in excess of) net investment income (loss)	$(479,032)	$(423,786)

(a)	Statements of Changes in Net Assets for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds are consolidated and include the balances of Cayman Commodity-ART Fund, Ltd., Cayman Commodity-CSF, Ltd., Cayman Commodity-DAF, Ltd., and Cayman Commodity-DCS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Managed Futures Strategy Fund
For the Six Months Ended June 30, 2016 (Unaudited)	For the Fiscal Year Ended December 31, 2015

$(933,788)	$(1,186,825)
(6,246,128)	8,798,854
6,077,563	1,731,517
(1,102,353)	9,343,546

—	(874,511)
—	(101,551)
—	(3,314,600)
—	(244,828)
—	(7,072)
—	—

—	—
—	—
—	—
—	—
—	—
—	—
—	(4,542,562)

113,328,454	56,406,462
—	4,539,441
(51,285,014)	(36,635,075)
62,043,440	24,310,828
60,941,087	29,111,812

121,563,124	92,451,312
$182,504,211	$121,563,124
$(2,174,032)	$(1,240,244)

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2016 - A	$8.67	$(0.02)	$0.11	$0.09	$—	$—	$—
2016 - C	8.17	(0.05)	0.10	0.05	—	—	—
2016 - Institutional	8.86	(0.01)	0.12	0.11	—	—	—
2016 - IR	8.80	(0.01)	0.12	0.11	—	—	—
2016 - R	8.50	(0.03)	0.11	0.08	—	—	—
2016 - R6	8.86	(0.01)	0.12	0.11	—	—	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - A	9.01	(0.07)	(0.15)	(0.22)	(0.02)	(0.10)	(0.12)
2015 - C	8.54	(0.13)	(0.14)	(0.27)	—	(0.10)	(0.10)
2015 - Institutional	9.22	(0.03)	(0.17)	(0.20)	(0.06)	(0.10)	(0.16)
2015 - IR	9.15	(0.04)	(0.16)	(0.20)	(0.05)	(0.10)	(0.15)
2015 - R	8.85	(0.09)	(0.15)	(0.24)	(0.01)	(0.10)	(0.11)
2015 - R6 (Commenced July 31, 2015)	9.30	(0.01)	(0.26)	(0.27)	(0.07)	(0.10)	(0.17)
2014 - A	9.12	(0.09)	0.33	0.24	—	(0.35)	(0.35)
2014 - C	8.72	(0.15)	0.32	0.17	—	(0.35)	(0.35)
2014 - Institutional	9.32	(0.05)	0.34	0.29	(0.04)	(0.35)	(0.39)
2014 - IR	9.24	(0.07)	0.34	0.27	(0.01)	(0.35)	(0.36)
2014 - R	8.98	(0.11)	0.33	0.22	—	(0.35)	(0.35)
2013 - A	8.95	(0.12)	0.82	0.70	—	(0.53)	(0.53)
2013 - C	8.65	(0.18)	0.78	0.60	—	(0.53)	(0.53)
2013 - Institutional	9.10	(0.09)	0.84	0.75	—	(0.53)	(0.53)
2013 - IR	9.04	(0.10)	0.83	0.73	—	(0.53)	(0.53)
2013 - R	8.85	(0.14)	0.80	0.66	—	(0.53)	(0.53)
2012 - A	8.79	(0.13)	0.33	0.20	—	(0.04)	(0.04)
2012 - C	8.56	(0.19)	0.32	0.13	—	(0.04)	(0.04)
2012 - Institutional	8.90	(0.09)	0.33	0.24	—	(0.04)	(0.04)
2012 - IR	8.86	(0.11)	0.33	0.22	—	(0.04)	(0.04)
2012 - R	8.72	(0.15)	0.32	0.17	—	(0.04)	(0.04)
2011 - A	9.25	(0.12)	(0.23)	(0.35)	—	(0.11)	(0.11)
2011 - C	9.08	(0.18)	(0.23)	(0.41)	—	(0.11)	(0.11)
2011 - Institutional	9.34	(0.08)	(0.25)	(0.33)	—	(0.11)	(0.11)
2011 - IR	9.31	(0.09)	(0.25)	(0.34)	—	(0.11)	(0.11)
2011 - R	9.20	(0.14)	(0.23)	(0.37)	—	(0.11)	(0.11)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$8.76	1.04%	$39,624	1.03	%(d)	1.65	%(d)	(0.57	)%(d)	68%
8.22	0.61	14,914	1.78	(d)	2.40	(d)	(1.32	)(d)	68
8.97	1.24	915,401	0.63	(d)	1.25	(d)	(0.17	)(d)	68
8.91	1.25	12,281	0.78	(d)	1.40	(d)	(0.30	)(d)	68
8.58	0.94	2,129	1.28	(d)	1.90	(d)	(0.81	)(d)	68
8.97	1.24	10	0.64	(d)	1.23	(d)	(0.20	)(d)	68

8.67	(2.45)	45,207	1.04		1.60		(0.74)		213
8.17	(3.20)	18,329	1.79		2.35		(1.51)		213
8.86	(2.18)	1,111,353	0.64		1.20		(0.36)		213
8.80	(2.23)	6,755	0.79		1.35		(0.49)		213
8.50	(2.71)	2,019	1.29		1.85		(0.97)		213
8.86	(2.98)	10	0.64	(d)	1.21	(d)	(0.22	)(d)	213
9.01	2.61	64,120	1.05		1.59		(0.96)		134
8.54	1.92	28,736	1.80		2.34		(1.69)		134
9.22	3.09	1,874,703	0.65		1.19		(0.54)		134
9.15	2.85	8,046	0.81		1.34		(0.73)		134
8.85	2.42	2,299	1.30		1.84		(1.19)		134
9.12	7.90	105,432	1.55		1.59		(1.33)		163
8.72	7.02	29,942	2.30		2.34		(2.08)		163
9.32	8.33	1,589,475	1.15		1.19		(0.92)		163
9.24	8.15	21,565	1.30		1.34		(1.08)		163
8.98	7.54	1,729	1.80		1.84		(1.57)		163
8.95	2.30	133,654	1.55		1.59		(1.44)		79
8.65	1.55	37,525	2.30		2.34		(2.19)		79
9.10	2.72	1,355,193	1.15		1.19		(1.04)		79
9.04	2.51	17,085	1.30		1.34		(1.19)		79
8.85	1.98	1,988	1.80		1.84		(1.69)		79
8.79	(3.77)	493,429	1.56		1.59		(1.31)		105
8.56	(4.50)	60,598	2.31		2.34		(2.06)		105
8.90	(3.51)	1,314,751	1.16		1.19		(0.88)		105
8.86	(3.63)	16,341	1.31		1.34		(1.02)		105
8.72	(4.00)	1,258	1.81		1.84		(1.54)		105

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS COMMODITY STRATEGY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2016 - A	$10.49	$0.01	$1.06	$1.07	$(0.03)
2016 - C	10.04	(0.03)	1.01	0.98	—
2016 - Institutional	10.59	0.03	1.08	1.11	(0.05)
2016 - IR	10.60	0.02	1.07	1.09	(0.04)
2016 - R	10.35	— (e)	1.04	1.04	(0.02)
2016 - R6	10.60	0.03	1.07	1.10	(0.05)

FOR THE FISCAL YEARS ENDED DECEMBER 31,*
2015 - A	15.58	(0.03)	(5.04)	(5.07)	(0.02)
2015 - C	14.99	(0.13)	(4.82)	(4.95)	—
2015 - Institutional	15.72	0.02	(5.10)	(5.08)	(0.05)
2015 - IR	15.74	— (e)	(5.08)	(5.08)	(0.06)
2015 - R	15.38	(0.06)	(4.97)	(5.03)	— (e)
2015 - R6 (Commenced July 31, 2015)	13.48	0.02	(2.86)	(2.84)	(0.04)
2014 - A	22.54	(0.13)	(6.83)	(6.96)	—
2014 - C	21.85	(0.26)	(6.60)	(6.86)	—
2014 - Institutional	22.69	(0.04)	(6.91)	(6.95)	(0.02)
2014 - IR	22.72	(0.05)	(6.93)	(6.98)	— (e)
2014 - R	22.31	(0.16)	(6.77)	(6.93)	—
2013 - A	22.94	(0.21)	(0.19)	(0.40)	—
2013 - C	22.40	(0.36)	(0.19)	(0.55)	—
2013 - Institutional	23.01	(0.13)	(0.19)	(0.32)	—
2013 - IR	23.06	(0.15)	(0.19)	(0.34)	—
2013 - R	22.76	(0.25)	(0.20)	(0.45)	—
2012 - A	23.53	(0.14)	(0.29)	(0.43)	(0.16)
2012 - C	23.12	(0.32)	(0.28)	(0.60)	(0.12)
2012 - Institutional	23.56	(0.07)	(0.28)	(0.35)	(0.20)
2012 - IR	23.63	(0.11)	(0.28)	(0.39)	(0.18)
2012 - R	23.38	(0.20)	(0.27)	(0.47)	(0.15)
2011 - A	24.14	(0.15)	0.02	(0.13)	(0.48)
2011 - C	23.81	(0.33)	0.04	(0.29)	(0.40)
2011 - Institutional	24.15	(0.07)	—	(0.07)	(0.52)
2011 - IR	24.20	(0.09)	0.04	(0.05)	(0.52)
2011 - R	24.03	(0.21)	0.04	(0.17)	(0.48)

*	All per share amounts representing data prior to November 6, 2015 have been restated to reflect a 4 to 1 reverse stock split which occurred on that date.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$11.53	10.19%	$61,099	0.91	%(d)	1.03	%(d)	0.18	%(d)	96%
11.02	9.76	4,814	1.66	(d)	1.78	(d)	(0.57	)(d)	96
11.65	10.44	318,191	0.57	(d)	0.69	(d)	0.55	(d)	96
11.65	10.31	8,547	0.66	(d)	0.78	(d)	0.42	(d)	96
11.37	10.05	2,630	1.16	(d)	1.28	(d)	(0.08	)(d)	96
11.65	10.35	1,605	0.55	(d)	0.67	(d)	0.54	(d)	96

10.49	(32.43)	58,901	0.85		0.97		(0.21)		506
10.04	(32.95)	4,578	1.60		1.72		(0.97)		506
10.59	(32.38)	544,699	0.51		0.63		0.12		506
10.60	(32.15)	6,699	0.60		0.72		0.03		506
10.35	(32.88)	1,963	1.10		1.23		(0.44)		506
10.60	(21.23)	1,336	0.51	(d)	0.64	(d)	0.35	(d)	506
15.58	(31.03)	85,200	0.88		0.95		(0.59)		234
14.99	(31.32)	8,149	1.62		1.71		(1.27)		234
15.72	(30.62)	764,809	0.53		0.62		(0.17)		234
15.74	(30.80)	7,740	0.61		0.71		(0.24)		234
15.38	(31.00)	1,542	1.12		1.21		(0.77)		234
22.54	(1.57)	401,248	0.92		0.95		(0.91)		266
21.85	(2.50)	11,444	1.67		1.70		(1.64)		266
22.69	(1.39)	1,039,008	0.58		0.61		(0.56)		266
22.72	(1.39)	7,991	0.67		0.70		(0.64)		266
22.31	(1.93)	1,528	1.17		1.20		(1.13)		266
22.94	(1.91)	353,082	0.92		0.96		(0.59)		690
22.40	(2.64)	13,994	1.67		1.71		(1.39)		690
23.01	(1.57)	742,974	0.58		0.62		(0.29)		690
23.06	(1.81)	7,045	0.67		0.71		(0.45)		690
22.76	(2.14)	1,450	1.17		1.21		(0.86)		690
23.53	(0.56)	205,561	0.92		0.95		(0.61)		581
23.12	(1.26)	15,273	1.67		1.70		(1.36)		581
23.56	(0.41)	668,618	0.58		0.61		(0.27)		581
23.63	(0.28)	19,007	0.67		0.70		(0.37)		581
23.38	(0.83)	1,063	1.17		1.20		(0.87)		581

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2016 - A	$9.45	$0.01	$0.08	$0.09	$—	$—	$—
2016 - C	9.08	(0.03)	0.08	0.05	—	—	—
2016 - Institutional	9.54	0.03	0.08	0.11	—	—	—
2016 - IR	9.52	0.02	0.08	0.10	—	—	—
2016 - R	9.36	— (e)	0.08	0.08	—	—	—
2016 - R6	9.54	0.03	0.08	0.11	—	—	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - A	10.49	(0.04)	(0.71)	(0.75)	(0.01)	(0.28)	(0.29)
2015 - C	10.15	(0.11)	(0.68)	(0.79)	—	(0.28)	(0.28)
2015 - Institutional	10.61	— (e)	(0.72)	(0.72)	(0.07)	(0.28)	(0.35)
2015 - IR	10.57	(0.01)	(0.72)	(0.73)	(0.04)	(0.28)	(0.32)
2015 - R	10.40	(0.05)	(0.71)	(0.76)	—	(0.28)	(0.28)
2015 - R6 (Commenced July 31, 2015)	10.46	(0.01)	(0.56)	(0.57)	(0.07)	(0.28)	(0.35)
2014 - A	10.89	(0.08)	0.32	0.24	(0.05)	(0.59)	(0.64)
2014 - C	10.60	(0.15)	0.29	0.14	—	(0.59)	(0.59)
2014 - Institutional	11.02	(0.03)	0.32	0.29	(0.11)	(0.59)	(0.70)
2014 - IR	10.99	(0.05)	0.31	0.26	(0.09)	(0.59)	(0.68)
2014 - R	10.83	(0.10)	0.30	0.20	(0.04)	(0.59)	(0.63)
2013 - A	10.70	(0.13)	0.68	0.55	—	(0.36)	(0.36)
2013 - C	10.50	(0.20)	0.66	0.46	—	(0.36)	(0.36)
2013 - Institutional	10.78	(0.08)	0.68	0.60	— (e)	(0.36)	(0.36)
2013 - IR	10.76	(0.10)	0.69	0.59	—	(0.36)	(0.36)
2013 - R	10.67	(0.15)	0.67	0.52	—	(0.36)	(0.36)
2012 - A	10.29	(0.07)	0.86	0.79	—	(0.38)	(0.38)
2012 - C	10.18	(0.14)	0.84	0.70	—	(0.38)	(0.38)
2012 - Institutional	10.35	(0.04)	0.88	0.84	(0.03)	(0.38)	(0.41)
2012 - IR	10.33	(0.03)	0.85	0.82	(0.01)	(0.38)	(0.39)
2012 - R	10.28	(0.09)	0.86	0.77	—	(0.38)	(0.38)
2011 - A	10.54	(0.03)	(0.15)	(0.18)	(0.04)	(0.03)	(0.07)
2011 - C	10.47	(0.13)	(0.12)	(0.25)	(0.01)	(0.03)	(0.04)
2011 - Institutional	10.59	0.01	(0.16)	(0.15)	(0.06)	(0.03)	(0.09)
2011 - IR	10.57	(0.02)	(0.14)	(0.16)	(0.05)	(0.03)	(0.08)
2011 - R	10.52	(0.05)	(0.16)	(0.21)	—	(0.03)	(0.03)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Amount is less than 0.005%

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$9.54	0.85%	$33,122	1.16	%(d)	1.45	%(d)	0.12	%(d)	124%
9.13	0.44	24,002	1.91	(d)	2.20	(d)	(0.61	)(d)	124
9.65	1.05	489,134	0.76	(d)	1.05	(d)	0.57	(d)	124
9.62	0.95	6,655	0.91	(d)	1.20	(d)	0.33	(d)	124
9.44	0.75	11	1.41	(d)	1.70	(d)	(0.08	)(d)	124
9.65	1.05	10	0.76	(d)	0.98	(d)	0.58	(d)	124

9.45	(7.17)	43,167	1.13		1.43		(0.39)		241
9.08	(7.82)	27,914	1.88		2.18		(1.14)		241
9.54	(6.84)	510,789	0.73		1.03		—	(f)	241
9.52	(6.90)	9,933	0.88		1.18		(0.14)		241
9.36	(7.35)	11	1.33		1.65		(0.49)		241
9.54	(5.48)	9	0.77	(d)	0.97	(d)	(0.21	)(d)	241
10.49	2.19	78,100	1.23		1.42		(0.70)		211
10.15	1.29	41,299	1.97		2.17		(1.42)		211
10.61	2.61	645,286	0.81		1.02		(0.25)		211
10.57	2.33	26,862	0.97		1.17		(0.43)		211
10.40	1.85	12	1.49		1.62		(0.92)		211
10.89	5.21	169,197	1.30		1.37		(1.18)		311
10.60	4.45	66,543	2.05		2.12		(1.89)		311
11.02	5.65	756,409	0.90		0.97		(0.74)		311
10.99	5.55	46,709	1.05		1.12		(0.88)		311
10.83	4.94	12	1.55		1.59		(1.40)		311
10.70	7.66	291,432	1.38		1.38		(0.61)		177
10.50	6.86	76,580	2.13		2.13		(1.32)		177
10.78	8.06	853,273	0.97		0.97		(0.37)		177
10.76	7.89	59,935	1.13		1.14		(0.31)		177
10.67	7.48	11	1.63		1.64		(0.84)		177
10.29	(1.72)	165,877	1.39		1.47		(0.32)		297
10.18	(2.43)	56,025	2.14		2.22		(1.22)		297
10.35	(1.38)	199,083	0.99		1.07		0.08		297
10.33	(1.47)	56,972	1.14		1.22		(0.22)		297
10.28	(2.04)	10	1.64		1.72		(0.49)		297

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS DYNAMIC COMMODITY STRATEGY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2016 - A	$6.02	$(0.02)	$0.43	$0.41
2016 - C	5.94	(0.05)	0.43	0.38
2016 - Institutional	6.05	(0.01)	0.43	0.42
2016 - IR	6.04	(0.02)	0.44	0.42
2016 - R	5.99	(0.03)	0.43	0.40

FOR THE FISCAL YEAR ENDED DECEMBER 31,
2015 - A	7.86	(0.07)	(1.77)	(1.84)
2015 - C	7.82	(0.13)	(1.75)	(1.88)
2015 - Institutional	7.88	(0.05)	(1.78)	(1.83)
2015 - IR	7.87	(0.06)	(1.77)	(1.83)
2015 - R	7.84	(0.09)	(1.76)	(1.85)
2014 - A (Commenced April 30, 2014)	10.00	(0.06)	(2.08)	(2.14)
2014 - C (Commenced April 30, 2014)	10.00	(0.12)	(2.06)	(2.18)
2014 - Institutional (Commenced April 30, 2014)	10.00	(0.05)	(2.07)	(2.12)
2014 - IR (Commenced April 30, 2014)	10.00	(0.05)	(2.08)	(2.13)
2014 - R (Commenced April 30, 2014)	10.00	(0.08)	(2.08)	(2.16)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC COMMODITY STRATEGY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$6.43	6.99%	$113	1.14	%(d)	2.75	%(d)	(0.82	)%(d)	—%
6.32	6.58	21	1.89	(d)	3.47	(d)	(1.57	)(d)	—
6.47	7.12	25,197	0.80	(d)	2.41	(d)	(0.46	)(d)	—
6.46	7.13	16	0.88	(d)	2.50	(d)	(0.56	)(d)	—
6.39	6.86	16	1.39	(d)	2.99	(d)	(1.07	)(d)	—

6.02	(23.54)	135	1.06		2.68		(1.02)		—
5.94	(24.17)	6	1.82		3.71		(1.81)		—
6.05	(23.35)	24,045	0.72		2.61		(0.70)		—
6.04	(23.38)	15	0.81		2.70		(0.80)		—
5.99	(23.72)	15	1.31		3.20		(1.30)		—
7.86	(21.40)	53	1.08	(d)	2.50	(d)	(1.07	)(d)	—
7.82	(21.80)	8	1.87	(d)	3.48	(d)	(1.87	)(d)	—
7.88	(21.20)	30,649	0.76	(d)	2.38	(d)	(0.76	)(d)	—
7.87	(21.30)	20	0.86	(d)	2.47	(d)	(0.86	)(d)	—
7.84	(21.60)	20	1.36	(d)	2.97	(d)	(1.36	)(d)	—

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2016 - A	$10.21	$(0.07)	$0.13	$0.06	$—	$—	$—
2016 - C	9.95	(0.10)	0.12	0.02	—	—	—
2016 - Institutional	10.36	(0.05)	0.13	0.08	—	—	—
2016 - IR	10.30	(0.05)	0.12	0.07	—	—	—
2016 - R	10.12	(0.08)	0.13	0.05	—	—	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - A	9.67	(0.16)	1.10	0.94	(0.40)	—	(0.40)
2015 - C	9.45	(0.23)	1.07	0.84	(0.34)	—	(0.34)
2015 - Institutional	9.77	(0.12)	1.12	1.00	(0.41)	—	(0.41)
2015 - IR	9.73	(0.13)	1.11	0.98	(0.41)	—	(0.41)
2015 - R	9.59	(0.18)	1.09	0.91	(0.38)	—	(0.38)
2014 - A	10.04	(0.14)	(0.14)	(0.28)	—	(0.09)	(0.09)
2014 - C	9.89	(0.21)	(0.14)	(0.35)	—	(0.09)	(0.09)
2014 - Institutional	10.11	(0.11)	(0.14)	(0.25)	—	(0.09)	(0.09)
2014 - IR	10.08	(0.12)	(0.14)	(0.26)	—	(0.09)	(0.09)
2014 - R	9.99	(0.17)	(0.14)	(0.31)	—	(0.09)	(0.09)
2013 - A	10.56	(0.15)	(0.37)	(0.52)	—	—	—
2013 - C	10.48	(0.22)	(0.37)	(0.59)	—	—	—
2013 - Institutional	10.59	(0.11)	(0.37)	(0.48)	—	—	—
2013 - IR	10.58	(0.13)	(0.37)	(0.50)	—	—	—
2013 - R	10.53	(0.17)	(0.37)	(0.54)	—	—	—
2012 - A (Commenced February 29, 2012)	10.00	(0.12)	0.68	0.56	—	—	—
2012 - C (Commenced February 29, 2012)	10.00	(0.19)	0.67	0.48	—	—	—
2012 - Institutional (Commenced February 29, 2012)	10.00	(0.09)	0.68	0.59	—	—	—
2012 - IR (Commenced February 29, 2012)	10.00	(0.10)	0.68	0.58	—	—	—
2012 - R (Commenced February 29, 2012)	10.00	(0.15)	0.68	0.53	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$10.27	0.69%	$44,567	1.51	%(d)	1.64	%(d)	(1.30	)%(d)	254%
9.97	0.30	4,876	2.26	(d)	2.39	(d)	(2.06	)(d)	254
10.44	0.77	112,835	1.19	(d)	1.32	(d)	(0.99	)(d)	254
10.37	0.68	19,897	1.26	(d)	1.39	(d)	(1.06	)(d)	254
10.17	0.49	328	1.76	(d)	1.89	(d)	(1.56	)(d)	254

10.21	9.69	24,000	1.56		1.84		(1.53)		196
9.95	8.93	3,056	2.30		2.60		(2.28)		196
10.36	10.24	87,820	1.14		1.46		(1.12)		196
10.30	10.08	6,489	1.31		1.60		(1.26)		196
10.12	9.47	197	1.79		2.11		(1.77)		196
9.67	(2.75)	2,698	1.51		1.96		(1.50)		343
9.45	(3.50)	897	2.26		2.69		(2.26)		343
9.77	(2.43)	88,381	1.11		1.54		(1.10)		343
9.73	(2.54)	391	1.26		1.69		(1.25)		343
9.59	(3.06)	85	1.76		2.20		(1.75)		343
10.04	(4.83)	1,344	1.46		2.64		(1.54)		—
9.89	(5.63)	1,536	2.21		3.34		(2.28)		—
10.11	(4.44)	106,635	1.07		2.18		(1.12)		—
10.08	(4.64)	384	1.21		2.32		(1.27)		—
9.99	(5.13)	89	1.69		2.82		(1.79)		—
10.56	5.50	272	1.44	(d)	8.63	(d)	(1.47	)(d)	—
10.48	4.80	339	2.15	(d)	7.43	(d)	(2.18	)(d)	—
10.59	5.80	19,401	1.06	(d)	8.04	(d)	(1.09	)(d)	—
10.58	5.70	410	1.20	(d)	5.65	(d)	(1.21	)(d)	—
10.53	5.30	11	1.72	(d)	8.98	(d)	(1.75	)(d)	—

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements

June 30, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Absolute Return Tracker	A, C, Institutional, IR, R and R6	Diversified
Commodity Strategy and Dynamic Allocation	A, C, Institutional, IR, R and R6	Non-diversified
Dynamic Commodity Strategy and Managed Futures Strategy	A, C, Institutional, IR and R	Non-diversified

Class A Shares of the Absolute Return Tracker, Dynamic Allocation and Managed Futures Strategy Funds are sold with a front-end sales charge of up to 5.50%. Class A Shares of the Commodity Strategy and Dynamic Commodity Strategy Funds are sold with a front-end sales charge of up to 4.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis for Consolidation for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds — Cayman Commodity-ART, Ltd., Cayman Commodity-CSF, Ltd., Cayman Commodity-DAF, Ltd. and Cayman Commodity-DCS, Ltd. (each a “Subsidiary” and collectively, the “Subsidiaries”), Cayman Islands exempted companies, were incorporated on September 11, 2013, April 2, 2009, September 11, 2014 and March 10, 2014, respectively and are currently wholly-owned subsidiaries of the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds, respectively. The Subsidiaries act as an investment vehicle for the Funds to enable the Funds to gain exposure to certain types of commodity-linked derivative instruments. The Funds are the sole shareholders of the Subsidiaries pursuant to subscription agreements dated as of June 20, 2014, June 17, 2009, November 17, 2014 and April 30, 2014, respectively, and it is intended that each Fund will remain the sole shareholder and will continue to control its respective Subsidiary. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.

GOLDMAN SACHS SELECT SATELLITE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

As of June 30, 2016, the Fund and Subsidiary net assets were as follows:

Fund	Fund Net Assets	Subsidiary Net Assets	% Represented by Subsidiary’s Net Assets
Absolute Return Tracker	$984,357,962	$18,731,302	2%
Commodity Strategy	396,885,841	66,118,857	17
Dynamic Allocation	552,934,136	13,179,139	2
Dynamic Commodity Strategy	25,362,997	4,263,551	17

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Absolute Return Tracker, Dynamic Allocation and Managed Futures Strategy	Annually	Annually
Commodity Strategy and Dynamic Commodity Strategy	Semi-Annually	Annually

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The Subsidiaries are classified as controlled foreign corporations under the Code. Therefore, the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds are required to increase their taxable income by their share of their Subsidiary’s income. Net losses of a Subsidiary cannot be deducted by the Funds in the current period nor carried forward to offset taxable income in future periods.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange traded funds (“ETFs”). Investments in Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class (the FST Institutional Share class for Money Market Funds) on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Commodity Index-Linked Structured Notes — The value of a commodity index-linked structured note is based on the price movements of a commodity index. The value of these notes will rise and fall in response to changes in the underlying commodity index. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying index. Commodity index-linked investments may be more volatile and less liquid than the underlying index, and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other economic variables. These notes are subject to prepayment, credit and interest rate risks. These notes have an automatic redemption feature if the underlying index declines from the purchase date by the amount specified in the agreement. A Fund has the option to request prepayment from the issuer at any time. Interim payments received (paid) are recorded as net realized gains (losses), and at maturity, or when a structured note is sold, a Fund records a realized gain or loss.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

iv.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Option Contracts — When a Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments —To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2016:

ABSOLUTE RETURN TRACKER

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$104,772,575	$—	$—
Exchange Traded Funds	64,470,592	—	—
Investment Company	702,903,210	—	—
Securities Lending Reinvestment Vehicle	5,009,650	—	—
Total	$877,156,027	$—	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ABSOLUTE RETURN TRACKER (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$792,096	$—
Futures Contracts	7,323,505	—	—
Credit Default Swap Contracts	—	1,804,260	—
Total Return Swap Contracts	—	1,602,498	—
Total	$7,323,505	$4,198,854	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(493,019)	$—
Futures Contracts(b)	(1,600,810)	—	—
Credit Default Swap Contracts(b)	—	(67,542)	—
Total Return Swap Contracts(b)	—	(1,180,171)	—
Written Options Contracts	(1,550,871)	—	—
Total	$(3,151,681)	$(1,740,732)	$—

COMMODITY STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$62,698,365	$—
Asset-Backed Securities	—	157,375	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	125,368,848	—	—
Investment Company	154,503,042	—	—
Total	$279,871,890	$62,855,740	$—
Liabilities
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(4,219,688)	$—

Derivative Type
Assets(b)
Futures Contracts	$223,758	$—	$—
Total Return Swap Contracts	—	1,841,789	—
Total	$223,758	$1,841,789	$—
Liabilities(b)
Futures Contracts	$(3,974,232)	$—	$—
Total Return Swap Contracts	—	(170,401)	—
Total	$(3,974,232)	$(170,401)	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

DYNAMIC ALLOCATION

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$61,547,312	$—
Europe	—	27,233,294	—
North America	92,122,478	—	—
Investment Company	276,024,420	—	—
Fixed Income
U.S. Treasury Obligations and/or Other U.S. Government Agencies	23,664,478	—	—
Commodity Index Linked Structured Notes	—	2,639,522	—
Securities Lending Reinvestment Vehicle	1,887,700	—	—
Total	$391,811,376	$91,420,128	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$842,858	$—
Futures Contracts	7,288,141	—	—
Credit Default Swap Contracts	—	448,339	—
Interest Rate Swap Contracts	—	1,069,022	—
Total Return Swap Contracts	—	766,779	—
Total	$7,288,141	$3,126,998	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(4,587,583)	$—
Futures Contracts	(312,853)	—	—
Credit Default Swap Contracts	—	(14,430)	—
Total Return Swap Contracts	—	(92,530)	—
Total	$(312,853)	$(4,694,543)	$—

DYNAMIC COMMODITY STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Investment Company	$23,094,416	$—	$—

Derivative Type
Assets(b)
Total Return Swap Contracts	$—	$1,131,119	$—
Liabilities(b)
Total Return Swap Contracts	$—	$(461,509)	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MANAGED FUTURES STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Commodity Index-Linked Structured Notes	$—	$9,233,741	$—
Investment Company	149,064,637	—	—
Total	$149,064,637	$9,233,741	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$3,390,388	$—
Futures Contracts	548,875	—	—
Interest Rate Swap Contracts	—	13,970,783	—
Total	$548,875	$17,361,171	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(2,038,092)	$—
Futures Contracts	(273,114)	—	—
Interest Rate Swap Contracts	—	(4,935,071)	—
Total	$(273,114)	$(6,973,163)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of June 30, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

ABSOLUTE RETURN TRACKER
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Commodity	Receivable for unrealized gain on swap contracts and variation margin on certain derivative contracts	$797,862	(a)	Variation margin on certain derivative contracts	$(766,983)	(a)
Credit	Variation margin on certain derivative contracts	1,804,260	(a)	Variation margin on certain derivative contracts	(67,542)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	792,096		Payable for unrealized loss on forward foreign currency exchange contracts	(493,019)
Equity	Receivable for unrealized gain on swap contracts and variation margin on certain derivative contracts	4,122,142	(a)	Payable for unrealized loss on swap contracts, Written options, at value and variation margin on certain derivative contracts	(3,560,882)	(a)(b)
Interest Rate	Variation margin on certain derivative contracts	4,005,999	(a)	Variation margin on certain derivative contracts	(3,987)	(a)
Total		$11,522,359			$(4,892,413)

COMMODITY STRATEGY
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Commodity	Receivable for unrealized gain on swap contracts	$1,841,789		Payable for unrealized loss on swap contracts	$(170,401)	(b)
Interest Rate	Variation margin on certain derivative contracts	223,758	(a)	Variation margin on certain derivative contracts	(3,974,232)	(a)
Total		$2,065,547			$(4,144,633)

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

DYNAMIC ALLOCATION
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Commodity	Receivable for unrealized gain on swap contracts and Variation margin on certain derivative contracts	$257,974	(a)	Payable for unrealized loss on swap contracts and Variation margin on certain derivative contracts	$(217,451)	(a)(b)
Credit	Variation margin on certain derivative contracts	448,339	(a)	Variation margin on certain derivative contracts	(14,430)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	842,858		Payable for unrealized loss on forward foreign currency exchange contracts	(4,587,583)
Equity	Receivable for unrealized gain on swap contracts and Variation margin on certain derivative contracts	6,405,302	(a)	Variation margin on certain derivative contracts	(187,932)	(a)
Interest Rate	Receivable for unrealized gain on swap contracts and Variation margin on certain derivative contracts	2,460,666	(a)	—	—
Total		$10,415,139			$(5,007,396)

DYNAMIC COMMODITY STRATEGY
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Commodity	Receivable for unrealized gain on swap contracts	$1,131,119		Payable for unrealized loss on swap contracts	$(461,509)	(b)

MANAGED FUTURES STRATEGY
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$3,390,388		Payable for unrealized loss on forward foreign currency exchange contracts	$(2,038,092)
Equity	Variation margin on certain derivative contracts	548,875	(a)	Variation margin on certain derivative contracts	(273,114)	(a)
Interest Rate	Variation margin on certain derivative contracts	13,970,783	(a)	Variation margin on certain derivative contracts	(4,935,071)	(a)
Total		$17,910,046			$(7,246,277)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $1,180,171, $170,401, $92,530 and $461,509 for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

ABSOLUTE RETURN TRACKER
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$603,513	$(1,028,185)	749
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(1,594,940)	121,822	66
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	5,964,482	(214,991)	1
Equity	Net realized gain (loss) from futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts, swap contracts and written options	(2,947,086)	1,659,732	2,984
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	2,923,331	3,772,860	2,500
Total		$4,949,300	$4,311,238	6,300

COMMODITY STRATEGY
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$5,103,916	$50,958,119	6
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(8,372,352)	(3,810,183)	1,417
Total		$(3,268,436)	$47,147,936	1,423

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

DYNAMIC ALLOCATION
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$1,337,104	$(90,041)	128
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	1,941,578	420,375	2
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(12,870,881)	83,857	34
Equity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	1,882,592	6,445,163	2,330
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	9,031,139	2,743,593	432
Total		$1,321,532	$9,602,947	2,926

DYNAMIC COMMODITY STRATEGY
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts	$(3,222)	$—	1
Commodity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	1,093,711	614,450	30
Total		$1,090,489	$614,450	31

MANAGED FUTURES STRATEGY
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(5,313,239)	$1,173,174	326
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(4,237,095)	357,113	2,533
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on swap contracts	4,831,087	5,542,392	251
Total		$(4,719,247)	$7,072,679	3,110

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2016.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2016:

DYNAMIC COMMODITY STRATEGY
	Derivative Assets(1)	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Swaps
Merrill Lynch International	$838,058	$(376,074)	$461,984	$376,074	$838,058
UBS AG	293,061	(85,435)	207,626	85,435	293,061
Total	$1,131,119	$(461,509)	$669,610	$461,509	$1,131,119

MANAGED FUTURES STRATEGY
	Derivative Assets(1)	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forwards	Forwards
Morgan Stanley Co., Inc.	$3,390,388	$(2,038,092)	$1,352,296	$1,740,000	$3,092,296

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

GOLDMAN SACHS SELECT SATELLITE FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended June 30, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Absolute Return Tracker	1.15%	1.04%	0.99%	0.97%	0.95%	1.15%	0.58	%(1)(2)(3)
Commodity Strategy	0.50	0.50	0.45	0.43	0.42	0.50	0.46	(1)(2)
Dynamic Allocation	0.90	0.81	0.77	0.75	0.74	0.90	0.72	(1)(2)(3)
Dynamic Commodity Strategy	0.80	0.80	0.72	0.68	0.67	0.80	0.74	(1)(2)
Managed Futures Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.88	(1)

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(1)	GSAM agreed to waive a portion of its management fee payable by the Funds in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which they invest through at least April 29, 2017. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
(2)	Reflects combined management fees paid to GSAM under the Agreement and the Funds’ Subsidiary Agreement (as defined below) after the waivers.
(3)	GSAM agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least April 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

GSAM also provides management services to the Subsidiaries pursuant to a Subsidiary Management Agreement (each a “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of each Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of each Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the six months ended June 30, 2016, GSAM waived $42,223, $219,719, $24,257 and $9,115 of each Fund’s management fee for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds, respectively. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

The Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy and Managed Futures Strategy Funds invest in FST Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended June 30, 2016, GSAM waived $607,189, $111,945, $208,169, $7,135, and $104,754 of the Funds’ management fees, respectively.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2016, Goldman Sachs advised that it retained front end sales charges of $1,034, $7,862, $442, and $4,416 for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, and Managed Futures Strategy Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% (except for the Commodity Strategy and Dynamic Commodity Strategy Funds, which charge at an annual rate of 0.13%) of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Dynamic Commodity Strategy and Managed Futures Strategy Funds are 0.014%, 0.074%, 0.004%, 0.014% and 0.204%, respectively. These Other Expense limitations will remain in place through at least April 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Subsidiaries also pay certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit each Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Dynamic Commodity Strategy Funds. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS SELECT SATELLITE FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Absolute Return Tracker	$2,879,452	$267,071	$23,091	$3,169,614
Commodity Strategy	111,945	193,415	4,839	310,199
Dynamic Allocation	520,419	294,647	—	815,066
Dynamic Commodity Strategy	7,135	185,950	57	193,142
Managed Futures Strategy	104,754	—	3,380	108,134

G.  Line of Credit Facility — As of June 30, 2016, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary or emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2016, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended June 30, 2016, Goldman Sachs earned $3,469 and $6,315 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Absolute Return Tracker and Dynamic Allocation Funds, respectively.

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2016:

Fund	Market Value 12/31/15	Purchases at Cost	Proceeds from Sales	Market Value 06/30/16	Dividend Interest Income
Absolute Return Tracker	$904,143,179	$151,321,387	$(352,561,356)	$702,903,210	$978,041
Commodity Strategy	137,213,970	1,048,208,834	(1,030,919,762)	154,503,042	165,734
Dynamic Allocation	329,041,062	132,457,727	(185,474,369)	276,024,420	332,341
Dynamic Commodity Strategy	8,464,763	21,845,024	(7,215,371)	23,094,416	10,998
Managed Futures Strategy	88,106,078	135,670,086	(74,711,527)	149,064,637	172,312

As of June 30, 2016, the following Goldman Sachs Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio
Commodity Strategy	—%	—%	—%	10%
Dynamic Allocation	11	22	19	—
Managed Futures Strategy	10	20	17	—

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of June 30, 2016, the Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

	Percent of Share Class owned by Goldman Sachs Group, Inc.
Fund	Class A	Class C	Institutional	Class IR	Class R	Class R6
Absolute Return Tracker	—%	—%	—%	—%	—%	100%
Dynamic Allocation	—	—	—	—	100	100
Dynamic Commodity Strategy	6	31	100	100	100	—

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2016, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Absolute Return Tracker	$—	$113,761,963	$—	$125,872,449
Commodity Strategy	377,156,669	—	460,553,073	932,655
Dynamic Allocation	27,856,578	289,354,402	30,149,366	247,380,877
Managed Futures Strategy	—	26,130,000	—	24,792,750

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Absolute Return Tracker and Dynamic Allocation Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Absolute Return Tracker and Dynamic Allocation Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

GOLDMAN SACHS SELECT SATELLITE FUNDS

7. SECURITIES LENDING (continued)

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Funds sustain losses as a result of a borrower’s default, GSAL indemnifies the Funds by purchasing replacement securities at GSAL’s expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Funds agree to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash received. The value of loaned securities and cash collateral at period end are disclosed in the Funds’ Statement of Assets and Liabilities.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended June 30, 2016, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months ended June 30, 2016		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2016
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Absolute Return Tracker	$4,713	$445	$787,266
Dynamic Allocation	3,239	1,610	1,691,234

The following table provides information about the Funds’ investment in the Money Market Fund for the six months ended June 30, 2016:

Fund	Market Value 12/31/15	Purchases at Cost	Proceeds from Sales	Market Value 6/30/16
Absolute Return Tracker	$—	$102,462,175	$(97,452,525)	$5,009,650
Dynamic Allocation	—	13,108,565	(11,220,865)	1,887,700

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2015, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	Dynamic Commodity Strategy	Managed Futures Strategy
Capital loss carryforwards:(1)
Expiring 2016	$—	$(16,303,834)	$—	$—	$—
Expiring 2017	—	(67,560,179)	—	—	—
Perpetual Short-term	(2,466,351)	(9,976,477)	(17,878,052)	—	—
Perpetual Long-term	—	(5,928,633)	(2,327,721)	—	(12,787)
Total capital loss carryforwards	$(2,466,351)	$(99,769,123)	$(20,205,773)	$—	$(12,787)
Timing differences (Qualified Late Year Loss Deferral/certain REIT dividends/straddle loss deferral/Post October Loss Deferral)	(7,160,548)	(4,091,744)	(12,654,226)	—	(1,318,465)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	Dynamic Commodity Strategy	Managed Futures Strategy
Tax cost	$879,181,839	$335,520,355	$493,135,211	$23,094,416	$157,253,637
Gross unrealized gain	15,005,086	7,510,386	7,976,288	—	18,477,543
Gross unrealized loss	(17,030,898)	(303,111)	(15,992,295)	—	(17,432,802)
Net unrealized security gain (loss)	$(2,025,812)	$7,207,275	$(8,016,007)	$—	$1,044,741

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, options and foreign currency contracts, and differences related to the tax treatment of swap transactions, inflation protected securities, underlying fund investments, passive foreign investment companies and REIT investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds’ investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

GOLDMAN SACHS SELECT SATELLITE FUNDS

9. OTHER RISKS (continued)

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

9. OTHER RISKS (continued)

circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Funds (except for the Absolute Return Tracker Fund) are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, each Fund (except for the Absolute Return Tracker Fund) may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Tax Risk — The Funds will seek to gain exposure to the commodity markets primarily through investments in the Subsidiaries and/or commodity index-linked structured notes. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The IRS has issued such PLRs to the Absolute Return Tracker, Commodity Strategy, and Dynamic Allocation Funds. Based on such rulings, these Funds may seek to gain exposure to the commodity markets through investments in commodity-linked notes and/or subsidiaries. The Dynamic Commodity Strategy and Managed Futures Strategy Funds have not received a PLR, and are not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. In light of this, the Dynamic Commodity Strategy and Managed Futures Strategy Funds have obtained an opinion of counsel that the Funds’ income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that a Fund’s income from such investments was not “qualifying income”, in which case the Fund would fail to qualify as regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If a Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS SELECT SATELLITE FUNDS

11. SUBSEQUENT EVENTS

At a meeting held on June 16, 2016, the Trustees approved the Managed Futures Strategy Fund (the “Fund”) to invest in a wholly-owned subsidiary, Cayman Commodity — MFS, Ltd. (the “MFS Subsidiary”), a Cayman Islands exempted company. The Fund is the sole shareholder of the MFS Subsidiary pursuant to a subscription agreement dated July 18, 2016 and it is intended that the Fund will remain the sole shareholder and will continue to control the MFS Subsidiary. The MFS Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The MFS Subsidiary commenced operations on July 22, 2016.

Subsequent events other than the above item have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Tracker Fund

	For the Six Months Ended June 30, 2016 (Unaudited)		For the Fiscal Year Ended December 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	394,267	$3,393,467	1,847,575	$16,563,412
Reinvestment of distributions	—	—	60,594	526,947
Shares redeemed	(1,085,184)	(9,335,849)	(3,809,052)	(34,389,999)
	(690,917)	(5,942,382)	(1,900,883)	(17,299,640)
Class C Shares
Shares sold	50,964	416,006	447,480	3,743,293
Reinvestment of distributions	—	—	19,156	156,508
Shares redeemed	(481,037)	(3,868,880)	(1,588,503)	(13,595,931)
	(430,073)	(3,452,874)	(1,121,867)	(9,696,130)
Institutional Shares
Shares sold	11,759,682	103,243,015	75,029,251	690,031,697
Reinvestment of distributions	—	—	1,222,896	10,892,096
Shares redeemed	(35,128,270)	(307,609,278)	(154,271,524)	(1,430,199,546)
	(23,368,588)	(204,366,263)	(78,019,377)	(729,275,753)
Class IR Shares
Shares sold	717,813	6,374,394	147,709	1,342,665
Reinvestment of distributions	—	—	12,287	108,647
Shares redeemed	(106,464)	(929,770)	(271,629)	(2,492,261)
	611,349	5,444,624	(111,633)	(1,040,949)
Class R Shares
Shares sold	29,946	253,331	141,186	1,238,305
Reinvestment of distributions	—	—	3,312	28,217
Shares redeemed	(19,336)	(162,304)	(166,665)	(1,461,098)
	10,610	91,027	(22,167)	(194,576)
Class R6 Shares(a)
Shares sold	—	—	1,076	10,005
Reinvestment of distributions	—	—	20	175
Shares redeemed	—	—	(1)	(5)
	—	—	1,095	10,175
NET DECREASE	(23,867,619)	$(208,225,868)	(81,174,832)	$(757,496,873)

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SELECT SATELLITE FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Commodity Strategy Fund

	For the Six Months Ended June 30, 2016 (Unaudited)		For the Fiscal Year Ended December 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	999,167	$10,318,740	15,777,633	$60,858,137
Reinvestment of distributions	11,362	133,276	16,703	91,097
Shares redeemed	(1,326,864)	(14,007,048)	(32,059,716)	(55,857,410)
	(316,335)	(3,555,032)	(16,265,380)	5,091,824
Class C Shares
Shares sold	54,157	531,893	660,998	2,545,945
Shares redeemed	(73,425)	(734,847)	(2,379,704)	(3,685,351)
	(19,268)	(202,954)	(1,718,706)	(1,139,406)
Institutional Shares
Shares sold	10,173,199	105,912,066	138,190,452	560,027,434
Reinvestment of distributions	64,567	765,117	336,102	2,121,062
Shares redeemed	(34,334,967)	(380,271,841)	(281,722,880)	(505,178,505)
	(24,097,201)	(273,594,658)	(143,196,326)	56,969,991
Class IR Shares
Shares sold	275,396	3,018,957	2,054,712	9,039,056
Reinvestment of distributions	2,681	31,767	5,006	33,309
Shares redeemed	(176,685)	(1,873,214)	(3,394,503)	(7,237,812)
	101,392	1,177,510	(1,334,785)	1,834,553
Class R Shares
Shares sold	73,863	762,832	433,008	1,676,370
Reinvestment of distributions	306	3,534	57	512
Shares redeemed	(32,501)	(339,718)	(644,435)	(529,740)
	41,668	426,648	(211,370)	1,147,142
Class R6 Shares(a)
Shares sold	19,019	201,314	507,090	1,623,683
Reinvestment of distributions	557	6,610	417	4,381
Shares redeemed	(7,909)	(81,729)	(381,465)	(44,946)
	11,667	126,195	126,042	1,583,118
NET INCREASE (DECREASE)	(24,278,077)	$(275,622,291)	(162,600,525)	$65,487,222

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Dynamic Allocation Fund

	For the Six Months Ended June 30, 2016 (Unaudited)		For the Fiscal Year Ended December 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	95,760	$899,683	750,022	$7,855,574
Reinvestment of distributions	—	—	142,722	1,354,380
Shares redeemed	(1,193,142)	(11,159,257)	(3,769,594)	(38,882,367)
	(1,097,382)	(10,259,574)	(2,876,850)	(29,672,413)
Class C Shares
Shares sold	108,061	959,418	153,384	1,513,060
Reinvestment of distributions	—	—	90,071	820,546
Shares redeemed	(554,869)	(4,981,868)	(1,235,995)	(12,149,296)
	(446,808)	(4,022,450)	(992,540)	(9,815,690)
Institutional Shares
Shares sold	4,745,662	44,766,396	7,376,472	76,080,653
Reinvestment of distributions	—	—	1,837,452	17,672,094
Shares redeemed	(7,617,332)	(72,319,758)	(16,507,674)	(172,589,919)
	(2,871,670)	(27,553,362)	(7,293,750)	(78,837,172)
Class IR Shares
Shares sold	55,735	534,066	63,902	681,900
Reinvestment of distributions	—	—	35,362	338,923
Shares redeemed	(407,853)	(3,836,575)	(1,596,497)	(16,636,857)
	(352,118)	(3,302,509)	(1,497,233)	(15,616,034)
Class R Shares
Shares sold	—	—	1,890	20,341
Reinvestment of distributions	—	—	34	321
Shares redeemed	—	—	(1,890)	(20,133)
	—	—	34	529
Class R6 Shares(a)
Shares sold	—	—	956	10,006
Reinvestment of distributions	—	—	35	334
Shares redeemed	—	—	—	(5)
	—	—	991	10,335
NET DECREASE	(4,767,978)	$(45,137,895)	(12,659,348)	$(133,930,445)

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SELECT SATELLITE FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Dynamic Commodity Strategy Fund

	For the Six Months Ended June 30, 2016 (Unaudited)		For the Fiscal Year Ended December 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,000	$11,928	18,211	$122,262
Shares redeemed	(6,861)	(42,595)	(2,559)	(15,429)
	(4,861)	(30,667)	15,652	106,833
Class C Shares
Shares sold	2,266	13,963	—	—
	2,266	13,963	—	—
Institutional Shares
Shares sold	—	—	86,965	641,926
Shares redeemed	(83,020)	(488,156)	(3,886)	(30,122)
	(83,020)	(488,156)	83,079	611,804
NET INCREASE (DECREASE)	(85,615)	$(504,860)	98,731	$718,637

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Managed Futures Strategy Fund

	For the Six Months Ended June 30, 2016 (Unaudited)		For the Fiscal Year Ended December 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,366,985	$45,633,575	2,665,760	$28,258,440
Reinvestment of distributions	—	—	85,521	871,464
Shares redeemed	(2,378,859)	(24,289,513)	(680,290)	(7,190,542)
	1,988,126	21,344,062	2,070,991	21,939,362
Class C Shares
Shares sold	253,363	2,586,422	227,775	2,350,890
Reinvestment of distributions	—	—	10,227	101,551
Shares redeemed	(71,554)	(709,013)	(25,775)	(259,704)
	181,809	1,877,409	212,227	2,192,737
Institutional Shares
Shares sold	4,328,560	45,892,243	1,773,788	18,961,451
Reinvestment of distributions	—	—	320,554	3,314,526
Shares redeemed	(1,999,818)	(20,945,019)	(2,660,604)	(28,531,911)
	2,328,742	24,947,224	(566,262)	(6,255,934)
Class IR Shares
Shares sold	1,806,489	19,084,501	628,007	6,730,109
Reinvestment of distributions	—	—	23,839	244,828
Shares redeemed	(518,365)	(5,340,609)	(61,745)	(652,304)
	1,288,124	13,743,892	590,101	6,322,633
Class R Shares
Shares sold	12,888	131,713	10,014	105,572
Reinvestment of distributions	—	—	700	7,072
Shares redeemed	(87)	(860)	(58)	(614)
	12,801	130,853	10,656	112,030
NET INCREASE	5,799,602	$62,043,440	2,317,713	$24,310,828

GOLDMAN SACHS SELECT SATELLITE FUNDS

Fund Expenses — Six Month Period Ended June 30, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 through June 30, 2016, which represents a period of 182 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Tracker Fund				Commodity Strategy Fund				Dynamic Allocation Fund				Dynamic Commodity Strategy Fund				Managed Futures Strategy Fund
Share Class	Beginning Account Value 01/01/16	Ending Account Value 06/30/16		Expenses Paid for the 6 Months Ended 06/30/16*	Beginning Account Value 01/01/16	Ending Account Value 06/30/16		Expenses Paid for the 6 Months Ended 06/30/16*	Beginning Account Value 01/01/16	Ending Account Value 06/30/16		Expenses Paid for the 6 Months Ended 06/30/16*	Beginning Account Value 01/01/16	Ending Account Value 06/30/16		Expenses Paid for the 6 Months Ended 06/30/16*	Beginning Account Value 01/01/16	Ending Account Value 06/30/16		Expenses Paid for the 6 Months Ended 06/30/16*
Class A
Actual	$1,000	$1,010.40		$5.15	$1,000	$1,101.90		$4.76	$1,000	$1,008.50		$5.79	$1,000	$1,069.90		$5.87	$1,000	$1,006.90		$7.53
Hypothetical 5% return	1,000	1,019.74	+	5.17	1,000	1,020.34	+	4.57	1,000	1,019.10	+	5.82	1,000	1,019.19	+	5.72	1,000	1,017.35	+	7.57
Class C
Actual	1,000	1,006.10		8.88	1,000	1,097.60		8.66	1,000	1,004.40		9.52	1,000	1,065.80		9.71	1,000	1,003.00		11.26
Hypothetical 5% return	1,000	1,016.01	+	8.92	1,000	1,016.61	+	8.32	1,000	1,015.37	+	9.57	1,000	1,015.47	+	9.47	1,000	1,013.63	+	11.31
Institutional
Actual	1,000	1,012.40		3.15	1,000	1,104.40		2.98	1,000	1,010.50		3.80	1,000	1,071.20		4.12	1,000	1,007.70		5.94
Hypothetical 5% return	1,000	1,021.73	+	3.17	1,000	1,022.03	+	2.87	1,000	1,021.08	+	3.82	1,000	1,020.89	+	4.02	1,000	1,018.95	+	5.97
Class IR
Actual	1,000	1,012.50		3.90	1,000	1,103.10		3.45	1,000	1,009.50		4.55	1,000	1,071.30		4.53	1,000	1,006.80		6.29
Hypothetical 5% return	1,000	1,020.98	+	3.92	1,000	1,021.58	+	3.32	1,000	1,020.34	+	4.57	1,000	1,020.49	+	4.42	1,000	1,018.60	+	6.32
Class R
Actual	1,000	1,009.40		6.39	1,000	1,100.50		6.06	1,000	1,007.50		7.04	1,000	1,068.60		7.15	1,000	1,004.90		8.77
Hypothetical 5% return	1,000	1,018.50	+	6.42	1,000	1,019.10	+	5.82	1,000	1,017.85	+	7.07	1,000	1,017.95	+	6.97	1,000	1,016.11	+	8.82
Class R6
Actual	1,000	1,012.40		3.20	1,000	1,103.50		2.88	1,000	1,010.50		3.80	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,021.68	+	3.22	1,000	1,022.13	+	2.77	1,000	1,021.08	+	3.82	N/A	N/A		N/A	N/A	N/A		N/A

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R	Class R6
Absolute Return Tracker	1.03%	1.78%	0.63%	0.78%	1.28%	0.64%
Commodity Strategy	0.91	1.66	0.57	0.66	1.16	0.5
Dynamic Allocation	1.16	1.91	0.76	0.91	1.41	0.76
Dynamic Commodity	1.14	1.89	0.8	0.88	1.39	N/A
Managed Futures Strategy	1.51	2.26	1.19	1.26	1.76	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs Dynamic Commodity Strategy Fund, and Goldman Sachs Managed Futures Strategy Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2016 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser (in the case of the Dynamic Commodity Strategy Fund); and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertaking of the Investment Adviser to waive certain fees (with respect to the Absolute Return Tracker and Dynamic Allocation Funds) and to limit certain expenses of the Fund that exceed a specified level;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and (except with respect to the Dynamic Commodity Strategy Fund) ratings compiled by the Outside Data Provider as of December 31, 2015, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2016. The information on each Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Dynamic Commodity Strategy Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Absolute Return Tracker, Dynamic Allocation, and Managed Futures Strategy Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees observed that the Absolute Return Tracker Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and three-year periods and in the third quartile for the five-year period; had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods; and had outperformed the average performance of a group of competitor funds, as determined by the Investment Adviser (the “Competitor Fund Average”), for the three- and five-year periods and had underperformed for the one-year period ended March 31, 2016. They observed that the Commodity Strategy Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group for the one-, three-, and five-year periods, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one-year period ended March 31, 2016. The Trustees noted that the Dynamic Allocation Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one-, three-, and five-year periods; had outperformed the Fund’s LIBOR-based benchmark index by 0.91% for the one-year period and had underperformed by 7.88% and 0.76%, respectively, for the three- and five-year periods; and had outperformed the Fund’s Competitor Fund Average for the three- and five-year periods and had underperformed for the one-year period ended March 31, 2016. They noted that the Dynamic Allocation Fund had certain significant differences from the

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Fund’s benchmark index that caused it to be an imperfect basis for comparison. They noted that the Dynamic Commodity Strategy Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-year period ended March 31, 2016. The Trustees noted that the Managed Futures Strategy Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period and in the third quartile for the three-year period; had outperformed the Fund’s LIBOR-based benchmark index by 0.60% and 1.23%, respectively, for the one- and three-year periods; and had outperformed the Fund’s Competitor Fund Average for the three-year period and had underperformed for the one-year period ended March 31, 2016. They also noted that the Absolute Return Tracker, Dynamic Allocation, and Managed Futures Strategy Funds had experienced certain portfolio management changes in 2015.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations) comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertaking to waive a portion of its management fees (with respect to the Absolute Return Tracker and Dynamic Allocation Funds) and to limit certain expenses of the Funds that exceed specified levels. The Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the entire management fee paid to the Investment Adviser as the investment adviser to each Fund’s wholly-owned subsidiary. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Managed Futures Strategy Fund that would have the effect of increasing total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-sensitive.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2015 and 2014, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Absolute Return Tracker Fund	Commodity Strategy Fund	Dynamic Allocation Fund	Dynamic Commodity Strategy Fund	Managed Futures Strategy Fund
First $1 billion	1.15%	0.50%	0.90%	0.80%	1.00%
Next $1 billion	1.04	0.50	0.81	0.80	0.90
Next $3 billion	0.99	0.45	0.77	0.72	0.86
Next $3 billion	0.97	0.43	0.75	0.68	0.84
Over $8 billion	0.95	0.42	0.74	0.67	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to waive a portion of its management fees (with respect to the Absolute Return Tracker and Dynamic Allocation

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Funds and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Absolute Return Tracker Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2017.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.12 trillion in assets under supervision as of June 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[4]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[5]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[6]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[7]
■	N-11 Equity Fund

Select Satellite8

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions8

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[9]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund

[1]	An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio. The Fund’s sponsor has no legal obligation to provide financial support to a money market portfolio, and you should not expect that the sponsor will provide financial support to the money market portfolio at any time.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[5]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[8]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
[9]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President, and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www. sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of June 30, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 59104-TMPL-08/2016 SELSATSAR-16 / 31K

Goldman Sachs Funds

Semi-Annual Report	June 30, 2016

Real Estate Securities Funds
Global Real Estate Securities
International Real Estate Securities
Real Estate Securities

Goldman Sachs Real Estate Securities Funds

■	GLOBAL REAL ESTATE SECURITIES

■	INTERNATIONAL REAL ESTATE SECURITIES

■	REAL ESTATE SECURITIES

Portfolio Management Discussions and Performance Summaries	1

Index Definitions	20

Schedules of Investments	21

Financial Statements	26

Financial Highlights	30

Notes to Financial Statements	36

Other Information	48

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

What Differentiates the Goldman Sachs

Real Estate Securities Investment Process?

The Goldman Sachs Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds seek to generate long-term growth of capital and dividend income by investing primarily in real estate industry companies, including REITs, on an international or domestic basis, respectively. REITs which offer daily liquidity have historically strong returns, low volatility and low correlation to traditional asset classes.

Goldman Sachs’ Real Estate Securities Investment Process

Buy high quality companies.

We seek to purchase those companies that combine strong market exposures, management teams, capital structures and growth prospects.

Buy at a reasonable price.

We seek to consistently select securities that are trading at discounts to their intrinsic value.

Diversification reduces risk.

We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

Team Based:

Portfolio decisions are made by the entire team.

Continuous Scrutiny:

Market, industry and company developments are reviewed daily.

Fundamental Analysis:

Portfolio holdings are determined by the risk/reward characteristics of an issuer and the team’s conviction in the overall business and management’s ability to create value.

Real estate securities portfolio that:

■	is a high quality portfolio that is strategically positioned for long-term growth potential

■	is a result of bottom-up stock selection with a focus on long-term investing

1

PORTFOLIO RESULTS

Goldman Sachs Global Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

The Goldman Sachs Global Real Estate Securities Fund (the “Fund’) launched on August 31, 2015. Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Fund’s performance and positioning for the six-month period ended June 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 6.19%, 5.84%, 6.39%, 6.31%, 5.98% and 6.39%, respectively. These returns compare to the 9.38% cumulative total return of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Index (total return, Gross USD, unhedged) (the “FTSE Index”) during the same period.

Q	What economic and market factors most influenced the global real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the global real estate securities market, as measured by the FTSE Index, gained 9.38%. Despite volatility driven by global macroeconomic concerns, U.S. real estate investment trusts (“REITs”) outperformed broader U.S. equities during the first half of 2016, as investors appreciated the asset class’ healthy operating fundamentals. At the company level, limited new supply across most property types, stable demand, and an accommodative financing environment provided a supportive backdrop for the asset class. Internationally, accommodative global monetary policies were supportive of the real estate securities market.

Canada and Australia were the top performing markets within the FTSE Index, while the U.K. was by far the weakest performer. Canada benefited from a rebound in commodity prices, and both Canada and Australia benefited from relatively stable rental rates and positive yield outlooks. For much of the Reporting Period, investors were cautious on the U.K. given concerns about the then-upcoming referendum about membership in the European Union, popularly known as the Brexit vote, and the uncertainty that referendum had created for businesses. Then, after the late-June 2016 vote, investors were surprised by the outcome of the U.K.’s Brexit vote to leave the European Union, driving its real estate securities market down further.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the FTSE Index during the Reporting Period. Stock selection in the U.K. and Canada contributed positively. Having an underweighted allocation to the U.K., the worst performer in the FTSE Index during the Reporting Period, also buoyed relative results. Offsetting these positive contributors was stock selection in the United States (U.S.), Japan and Continental Europe, which detracted most from the Fund’s relative results. Having a modestly overweighted allocation to Japan, which lagged the FTSE Index during the Reporting Period, and having a position in cash when the FTSE Index rallied also hurt performance.

Q	What were some of the Fund’s best-performing individual holdings?

A

Data center provider CyrusOne was the top positive contributor to the Fund’s performance. At the end of February 2016, its shares gained after CyrusOne reported fourth quarter 2015 earnings that exceeded consensus expectations. Later in the first quarter of 2016, the company announced plans to acquire a data center facility from CME Group, which we believe should be accretive to shareholder value. In addition, investors were constructive on its management’s description of a five-year plan to double both revenue and earnings before interest, taxes, depreciation and amortization (“EBITDA”). At the beginning of May 2016, CyrusOne reported first quarter 2016 results that were better than consensus expectations and raised the company’s full-year guidance. In our view, as cloud-based technology gains momentum, enterprises and cloud service providers will likely be required to lease additional space at data

2

PORTFOLIO RESULTS

centers. As a result, we believe CyrusOne is likely to benefit from continued demand growth. In addition, at the end of the Reporting Period, we viewed the strength of CyrusOne’s sales force and customer penetration among Fortune 1000 companies as meaningful competitive advantages. We were also optimistic on the company’s opportunity to increasingly provide its services to small and mid-size customers. Overall, at the end of the Reporting Period, we believed its stock presented a compelling risk/reward opportunity given what we view as its prospects for future growth.

A position in Japan Retail Fund Investment, a large Japan-based retail REIT, was also a top contributor to the Fund’s relative returns during the Reporting Period. Its shares gained after the Bank of Japan introduced negative interest rates at the end of January 2016. Despite market volatility seen during the Reporting Period and despite a gradual strengthening of the Japanese yen, each of which typically has an adverse effect on the sector, Japanese REITs, known as J-REITs, appreciated broadly given what many consider to be their attractive relative yield and ability to provide income in a lower yielding, uncertain environment. Indeed, this dynamic led to strong performance for large-cap J-REITs and in particular for Japan Retail Fund Investment during the Reporting Period. Overall, we remained positive at the end of the Reporting Period on the increase in investor demand for J-REITs, and we continued to be confident in Japan Retail Fund Investment’s high quality management team and portfolio of assets. However, following the stock’s substantial gains, its shares reached our price target, and so we exited the position in favor of opportunities where we saw greater risk-adjusted return potential.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	Hongkong Land Holdings, an owner and operator of office properties in Hong Kong, was the top detractor from the Fund’s results during the Reporting Period. Its shares declined largely due to concerns about the potential for cost rationalization to drive tenants from offices in central Hong Kong to offices located in the fringe areas of the city. Despite these concerns, at the end of the Reporting Period, we remained constructive on our outlook for rental rates and occupancy levels in the Hong Kong central business district. Additionally, we believe Hongkong Land Holdings is supported by the potential for meaningful pricing power given what we see as the strength of the company’s assets. Lastly, we remained positive on the company’s management team as well as, in our view, its distinguished status in the industry, earned from more than a century of dedicated focus on real estate operations.

Hammerson, a mall-owning REIT, was also a top detractor from the Fund’s performance during the Reporting Period. With the majority of its portfolio being located in the U.K. (with the remainder in France), Hammerson fell victim to the widespread selloff in the U.K. real estate securities market amidst the Brexit vote in late June 2016, which caused economic uncertainty and thus impacted stocks levered to the economy. We believe the mall subsector is not as exposed to tenant relocation as some of the other sectors in the U.K. REIT space.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Orix J-REIT, a diversified Japanese holding company. In our view, at the time of purchase, Orix J-REIT was reasonably valued based on our forward growth expectations for the company. Additionally, we are constructive on the company’s management team, and we have been encouraged by its focus on improving the company’s portfolio of assets.

We established a Fund position in Sumitomo Realty & Development, a Japan-based owner and developer of houses and condominiums. The company released its full fiscal year earnings in early May 2016 with revised earnings guidance for the next two years showing a more modest growth rate compared to its peers. Its lower growth guidance was generally attributed to its management’s conservative stance, including no rental growth for the subsector. We expect Sumitomo Realty to handily exceed its own expectations and to deliver its above-peer return on equity for the next one to two years.

In addition to the sale of Japan Retail Fund Investment, already mentioned, we sold the Fund’s position in Mitsui Fudosan during the Reporting Period. We had originally initiated the position in Mitsui Fudosan as we believed the company was well positioned to benefit from its Tokyo-based developments. Occupancy recovery and demand growth in the Japanese office market had been rather steady. However, following a broad pullback in Japanese C corporations, we eliminated the Fund’s position in Mitsui Fudosan and reallocated assets to ideas where we had higher conviction.

3

PORTFOLIO RESULTS

(A C corporation is a legal structure that businesses can choose to organize themselves under to limit their owners’ legal and financial liabilities. C corporations are an alternative to S corporations, where profits pass through to owners and are only taxed at the individual level, and limited liability companies, which provide the legal protections of corporations but are taxed like sole proprietorships.)

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, the Fund’s exposure to Continental Europe increased relative to the FTSE Index during the Reporting Period and its relative exposures to the U.K. and U.S. decreased. We also eliminated the Fund’s position in China during the Reporting Period, which is not a component of the FTSE Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a country perspective, the Fund was not overweighted relative to the FTSE Index in any real estate market and was underweighted relative to the FTSE Index only in the U.S. The Fund was rather neutrally weighted compared to the FTSE Index in the other constituent countries of the FTSE Index at the end of June 2016.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed that global REITs can continue to generate positive returns during the second half of 2016 given reasonable demand in most subsectors and the industry’s overall favorable supply picture.

In the U.S., while new supply is growing due to the attractive spread, or differential, between development yields and cap rates, it is still below demand, and we believe this could lead to further increases in occupancy levels and rental rates as well as higher re-leasing spreads on expiring leases. (Cap rate, or capitalization rate, is a rate of return on a real estate investment property based on the expected income that the property will generate. Capitalization rate is used to estimate the investor’s potential return on his or her investment.) In our view, this encouraging fundamental backdrop coupled with both a solid financing environment and a healthy transaction market could support additional gains by the REIT asset class. Furthermore, we believed at the end of the Reporting Period that a number of U.S. REITs were trading below their private market values, presenting management teams with a variety of strategic options to increase shareholder value. Separately, while we do expect interest rates to gradually move higher in the U.S., they remain low by historical standards, and we believe investors will likely continue to appreciate the yield and growth attributes of the REIT asset class. Unlike fixed income, the majority of REITs operate dynamic businesses, which can still create value and growth even with rising interest rates.

Outside of the U.S., policy makers and central bankers have enacted supportive measures to sustain growth and combat low inflation, in our view. We believe this dynamic may well continue through the second half of 2016, and consequently, it is our opinion that interest rates in many developed and emerging markets could remain low for an extended period of time. In our view, this favorable backdrop can benefit REITs in securing financing and deploying capital towards high quality projects, which could potentially drive future growth. In addition, the subdued environment in 2015 kept new real estate development at lower levels, leading the consensus to a rather stable yield and growth outlook for the asset class going forward.

As fundamental, bottom-up investors, we believe we are seeing opportunities that go beyond the headline risks associated with certain regions. We intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound reinvestment strategy. Overall, we believe that global REITs can continue to offer attractive risk-adjusted returns, relative to fixed income in particular, given their potential yield, diversification and inflation hedge benefits.

4

FUND BASICS

Global Real Estate Securities Fund

as of June 30, 2016

PERFORMANCE REVIEW
January 1, 2016–June 30, 2016	Fund Total Return (based on NAV)[1]	FTSE EPRA-NAREIT Developed Index (Gross, USD, Unhedged)[2]
Class A	6.19%	9.38%
Class C	5.84	9.38
Institutional	6.39	9.38
Class IR	6.31	9.38
Class R	5.98	9.38
Class R6	6.39	9.38

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The FTSE EPRA/NAREIT Developed Index is designed to measure the stock performance of companies engaged in specific real estate activities of the North American, European and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	Since Inception	Inception Date
Class A	6.10%	8/31/15
Class C	10.55	8/31/15
Institutional	12.57	8/31/15
Class IR	12.46	8/31/15
Class R	11.96	8/31/15
Class R6	12.59	8/31/15

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.40%	13.61%
Class C	2.15	14.38
Institutional	1.00	13.24
Class IR	1.15	13.39
Class R	1.65	13.87
Class R6	0.98	13.22

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/16[5]
Holding	% of Total Net Assets	Subsectors	Country
Simon Property Group, Inc. (REIT)	6.4%	Retail	United States
AvalonBay Communities, Inc. (REIT)	3.7	Residential	United States
Public Storage (REIT)	3.7	Industrial	United States
Boston Properties, Inc. (REIT)	3.4	Office	United States
Vonovia SE	3.4	Residential	Germany
Ventas, Inc. (REIT)	3.3	Health Care	United States
Orix JREIT, Inc. (REIT)	3.2	Diversified	Japan
Vornado Realty Trust (REIT)	3.0	Diversified	United States
Klepierre (REIT)	2.9	Retail	France
Sumitomo Realty & Development Co. Ltd.	2.7	Office	Japan

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of June 30, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

7

PORTFOLIO RESULTS

Goldman Sachs International Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs International Real Estate Securities Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R6 Shares generated cumulative total returns, without sales charges, of 1.92%, 1.57%, 2.19%, 2.09% and 2.03%, respectively. These returns compare to the 5.91% cumulative total return of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed ex US Real Estate Index (Gross, USD, Unhedged) (the “Real Estate Index”) during the same period.

Q	What economic and market factors most influenced the international real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the international real estate securities market, as measured by the Real Estate Index, underperformed the U.S. real estate securities market, as measured by the Wilshire Real Estate Securities Index (with dividends reinvested), by nearly five percentage points, but outperformed the broad international equity market, as measured by the MSCI EAFE® Index (net), by more than ten percentage points.

During the first quarter of 2016, the Real Estate Index increased solidly. Accommodative global monetary policies were supportive of the international real estate securities market. During the first quarter of 2016, Canada and Australia were the top performing markets in the Real Estate Index, while Hong Kong and the U.K. underperformed. Canada benefited from a rebound in commodity prices, while investors were cautious on the U.K. given concerns about the then-upcoming referendum about membership in the European Union, popularly known as the Brexit vote, and the uncertainty that referendum had created for businesses.

The Real Estate Index then posted virtually flat, albeit modestly positive, returns during the second quarter of 2016.

For the second quarter of 2016, Canada and Australia were again the top performing markets, and the U.K. was among the weakest markets in the Real Estate Index. Continental Europe also underperformed the Real Estate Index during the second quarter of 2016. Canada and Australia each benefited from relatively stable rental rates and positive yield outlooks, providing support and stability during the volatile quarter, while investors were surprised by the outcome of the U.K.’s Brexit vote to leave the European Union.

For the Reporting Period overall, the strongest markets in the Real Estate Index were Canada, Australia, New Zealand and Israel. Conversely, the only country within the Real Estate Index to post negative returns during the Reporting Period as a whole was the U.K.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While absolute returns were positive, the Fund underperformed the Real Estate Index on a relative basis during the Reporting Period. Stock selection in Japan detracted most from the Fund’s relative results. Stock selection in Continental Europe, Australia, the U.K. and Hong Kong also was weak, albeit less so. Having an underweighted allocation to Canada, the strongest performer in the Real Estate Index during the Reporting Period, and having exposure to China, which is not a component of the Real Estate Index and which underperformed the Real Estate Index, also hurt. Having a position in cash when the Real Estate Index rallied further dampened relative results. Partially offsetting these detractors was stock selection in Singapore and Canada, which contributed positively but modestly. Having an underweighted allocation to the U.K., the weakest constituent of the Real Estate Index during the Reporting Period, also buoyed results.

8

PORTFOLIO RESULTS

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	Kennedy Wilson Real Estate, which owns assets in the U.K., Ireland and Spain, was the top detractor from the Fund’s performance during the Reporting Period. We believe its stock performed poorly primarily because of its association with the U.K. economy. Approximately 60% of its portfolio is in the U.K., and the Brexit referendum led to uncertainty that brushed broadly many companies with ties to the U.K. economy. At the end of the Reporting Period, we were concerned about the U.K. economy post-Brexit, but we believed the Kennedy Wilson Real Estate’s portfolio of assets has long leases, i.e. more than seven years on average, and is well leased, with approximately 96% occupancy, and thus provides some level of security. We also remained positive on the company’s prospects in Spain and Ireland, as both economies, in our view, have been doing well and should continue to grow.

Shares of Derwent London, a real estate investment trust (“REIT”) with a focus on the central London commercial, residential and office development market, declined significantly during the Reporting Period largely due to negative investor sentiment surrounding the Brexit referendum. In our view, these concerns were being overly discounted into the stock’s valuation, and we believed investors were not fully appreciating what we considered to be the company’s attractive fundamentals. In addition, we were encouraged that vacancy rates remained low, and rental rates were strong for Derwent London during the Reporting Period. Nevertheless, following the market volatility after the U.K. referendum vote, we decided to exit the position in favor of opportunities with what we felt presented greater upside potential.

Q	What were some of the Fund’s best-performing individual holdings?

A	During the Reporting Period, a position in Japan Retail Fund Investment, a large Japan-based retail REIT, was the top contributor to the Fund’s relative returns. Its shares gained after the Bank of Japan introduced negative interest rates at the end of January 2016. Despite market volatility seen during the Reporting Period and despite a gradual strengthening of the Japanese yen, each of which typically has an adverse effect on the sector, Japanese REITs, known as J-REITs, appreciated broadly given what many consider to be their attractive relative yield and ability to provide income in a lower yielding, uncertain environment. Indeed, this dynamic led to strong performance for large-cap J-REITs and in particular for Japan Retail Fund Investment during the Reporting Period. Overall, we remained positive at the end of the Reporting Period on the increase in investor demand for J-REITs, and we continued to be confident in Japan Retail Fund Investment’s high quality management team and portfolio of assets.

Comforia Residential REIT, a multifamily REIT in Tokyo, was also a top contributor to the Fund’s relative returns. It performed well given a scenario in Japan of relatively little supply risk and demand that remained strong. Strong demand in the Tokyo market was largely a reflection of the spring season wage uplift, while the broader working age group in Tokyo remained favorable toward renting due to the flexibility it affords.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a new Fund position in Cheung Kong Property Holdings, a diversified property development company in China, at what we viewed as a compelling valuation following a period of weakness. Looking forward, we are positive on the business’ strong potential for recurring cash flow and healthy balance sheets. In addition, we believe the company’s management team is likely to make accretive investment and development decisions in the years ahead.

We initiated a Fund position in Dexus Property Group, an Australian-based office REIT. In our view, Sydney’s office down-cycle has come to an end given that the office inventory has been reduced due to residential conversion. In addition, we are positive on Dexus Property Group as demand has sequentially improved for several quarters driven largely by a broad spectrum of tenants.

In addition to the sale of Derwent London already mentioned, we exited the Fund’s position in Link Real Estate Investment Trust, a shopping center REIT based in Hong Kong. Following the stock’s gains during the Reporting Period, its shares reached our price target, and so we decided to sell the position in favor of opportunities with what we believed to have greater upside potential.

9

PORTFOLIO RESULTS

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to Continental Europe increased relative to the Real Estate Index, and its exposure to the U.K. and Singapore decreased relative to the Real Estate Index. We also eliminated the Fund’s position in China during the Reporting Period, which is not a component of the Real Estate Index. The Fund’s position in cash increased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a country perspective, the Fund was overweight relative to the Real Estate Index in Continental Europe and was underweighted relative to the Real Estate Index in Singapore and the U.K. The Fund was rather neutrally weighted compared to the Real Estate Index in the other constituent countries of the Real Estate Index at the end of June 2016.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed that international REITs can continue to generate positive returns during the second half of 2016 given reasonable demand in most subsectors and the industry’s overall favorable supply picture. In addition, overall, we believe the global environment remains supportive of REIT fundamentals. A macroeconomic backdrop of low economic growth and interest rates that will likely be “lower for even longer” should, in our view, have a positive effect on investor appetite and on the financing environment, which is particularly important given the capital intensive nature of the real estate asset class. We believe this favorable backdrop can benefit REITs in securing financing and deploying capital towards high quality projects, which could potentially drive future growth. While there are some headwinds stemming from the Brexit news impacting international REITs, especially for the European exposed names, we believe the positives will likely outweigh the negatives. Additionally, the upcoming sector reclassification in the broad equity indices that will break out real estate from the financials sector into its own independent sector, anticipated changes in the Foreign Investment in Real Property Tax Act (“FIRPTA”), and a wall of capital, or large amount of money available for investment, in the private market should provide additional support, in our opinion.

Looking ahead, we believe REITs can continue to offer attractive risk-adjusted returns, relative to fixed income in particular, given their potential yield, growth, diversification and inflation hedge benefits. On a stock by stock basis, we believe opportunities abound around the world, as both listed and unlisted real estate offer high and stable income for REITs to capture. As fundamental, bottom-up investors, we believe we are seeing opportunities that go beyond the headline risks associated with certain regions. We intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound reinvestment strategy.

10

FUND BASICS

International Real Estate Securities Fund

as of June 30, 2016

PERFORMANCE REVIEW
January 1, 2016–June 30, 2016	Fund Total Return (based on NAV)[1]	FTSE EPRA/NAREIT Developed ex US Real Estate Index (Gross, USD, Unhedged)[2]
Class A	1.92%	5.91%
Class C	1.57	5.91
Institutional	2.19	5.91
Class IR	2.09	5.91
Class R6	2.03	5.91

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The FTSE EPRA/NAREIT Developed ex US Real Estate Index (Gross, USD, Unhedged) is a market capitalization weighted index comprised of REITs and non-REITs within the international (global ex U.S.) real estate securities market. The market capitalization for each constituent is adjusted for free float. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Five Year	Since Inception	Inception Date
Class A	-7.92%	2.49%	-0.18%	7/31/06
Class C	-4.21	2.91	-0.33	7/31/06
Institutional	-2.01	4.08	0.66	7/31/06
Class IR	-2.40	3.92	-1.92	11/30/07
Class R6	N/A	N/A	-3.10	7/31/15

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end or cumulative total returns for periods of 1 year or less. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

11

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.39%	1.62%
Class C	2.14	2.37
Institutional	0.99	1.22
Class IR	1.14	1.37
Class R6	0.97	1.15

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/16[5]
Holding	% of Total Net Assets	Line of Business	Country
Mitsubishi Estate Co. Ltd.	6.3%	Diversified	Japan
Unibail-Rodamco SE (REIT)	5.8	Retail	France
Vonovia SE	5.7	Residential	Germany
Sun Hung Kai Properties Ltd.	5.4	Diversified	Hong Kong
Sumitomo Realty & Development Co. Ltd.	4.8	Office	Japan
Cheung Kong Property Holdings Ltd.	4.7	Diversified	Hong Kong
Klepierre (REIT)	4.2	Retail	France
Dexus Property Group (REIT)	3.5	Diversified	Australia
Orix JREIT, Inc. (REIT)	3.4	Diversified	Japan
Mitsui Fudosan Co. Ltd.	3.0	Office	Japan

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

12

FUND BASICS

FUND VS. BENCHMARK COUNTRY ALLOCATION[6]
As of June 30, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

13

PORTFOLIO RESULTS

Goldman Sachs Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Real Estate Securities Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 9.73%, 9.34%, 9.99%, 9.63%, 9.86%, 9.59% and 9.93%, respectively. These returns compare to the 11.61% cumulative total return of the Fund’s benchmark, the Wilshire Real Estate Securities Index (the “Wilshire Index”) during the same period.

Q	What economic and market factors most influenced the U.S. real estate securities market as a whole during the Reporting Period?

A	The U.S. real estate securities market, as represented by the Wilshire Index, posted robust positive absolute returns during the Reporting Period that significantly outperformed the broad U.S. equity market, as represented by the S&P 500® Index, which was up 3.84% for the same period.

Throughout the first half of 2016, the Wilshire Index increased solidly. Despite volatility driven by global macroeconomic concerns, U.S. real estate investment trusts (“REITs”) outperformed broader U.S. equities during the Reporting Period, as investors appreciated the asset class’ healthy operating fundamentals. At the company level, limited new supply across most property types, stable demand, and an accommodative financing environment provided a supportive backdrop for the asset class.

For the first quarter of 2016, self-storage and retail were the top performing subsectors, while the office and health care subsectors underperformed the broader REIT market most but still finished in positive territory. Self-storage performed well as investors were positive on the subsector’s strong fundamentals, while concerns about new supply and softer employment growth in certain markets impacted valuations in the office subsector. For the second quarter of 2016, industrial and health care were the top performing subsectors, while self-storage and leisure underperformed the Wilshire Index most. The industrial subsector benefited from e-commerce trends that have supported demand in a number of key markets nationally. Following a span of strong performance, investor concerns about potentially weaker fundamentals in self-storage negatively affected valuations in that subsector.

For the Reporting Period overall, the strongest subsector in the Wilshire Index by a wide margin was industrial. Conversely, the leisure subsector was the weakest performer within the Wilshire Index during the Reporting Period, though still posting a positive absolute return.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid positive absolute returns during the Reporting Period but underperformed the return of the Wilshire Index. Detracting most from the Fund’s relative results was stock selection in the retail and leisure subsectors. Stock selection in the self-storage and health care subsectors was also weak, albeit less so. Having an underweighted exposure to the industrial subsector, the strongest in the Wilshire Index during the Reporting Period, and an overweighted exposure to the self-storage subsector, which was the second-weakest performer in the Wilshire Index during the Reporting Period, also hurt. Having a position in cash during a Reporting Period when the Wilshire Index rallied further dampened relative results. Partially offsetting these detractors was effective individual stock selection in the office subsector, which contributed positively to relative returns. Having an underweighted allocation to the multifamily subsector, which significantly lagged the Wilshire Index during the Reporting Period, also boosted the Fund’s relative results.

14

PORTFOLIO RESULTS

Q	What were some of the Fund’s weakest-performing individual holdings?

A	Chesapeake Lodging Trust, an owner of upscale hotels in key gateway markets in the U.S., was the top detractor from the Fund’s relative returns during the Reporting Period. In our view, Chesapeake Lodging Trust’s underperformance of the Wilshire Index was largely driven by the broad-based headwinds impacting the entire lodging industry. These headwinds included fears of new supply as well as concerns about the recent strength of the U.S. dollar and its potential impact on international travelers. Chesapeake Lodging Trust has long been speculated as a potential acquisition candidate; the fact that an acquisition has not occurred has disappointed investors. At the end of the Reporting Period, we maintained high conviction in Chesapeake Lodging Trust’s strategy and assets over the remainder of this hotel cycle. We believe its hotels are located in attractive locations, and the company has completed several large-scale renovations, which we view as value enhancing.

AvalonBay Communities, a residential REIT, was a top detractor from the Fund’s results during the Reporting Period. In our opinion, its weak performance was caused by investor concerns about AvalonBay Communities’ competitor, Equity Residential, and its revisions to guidance, which were based on a possible slowdown in their shared markets, New York and San Francisco. Despite its recent weakness, we continued to view AvalonBay Communities favorably at the end of the Reporting Period due to what we see as its balanced suburban/urban mix within the coastal markets. We view this balanced portfolio as less exposed to the markets where rent fatigue concerns are most prevalent. Longer term, we believe AvalonBay Communities may well benefit from what we perceive as its high quality portfolio, strong balance sheet and ability to grow net asset value through accretive development.

Q	What were some of the Fund’s best-performing individual holdings?

A	Data center provider CyrusOne was the top positive contributor to the Fund’s performance. At the end of February 2016, its shares gained after CyrusOne reported fourth quarter 2015 earnings that exceeded consensus expectations. Later in the first quarter of 2016, the company announced plans to acquire a data center facility from CME Group, which we believe should be accretive to shareholder value. In addition, investors were constructive on its management’s description of a five-year plan to double both revenue and earnings before interest, taxes, depreciation and amortization (“EBITDA”). At the beginning of May 2016, CyrusOne reported first quarter 2016 results that were better than consensus expectations and raised the company’s full-year guidance. In our view, as cloud-based technology gains momentum, enterprises and cloud service providers will likely be required to lease additional space at data centers. As a result, we believe CyrusOne is likely to benefit from continued demand growth. In addition, at the end of the Reporting Period, we viewed the strength of CyrusOne’s sales force and customer penetration among Fortune 1000 companies as meaningful competitive advantages. We were also optimistic on the company’s opportunity to increasingly provide its services to small and mid-size customers. Overall, at the end of the Reporting Period, we believed its stock presented a compelling risk/reward opportunity given what we view as its prospects for future growth.

Equity Residential, a multifamily REIT, was also a top contributor to the Fund’s performance during the Reporting Period. Its strong contribution can be attributed to the Fund’s underweighted position in its stock relative to the Wilshire Index. Equity Residential posted negative returns during the Reporting Period, attributable to its heavy exposure to the New York and San Francisco markets, which have had an influx of new, first-class product coming online. Equity Residential’s upper management also revised guidance downward, explaining the revision as an underestimation of supply pressure, causing Equity Residential to offer concessions to new leases and renewals.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we established a Fund position in Equinix, a data center provider REIT. In our view, Equinix is well positioned to benefit from what we believe will be continued demand for data storage. We see global scale as an additional positive as it is widely thought that international markets are behind the U.S. in terms of cloud adoption. Further, we believe Equinix has assets that are expected to be well protected from new supply.

We initiated a Fund position in Taubman Centers, an owner of regional malls and shopping centers. In our view, shares of Taubman Centers had been under pressure due to concerns about the company’s development pipeline and a large

15

PORTFOLIO RESULTS

redevelopment that may come at low initial returns. We believe these fears were being overly discounted into the stock’s valuation and investors were not fully appreciating what we see as Taubman Center’s high quality assets and its embedded net operating income growth from developments. Additionally, among malls, we view Taubman Centers as more insulated than many of its peers from persistent retailer and department store concerns given the company’s greater exposure to the high-end consumer.

During the Reporting Period, we exited the Fund’s position in Highwoods Properties, an owner of office properties. While there continued to be strength in demand in its Sunbelt markets and we were observing faster employment growth relative to other parts of the country, the rent growth over the last 18 to 24 months was starting to attract new supply, especially in its two largest markets, Raleigh and Atlanta. As a result, we exited the position and transitioned capital into higher conviction ideas.

We eliminated the Fund’s position in American Tower, a provider of wireless communications infrastructure. We still believe its fundamentals are healthy overall. However, after a period of strong performance, its shares were nearing our long-term price target and so we opted to sell.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making real estate subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its real estate subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the retail subsector increased relative to the Wilshire Index and its exposure to the health care, industrials and what is termed as the “other” subsectors decreased relative to the Wilshire Index. The Fund’s position in cash also increased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a subsector perspective, the Fund had an overweighted exposure compared to the Wilshire Index in the self-storage, leisure, retail and commercial subsectors at the end of the Reporting Period. The Fund was underweighted compared to its benchmark index in the multifamily, healthcare and in the “other” subsectors within the Wilshire Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed that U.S. REITs can continue to generate positive returns during the second half of 2016 given reasonable demand in most subsectors. While new supply is growing due to the attractive spread, or differential, between development yields and cap rates, it is still below demand, and we believe this could lead to further increases in occupancy levels and rental rates as well as higher re-leasing spreads on expiring leases. (Cap rate, or capitalization rate, is a rate of return on a real estate investment property based on the expected income that the property will generate. Capitalization rate is used to estimate the investor’s potential return on his or her investment.)

In our view, this encouraging fundamental backdrop coupled with both a solid financing environment and a healthy transaction market could support additional gains by the REIT asset class. Furthermore, we believed at the end of the Reporting Period that a number of REITs could experience increased investor demand due to record levels of private capital that has yet to be invested, foreign and institutional investors increasing their allocations to the space, and the upcoming sector reclassification in the broad U.S. equity indices that will break out real estate from the financials sector into its own independent sector. In addition, we believe in the current low economic growth and low interest rate environment that the investment attributes of the asset class should continue to be viewed favorably by investors, especially relative to fixed income. Overall, we believe that REITs can continue to provide investors with attractive risk-adjusted returns given the potential yield, growth, diversification and inflation hedge benefits the REIT asset class can provide.

As fundamental, bottom-up investors, we intend to continue to focus our approach on those companies that have strong balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team.

16

FUND BASICS

Real Estate Securities Fund

as of June 30, 2016

PERFORMANCE REVIEW
January 1, 2016–June 30, 2016	Fund Total Return (based on NAV)[1]	Wilshire U.S. Real Estate Securities Index[2]
Class A	9.73%	11.61%
Class C	9.34	11.61
Institutional	9.99	11.61
Service	9.63	11.61
Class IR	9.86	11.61
Class R	9.59	11.61
Class R6	9.93	11.61

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Wilshire U.S. Real Estate Securities Index is an unmanaged market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies. The figures do not reflect any fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	13.63%	10.37%	5.34%	9.86%	7/27/98
Class C	18.30	10.79	5.16	9.41	7/27/98
Institutional	20.71	12.07	6.38	10.67	7/27/98
Service	20.05	11.50	5.82	10.13	7/27/98
Class IR	20.50	11.89	N/A	6.71	11/30/07
Class R	19.91	11.35	N/A	6.20	11/30/07
Class R6	N/A	N/A	N/A	13.94	7/31/15

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end or cumulative total returns for periods of 1 year or less. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.31%	1.51%
Class C	2.06	2.26
Institutional	0.91	1.11
Service	1.41	1.61
Class IR	1.06	1.26
Class R	1.56	1.77
Class R6	0.89	1.07

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/16[5]
Holding	% of Total Net Assets	Subsectors
Simon Property Group, Inc. (REIT)	11.5%	Retail
Public Storage (REIT)	7.2	Self Storage
AvalonBay Communities, Inc. (REIT)	6.3	Multifamily
Vornado Realty Trust (REIT)	5.5	Commercial
Boston Properties, Inc. (REIT)	5.3	Commercial
Ventas, Inc. (REIT)	4.7	Health Care
Equinix, Inc. (REIT)	4.2	Commercial
Mid-America Apartment Communities, Inc. (REIT)	4.2	Multifamily
Brixmor Property Group, Inc. (REIT)	3.8	Retail
Post Properties, Inc. (REIT)	3.5	Multifamily

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

18

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of June 30, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

19

INDEX DEFINITIONS

Index Definitions:

S&P® 500 Index: The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

MSCI EAFE® Index: The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2, 2014, the MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

20

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 96.5%
Australia – 5.8%
72,680	Charter Hall Group (REIT) (Diversified)	$276,901
73,022	Dexus Property Group (REIT) (Diversified)	495,503
99,372	Mirvac Group (REIT) (Diversified)	151,130
121,951	Vicinity Centres (REIT) (Retail)	304,249

		1,227,783

Canada – 2.8%
15,277	RioCan Real Estate Investment Trust (REIT) (Retail)	346,820
8,517	Smart Real Estate Investment Trust (REIT) (Retail)	251,828

		598,648

Finland – 1.1%
100,661	Citycon OYJ (Retail)	229,286

France – 4.4%
3,576	Fonciere Des Regions (REIT) (Diversified)	316,069
13,865	Klepierre (REIT) (Retail)	611,796

		927,865

Germany – 3.4%
19,683	Vonovia SE (Residential)	718,704

Hong Kong – 5.6%
47,500	Cheung Kong Property Holdings Ltd. (Diversified)	299,281
63,500	Hongkong Land Holdings Ltd. (Office)	381,141
43,000	Sun Hung Kai Properties Ltd. (Diversified)	518,963

		1,199,385

Japan – 11.8%
144	Comforia Residential REIT, Inc. (REIT) (Residential)	323,872
27,000	Mitsubishi Estate Co. Ltd. (Diversified)	495,255
389	Orix JREIT, Inc. (REIT) (Diversified)	669,930
25,800	Sekisui House Ltd. (Residential)	451,812
21,000	Sumitomo Realty & Development Co. Ltd. (Office)	569,465

		2,510,334

Singapore – 2.5%
46,700	City Developments Ltd. (Diversified)	283,789
199,000	Fortune Real Estate Investment Trust (REIT) (Retail)	237,797

		521,586

Spain – 1.4%
28,133	Merlin Properties Socimi SA (REIT) (Diversified)	296,885

Switzerland – 1.4%
2,998	PSP Swiss Property AG (Registered) (Office)	290,885

Common Stocks – (continued)
United Kingdom – 3.6%
26,135	Big Yellow Group PLC (REIT) (Industrial)	$272,143
39,599	Hammerson PLC (REIT) (Retail)	285,215
26,239	The UNITE Group PLC (Other)	217,062

		774,420

United States – 52.7%
11,721	Acadia Realty Trust (REIT) (Retail)	416,330
4,372	AvalonBay Communities, Inc. (REIT) (Residential)	788,665
5,462	Boston Properties, Inc. (REIT) (Office)	720,438
18,606	Brixmor Property Group, Inc. (REIT) (Retail)	492,315
6,490	Care Capital Properties, Inc. (REIT) (Health Care)	170,103
11,654	Chesapeake Lodging Trust (REIT) (Hotels)	270,955
9,608	CyrusOne, Inc. (REIT) (Office)	534,781
21,871	DDR Corp. (REIT) (Retail)	396,740
3,494	EastGroup Properties, Inc. (REIT) (Industrial)	240,806
2,455	Federal Realty Investment Trust (REIT) (Retail)	406,425
5,306	HCP, Inc. (REIT) (Health Care)	187,726
6,501	Highwoods Properties, Inc. (REIT) (Office)	343,253
5,337	Mid-America Apartment Communities, Inc. (REIT) (Residential)	567,857
5,579	Pebblebrook Hotel Trust (REIT) (Hotels)	146,449
7,863	Post Properties, Inc. (REIT) (Residential)	480,036
3,614	Prologis, Inc. (REIT) (Industrial)	177,231
3,068	Public Storage (REIT) (Industrial)	784,150
14,210	RLJ Lodging Trust (REIT) (Hotels)	304,805
6,282	Simon Property Group, Inc. (REIT) (Retail)	1,362,566
4,284	Sovran Self Storage, Inc. (REIT) (Industrial)	449,477
2,995	Taubman Centers, Inc. (REIT) (Retail)	222,229
9,611	Ventas, Inc. (REIT) (Health Care)	699,873
6,425	Vornado Realty Trust (REIT) (Diversified)	643,271
4,981	Welltower, Inc. (REIT) (Health Care)	379,403

		11,185,884

TOTAL COMMON STOCKS
(Cost $18,893,826)		$20,481,665

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Shares	Distribution Rate	Value
Investment Company(a)(b) – 4.4%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
937,607	0.299%	$937,607
(Cost $937,607)

TOTAL INVESTMENTS – 100.9%
(Cost $19,831,433)		$21,419,272

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(180,723)

NET ASSETS – 100.0%		$21,238,549

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an affiliated issuer.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 96.6%
Australia – 12.9%
1,603,694	Charter Hall Group (REIT) (Diversified)	$6,109,860
1,640,558	Dexus Property Group (REIT) (Diversified)	11,132,273
5,012,683	Mirvac Group (REIT) (Diversified)	7,623,517
1,914,264	The GPT Group (REIT) (Diversified)	7,784,641
3,422,742	Vicinity Centres (REIT) (Retail)	8,539,225

		41,189,516

Canada – 5.9%
87,474	Allied Properties Real Estate Investment Trust (REIT) (Office)	2,618,905
60,603	Canadian Real Estate Investment Trust (REIT) (Diversified)	2,265,664
45,669	Granite Real Estate Investment Trust (REIT) (Industrial)	1,369,770
201,990	H&R Real Estate Investment Trust (REIT) (Diversified)	3,519,327
243,942	RioCan Real Estate Investment Trust (REIT) (Retail)	5,538,000
119,186	Smart Real Estate Investment Trust (REIT) (Retail)	3,524,057

		18,835,723

Finland – 1.2%
1,643,245	Citycon OYJ (Retail)	3,742,997

France – 12.1%
76,442	Fonciere Des Regions (REIT) (Diversified)	6,756,412
299,671	Klepierre (REIT) (Retail)	13,223,059
71,368	Unibail-Rodamco SE (REIT) (Retail)	18,462,478

		38,441,949

Germany – 5.7%
495,228	Vonovia SE (Residential)	18,082,739

Hong Kong – 15.9%
2,357,000	Cheung Kong Property Holdings Ltd. (Diversified)	14,850,638
2,977,000	Fortune Real Estate Investment Trust (REIT) (Retail)	3,557,391
1,519,100	Hongkong Land Holdings Ltd. (Office)	9,257,449
7,451,400	Mapletree Greater China Commercial Trust (REIT) (Retail)	5,605,614
1,434,475	Sun Hung Kai Properties Ltd. (Diversified)	17,312,521

		50,583,613

Japan – 25.7%
3,378	Comforia Residential REIT, Inc. (REIT) (Residential)	7,597,494
3,333	Japan Retail Fund Investment Corp. (REIT) (Retail)	8,510,707

Common Stocks – (continued)
Japan – (continued)
1,099,000	Mitsubishi Estate Co. Ltd. (Diversified)	$20,158,731
418,000	Mitsui Fudosan Co. Ltd. (Office)	9,593,429
6,278	Orix JREIT, Inc. (REIT) (Diversified)	10,811,882
375,200	Sekisui House Ltd. (Residential)	6,570,534
558,000	Sumitomo Realty & Development Co. Ltd. (Office)	15,131,490
811	Top REIT, Inc. (REIT) (Diversified)	3,278,096

		81,652,363

Netherlands – 1.0%
68,872	Wereldhave NV (REIT) (Diversified)	3,111,392

Norway – 0.6%
211,495	Entra ASA (Office)(a)	1,992,707

Singapore – 1.9%
982,600	City Developments Ltd. (Diversified)	5,971,111

Spain – 1.8%
529,375	Merlin Properties Socimi SA (REIT) (Diversified)	5,586,446

Sweden – 1.5%
296,423	Hufvudstaden AB Class A (Diversified)	4,652,498

Switzerland – 2.3%
76,182	PSP Swiss Property AG (Registered) (Office)	7,391,653

United Kingdom – 8.1%
394,285	Big Yellow Group PLC (REIT) (Industrial)	4,105,677
884,794	Hammerson PLC (REIT) (Retail)	6,372,797
327,127	Helical Bar PLC (Diversified)	1,238,963
368,850	Kennedy Wilson Europe Real Estate PLC (Other)	4,736,323
666,907	The British Land Co. PLC (REIT) (Diversified)	5,414,813
480,876	The UNITE Group PLC (Other)	3,978,046

		25,846,619

TOTAL INVESTMENTS – 96.6%
(Cost $313,634,040)		$307,081,326

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.4%		10,931,687

NET ASSETS – 100.0%		$318,013,013

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,992,707, which represents approximately 0.6% of net assets as of June 30, 2016.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 97.0%
Commercial – 27.3%
90,773	Alexandria Real Estate Equities, Inc. (REIT)	$9,396,821
209,641	Boston Properties, Inc. (REIT)	27,651,648
280,425	CyrusOne, Inc. (REIT)	15,608,456
108,957	EastGroup Properties, Inc. (REIT)	7,509,316
56,865	Equinix, Inc. (REIT)	22,048,266
237,344	Liberty Property Trust (REIT)	9,427,304
278,574	Prologis, Inc. (REIT)	13,661,269
82,969	SL Green Realty Corp. (REIT)	8,833,709
285,490	Vornado Realty Trust (REIT)	28,583,259

		142,720,048

Health Care – 11.1%
245,305	Care Capital Properties, Inc. (REIT)	6,429,444
284,689	HCP, Inc. (REIT)	10,072,297
333,677	Ventas, Inc. (REIT)	24,298,359
221,592	Welltower, Inc. (REIT)	16,878,663

		57,678,763

Leisure – 6.9%
603,082	Chesapeake Lodging Trust (REIT)	14,021,657
345,977	Pebblebrook Hotel Trust (REIT)	9,081,896
599,869	RLJ Lodging Trust (REIT)	12,867,190

		35,970,743

Multifamily – 15.4%
181,666	AvalonBay Communities, Inc. (REIT)	32,770,730
113,197	Equity Residential (REIT)	7,797,009
204,791	Mid-America Apartment Communities, Inc. (REIT)	21,789,762
296,790	Post Properties, Inc. (REIT)	18,119,030

		80,476,531

Other – 0.7%
142,618	Toll Brothers, Inc.*	3,837,850

Retail – 25.3%
247,118	Acadia Realty Trust (REIT)	8,777,631
755,264	Brixmor Property Group, Inc. (REIT)	19,984,286
881,020	DDR Corp. (REIT)	15,981,703
102,544	Federal Realty Investment Trust (REIT)	16,976,159
277,978	Simon Property Group, Inc. (REIT)	60,293,428
134,941	Taubman Centers, Inc. (REIT)	10,012,622

		132,025,829

Self Storage – 10.3%
147,479	Public Storage (REIT)	37,694,158
153,598	Sovran Self Storage, Inc. (REIT)	16,115,502

		53,809,660

TOTAL INVESTMENTS – 97.0%
(Cost $337,748,139)		$506,519,424

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.0%		15,813,987

NET ASSETS – 100.0%		$522,333,411

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Assets and Liabilities

June 30, 2016 (Unaudited)

	Global Real Estate Securities Fund	International Real Estate Securities Fund	Real Estate Securities Fund
Assets:
Investments in unaffiliated issuers, at value (cost $18,893,826, $313,634,040 and $337,748,139)	$20,481,665	$307,081,326	$506,519,424
Investments in affiliated issuers, at value (cost $937,607, $0 and $0)	937,607	—	—
Cash	126,591	6,244,469	—
Foreign currencies, at value (cost $27,330, $340,816 and $0 )	27,316	340,295	—
Receivables:
Investments sold	112,305	—	22,084,059
Dividends	70,260	1,112,233	1,913,712
Due from custodian	14,936	—	—
Fund shares sold	7,100	4,296,316	732,436
Foreign tax reclaims	767	207,726	—
Reimbursement from investment adviser	—	36,790	32,085
Deferred offering costs	25,521	—	—
Total assets	21,804,068	319,319,155	531,281,716

Liabilities:
Payables:
Investments purchased	347,099	—	—
Management fees	123,190	248,194	377,990
Distribution and Service fees and Transfer Agency fees	721	14,246	56,567
Fund shares redeemed	—	914,933	6,377,212
Due to custodian	—	—	1,994,969
Accrued expenses	94,509	128,769	141,567
Total liabilities	565,519	1,306,142	8,948,305

Net Assets:
Paid-in capital	19,421,876	904,193,372	325,751,628
Undistributed (distributions in excess of) net investment income	4,578	(4,177,644)	848,324
Accumulated net realized gain (loss)	224,586	(575,451,347)	26,962,174
Net unrealized gain (loss)	1,587,509	(6,551,368)	168,771,285
NET ASSETS	$21,238,549	$318,013,013	$522,333,411
Net Assets:
Class A	$28,061	$6,789,128	$62,103,302
Class C	27,880	1,532,655	15,976,468
Institutional	21,098,346	309,562,711	424,592,250
Service	—	—	3,296,815
Class IR	28,113	118,824	11,558,783
Class R	27,996	—	4,794,403
Class R6	28,153	9,695	11,390
Total Net Assets	$21,238,549	$318,013,013	$522,333,411
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	2,549	1,103,295	2,922,221
Class C	2,536	249,103	774,579
Institutional	1,916,016	51,892,405	19,586,551
Service	—	—	154,237
Class IR	2,553	19,466	541,330
Class R	2,545	—	227,079
Class R6	2,556	1,626	525
Net asset value, offering and redemption price per share:(a)
Class A	$11.01	$6.15	$21.25
Class C	11.00	6.15	20.63
Institutional	11.01	5.97	21.68
Service	—	—	21.38
Class IR	11.01	6.10	21.35
Class R	11.00	—	21.11
Class R6	11.01	5.96	21.68	(b)

(a)	Maximum public offering price per share for Class A Shares of the Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds is 11.65, 6.51 and 22.49, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

	Global Real Estate Securities Fund	International Real Estate Securities Fund	Real Estate Securities Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $22,003, $564,498 and $0)	$269,225	$6,149,675	$8,714,378
Dividends — affiliated issuer	702	—	—
Total investment income	269,927	6,149,675	8,714,378

Expenses:
Management fees	77,727	1,685,337	2,601,002
Amortization of offering costs	77,416	—	—
Professional fees	47,066	49,566	50,998
Registration fees	13,366	36,298	61,980
Printing and mailing costs	9,988	19,065	27,105
Trustee fees	8,317	12,691	12,795
Custody, accounting and administrative services	5,000	99,774	40,111
Transfer Agency fees(a)	3,036	70,907	167,148
Distribution and Service fees(a)	230	16,769	155,244
Service share fees — Service Plan	—	—	3,693
Service share fees — Shareholder Administration Plan	—	—	3,693
Other	1,243	12,130	12,216
Total expenses	243,389	2,002,537	3,135,985
Less — expense reductions	(169,195)	(384,845)	(535,329)
Net expenses	74,194	1,617,692	2,600,656
NET INVESTMENT INCOME	195,733	4,531,983	6,113,722

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	211,489	2,470,075	19,535,616
Foreign currency transactions	5,900	(96,319)	—
Net change in unrealized gain (loss) on:
Investments	1,443,961	(1,222,466)	22,498,027
Foreign currency translation	(240)	108,379	—
Net realized and unrealized gain	1,661,110	1,259,669	42,033,643
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,856,843	$5,791,652	$48,147,365

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Global Real Estate Securities	$33	$131	$66	$25	$25	$2,934	$—	$25	$25	$2
International Real Estate Securities	9,147	7,622	—	6,952	1,448	62,414	—	91	—	2
Real Estate Securities	71,930	73,326	9,988	54,667	13,932	86,619	591	7,541	3,796	2

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Changes in Net Assets

	Global Real Estate Securities Fund
	For the Six Months Ended June 30, 2016 (Unaudited)	For the Fiscal Year Ended December 31, 2015(a)
From operations:
Net investment income	$195,733	$18,850
Net realized gain	217,389	12,376
Net change in unrealized gain (loss)	1,443,721	143,788
Net increase (decrease) in net assets resulting from operations	1,856,843	175,014

Distributions to shareholders:
From net investment income
Class A Shares	(192)	(291)
Class C Shares	(98)	(242)
Institutional Shares	(172,163)	(36,563)
Service Shares	—	—
Class IR Shares	(223)	(309)
Class R Shares	(161)	(276)
Class R6 Shares	(244)	(320)
From net realized gains
Class A Shares	—	(36)
Class C Shares	—	(36)
Institutional Shares	—	(4,140)
Service Shares	—	—
Class IR Shares	—	(36)
Class R Shares	—	(36)
Class R6 Shares	—	(36)
Total distributions to shareholders	(173,081)	(42,321)

From share transactions:
Proceeds from sales of shares	17,935,933	3,000,035
Reinvestment of distributions	173,081	42,321
Cost of shares redeemed	(1,729,252)	(24)
Net increase (decrease) in net assets resulting from share transactions	16,379,762	3,042,332
TOTAL INCREASE (DECREASE)	18,063,524	3,175,025

Net assets:
Beginning of period	3,175,025	—
End of period	$21,238,549	$3,175,025
Undistributed (distributions in excess of ) net investment income	$4,578	$(18,074)

(a)	Commenced operations on August 31, 2015.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

International Real Estate Securities Fund		Real Estate Securities Fund
For the Six Months Ended June 30, 2016 (Unaudited)	For the Fiscal Year Ended December 31, 2015	For the Six Months Ended June 30, 2016 (Unaudited)	For the Fiscal Year Ended December 31, 2015

$4,531,983	$7,271,765	$6,113,722	$10,302,087
2,373,756	15,187,051	19,535,616	36,915,981
(1,114,087)	(26,912,146)	22,498,027	(26,336,406)
5,791,652	(4,453,330)	48,147,365	20,881,662

(61,744)	(204,270)	(672,653)	(991,073)
(8,777)	(26,951)	(125,455)	(176,162)
(3,497,760)	(10,065,205)	(5,657,193)	(8,967,061)
—	—	(33,556)	(45,878)
(1,261)	(2,423)	(118,678)	(114,572)
—	—	(45,827)	(35,673)
(111)	(163)	(140)	(65)

—	—	—	(1,499,743)
—	—	—	(395,839)
—	—	—	(12,016,644)
—	—	—	(70,772)
—	—	—	(186,101)
—	—	—	(78,474)
—	—	—	(261)
(3,569,653)	(10,299,012)	(6,653,502)	(24,578,318)

22,802,021	61,041,148	38,267,798	123,309,287
3,563,886	10,282,846	6,496,747	23,792,030
(53,598,639)	(105,370,720)	(113,207,644)	(198,432,801)
(27,232,732)	(34,046,726)	(68,443,099)	(51,331,484)
(25,010,733)	(48,799,068)	(26,949,236)	(55,028,140)

343,023,746	391,822,814	549,282,647	604,310,787
$318,013,013	$343,023,746	$522,333,411	$549,282,647
$(4,177,644)	$(5,139,974)	$848,324	$1,388,104

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2016 - A	$10.44	$0.10	$0.55	$0.65	$(0.08)	$—	$(0.08)
2016 - C	10.43	0.06	0.55	0.61	(0.04)	—	(0.04)
2016 - Institutional	10.44	0.14	0.53	0.67	(0.10)	—	(0.10)
2016 - IR	10.44	0.11	0.55	0.66	(0.09)	—	(0.09)
2016 - R	10.44	0.08	0.54	0.62	(0.06)	—	(0.06)
2016 - R6	10.44	0.12	0.55	0.67	(0.10)	—	(0.10)

FOR THE PERIOD ENDED DECEMBER 31,
2015 - A (Commenced August 31, 2015)	10.00	0.05	0.52	0.57	(0.12)	(0.01)	(0.13)
2015 - C (Commenced August 31, 2015)	10.00	0.02	0.52	0.54	(0.10)	(0.01)	(0.11)
2015 - Institutional (Commenced August 31, 2015)	10.00	0.06	0.52	0.58	(0.13)	(0.01)	(0.14)
2015 - IR (Commenced August 31, 2015)	10.00	0.06	0.51	0.57	(0.12)	(0.01)	(0.13)
2015 - R (Commenced August 31, 2015)	10.00	0.04	0.52	0.56	(0.11)	(0.01)	(0.12)
2015 - R6 (Commenced August 31, 2015)	10.00	0.06	0.52	0.58	(0.13)	(0.01)	(0.14)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUNDS

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$11.01	6.19%	$28	1.39	%(d)	5.62	%(d)	1.88	%(d)	37%
11.00	5.84	28	2.14	(d)	6.38	(d)	1.12	(d)	37
11.01	6.39	21,098	0.99	(d)	2.73	(d)	2.65	(d)	37
11.01	6.31	28	1.14	(d)	5.37	(d)	2.12	(d)	37
11.00	5.98	28	1.64	(d)	5.87	(d)	1.62	(d)	37
11.01	6.39	28	0.97	(d)	5.20	(d)	2.29	(d)	37

10.44	5.71	26	1.40	(d)	15.24	(d)	1.43	(d)	14
10.43	5.41	26	2.15	(d)	16.01	(d)	0.68	(d)	14
10.44	5.81	3,043	1.00	(d)	14.86	(d)	1.83	(d)	14
10.44	5.78	26	1.16	(d)	15.02	(d)	1.68	(d)	14
10.44	5.65	26	1.65	(d)	15.51	(d)	1.18	(d)	14
10.44	5.82	26	0.98	(d)	14.85	(d)	1.85	(d)	14

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2016 - A	$6.09	$0.07		$0.05	$0.12	$(0.06)
2016 - C	6.09	0.05		0.05	0.10	(0.04)
2016 - Institutional	5.91	0.08		0.05	0.13	(0.07)
2016 - IR	6.04	0.08		0.05	0.13	(0.07)
2016 - R6	5.91	0.09		0.03	0.12	(0.07)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - A	6.38	0.10		(0.24)	(0.14)	(0.15)
2015 - C	6.38	0.05		(0.24)	(0.19)	(0.10)
2015 - Institutional	6.19	0.12		(0.22)	(0.10)	(0.18)
2015 - IR	6.33	0.11		(0.24)	(0.13)	(0.16)
2015 - R6 (Commenced July 31, 2015)	6.33	0.05		(0.37)	(0.32)	(0.10)
2014 - A	6.54	0.21	(e)	(0.14)	0.07	(0.23)
2014 - C	6.53	0.16		(0.13)	0.03	(0.18)
2014 - Institutional	6.35	0.22	(e)	(0.12)	0.10	(0.26)
2014 - IR	6.48	0.20	(e)	(0.11)	0.09	(0.24)
2013 - A	6.46	0.15	(f)	0.22	0.37	(0.29)
2013 - C	6.46	0.11	(f)	0.20	0.31	(0.24)
2013 - Institutional	6.29	0.18	(f)	0.20	0.38	(0.32)
2013 - IR	6.40	0.18	(f)	0.20	0.38	(0.30)
2012 - A	4.94	0.12		1.95	2.07	(0.55)
2012 - C	4.95	0.07		1.96	2.03	(0.52)
2012 - Institutional	4.84	0.14		1.91	2.05	(0.60)
2012 - IR	4.92	0.14		1.93	2.07	(0.59)
2011 - A	6.32	0.13		(1.34)	(1.21)	(0.17)
2011 - C	6.34	0.08		(1.35)	(1.27)	(0.12)
2011 - Institutional	6.20	0.15		(1.32)	(1.17)	(0.19)
2011 - IR	6.30	0.15		(1.35)	(1.20)	(0.18)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from a corporate action which amounted to $0.10 per share and 1.50% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.65% of average net assets.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUNDS

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$6.15	1.92%	$6,789	1.39	%(d)	1.63	%(d)	2.44	%(d)	18%
6.15	1.57	1,533	2.14	(d)	2.38	(d)	1.71	(d)	18
5.97	2.19	309,563	0.99	(d)	1.23	(d)	2.84	(d)	18
6.10	2.09	119	1.14	(d)	1.38	(d)	2.75	(d)	18
5.96	2.03	10	0.98	(d)	1.16	(d)	2.91	(d)	18

6.09	(2.25)	7,702	1.41		1.62		1.50		45
6.09	(3.03)	1,622	2.16		2.37		0.76		45
5.91	(1.73)	333,601	1.01		1.22		1.92		45
6.04	(2.04)	88	1.17		1.37		1.64		45
5.91	(5.03)	9	0.99	(d)	1.15	(d)	1.91	(d)	45
6.38	1.05	10,017	1.46		1.61		3.13	(e)	50
6.38	0.44	1,962	2.21		2.36		2.42	(e)	50
6.19	1.53	379,651	1.05		1.21		3.42	(e)	50
6.33	1.38	193	1.21		1.35		2.98	(e)	50
6.54	5.81	14,542	1.48		1.60		2.24	(f)	45
6.53	4.90	2,514	2.23		2.35		1.65	(f)	45
6.35	6.15	387,178	1.08		1.20		2.79	(f)	45
6.48	6.11	944	1.23		1.35		2.70	(f)	45
6.46	42.31	23,019	1.52		1.63		2.01		55
6.46	41.43	2,253	2.27		2.37		1.23		55
6.29	42.78	314,518	1.12		1.22		2.35		55
6.40	42.62	2,043	1.27		1.36		2.25		55
4.94	(19.46)	83,295	1.53		1.64		2.15		67
4.95	(20.20)	1,980	2.28		2.39		1.37		67
4.84	(19.14)	183,167	1.13		1.24		2.56		67
4.92	(19.26)	16	1.28		1.39		2.59		67

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2016 - A	$19.59	$0.20	(d)	$1.69	$1.89	$(0.23)	$—	$(0.23)
2016 - C	19.03	0.12	(d)	1.64	1.76	(0.16)	—	(0.16)
2016 - Institutional	19.97	0.24	(d)	1.74	1.98	(0.27)	—	(0.27)
2016 - Service	19.71	0.19	(d)	1.70	1.89	(0.22)	—	(0.22)
2016 - IR	19.68	0.24	(d)	1.69	1.93	(0.26)	—	(0.26)
2016 - R	19.47	0.19	(d)	1.66	1.85	(0.21)	—	(0.21)
2016 - R6	19.98	0.25	(d)	1.72	1.97	(0.27)	—	(0.27)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - A	19.83	0.29		0.30	0.59	(0.31)	(0.52)	(0.83)
2015 - C	19.32	0.14		0.30	0.44	(0.21)	(0.52)	(0.73)
2015 - Institutional	20.18	0.38		0.30	0.68	(0.37)	(0.52)	(0.89)
2015 - Service	19.94	0.27		0.32	0.59	(0.30)	(0.52)	(0.82)
2015 - IR	19.90	0.35		0.30	0.65	(0.35)	(0.52)	(0.87)
2015 - R	19.73	0.27		0.27	0.54	(0.28)	(0.52)	(0.80)
2015 - R6 (Commenced July 31, 2015)	19.93	0.22		0.48	0.70	(0.13)	(0.52)	(0.65)
2014 - A	15.54	0.21	(f)	4.36	4.57	(0.28)	—	(0.28)
2014 - C	15.18	0.07	(f)	4.25	4.32	(0.18)	—	(0.18)
2014 - Institutional	15.80	0.27	(f)	4.44	4.71	(0.33)	—	(0.33)
2014 - Service	15.63	0.18	(f)	4.39	4.57	(0.26)	—	(0.26)
2014 - IR	15.59	0.31	(f)	4.31	4.62	(0.31)	—	(0.31)
2014 - R	15.48	0.19	(f)	4.31	4.50	(0.25)	—	(0.25)
2013 - A	15.44	0.16		0.18	0.34	(0.24)	—	(0.24)
2013 - C	15.12	0.05		0.16	0.21	(0.15)	—	(0.15)
2013 - Institutional	15.68	0.24		0.17	0.41	(0.29)	—	(0.29)
2013 - Service	15.53	0.14		0.18	0.32	(0.22)	—	(0.22)
2013 - IR	15.49	0.22		0.15	0.37	(0.27)	—	(0.27)
2013 - R	15.39	0.14		0.16	0.30	(0.21)	—	(0.21)
2012 - A	13.48	0.12		2.05	2.17	(0.21)	—	(0.21)
2012 - C	13.22	0.04		1.99	2.03	(0.13)	—	(0.13)
2012 - Institutional	13.67	0.21		2.05	2.26	(0.25)	—	(0.25)
2012 - Service	13.57	0.14		2.02	2.16	(0.20)	—	(0.20)
2012 - IR	13.51	0.19		2.03	2.22	(0.24)	—	(0.24)
2012 - R	13.45	0.13		2.00	2.13	(0.19)	—	(0.19)
2011 - A	12.47	0.13		1.08	1.21	(0.20)	—	(0.20)
2011 - C	12.26	0.03		1.06	1.09	(0.13)	—	(0.13)
2011 - Institutional	12.62	0.18		1.11	1.29	(0.24)	—	(0.24)
2011 - Service	12.55	0.11		1.10	1.21	(0.19)	—	(0.19)
2011 - IR	12.50	0.20		1.04	1.24	(0.23)	—	(0.23)
2011 - R	12.44	0.10		1.08	1.18	(0.17)	—	(0.17)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.23% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.37% of average net assets.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$21.25	9.73%	$62,103	1.31	%(e)	1.52	%(e)	2.03	%(d)(e)	14%
20.63	9.34	15,976	2.06	(e)	2.27	(e)	1.30	(d)(e)	14
21.68	9.99	424,592	0.91	(e)	1.12	(e)	2.43	(d)(e)	14
21.38	9.63	3,297	1.41	(e)	1.62	(e)	1.97	(d)(e)	14
21.35	9.86	11,559	1.06	(e)	1.27	(e)	2.46	(d)(e)	14
21.11	9.59	4,794	1.56	(e)	1.77	(e)	1.93	(d)(e)	14
21.68	9.93	11	0.91	(e)	1.07	(e)	2.46	(d)(e)	14

19.59	3.14	57,936	1.26		1.51		1.44		41
19.03	2.39	15,056	2.01		2.26		0.73		41
19.97	3.56	463,105	0.86		1.11		1.88		41
19.71	3.09	2,744	1.36		1.61		1.35		41
19.68	3.44	7,283	1.01		1.26		1.77		41
19.47	2.89	3,149	1.50		1.77		1.38		41
19.98	3.64	10	0.91	(e)	1.07	(e)	2.65	(e)	41
19.83	29.63	73,103	1.39		1.52		1.15	(f)	52
19.32	28.64	16,497	2.14		2.26		0.39	(f)	52
20.18	30.10	502,407	0.99		1.11		1.49	(f)	52
19.94	29.49	3,527	1.49		1.61		0.98	(f)	52
19.90	29.94	6,900	1.14		1.27		1.70	(f)	52
19.73	29.29	1,877	1.64		1.77		1.05	(f)	52
15.54	2.13	51,599	1.41		1.51		0.99		61
15.18	1.35	12,375	2.16		2.26		0.29		61
15.80	2.54	419,564	1.01		1.11		1.46		61
15.63	2.03	3,342	1.51		1.61		0.88		61
15.59	2.33	808	1.16		1.26		1.33		61
15.48	1.90	802	1.66		1.76		0.90		61
15.44	16.11	63,171	1.44		1.51		0.80		40
15.12	15.34	12,403	2.19		2.26		0.25		40
15.68	16.59	381,641	1.04		1.11		1.40		40
15.53	15.93	4,694	1.54		1.61		0.91		40
15.49	16.45	540	1.19		1.26		1.26		40
15.39	15.90	521	1.69		1.76		0.88		40
13.48	9.79	166,917	1.44		1.51		0.98		46
13.22	8.91	10,954	2.19		2.26		0.22		46
13.67	10.32	402,103	1.04		1.11		1.38		46
13.57	9.71	4,670	1.54		1.61		0.83		46
13.51	9.99	443	1.19		1.26		1.57		46
13.45	9.51	245	1.69		1.76		0.74		46

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements

June 30, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Global Real Estate Securities	A, C, Institutional, IR, R and R6	Non-diversified
International Real Estate Securities	A, C, Institutional, IR and R6	Non-diversified
Real Estate Securities	A, C, Institutional, Service, IR, R and R6	Non-diversified

Class A Shares of the Global Real Estate Securities, International Real Estate Securities, and Real Estate Securities Funds are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Global Real Estate Securities Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Global Real Estate Securities Fund were expensed on the first day of operations.

36

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Global Real Estate Securities and Real Estate Securities	Quarterly	Annually
International Real Estate Securities	Semi-Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

37

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the FST Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

38

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of June 30, 2016:

GLOBAL REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$168,768	$4,062,537	$—
Australia and Oceania	—	1,227,783	—
Europe	—	3,238,045	—
North America	11,784,532	—	—
Investment Company	937,607	—	—
Total	$12,890,907	$8,528,365	$—

INTERNATIONAL REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$897,166	$137,309,921	$—
Australia and Oceania	—	41,189,516	—
Europe	—	108,849,000	—
North America	18,835,723	—	—
Total	$19,732,889	$287,348,437	$—

REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$506,519,424	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

39

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Global Real Estate Securities	1.05%	0.95%	0.90%	0.88%	0.86%	1.05%	0.92	%(1)
International Real Estate Securities	1.05	1.05	0.95	0.90	0.88	1.05	0.95	(1)
Real Estate Securities	1.00	0.90	0.86	0.84	0.82	1.00	0.87	(1)

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(1)	GSAM agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least April 29, 2017, and prior to such date GSAM may not terminate the arrangements without approval of the Trustees.

The Global Real Estate Securities Fund invests in FST Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended June 30, 2016, GSAM waived $434 of the Fund’s management fee.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2016, Goldman Sachs advised that it retained front end sales charges of $61 and $3,407 for the International Real Estate Securities and Real Estate Securities Funds, respectively.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

40

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds are 0.034%, 0.004% and 0.004%, respectively. These Other Expense limitations will remain in place through at least April 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Global Real Estate Securities	$9,317	$159,878	$—	$169,195
International Real Estate Securities	160,506	223,104	1,235	384,845
Real Estate Securities	338,129	194,797	2,403	535,329

G.  Line of Credit Facility — As of June 30, 2016, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary or emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2016, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — The following table provides information about the Global Real Estate Securities Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2016:

Fund	Market Value 12/31/15	Purchases at Cost	Proceeds from Sales	Market Value 06/30/16	Dividend Interest Income
Goldman Sachs Financial Square Government Fund	$42,195	$14,820,675	$(13,925,263)	$937,607	$702

As of June 30, 2016, the Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

	Percent of Share Class owned by Goldman Sachs Group, Inc.
Fund	Class A	Class C	Institutional	Class IR	Class R	Class R6
Global Real Estate Securities	100%	100%	15%	100%	100%	100%
International Real Estate Securities	—	—	—	7	—	100
Real Estate Securities	—	—	—	—	35	100

As of June 30, 2016, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of approximately 38% of the International Real Estate Securities Fund and approximately 24% of the Real Estate Securities Fund.

41

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2016, were as follows:

Fund	Purchases	Sales
Global Real Estate Securities	$20,759,423	$4,935,155
International Real Estate Securities	56,347,866	92,917,708
Real Estate Securities	74,802,091	151,222,732

6. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2015, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Capital loss carryforwards:(1)
Expiring 2016	$—	$(315,734,034)	$—
Expiring 2017	—	(239,206,981)	—
Expiring 2018	—	(18,621,372)	—
Total capital loss carryforwards	$—	$(573,562,387)	$—
Timing differences (Qualified Late Year Loss Deferral/certain REIT dividends/straddle loss deferral/Post October Loss Deferral)	2,969	(645,764)	1,121,620

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Tax cost	$19,854,183	$322,924,902	$338,732,678
Gross unrealized gain	5,508,159	20,278,830	170,564,676
Gross unrealized loss	(3,943,070)	(36,122,406)	(2,777,930)
Net unrealized security gain (loss)	$1,565,089	$(15,843,576)	$167,786,746

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of passive foreign investment companies and real estate investment trust investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

42

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

43

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

7. OTHER RISKS (continued)

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Funds’ ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of a Fund’s investments more than if its investments were not so concentrated.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

44

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Global Real Estate Securities Fund
	For the Six Months Ended June 30, 2016 (Unaudited)		For the Period Ended December 31, 2015(a)
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	—	$5	2,501	$25,005
Reinvestment of distributions	17	192	31	327
Shares redeemed	—	(5)	—	—
	17	192	2,532	25,332
Class C Shares
Shares sold	—	—	2,499	25,005
Reinvestment of distributions	10	98	27	278
Shares redeemed	—	—	—	(4)
	10	98	2,526	25,279
Institutional Shares
Shares sold	1,782,667	17,935,928	287,501	2,875,010
Reinvestment of distributions	15,809	172,163	3,892	40,703
Shares redeemed	(173,853)	(1,729,247)	—	(5)
	1,624,623	16,378,844	291,393	2,915,708
Class IR Shares
Shares sold	—	—	2,500	25,005
Reinvestment of distributions	20	223	33	345
Shares redeemed	—	—	—	(5)
	20	223	2,533	25,345
Class R Shares
Shares sold	—	—	2,501	25,005
Reinvestment of distributions	15	161	30	312
Shares redeemed	—	—	(1)	(5)
	15	161	2,530	25,312
Class R6 Shares
Shares sold	—	—	2,501	25,005
Reinvestment of distributions	22	244	34	356
Shares redeemed	—	—	(1)	(5)
	22	244	2,534	25,356
NET INCREASE	1,624,707	$16,379,762	304,048	$3,042,332

(a)	Commenced operations on August 31, 2015.

45

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Real Estate Securities Fund
	For the Six Months Ended June 30, 2016 (Unaudited)		For the Fiscal Year Ended December 31, 2015
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	87,807	$532,920	235,165	$1,545,606
Reinvestment of distributions	10,043	61,160	32,208	201,988
Shares redeemed	(258,993)	(1,590,597)	(573,005)	(3,716,305)
	(161,143)	(996,517)	(305,632)	(1,968,711)
Class C Shares
Shares sold	1,096	6,667	14,440	92,546
Reinvestment of distributions	1,318	8,028	3,945	24,718
Shares redeemed	(19,586)	(117,125)	(59,706)	(382,082)
	(17,172)	(102,430)	(41,321)	(264,818)
Institutional Shares
Shares sold	3,817,558	22,231,306	9,612,020	59,364,280
Reinvestment of distributions	592,089	3,493,326	1,650,869	10,053,554
Shares redeemed	(8,980,535)	(51,887,910)	(16,094,291)	(101,134,181)
	(4,570,888)	(26,163,278)	(4,831,402)	(31,716,347)
Class IR Shares
Shares sold	5,184	31,128	4,678	28,711
Reinvestment of distributions	209	1,261	390	2,423
Shares redeemed	(510)	(3,007)	(21,002)	(138,147)
	4,883	29,382	(15,934)	(107,013)
Class R6 Shares(a)
Shares sold	—	—	1,581	10,005
Reinvestment of distributions	19	111	27	163
Shares redeemed	—	—	(1)	(5)
	19	111	1,607	10,163
NET DECREASE	(4,744,301)	$(27,232,732)	(5,192,682)	$(34,046,726)

(a)	Commenced operations on July 31, 2015.

46

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Real Estate Securities Fund
	For the Six Months Ended June 30, 2016 (Unaudited)		For the Fiscal Year Ended December 31, 2015
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	504,790	$10,039,414	1,006,054	$20,162,437
Reinvestment of distributions	28,419	591,210	110,637	2,112,841
Shares redeemed	(568,177)	(11,166,849)	(1,846,694)	(37,000,156)
	(34,968)	(536,225)	(730,003)	(14,724,878)
Class C Shares
Shares sold	52,497	1,009,595	139,919	2,753,523
Reinvestment of distributions	5,598	113,035	27,256	504,925
Shares redeemed	(74,726)	(1,408,545)	(230,035)	(4,407,019)
	(16,631)	(285,915)	(62,860)	(1,148,571)
Institutional Shares
Shares sold	1,027,910	20,591,585	4,760,677	94,751,120
Reinvestment of distributions	265,174	5,625,966	1,067,838	20,746,124
Shares redeemed	(4,891,194)	(98,867,717)	(7,540,815)	(151,932,009)
	(3,598,110)	(72,650,166)	(1,712,300)	(36,434,765)
Service Shares
Shares sold	27,513	544,282	40,767	807,285
Reinvestment of distributions	723	15,141	2,316	44,342
Shares redeemed	(13,228)	(265,004)	(80,757)	(1,603,897)
	15,008	294,419	(37,674)	(752,270)
Class IR Shares
Shares sold	207,305	4,199,493	111,670	2,221,821
Reinvestment of distributions	5,662	118,677	15,718	300,673
Shares redeemed	(41,697)	(826,072)	(104,014)	(2,118,190)
	171,270	3,492,098	23,374	404,304
Class R Shares
Shares sold	98,472	1,883,429	132,636	2,603,096
Reinvestment of distributions	1,576	32,578	4,378	82,799
Shares redeemed	(34,701)	(673,457)	(70,413)	(1,371,525)
	65,347	1,242,550	66,601	1,314,370
Class R6 Shares(a)
Shares sold	—	—	502	10,005
Reinvestment of distributions	6	140	17	326
Shares redeemed	—	—	—	(5)
	6	140	519	10,326
NET DECREASE	(3,398,078)	(68,443,099)	(2,452,343)	(51,331,484)

(a)	Commenced operations on July 31, 2015.

47

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Fund Expenses — Six Month Period Ended June 30, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 through June 30, 2016, which represents a period of 182 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Real Estate Securities Fund				International Real Estate Securities Fund				Real Estate Securities Fund
Share Class	Beginning Account Value 01/01/16	Ending Account Value 06/30/16		Expenses Paid for the 6 Months Ended 06/30/16*	Beginning Account Value 01/01/16	Ending Account Value 06/30/16		Expenses Paid for the 6 Months Ended 06/30/16*	Beginning Account Value 01/01/16	Ending Account Value 06/30/16		Expenses Paid for the 6 Months Ended 06/30/16*
Class A
Actual	$1,000	$1,061.90		$7.18	$1,000	$1,019.20		$6.98	$1,000	$1,097.30		$6.83
Hypothetical 5% return	1,000	1,017.90	+	7.02	1,000	1,017.95	+	6.97	1,000	1,018.35	+	6.57	+
Class C
Actual	1,000	1,058.40		11.00	1,000	1,015.70		10.73	1,000	1,093.40		10.72
Hypothetical 5% return	1,000	1,014.17	+	10.77	1,000	1,014.22	+	10.72	1,000	1,014.62	+	10.32	+
Institutional
Actual	1,000	1,063.90		5.13	1,000	1,021.90		4.98	1,000	1,099.90		4.75
Hypothetical 5% return	1,000	1,019.89	+	5.02	1,000	1,019.94	+	4.97	1,000	1,020.34	+	4.57	+
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,096.30		7.35
Hypothetical 5% return	N/A	N/A	+	N/A	N/A	N/A		N/A	1,000	1,017.85	+	7.07	+
Class IR
Actual	1,000	1,063.10		5.90	1,000	1,020.90		5.73	1,000	1,098.60		5.53
Hypothetical 5% return	1,000	1,019.14	+	5.77	1,000	1,019.19	+	5.72	1,000	1,019.59	+	5.32	+
Class R
Actual	1,000	1,059.80		8.45	N/A	N/A		N/A	1,000	1,095.90		8.13
Hypothetical 5% return	1,000	1,016.66	+	8.27	N/A	N/A		N/A	1,000	1,017.11	+	7.82	+
Class R6
Actual	1,000	1,063.90		5.03	1,000	1,020.30		4.92	1,000	1,099.30		4.75
Hypothetical 5% return	1,000	1,019.99	+	4.92	1,000	1,019.99	+	4.92	1,000	1,020.34	+	4.57	+

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Global Real Estate Securities	1.40%	2.15%	1.00%	N/A	1.15%	1.65%	0.98%
International Real Estate Securities	1.39	2.14	0.99	N/A	1.14	N/A	0.98
Real Estate Securities	1.31	2.06	0.91	141%	1.06	1.56	0.91

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

48

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, and Goldman Sachs Real Estate Securities Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2016 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund (except the Global Real Estate Securities Fund, which commenced operations on August 31, 2015), including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser; and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time (except for the Global Real Estate Securities Fund); and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management, accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertaking of the Investment Adviser to waive certain fees and to limit certain expenses of the Fund that exceed a specified level;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

49

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund (except the Global Real Estate Securities Fund) to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2015, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2016. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Funds’ performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the International Real Estate Securities Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended

50

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

March 31, 2016. They considered that the International Real Estate Securities Fund has a “global” peer group and benchmark that contemplates investments in U.S. and non-U.S. securities, whereas the Fund invests only in non-U.S. securities. The Trustees observed that the Real Estate Securities Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2016.

The Trustees noted that the Global Real Estate Securities Fund had launched on August 31, 2015 and did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations) comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertaking to waive a portion of its management fees and to limit certain expenses of the Funds that exceed specified levels. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2015 and 2014 (2015 only for the Global Real Estate Securities Fund), and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Real Estate Securities Fund	International Real Estate Securities Fund	Global Real Estate Securities Fund
First $1 billion	1.00%	1.05%	1.05%
Next $1 billion	0.90	1.05	0.95
Next $3 billion	0.86	0.95	0.90
Next $3 billion	0.84	0.90	0.88
Over $8 billion	0.82	0.88	0.86

51

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to waive a portion of its management fees and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2017.

52

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.12 trillion in assets under supervision as of June 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[4]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[5]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[6]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[7]
■	N-11 Equity Fund

Select Satellite8

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions8

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[9]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund
[1]	An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio. The Fund’s sponsor has no legal obligation to provide financial support to a money market portfolio, and you should not expect that the sponsor will provide financial support to the money market portfolio at any time.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[5]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[8]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
[9]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www. sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of June 30, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 59297.MF.TMPL/06/2016 RESSAR-16/5.7K

Goldman Sachs Funds

Semi-Annual Report	June 30, 2016

Tax-Advantaged Equity Funds
U.S. Equity Dividend and Premium
International Equity Dividend and Premium
U.S. Tax-Managed Equity
International Tax-Managed Equity

Goldman Sachs Tax-Advantaged

Equity Funds

■	U.S. EQUITY DIVIDEND AND PREMIUM

■	INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

■	U.S. TAX-MANAGED EQUITY

■	INTERNATIONAL TAX-MANAGED EQUITY

Market Review	1

Investment Process — Equity Dividend and Premium Funds	4

Portfolio Management Discussion and Analysis — Equity Dividend and Premium Funds	5

Investment Process — Global Tax-Managed Funds	15

Portfolio Management Discussion and Analysis — Global Tax-Managed Funds	16

Schedules of Investments	27

Financial Statements	52

Financial Highlights	56

Notes to the Financial Statements	64

Other Information	81

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs U.S. Tax-Advantaged Equity Funds

Market Review

During the six months ended June 30, 2016 (the “Reporting Period”), U.S. equities recorded positive returns, while international equities suffered a decline.

U.S. Equities

As the Reporting Period began in January 2016, U.S. equities were embroiled in a global rout, triggered by investor concerns about an intensifying economic slowdown in China and exacerbated by an oil price plunge. Following a December 2015 interest rate hike, the January 2016 Federal Reserve (“Fed”) statement acknowledged these external risks and tightening financial conditions. U.S. equities stabilized in February 2016, as market sentiment improved on the more dovish tone set by global central banks. (Dovish language tends to suggest lower interest rates.) U.S. equities were also supported by stronger economic data, rallying as fourth quarter U.S. Gross Domestic Product (“GDP”) came in above consensus expectations. In March 2016, the Fed kept interest rates on hold and surprised on the dovish side, reducing its forecast to two interest rate hikes in 2016, down from four. Along with receding global economic concerns, this helped to drive a recovery in U.S. equities. Released in March 2016, February 2016 unemployment data came in ahead of market consensus, with unemployment steady at 4.9% in spite of higher participation rates and declining underemployment.

Following the rebound in March 2016, market sentiment appeared to remain sanguine in April 2016, as oil prices rose and China’s economic growth concerns abated. U.S. equities fell near the end of the month as investors were disappointed by a lack of additional stimulus from the Bank of Japan and by a weaker than consensus expected first quarter U.S. GDP growth rate of 0.5%. Hawkish Fed minutes released in May 2016 temporarily revived market expectations for a Fed interest rate hike in June 2016, but weaker than expected May 2016 payroll data subsequently drove such expectations lower. (Hawkish language tends to suggest higher interest rates; opposite of dovish.) The Fed ultimately held interest rates steady in June 2016 and signaled a slower pace of hikes, acknowledging the slowdown in the labor market. Markets were otherwise dominated in June 2016 by the U.K. referendum on membership in the European Union, popularly known as Brexit. U.S. equities sold off in the global risk-off in June 2016 following the surprise “leave” result. Markets rebounded in the latter days of the month owing to improving risk sentiment as markets digested the Brexit vote outcome and on dovish remarks from Bank of England Governor Carney.

U.S. equities, as represented by the S&P 500® Index, gained 3.84% during the Reporting Period. Telecommunication services and utilities were the best performing sectors in the S&P 500® Index by a wide margin. Energy and consumer staples also posted double-digit gains. The energy sector was the largest positive contributor to S&P 500® Index returns, as measured by weight times performance. The weakest performing sectors in the S&P 500®

1

MARKET REVIEW

Index during the Reporting Period were financials and information technology, the only two to post negative absolute returns, followed by consumer discretionary and health care, which were also weak but generated modestly positive returns during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, mid-cap stocks, as measured by the Russell Midcap® Index, performed best, followed by large-cap stocks, as measured by the Russell 1000® Index, and then, small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, value-oriented stocks significantly outpaced growth-oriented stocks across the capitalization spectrum. Value outperformed relative to growth during the Reporting Period primarily due to weaker performance of the growth-oriented health care sector. (All as measured by the Russell Investments indices.)

International Equities

International equities suffered amid a global rout at the beginning of 2016, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by an oil price plunge. Sentiment improved following a dovish January European Central Bank (“ECB”) press conference on January 21, 2016, and the Bank of Japan’s (“BoJ”) introduction of negative interest rates. In turn, international equities stabilized in February 2016. However, the MSCI EAFE Index still fell 1.83% in February 2016. In March 2016, further central bank dovishness, along with receding global economic concerns and oil price stabilization, helped to finally drive a global equity market recovery. Notably, the ECB implemented heavy quantitative easing, cutting its deposit rate to -40 basis points, raising its monthly quantitative easing purchases, including those of corporate bonds, and unveiling a new series of four-year loans to banks. (A basis point is 1/100th of a percentage point.) The BoJ left its monetary policy unchanged in March 2016, but its rhetoric about negative interest rates heightened expectations for further easing to come.

Market sentiment appeared to remain sanguine in April 2016, as oil prices rose and China’s economic growth concerns abated with modestly improving economic data. Both the ECB and BoJ were on hold, or did not make any monetary policy changes, in April 2016. BoJ inaction came as a major disappointment against expectations of further easing, causing international equities to sell off once again and the yen to appreciate. Relative currency appreciation was exacerbated by U.S. dollar weakness following a weaker than expected first quarter U.S. GDP growth rate release and an uneventful Fed meeting during which rates were left unchanged.

Hawkish Fed minutes released in May 2016 temporarily revived market expectations for a Fed interest rate hike in June 2016, but weaker than expected May 2016 payroll data subsequently drove such expectations lower. Equities rallied toward the end of May 2016 in anticipation of better economic data, rising oil prices and optimism that the economy could withstand rate hikes. Japanese equities also benefited from stronger than expected first quarter 2016 GDP growth and a weaker yen.

Markets were dominated in June 2016 by anticipation around the U.K. referendum on membership in the European Union, popularly known as the Brexit vote. International equities

2

MARKET REVIEW

declined in the global risk-off sentiment that dominated the days following the June 23, 2016 vote given the surprise “leave” result. Markets rebounded in the latter days of June 2016 owing to improving risk appetite, as markets digested the outcome of the Brexit vote and on dovish remarks from Bank of England Governor Carney. Still, the MSCI EAFE Index declined 3.36% in the last month of the Reporting Period.

International equities, as measured by the MSCI EAFE Index, returned -4.42% in U.S. dollar terms for the Reporting Period. Energy, consumer staples, materials, utilities and industrials were the only sectors in the MSCI EAFE Index to post a positive return. The weakest performing sectors in the MSCI EAFE Index during the Reporting Period were financials and consumer discretionary, followed at some distance by information technology, health care and then telecommunication services.

From a country perspective, New Zealand, Singapore and Norway were the best performing equity markets in the MSCI EAFE Index during the Reporting Period. Italy was the weakest individual country constituent in the MSCI EAFE Index during the Reporting Period, followed at some distance by Ireland, Israel and Spain.

Looking Ahead

In the months ahead, we expect less expensive stocks to outpace more expensive stocks. We also believe that stocks with good momentum are likely to outperform those with poor momentum. Our plan is to seek profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. To that end, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

3

INVESTMENT PROCESS

What Differentiates the Goldman Sachs

U.S. Equity Dividend and Premium and

Goldman Sachs International Equity Dividend

and Premium Funds’ Investment Process?

The Goldman Sachs U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. The Goldman Sachs International Equity Dividend and Premium Fund seeks to maximize total return with an emphasis on income. Their portfolios consist primarily of large-cap, dividend-paying stocks.1 By investing in these securities, and through the use of option call writing, the Funds seek to generate an attractive after-tax cash flow.

A diversified portfolio:

■	Create a diversified large-cap equity portfolio that participates in all industries and sectors.

■	Emphasize higher dividend-paying stocks within each industry and sector.

Written call options:

■	The Funds utilize index call writing to seek to enhance their cash flow.

■	We use proprietary quantitative techniques, including optimization tools, a risk model and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500® Index or MSCI EAFE Index, as applicable.

■	A fully invested, style-consistent portfolio.

■	The Funds seek attractive after-tax cash flow from qualified dividends, long-term capital gains and option call writing.

■	The Funds seek to enhance after-tax returns by generating distributions primarily from qualified dividends and long-term capital gains.

[1]	Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. There is no guarantee that these objectives will be met.

4

PORTFOLIO RESULTS

U.S. Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize income and total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 5.55%, 5.14%, 5.76% and 5.60%, respectively. These returns compare to the 3.84% cumulative total return of the Fund’s primary benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same period. The Barclays U.S. Aggregate Bond Index, the secondary benchmark, returned 5.31%. Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Barclays U.S. Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The sale of call options on the S&P 500® Index contributed positively to the Fund’s total return during the Reporting Period. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

Security selection overall also bolstered performance, with the Fund especially benefiting from its bias towards stocks with higher dividend yields. More specifically, positions in the industrials, health care and telecommunication services sectors added to results. Conversely, positions in the utilities, materials and financials sectors detracted from relative returns.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. Although the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period for certain of the Fund’s options positions; however, our call writing overall contributed positively to performance.

Call option writing also has the potential to reduce Fund volatility. Since its inception, the realized daily volatility of the Fund has been 18.58% compared to the realized volatility of the S&P 500® Index of 20.14%. During the Reporting Period, the realized daily volatility of the Fund was 14.86%[1] compared to the realized volatility of the S&P 500® Index of 15.97%.

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the S&P 500® Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s Institutional Share class during the Reporting Period was 2.81% compared to 2.19% for the S&P 500® Index. (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price.) The Fund’s dividend yield served to enhance its quarterly net income distributions. As of June 30, 2016, the Standardized 30-Day Subsidized Yield was 2.07% and the Standardized 30-Day Unsubsidized Yield was 2.05%.[2]

[1]	The realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

[2]	The Standardized 30-Day Subsidized Yield and Standardized 30-Day Unsubsidized Yield of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

5

PORTFOLIO RESULTS

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Relative to the S&P 500® Index, the Fund benefited from an underweight position in financial services company Citigroup and overweight positions in AT&T and CenturyLink, each a telecommunications firms. The Fund was underweight Citigroup because of that stock’s unattractive yield and/ or risk metrics. It was overweight AT&T and CenturyLink because of those stocks’ attractive dividend yields and/or risk metrics.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	The Fund was hurt by overweight positions relative to the S&P 500® Index in Waddell & Reed Financial, an asset management and financial planning firm; Invesco, an investment management company; and L Brands, a fashion retailer. The Fund held these stocks largely because of their attractive dividend yields and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a positive impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

6

FUND BASICS

U.S. Equity Dividend and Premium Fund

as of June 30, 2016

PERFORMANCE REVIEW
January 1, 2016–June 30, 2016	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]	Barclays U.S. Aggregate Bond Index[3]
Class A	5.55%	3.84%	5.31%
Class C	5.14	3.84	5.31
Institutional	5.76	3.84	5.31
Class IR	5.60	3.84	5.31

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 6/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.78%	8.91%	6.02%	6.00%	8/31/05
Class C	3.10	9.32	5.81	5.75	8/31/05
Institutional	5.43	10.57	7.04	6.97	8/31/05
Class IR	5.20	10.41	N/A	13.01	8/31/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.17%	1.20%
Class C	1.92	1.95
Institutional	0.77	0.80
Class IR	0.92	0.95

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/16[6]
Class A Shares	One Year	Five Years	Ten Years	Since Inception (8/31/05)
Returns before taxes*	-0.78%	8.91%	6.02%	6.00%
Returns after taxes on distributions**	-2.28	7.53	5.03	5.06
Returns after taxes on distributions*** and sale of Fund shares	0.40	6.91	4.78	4.79

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

8

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/16[7]
Holding	% of Net Assets	Line of Business
Apple, Inc.	2.8%	Technology Hardware & Equipment
Microsoft Corp.	2.5	Software & Services
AT&T, Inc.	2.3	Telecommunication Services
Exxon Mobil Corp.	1.9	Energy
Pfizer, Inc.	1.9	Pharmaceuticals, Biotechnology & Life Sciences
General Electric Co.	1.8	Capital Goods
Johnson & Johnson	1.5	Pharmaceuticals, Biotechnology & Life Sciences
Wells Fargo & Co.	1.5	Banks
Amazon.com, Inc.	1.4	Retailing
The Procter & Gamble Co.	1.4	Household & Personal Products

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of June 30, 2016

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.7% of the Fund’s net assets at June 30, 2016. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

9

PORTFOLIO RESULTS

International Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize total return with an emphasis on income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of -2.44%, -2.88%, -2.29% and -2.35%, respectively. These returns compare to the -4.42% cumulative total return of the Fund’s primary benchmark, the MSCI EAFE Index (net, USD, unhedged). The Barclays Global Aggregate Bond Index (Gross, USD, Unhedged), the secondary benchmark, returned 8.96%. Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Barclays Global Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The sale of index call options added to the Fund’s total return during the Reporting Period. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

Conversely, security selection overall detracted from returns, although the Fund benefited from its bias towards stocks with higher dividend yields. More specifically, the Fund was hurt by stock selection in the industrials, materials and utilities sectors. On the positive side, the Fund’s holdings in the financials, consumer staples and health care sectors contributed positively.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value, primarily on the Japanese, United Kingdom and European indices. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. While the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. The Fund’s call writing added positively to performance during the Reporting Period, as global stock indices generally declined.

Call option writing also has the potential to reduce Fund volatility. However, since its inception, the realized daily volatility of the Fund has been 22.46% compared to the realized volatility of the MSCI EAFE Index of 20.68%. During the Reporting Period, realized daily volatility of the Fund was 20.73%[1] compared to the realized volatility of the MSCI EAFE Index of 21.18%.

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the MSCI EAFE Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s Institutional Share class during the Reporting Period was 4.57% compared to 3.60% for the MSCI EAFE Index. (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price.) The Fund’s dividend yield served to enhance its quarterly net income distributions. As of June 30, 2016, the Standardized 30-Day Subsidized Yield was 3.23% and the Standardized 30-Day Unsubsidized Yield was 3.22%.[2]

[1]	The realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

[2]	The Standardized 30-Day Subsidized Yield and Standardized 30-Day Unsubsidized Yield of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

10

PORTFOLIO RESULTS

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	During the Reporting Period, the Fund benefited from overweight positions in U.K.-based pharmaceutical company GlaxoSmithKline and U.K.-Dutch consumer goods company Unilever. An underweight in Lloyds, a U.K. retail and commercial bank, also added to performance. The Fund held these stocks largely because of their attractive dividend yields and/or risk metrics.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	The largest detractors from Fund performance were HSBC, a U.K. bank and financial services firm; Daimler, a German automaker; and Legal & General Group, a U.K.-based financial services company. The Fund held these stocks largely because of their attractive dividend yields and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a positive impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

11

FUND BASICS

International Equity Dividend and Premium Fund

as of June 30, 2016

PERFORMANCE REVIEW
January 1, 2016–June 30, 2016	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (net, USD, unhedged)[2]	Barclays Global Aggregate Bond Index[3]
Class A	-2.44%	-4.42%	8.96%
Class C	-2.88	-4.42	8.96
Institutional	-2.29	-4.42	8.96
Class IR	-2.35	-4.42	8.96

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI EAFE Index (net, USD, unhedged) is an unmanaged market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

[3]	The Barclays Global Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 6/30/16	One Year	Five Years	Since Inception	Inception Date
Class A	-14.11%	-1.78%	-1.84%	1/31/08
Class C	-10.78	-1.42	-2.08	1/31/08
Institutional	-8.69	-0.26	-0.93	1/31/08
Class IR	-8.93	-0.46	3.16	8/31/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.37%	1.37%
Class C	2.12	2.12
Institutional	0.97	0.97
Class IR	1.12	1.12

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/16[6]
Class A Shares	One Year	Five Years	Since Inception (1/31/08)
Returns before taxes*	-14.11%	-1.78%	-1.84%
Returns after taxes on distributions**	-14.97	-2.69	-2.47
Returns after taxes on distributions*** and sale of Fund shares	-7.48	-1.05	-1.05

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

13

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/16[7]
Company	% of Net Assets	Line of Business
GlaxoSmithKline PLC ADR	2.4%	Pharmaceuticals, Biotechnology & Life Sciences
HSBC Holdings PLC	2.1	Banks
Novartis AG (Registered)	1.8	Pharmaceuticals, Biotechnology & Life Sciences
Anheuser-Busch InBev NV	1.6	Food, Beverage & Tobacco
Unilever NV CVA	1.5	Household & Personal Products
Roche Holding AG	1.4	Pharmaceuticals, Biotechnology & Life Sciences
Zurich Insurance Group AG	1.4	Insurance
Vodafone Group PLC ADR	1.4	Telecommunication Services
National Australia Bank Ltd.	1.3	Banks
Engie SA	1.2	Utilities

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of June 30, 2016

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.0% of the Fund’s net assets at June 30, 2016. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

14

INVESTMENT PROCESS

What Differentiates the Goldman Sachs Global Tax-Management Investment Process?

In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs Tax-Managed Equity Fund and Goldman Sachs International Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.

Goldman Sachs Global Tax-Management Investment Process

The Goldman Sachs Global Tax-Management investment process is a disciplined quantitative approach that has been consistently applied since 1989. With the Goldman Sachs Tax-Managed Equity Fund and the Goldman Sachs International Tax-Managed Equity Fund, the investment process is enhanced with an additional layer that seeks to maximize after-tax returns.

■ Comprehensive	■ Extensive

■ Rigorous	■ Fundamental

■ Objective	■ Insightful

Advantage: Daily analysis of approximately 3,000 U.S. and international equity securities using a proprietary model.

■	Benchmark driven

■	Sector and size neutral

■	Tax optimized

Tax optimization is an additional layer that is built into the existing investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of the investment process seeks to maximize after-tax returns — the true objective of every taxable investor.

Advantage: Value added through stock selection — not market timing, industry rotation or style bias.

■	A fully invested, style-consistent portfolio

■	Broad access to the total U.S. and international equity markets

■	A consistent goal of seeking to maximize after-tax risk-adjusted returns

15

PORTFOLIO RESULTS

U.S. Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of -0.12%, -0.49%, 0.11%, -0.12% and 0.00%, respectively. These returns compare to the 3.62% cumulative total return of the Fund’s benchmark, the Russell 3000® Index (the “Index”), over the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from stock selection driven by our quantitative model, with four of the quantitative model’s six investment themes contributing positively to relative returns. However, the Fund underperformed the Index, largely due to the underperformance of our Momentum and Management investment themes.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, our Momentum and Management themes detracted from the Fund’s relative performance. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Management theme assesses the characteristics, policies and strategic decisions of company management.

On the positive side, Sentiment, Quality, Profitability and Valuation added to the Fund’s relative results. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality. The Profitability theme assesses whether a company is earning more than its cost of capital. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the

16

PORTFOLIO RESULTS

entire U.S. equity market, ranging from large- to small-cap stocks. During the Reporting Period, our stock selection contributed positively to the Fund’s relative returns.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Holdings in the information technology, consumer staples and utilities sectors bolstered the Fund’s relative performance during the Reporting Period. More specifically, the Fund benefited from overweight positions in Williams Companies, Tyson Foods and Altria Group. We chose to overweight energy firm Williams Companies because of our positive views on Sentiment, Momentum and Valuation. The Fund was overweight food maker Tyson Foods as a result of our positive views on Quality, Valuation and Sentiment. The overweight in tobacco company Altria Group was due to our positive views on Momentum and Quality.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Stock picks in the energy, health care and industrials sectors detracted from relative returns. The Fund was hurt by overweight positions in petroleum refiners Marathon Petroleum and Valero Energy and in cruise line operator Royal Caribbean Cruises. We adopted the overweight in Marathon Petroleum based on our positive views on Sentiment and Valuation. The overweight in Valero Energy was the result of our positive views on Valuation and Momentum. The Fund was overweight Royal Caribbean Cruises due to our positive views on Valuation and Profitability.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on the Fund’s relative performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	During the Reporting Period, we made a number of enhancements to our quantitative model. Within developed markets investment regions, we introduced a factor into our Profitability theme for stocks that evaluates the geographic exposure of companies by tracking the physical locations of their branches, outlets and subsidiaries. In our view, a company with a footprint in growing parts of the world is better positioned relative to a company with a footprint in parts of the world that are contracting. We are able to estimate this factor for more than 5,500 companies globally that have more than one million subsidiaries spread across more than 47,000 cities in more than 200 countries. This enhancement extends our analysis of a company’s global footprint, which has focused historically on the revenue mix across markets.

In addition, we enhanced our Momentum theme by introducing a signal that evaluates linkages embedded within companies’ web pages. Embedded linkages are effective indicators of the similarity of the underlying businesses of companies across a variety of industries, such as retail, media, hospitality, software, banks and airlines.

Also during the Reporting Period, we undertook research of various environmental, social and governance (“ESG”) metrics and their ability to forecast returns. We subsequently enhanced our Quality theme by introducing an environmental impact factor. The factor measures the amount of environmental resources consumed to produce a unit of output for more than 2,000 companies, which we expect to help us in our efforts to strategically tilt portfolios toward companies with favorable environmental profiles. Furthermore, within our Momentum theme, we introduced an ESG topic signal. We use natural language processing techniques to read through more than 24,000 articles, collected since 1999, on corporate social responsibility activities to identify economic linkages among more than 1,000 companies. The signal aims to identify companies linked to each other by common corporate social responsibility themes, and we expect it to help us to adjust portfolio positions dynamically.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. That said, at the end of the Reporting Period, the Fund was overweight relative to the Index in the health care, materials and utilities sectors. It was underweight compared to the Index in the information technology, telecommunication services and financials sectors. The Fund was relatively neutral in the industrials, consumer discretionary, consumer staples and energy sectors at the end of the Reporting Period.

17

FUND BASICS

U.S. Tax-Managed Equity Fund

as of June 30, 2016

PERFORMANCE REVIEW
January 1, 2016–June 30, 2016	Fund Total Return (based on NAV)[1]	Russell 3000® Index[2]
Class A	-0.12%	3.62%
Class C	-0.49	3.62
Institutional	0.11	3.62
Service	-0.12	3.62
Class IR	0.00	3.62

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-5.94%	10.04%	5.18%	3.69%	4/3/00
Class C	-2.22	10.46	4.99	3.27	4/3/00
Institutional	-0.07	11.75	6.21	4.47	4/3/00
Service	-0.58	11.19	5.68	3.95	4/3/00
Class IR	-0.25	11.57	0.00	15.37	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.17%	1.17%
Class C	1.92	1.92
Institutional	0.77	0.77
Service	1.27	1.27
Class IR	0.92	0.92

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/16[5]
Class A Shares	One Year	Five Years	Ten Years	Since Inception (4/3/00)
Returns before taxes*	-5.94%	10.04%	5.18%	3.69%
Returns after taxes on distributions**	-6.08	9.83	5.01	3.58
Returns after taxes on distributions*** and sale of Fund shares	-3.24	7.96	4.14	2.97

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

19

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/16[6]
Holding	% of Net Assets	Line of Business
Microsoft Corp.	2.0%	Software & Services
Altria Group, Inc.	1.8	Food, Beverage & Tobacco
PepsiCo, Inc.	1.7	Food, Beverage & Tobacco
Amgen, Inc.	1.5	Pharmaceuticals, Biotechnology & Life Sciences
ConAgra Foods, Inc.	1.3	Food, Beverage & Tobacco
Tyson Foods, Inc. Class A	1.3	Food, Beverage & Tobacco
Pfizer, Inc.	1.3	Pharmaceuticals, Biotechnology & Life Sciences
General Electric Co.	1.3	Capital Goods
Apple, Inc.	1.3	Technology Hardware & Equipment
McKesson Corp.	1.2	Health Care Equipment & Services

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of June 30, 2016

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.7% of the Fund’s net assets at June 30, 2016. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

20

PORTFOLIO RESULTS

International Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of international equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of -2.42%, -2.84%, -2.21% and -2.31%, respectively. These returns compare to the -4.42% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (net, USD, unhedged) (the “Index”), during the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from stock selection driven by our quantitative model, with three of the quantitative model’s six investment themes contributing positively to relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our quantitative model’s six investment themes buoyed the Fund’s results. Momentum, Sentiment and Quality contributed positively. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality.

Our Management, Valuation and Profitability themes detracted from relative returns. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme assesses whether a company is earning more than its cost of capital.

Q	How did the Fund sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire EAFE equity market. During the Reporting Period, security selection bolstered the Fund’s relative returns.

21

PORTFOLIO RESULTS

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	During the Reporting Period, stock choices in the health care, information technology and financials sectors added most positively to the Fund’s relative results. The Fund benefited from overweight positions in Subsea 7, a U.K.-headquartered subsea engineering, construction and services company serving the offshore energy industry; Fresnillo, a Mexico-based precious metals mining company; and Hochtief, a German construction company. We adopted the overweight in Subsea 7 because of our positive views on Valuation and Sentiment. The overweight in Fresnillo was due to our positive views on Momentum and Sentiment, while the Fund was overweight Hochtief as a result of our positive views on Momentum and Valuation.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Security selection in the industrials, energy and consumer discretionary sectors detracted from relative performance. The Fund was hurt by underweight positions in the A shares and B shares of Royal Dutch Shell, a U.K.-Dutch multinational oil and gas company. We assumed the underweight in Royal Dutch Shell’s A shares due to our negative views on Sentiment and Quality. The underweight in Royal Dutch Shell’s B shares was the result of our negative view on Quality. An underweight position in Nestle, a Switzerland-based food and beverage company, also dampened the Fund’s results. We adopted the underweight in Nestle because of our negative views on Management and Momentum.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on the Fund’s relative performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	During the Reporting Period, we made a number of enhancements to our quantitative model. Within developed markets investment regions, we introduced a factor into our Profitability theme for stocks that evaluates the geographic exposure of companies by tracking the physical locations of their branches, outlets and subsidiaries. In our view, a company with a footprint in growing parts of the world is better positioned relative to a company with a footprint in parts of the world that are contracting. We are able to estimate this factor for more than 5,500 companies globally that have more than one million subsidiaries spread across more than 47,000 cities in more than 200 countries. This enhancement extends our analysis of a company’s global footprint, which has focused historically on the revenue mix across markets.

Within the Japan investment region, we enhanced our Sentiment theme by introducing a signal to measure sentiment about a company as revealed through event analysis contained in news articles. We use natural language processing techniques to read through hundreds of articles daily. We have a repository of more than 1.2 million news articles collated over a five-year period and analyze approximately 2,000 stocks in Japan using feeds of Japanese-language news articles.

In addition, during the Reporting Period, we undertook research of various environmental, social and governance metrics and their ability to forecast returns. We subsequently enhanced our Quality theme within the European investment region by introducing an environmental impact factor. The factor measures the amount of environmental resources consumed to produce a unit of output for more than 2,000 companies, which we expect to help us in our efforts to strategically tilt portfolios toward companies with favorable environmental profiles.

22

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on country weightings. Consequently, the Fund is similar to the Index in terms of its sector and country allocations. That said, at the end of the Reporting Period, the Fund was overweight the materials, health care, and information technology sectors relative to the Index. It was underweight the financials, consumer discretionary and industrials sectors. The Fund was relatively neutrally weighted in the consumer staples, energy, telecommunications services and utilities sectors at end of the Reporting Period.

At the end of the Reporting Period, the Fund was overweight relative to the Index in Norway, Japan, Italy, the Netherlands, Portugal, Germany, Denmark, Hong Kong and New Zealand. Compared to the Index, it was underweight Australia, Switzerland, France, Spain, Singapore, Israel, the U.K., Ireland and Belgium. The Fund was rather neutrally weighted relative to the Index in Finland, Austria and Sweden at the end of the Reporting Period.

23

FUND BASICS

International Tax-Managed Equity Fund

as of June 30, 2016

PERFORMANCE REVIEW
January 1, 2016–June 30, 2016	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (net, USD, unhedged)[2]
Class A	-2.42%	-4.42%
Class C	-2.84	-4.42
Institutional	-2.21	-4.42
Class IR	-2.31	-4.42

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI EAFE Index (net, USD, unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/16	One Year	Five Years	Since Inception	Inception Date
Class A	-11.30%	1.32%	-0.70%	1/31/08
Class C	-7.76	1.71	-0.78	1/31/08
Institutional	-5.70	2.88	0.37	1/31/08
Class IR	-5.94	2.73	6.19	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.38%	1.39%
Class C	2.13	2.13
Institutional	0.98	0.99
Class IR	1.13	1.13

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/16[5]
Class A Shares	One Year	Five Years	Since Inception (1/31/08)
Returns before taxes*	-11.30%	1.32%	-0.70%
Returns after taxes on distributions**	-11.47	0.99	-0.98
Returns after taxes on distributions*** and sale of Fund shares	-6.12	1.12	-0.43

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

25

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/16[6]
Holding	% of Total Net Assets	Line of Business
Roche Holding AG	2.3%	Pharmaceuticals, Biotechnology & Life Sciences
British American Tobacco PLC	1.7	Food, Beverage & Tobacco
BP PLC ADR	1.7	Energy
HSBC Holdings PLC	1.2	Banks
BASF SE	1.2	Materials
Reckitt Benckiser Group PLC	1.1	Household & Personal Products
National Grid PLC	1.1	Utilities
Mitsubishi UFJ Financial Group, Inc.	1.0	Banks
Eni SpA	1.0	Energy
Imperial Brands PLC	1.0	Food, Beverage & Tobacco

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of June 30, 2016

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.6% of the Fund’s net assets at June 30, 2016. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

26

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – 93.9%
Automobiles & Components – 1.2%
908,800	Ford Motor Co.	$11,423,616
438,600	General Motors Co.	12,412,380

		23,835,996

Banks – 5.6%
601,381	Bank of America Corp.	7,980,326
2,000	Bank of Hawaii Corp.	137,600
181,900	BB&T Corp.	6,477,459
31,200	Cullen/Frost Bankers, Inc.(a)	1,988,376
5,901	East West Bancorp, Inc.	201,676
183,400	First Niagara Financial Group, Inc.	1,786,316
415,229	JPMorgan Chase & Co.	25,802,330
650,200	New York Community Bancorp, Inc.(a)(b)	9,746,498
158,900	PacWest Bancorp	6,321,042
1,083,300	People’s United Financial, Inc.	15,881,178
134,700	U.S. Bancorp	5,432,451
610,700	Wells Fargo & Co.(c)	28,904,431

		110,659,683

Capital Goods – 6.1%
62,800	3M Co.	10,997,536
1,200	A.O. Smith Corp.	105,732
140,000	Caterpillar, Inc.	10,613,400
185,100	Eaton Corp. PLC	11,056,023
135,900	Emerson Electric Co.	7,088,544
1,112,463	General Electric Co.	35,020,335
64,800	Honeywell International, Inc.	7,537,536
21,900	KBR, Inc.	289,956
19,800	Kennametal, Inc.	437,778
82,251	Lockheed Martin Corp.	20,412,231
124,700	The Boeing Co.	16,194,789
21,600	The Timken Co.	662,256

		120,416,116

Commercial & Professional Services – 1.0%
605,000	Covanta Holding Corp.	9,952,250
137,300	KAR Auction Services, Inc.	5,730,902
25,800	ManpowerGroup, Inc.	1,659,972
104,200	R.R. Donnelley & Sons Co.	1,763,064

		19,106,188

Consumer Durables & Apparel – 1.7%
167,800	Coach, Inc.	6,836,172
170,600	Garmin Ltd.	7,236,852
246,000	Mattel, Inc.	7,697,340
118,800	NIKE, Inc. Class B	6,557,760
30,175	Skechers U.S.A., Inc. Class A*	896,801
59,300	Tupperware Brands Corp.	3,337,404

		32,562,329

Consumer Services – 2.3%
9,400	Brinker International, Inc.	427,982
8,000	Dunkin’ Brands Group, Inc.	348,960
146,547	International Game Technology PLC	2,746,291
192,400	Las Vegas Sands Corp.	8,367,476
153,000	McDonald’s Corp.	18,412,020

Common Stocks – (continued)
Consumer Services – (continued)
1,300	Service Corp. International	$35,152
99,400	Six Flags Entertainment Corp.	5,760,230
156,197	Starbucks Corp.	8,921,972
131,500	The Wendy’s Co.	1,265,030

		46,285,113

Diversified Financials – 3.5%
229,900	Artisan Partners Asset Management, Inc. Class A	6,363,632
52,596	Berkshire Hathaway, Inc. Class B*	7,615,375
32,600	BlackRock, Inc.	11,166,478
52,300	Capital One Financial Corp.	3,321,573
96,300	CME Group, Inc.	9,379,620
32,300	Eaton Vance Corp.	1,141,482
102,000	Federated Investors, Inc. Class B	2,935,560
309,700	Invesco Ltd.	7,909,738
16,800	LPL Financial Holdings, Inc.(a)	378,504
160,421	Morgan Stanley	4,167,737
16,400	MSCI, Inc.	1,264,768
435,800	Navient Corp.	5,207,810
2,503	NorthStar Asset Management Group, Inc.	25,601
499,200	Waddell & Reed Financial, Inc. Class A	8,596,224

		69,474,102

Energy – 6.8%
22,500	Antero Resources Corp.*	584,550
3,337	California Resources Corp.*(a)	40,708
16,800	Cheniere Energy, Inc.*	630,840
197,600	Chevron Corp.	20,714,408
144,300	ConocoPhillips	6,291,480
43,800	CONSOL Energy, Inc.*(a)	704,742
49,458	Continental Resources, Inc.*	2,238,963
600	Core Laboratories NV	74,334
17,700	CVR Energy, Inc.(a)	274,350
44,800	Denbury Resources, Inc.*(a)	160,832
43,500	Diamondback Energy, Inc.	3,967,635
2,100	Dril-Quip, Inc.*	122,703
27,100	Energen Corp.	1,306,491
98,000	EOG Resources, Inc.	8,175,160
8,900	EP Energy Corp. Class A*(a)	46,102
409,700	Exxon Mobil Corp.	38,405,278
30,900	Golar LNG Ltd.(a)	478,950
55,700	Gulfport Energy Corp.*	1,741,182
149,700	Halliburton Co.	6,779,913
17,900	HollyFrontier Corp.	425,483
262,800	Kinder Morgan, Inc.	4,919,616
35,800	Kosmos Energy Ltd.*	195,110
19,800	Laredo Petroleum, Inc.*(a)	207,504
30,500	Memorial Resource Development Corp.*	484,340
8,000	Nabors Industries Ltd.	80,400
103,900	Occidental Petroleum Corp.	7,850,684
3,700	Patterson-UTI Energy, Inc.	78,884
12,700	PBF Energy, Inc. Class A	302,006

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
70,502	Phillips 66	$5,593,629
33,800	QEP Resources, Inc.	595,894
53,400	Rice Energy, Inc.*	1,176,936
16,200	Rowan Companies PLC Class A	286,092
152,900	Schlumberger Ltd.	12,091,332
3,600	Seadrill Ltd.*(a)	11,664
32,748	SM Energy Co.	884,196
44,000	Targa Resources Corp.	1,854,160
16,500	Teekay Corp.(a)	117,645
75,500	Weatherford International PLC*	419,025
107,435	Whiting Petroleum Corp.*	994,848
29,500	World Fuel Services Corp.	1,400,955
81,300	WPX Energy, Inc.*	756,903

		133,465,927

Food & Staples Retailing – 2.0%
116,678	CVS Health Corp.	11,170,752
166,300	Sysco Corp.	8,438,062
120,900	Walgreens Boots Alliance, Inc.	10,067,343
145,900	Wal-Mart Stores, Inc.	10,653,618

		40,329,775

Food, Beverage & Tobacco – 5.4%
187,300	Altria Group, Inc.(c)	12,916,208
26,700	Flowers Foods, Inc.	500,625
166,000	General Mills, Inc.	11,839,120
81,500	Kellogg Co.	6,654,475
166,800	PepsiCo, Inc.	17,670,792
173,400	Philip Morris International, Inc.	17,638,248
24,800	Pinnacle Foods, Inc.	1,147,992
99,800	Reynolds American, Inc.	5,382,214
472,900	The Coca-Cola Co.(c)	21,436,557
123,900	The Kraft Heinz Co.	10,962,672

		106,148,903

Health Care Equipment & Services – 4.0%
400,241	Abbott Laboratories	15,733,474
17,100	Acadia Healthcare Co., Inc.*	947,340
65,100	Anthem, Inc.	8,550,234
98,100	Cardinal Health, Inc.	7,652,781
20,991	Centene Corp.*	1,498,128
11,023	DexCom, Inc.*	874,455
11,700	Envision Healthcare Holdings, Inc.*	296,829
100	Hill-Rom Holdings, Inc.	5,045
244,454	Medtronic PLC	21,211,273
152,500	UnitedHealth Group, Inc.	21,533,000

		78,302,559

Household & Personal Products – 1.9%
66,000	Kimberly-Clark Corp.	9,073,680
13,400	Nu Skin Enterprises, Inc. Class A(a)	618,946
325,099	The Procter & Gamble Co.	27,526,132

		37,218,758

Insurance – 2.7%
123,400	American International Group, Inc.	6,526,626
5,700	American National Insurance Co.	644,955

Common Stocks – (continued)
Insurance – (continued)
175,400	Arthur J. Gallagher & Co.	$8,349,040
191,500	Mercury General Corp.	10,180,140
212,800	MetLife, Inc.	8,475,824
385,001	Old Republic International Corp.	7,426,669
151,700	Prudential Financial, Inc.	10,822,278

		52,425,532

Materials – 2.5%
5,619	Albemarle Corp.	445,643
35,100	Domtar Corp.	1,228,851
90,200	E.I. du Pont de Nemours & Co.	5,844,960
69,200	Huntsman Corp.	930,740
212,500	International Paper Co.	9,005,750
90,700	LyondellBasell Industries NV Class A	6,749,894
53,501	Newmont Mining Corp.	2,092,945
65,400	Packaging Corp. of America	4,377,222
8,601	Sonoco Products Co.	427,103
355,402	The Dow Chemical Co.	17,667,033

		48,770,141

Media – 2.4%
15,128	Charter Communications, Inc. Class A*	3,458,866
55,900	Cinemark Holdings, Inc.	2,038,114
205,858	Comcast Corp. Class A	13,419,883
65,300	Gannett Co., Inc.	901,793
205,300	Regal Entertainment Group Class A(a)	4,524,812
200,100	Thomson Reuters Corp.	8,088,042
129,300	Time Warner, Inc.	9,508,722
3,400	Viacom, Inc. Class A	157,828
118,200	Viacom, Inc. Class B	4,901,754

		46,999,814

Pharmaceuticals, Biotechnology & Life Sciences – 9.6%
309,185	AbbVie, Inc.(b)(c)	19,141,643
32,239	Allergan PLC*	7,450,111
10,300	Alnylam Pharmaceuticals, Inc.*	571,547
127,900	Amgen, Inc.	19,459,985
5,382	BioMarin Pharmaceutical, Inc.*	418,720
5,400	Bluebird Bio, Inc.*(a)	233,766
184,400	Bristol-Myers Squibb Co.	13,562,620
24,800	Bruker Corp.	563,952
63,099	Celgene Corp.*	6,223,454
2,500	Charles River Laboratories International, Inc.*	206,100
163,400	Eli Lilly & Co.	12,867,750
160,200	Gilead Sciences, Inc.	13,363,884
12,400	Incyte Corp.*	991,752
226	Intercept Pharmaceuticals, Inc.*(a)	32,246
6,700	Intrexon Corp.*(a)	164,887
16,200	Ionis Pharmaceuticals, Inc.*	377,298
247,100	Johnson & Johnson	29,973,230
100	Juno Therapeutics, Inc.*	3,844
1,200	Medivation, Inc.*	72,360
429,150	Merck & Co., Inc.	24,723,331

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
1,084,400	Pfizer, Inc.	$38,181,724

		188,584,204

Real Estate Investment Trusts – 2.8%
24,300	American Campus Communities, Inc.	1,284,741
99,301	American Tower Corp.	11,281,482
3,800	Communications Sales & Leasing, Inc.	109,820
52,300	Crown Castle International Corp.	5,304,789
26,500	Duke Realty Corp.	706,490
400	Equity LifeStyle Properties, Inc.	32,020
73,300	Equity Residential	5,048,904
22,600	Essex Property Trust, Inc.	5,154,834
63,500	Extra Space Storage, Inc.	5,876,290
31,101	Healthcare Trust of America, Inc. Class A	1,005,790
18,800	Kilroy Realty Corp.	1,246,252
3,200	Mid-America Apartment Communities, Inc.	340,480
41,200	Omega Healthcare Investors, Inc.	1,398,740
4,000	Paramount Group, Inc.	63,760
5,500	Post Properties, Inc.	335,775
19,100	Public Storage	4,881,769
6,900	Regency Centers Corp.	577,737
48,301	Simon Property Group, Inc.	10,476,356

		55,126,029

Retailing – 4.7%
39,400	Amazon.com, Inc.*	28,195,428
102,600	DSW, Inc. Class A	2,173,068
29,800	Foot Locker, Inc.	1,634,828
70,600	GameStop Corp. Class A(a)	1,876,548
7,200	GNC Holdings, Inc. Class A	174,888
108,300	L Brands, Inc.	7,270,179
69,000	Lowe’s Companies, Inc.	5,462,730
162,000	Macy’s, Inc.	5,444,820
46,986	Netflix, Inc.*	4,298,279
24,700	Penske Automotive Group, Inc.	777,062
100,600	Target Corp.	7,023,892
167,900	The Home Depot, Inc.	21,439,151
5,365	The Priceline Group, Inc.*	6,697,720
13,100	Williams-Sonoma, Inc.	682,903

		93,151,496

Semiconductors & Semiconductor Equipment – 3.1%
99,700	Analog Devices, Inc.	5,647,008
542,600	Cypress Semiconductor Corp.(a)	5,724,430
584,800	Intel Corp.	19,181,440
122,900	Maxim Integrated Products, Inc.	4,386,301
302,400	QUALCOMM, Inc.	16,199,568
167,649	Texas Instruments, Inc.	10,503,210

		61,641,957

Common Stocks – (continued)
Software & Services – 10.7%
135,300	Accenture PLC Class A	$15,328,137
26,290	Alphabet, Inc. Class A*	18,495,804
26,759	Alphabet, Inc. Class C*	18,519,904
7,100	Broadridge Financial Solutions, Inc.	462,920
335,400	CA, Inc.	11,011,182
1,701	CDK Global, Inc.	94,389
240,600	Facebook, Inc. Class A*	27,495,768
4,200	FireEye, Inc.*	69,174
52,300	IAC/InterActiveCorp	2,944,490
104,500	International Business Machines Corp.	15,861,010
9,900	LinkedIn Corp. Class A*	1,873,575
57,300	MasterCard, Inc. Class A	5,045,838
969,951	Microsoft Corp.(b)(c)	49,632,393
247,879	Oracle Corp.	10,145,687
700	Pandora Media, Inc.*	8,715
329,600	Paychex, Inc.	19,611,200
6,600	Sabre Corp.	176,814
12,260	ServiceNow, Inc.*	814,064
28,252	Splunk, Inc.*	1,530,693
800	SS&C Technologies Holdings, Inc.	22,464
8,400	Tableau Software, Inc. Class A*	410,928
836	The Ultimate Software Group, Inc.*	175,802
3,400	Twitter, Inc.*	57,494
143,089	Visa, Inc. Class A	10,612,911
8,030	Workday, Inc. Class A*	599,600
8,500	Yelp, Inc.*	258,060
3,900	Zillow Group, Inc. Class C*(a)	141,492

		211,400,508

Technology Hardware & Equipment – 4.2%
572,400	Apple, Inc.(b)	54,721,440
828,148	Cisco Systems, Inc.	23,759,566
71,600	Lexmark International, Inc. Class A	2,702,900
74,100	National Instruments Corp.	2,030,340

		83,214,246

Telecommunication Services – 3.7%
1,045,828	AT&T, Inc.(b)(c)	45,190,228
316,400	CenturyLink, Inc.	9,178,764
338,700	Verizon Communications, Inc.	18,913,008

		73,282,000

Transportation – 2.2%
187,200	Macquarie Infrastructure Corp.	13,862,160
154,600	Union Pacific Corp.	13,488,850
148,800	United Parcel Service, Inc. Class B	16,028,736

		43,379,746

Utilities – 3.8%
10,800	Avangrid, Inc.	497,448
282,200	CenterPoint Energy, Inc.	6,772,800
173,600	Dominion Resources, Inc.	13,528,648
202,400	Duke Energy Corp.	17,363,896
308,000	PPL Corp.	11,627,000

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)
156,600	TECO Energy, Inc.	$4,328,424
403,100	The Southern Co.	21,618,253

		75,736,469

TOTAL COMMON STOCKS
(Cost $1,636,754,141)		$1,851,517,591

Investment Company(c)(d) – 5.4%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
106,958,518	0.299%	$106,958,518
(Cost $106,958,518)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,743,712,659)		$1,958,476,109

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 0.7%
Goldman Sachs Financial Square Money Market Fund – FST Institutional Shares
13,703,790	0.397%	$13,703,790
(Cost $13,703,790)

TOTAL INVESTMENTS – 100.0%
(Cost $1,757,416,449)		$1,972,179,899

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%		(100,425)

NET ASSETS – 100.0%		$1,972,079,474

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Represents an affiliated issuer.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	1,127	September 2016	$117,782,770	$2,737,278

WRITTEN OPTIONS CONTRACTS — At June 30, 2016, the Fund had the following written options:

Call Options	Number of Contracts	Exercise Price	Expiration Month	Value
S&P 500 Index	1,128	$2,090	July 2016	$(3,637,800)
S&P 500 Index	1,096	2,125	August 2016	(3,014,000)
S&P 500 Index	1,155	2,125	September 2016	(4,596,900)
TOTAL (Premiums Received $13,517,662)	3,379			$(11,248,700)

For the six months ended June 30, 2016, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2015	3,071	$10,810,872
Contracts written	4,328	16,951,144
Contracts bought to close	(4,020)	(14,244,354)
Contracts Outstanding June 30, 2016	3,379	$13,517,662

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – 95.2%
Australia – 8.2%
31,127	ALS Ltd. (Commercial & Professional Services)	$115,224
63,826	Alumina Ltd. (Materials)	62,739
323,365	Aurizon Holdings Ltd. (Transportation)	1,173,262
152,999	Australia & New Zealand Banking Group Ltd. (Banks)	2,787,649
68,467	Bendigo and Adelaide Bank Ltd. (Banks)	495,734
50,669	BHP Billiton PLC (Materials)	641,315
146,068	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	901,678
12,140	Commonwealth Bank of Australia (Banks)	681,420
721,786	DUET Group (Utilities)	1,353,785
274,113	Harvey Norman Holdings Ltd. (Retailing)	953,800
10,311	Iluka Resources Ltd. (Materials)	50,832
472,787	Insurance Australia Group Ltd. (Insurance)	1,947,536
564,746	Metcash Ltd. (Food & Staples Retailing)*(b)	809,429
210,850	National Australia Bank Ltd. (Banks)	4,048,198
105,522	Orica Ltd. (Materials)	981,620
19,903	Platinum Asset Management Ltd. (Diversified Financials)	86,440
120,376	Suncorp Group Ltd. (Insurance)	1,103,838
204,610	Tabcorp Holdings Ltd. (Consumer Services)	704,835
545,543	Telstra Corp. Ltd. (Telecommunication Services)	2,280,225
655,162	Vicinity Centres (REIT)	1,634,531
13,750	Wesfarmers Ltd. (Food & Staples Retailing)	414,657
22,071	Woodside Petroleum Ltd. (Energy)	447,539
98,001	Woolworths Ltd. (Food & Staples Retailing)	1,541,414

		25,217,700

Austria – 0.0%
2,800	Voestalpine AG (Materials)	94,235

Belgium – 1.8%
36,348	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	4,806,530
15,274	Proximus SADP (Telecommunication Services)	485,384
3,951	Solvay SA (Materials)	369,055

		5,660,969

Denmark – 1.4%
5,109	Chr. Hansen Holding A/S (Materials)	335,535
10,547	Coloplast A/S Class B (Health Care Equipment & Services)	789,492
39,584	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	2,131,713

Common Stocks – (continued)
Denmark – (continued)
1,490	Pandora A/S (Consumer Durables & Apparel)	$202,937
35,429	Tryg A/S (Insurance)	634,339
3,337	Vestas Wind Systems A/S (Capital Goods)	226,814

		4,320,830

Finland – 2.0%
46,214	Fortum OYJ (Utilities)	742,495
23,393	Kone OYJ Class B (Capital Goods)	1,079,595
12,595	Metso OYJ (Capital Goods)	296,107
18,027	Neste OYJ (Energy)	646,429
58,816	Nokia OYJ (Technology Hardware & Equipment)	334,983
17,071	Nokian Renkaat OYJ (Automobiles & Components)	611,857
19,484	Orion OYJ Class B (Pharmaceuticals, Biotechnology & Life Sciences)	756,560
14,927	Sampo OYJ Class A (Insurance)	610,459
74,290	Stora Enso OYJ Class R (Materials)	597,446
22,129	UPM-Kymmene OYJ (Materials)	406,527

		6,082,458

France – 7.6%
15,140	Accor SA (Consumer Services)	580,106
11,970	Airbus Group SE (Capital Goods)	686,120
31,802	AXA SA (Insurance)	628,809
24,706	BNP Paribas SA (Banks)	1,083,495
36,142	Bouygues SA (Capital Goods)	1,035,407
8,909	Capgemini SA (Software & Services)	768,783
26,476	Casino Guichard Perrachon SA (Food & Staples Retailing)(a)(b)	1,469,643
36,180	Credit Agricole SA (Banks)	304,163
10,779	Danone SA (Food, Beverage & Tobacco)	754,343
33,851	Edenred (Commercial & Professional Services)	693,137
26,765	Electricite de France SA (Utilities)(b)	324,532
237,980	Engie SA (Utilities)	3,821,164
6,368	Eutelsat Communications SA (Media)	120,197
2,079	Kering (Consumer Durables & Apparel)	334,682
2,358	Klepierre (REIT)	104,047
24,354	Lagardere SCA (Media)	529,749
746	L’Oreal SA (Household & Personal Products)	142,824
9,353	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)	1,409,822
5,546	Orange SA (Telecommunication Services)	90,181
71,573	Rexel SA (Capital Goods)*	899,844
35,412	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	2,942,126
7,358	Schneider Electric SE (Capital Goods)	429,271
22,267	Societe Generale SA (Banks)	696,643
2,283	Technip SA (Energy)	123,567

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
34,734	Total SA (Energy)(c)	$1,665,705
2,770	Unibail-Rodamco SE (REIT)*	716,582
50,727	Vivendi SA (Telecommunication Services)(c)	949,037

		23,303,979

Germany – 6.6%
9,286	Allianz SE (Registered) (Insurance)	1,324,717
12,698	Axel Springer SE (Media)	666,692
20,984	BASF SE (Materials)	1,609,027
20,057	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	2,014,423
1,635	Bayerische Motoren Werke AG (Automobiles & Components)	118,987
59,981	Daimler AG (Registered) (Automobiles & Components)(c)	3,589,163
10,926	Deutsche Boerse AG (Diversified Financials)	897,623
39,106	Deutsche Post AG (Registered) (Transportation)	1,101,714
40,069	E.ON SE (Utilities)	404,489
7,001	Evonik Industries AG (Materials)	208,690
11,651	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	856,087
20,247	Hugo Boss AG (Consumer Durables & Apparel)	1,151,084
18,783	K+S AG (Registered) (Materials)(b)	384,529
5,575	MAN SE (Capital Goods)	568,779
6,232	ProSiebenSat.1 Media SE (Registered) (Media)*	272,601
13,120	SAP SE (Software & Services)	985,380
18,669	Siemens AG (Registered) (Capital Goods)	1,915,835
4,311	Symrise AG (Materials)	294,058
130,261	Telefonica Deutschland Holding AG (Telecommunication Services)	536,557
5,335	TUI AG (Consumer Services)	60,723
10,360	United Internet AG (Registered) (Software & Services)	430,654
872	Volkswagen AG (Automobiles & Components)	115,595
21,374	Vonovia SE (Real Estate)	780,450

		20,287,857

Hong Kong – 2.9%
137,000	AIA Group Ltd. (Insurance)	823,880
88,500	BOC Hong Kong Holdings Ltd. (Banks)	266,682
52,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	448,347
49,408	Cheung Kong Property Holdings Ltd. (Real Estate)	311,303
53,408	CK Hutchison Holdings Ltd. (Capital Goods)	587,513

Common Stocks – (continued)
Hong Kong – (continued)
59,000	Galaxy Entertainment Group Ltd. (Consumer Services)	$176,529
111,000	Hang Lung Properties Ltd. (Real Estate)	224,253
34,900	Hang Seng Bank Ltd. (Banks)	598,633
858,771	Hong Kong & China Gas Co. Ltd. (Utilities)	1,569,164
27,600	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	672,490
27,000	Hysan Development Co. Ltd. (Real Estate)	120,407
2,700	Jardine Matheson Holdings Ltd. (Capital Goods)	157,852
88,000	MGM China Holdings Ltd. (Consumer Services)	114,902
137,189	New World Development Co. Ltd. (Real Estate)	139,709
56,000	Power Assets Holdings Ltd. (Utilities)	514,893
155,600	Sands China Ltd. (Consumer Services)	526,537
135,261	Sino Land Co. Ltd. (Real Estate)	222,705
29,000	Sun Hung Kai Properties Ltd. (Real Estate)	349,998
58,200	Swire Properties Ltd. (Real Estate)	155,068
24,000	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	100,224
107,000	The Wharf Holdings Ltd. (Real Estate)	652,971
141,200	Wynn Macau Ltd. (Consumer Services)	204,611

		8,938,671

Ireland – 0.2%
24,569	CRH PLC (Materials)	715,949

Israel – 0.7%
562,979	Bezeq The Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	1,115,221
63,751	Israel Chemicals Ltd. (Materials)	248,379
13,548	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	680,516

		2,044,116

Italy – 1.4%
54,886	Atlantia SpA (Transportation)	1,371,324
121,624	Eni SpA (Energy)	1,959,019
368,564	Intesa Sanpaolo SpA RNC (Banks)	659,800
172,049	Intesa Sanpaolo SpA (Banks)	327,704
11,781	Saipem SpA (Energy)*	4,710
66,542	UnipolSai SpA (Insurance)	100,420

		4,422,977

Japan – 21.4%
2,400	ABC-Mart, Inc. (Retailing)	161,068
29,300	Alfresa Holdings Corp. (Health Care Equipment & Services)	612,138

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
3,500	Alps Electric Co. Ltd. (Technology Hardware & Equipment)	$66,494
109,000	ANA Holdings, Inc. (Transportation)	310,607
146,000	Aozora Bank Ltd. (Banks)	506,472
148,000	Asahi Glass Co. Ltd. (Capital Goods)	803,180
41,000	Asahi Kasei Corp. (Materials)	285,320
66,700	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	1,046,012
64,000	Bridgestone Corp. (Automobiles & Components)	2,056,764
89,400	Canon, Inc. (Technology Hardware & Equipment)	2,552,389
18,200	Casio Computer Co. Ltd. (Consumer Durables & Apparel)	262,084
12,100	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	431,222
39,200	Daicel Corp. (Materials)	406,193
37,000	Daihatsu Motor Co. Ltd. (Automobiles & Components)	481,963
6,600	Daito Trust Construction Co. Ltd. (Real Estate)	1,071,592
15,800	Daiwa House Industry Co. Ltd. (Real Estate)	463,999
106,000	Daiwa Securities Group, Inc. (Diversified Financials)	558,447
2,100	Dentsu, Inc. (Media)	98,439
14,700	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	820,791
12,000	FANUC Corp. (Capital Goods)	1,952,079
500	Fast Retailing Co. Ltd. (Retailing)	134,240
34,400	Fuji Heavy Industries Ltd. (Automobiles & Components)	1,182,445
5,200	Hamamatsu Photonics K.K. (Technology Hardware & Equipment)	145,907
48,300	Hino Motors Ltd. (Capital Goods)	481,066
1,825	Hirose Electric Co. Ltd. (Technology Hardware & Equipment)	224,413
6,000	Hitachi Chemical Co. Ltd. (Materials)	112,058
10,000	Hitachi Construction Machinery Co., Ltd. (Capital Goods)	145,960
93,000	Hitachi Ltd. (Technology Hardware & Equipment)	389,657
2,900	Hitachi Metals Ltd. (Materials)	29,462
27,500	Honda Motor Co. Ltd. (Automobiles & Components)	689,845
12,900	Hulic Co. Ltd. (Real Estate)	135,935
11,800	Isuzu Motors Ltd. (Automobiles & Components)	145,340
117,500	ITOCHU Corp. (Capital Goods)	1,437,402
4,200	ITOCHU Techno-Solutions Corp. (Software & Services)	90,482
13,900	Japan Airlines Co. Ltd. (Transportation)	447,199

Common Stocks – (continued)
Japan – (continued)
19,200	Japan Exchange Group, Inc. (Diversified Financials)	$221,059
34,100	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	1,374,305
11,800	JFE Holdings, Inc. (Materials)	153,933
50,000	Kaneka Corp. (Materials)	333,613
24,000	Kao Corp. (Household & Personal Products)	1,397,812
91,000	Kawasaki Heavy Industries Ltd. (Capital Goods)	256,588
29,600	KDDI Corp. (Telecommunication Services)	900,128
8,000	Kikkoman Corp. (Food, Beverage & Tobacco)	295,200
80,000	Kintetsu Group Holdings Co. Ltd. (Transportation)	342,355
45,500	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	767,411
43,600	Komatsu Ltd. (Capital Goods)	757,405
6,000	Kose Corp. (Household & Personal Products)	508,439
8,000	Kubota Corp. (Capital Goods)	108,203
16,500	LIXIL Group Corp. (Capital Goods)	270,961
3,900	M3, Inc. (Health Care Equipment & Services)	136,110
3,000	Makita Corp. (Capital Goods)	199,191
179,100	Marubeni Corp. (Capital Goods)	809,126
16,100	Marui Group Co. Ltd. (Retailing)	216,737
800	Maruichi Steel Tube Ltd. (Materials)	27,960
2,800	MEIJI Holdings Co. Ltd. (Food, Beverage & Tobacco)	287,715
22,000	Mitsubishi Estate Co. Ltd. (Real Estate)	403,541
27,000	Mitsubishi Materials Corp. (Materials)	64,648
243,200	Mitsubishi UFJ Financial Group, Inc. (Banks)	1,090,230
123,900	Mitsui & Co. Ltd. (Capital Goods)	1,479,016
13,000	Mitsui Fudosan Co. Ltd. (Real Estate)	298,360
1,700	Mixi, Inc. (Software & Services)	70,287
794,100	Mizuho Financial Group, Inc. (Banks)	1,142,757
5,200	MS&AD Insurance Group Holdings, Inc. (Insurance)	134,733
9,000	Murata Manufacturing Co. Ltd. (Technology Hardware & Equipment)	1,009,032
39,000	NEC Corp. (Technology Hardware & Equipment)	90,865
10,200	NGK Spark Plug Co. Ltd. (Automobiles & Components)	153,967
2,800	Nidec Corp. (Capital Goods)	213,144
83,000	Nippon Express Co. Ltd. (Transportation)	379,286
2,401	Nippon Paint Holdings Co. Ltd. (Materials)	59,352
341,000	Nippon Yusen Kabushiki Kaisha (Transportation)	599,900

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
34,200	Nissan Motor Co. Ltd. (Automobiles & Components)	$305,212
11,600	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	186,469
7,100	Nitto Denko Corp. (Materials)	450,383
98,700	Nomura Holdings, Inc. (Diversified Financials)	351,032
9,000	Nomura Research Institute Ltd. (Software & Services)	330,078
32,300	NSK Ltd. (Capital Goods)	236,434
62,300	NTT DoCoMo, Inc. (Telecommunication Services)	1,680,141
25,000	NTT Urban Development Corp. (Real Estate)	268,766
4,200	Obic Co. Ltd. (Software & Services)	231,195
49,000	Odakyu Electric Railway Co. Ltd. (Transportation)	574,571
500	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	21,781
2,800	Oracle Corp. Japan (Software & Services)	149,305
9,500	ORIX Corp. (Diversified Financials)	122,934
2,700	Otsuka Corp. (Software & Services)	126,256
3,400	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	156,682
55,400	Panasonic Corp. (Consumer Durables & Apparel)	476,636
12,900	Rakuten, Inc. (Retailing)	140,008
35,300	Resona Holdings, Inc. (Banks)	129,018
44,100	Ricoh Co. Ltd. (Technology Hardware & Equipment)	382,280
1,000	Ryohin Keikaku Co. Ltd. (Retailing)	243,698
24,500	Sankyo Co. Ltd. (Consumer Durables & Apparel)	918,579
12,700	Sanrio Co. Ltd. (Retailing)	226,128
14,600	SBI Holdings, Inc. (Diversified Financials)	145,389
13,200	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	142,165
34,400	Seiko Epson Corp. (Technology Hardware & Equipment)	551,488
75,400	Sekisui House Ltd. (Consumer Durables & Apparel)	1,320,411
136,800	Seven Bank Ltd. (Banks)	424,615
7,000	Shimadzu Corp. (Technology Hardware & Equipment)	105,233
9,400	Shin-Etsu Chemical Co. Ltd. (Materials)	550,732
8,400	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	459,195
38,500	Showa Shell Sekiyu KK (Energy)	359,346
8,600	SoftBank Group Corp. (Telecommunication Services)	486,348

Common Stocks – (continued)
Japan – (continued)
3,800	Sompo Japan Nipponkoa Holdings, Inc. (Insurance)	$101,126
19,500	Sony Corp. (Consumer Durables & Apparel)	574,509
35,000	Sumitomo Chemical Co. Ltd. (Materials)	144,412
129,600	Sumitomo Corp. (Capital Goods)	1,306,355
11,000	Sumitomo Metal Mining Co. Ltd. (Materials)	111,896
62,000	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,790,254
281,000	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	914,321
7,000	Sumitomo Realty & Development Co. Ltd. (Real Estate)	189,822
9,700	Sysmex Corp. (Health Care Equipment & Services)	667,927
42,000	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,811,384
8,200	Terumo Corp. (Health Care Equipment & Services)	349,938
5,900	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	66,047
55,300	Tohoku Electric Power Co., Inc. (Utilities)	697,915
14,800	Tokio Marine Holdings, Inc. (Insurance)	492,708
8,800	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	743,677
96,000	Tokyo Gas Co. Ltd. (Utilities)	396,361
57,700	Tokyu Fudosan Holdings Corp. (Real Estate)	359,965
4,600	TOTO Ltd. (Capital Goods)	183,812
3,800	Toyoda Gosei Co. Ltd. (Automobiles & Components)	67,675
61,400	Toyota Motor Corp. (Automobiles & Components)	3,026,930
18,400	Trend Micro, Inc. (Software & Services)	658,057
61,200	USS Co. Ltd. (Retailing)	1,011,427
4,000	Yamaha Corp. (Consumer Durables & Apparel)	107,814
22,600	Yamaha Motor Co. Ltd. (Automobiles & Components)	344,756
13,300	Yamato Holdings Co. Ltd. (Transportation)	305,381

		65,969,010

Luxembourg – 0.8%
16,699	RTL Group SA (Media)	1,363,790
55,346	SES SA FDR (Media)	1,184,822

		2,548,612

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Netherlands – 3.9%
7,381	Boskalis Westminster (Capital Goods)	$251,859
126,193	ING Groep NV CVA (Banks)	1,305,582
12,676	Koninklijke DSM NV (Materials)	731,284
43,599	Koninklijke Philips NV (Capital Goods)	1,082,836
3,755	Koninklijke Vopak NV (Energy)	186,922
70,146	NN Group NV (Insurance)	1,931,009
1,920	NXP Semiconductors NV (Semiconductors & Semiconductor Equipment)*	150,413
133,282	Royal Dutch Shell PLC Class A (Energy)(c)	3,657,364
91,973	Royal Dutch Shell PLC Class B (Energy)	2,541,084

		11,838,353

New Zealand – 0.1%
16,542	Fletcher Building Ltd. (Materials)	101,751
73,086	Mighty River Power Ltd. (Utilities)	157,734
52,305	Spark New Zealand Ltd. (Telecommunication Services)	132,941

		392,426

Norway – 0.7%
215,934	Orkla ASA (Food, Beverage & Tobacco)	1,920,421
9,023	Yara International ASA (Materials)	286,632

		2,207,053

Portugal – 0.2%
37,978	EDP – Energias de Portugal SA (Utilities)	116,272
24,385	Galp Energia SGPS SA (Energy)	339,155

		455,427

Singapore – 1.3%
48,200	ComfortDelGro Corp. Ltd. (Transportation)	98,985
254,000	Genting Singapore PLC (Consumer Services)	137,784
743,600	Global Logistic Properties Ltd. (Real Estate)	1,003,897
69,000	Keppel Corp. Ltd. (Capital Goods)	284,646
107,300	Sembcorp Marine Ltd. (Capital Goods)	124,860
22,900	Singapore Exchange Ltd. (Diversified Financials)	130,445
211,000	Singapore Press Holdings Ltd. (Media)	621,771
202,000	Singapore Technologies Engineering Ltd. (Capital Goods)	475,486
93,000	StarHub Ltd. (Telecommunication Services)	262,417
55,000	United Overseas Bank Ltd. (Banks)	757,788

		3,898,079

Common Stocks – (continued)
Spain – 3.3%
83,558	Abertis Infraestructuras SA (Transportation)	$1,234,786
3,306	ACS Actividades de Construccion y Servicios SA (Capital Goods)	90,681
209,830	Banco Bilbao Vizcaya Argentaria SA (Banks)	1,202,211
426,473	Banco Santander SA (Banks)	1,655,005
90,136	Distribuidora Internacional de Alimentacion SA (Food & Staples Retailing)	526,114
26,882	Enagas SA (Utilities)	821,253
34,755	Ferrovial SA (Capital Goods)	680,432
402,121	Telefonica SA (Telecommunication Services)(c)	3,817,662

		10,028,144

Sweden – 3.5%
33,237	Hennes & Mauritz AB Class B (Retailing)	977,860
49,766	Husqvarna AB Class B (Consumer Durables & Apparel)	370,581
12,283	Lundin Petroleum AB (Energy)*	223,834
352,747	Nordea Bank AB (Banks)	2,992,581
50,455	Sandvik AB (Capital Goods)	505,152
235,610	Skandinaviska Enskilda Banken AB Class A (Banks)	2,058,213
11,970	Swedbank AB Class A (Banks)	251,407
62,148	Tele2 AB Class B (Telecommunication Services)	545,619
161,424	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	1,240,149
334,966	Telia Co. AB (Telecommunication Services)	1,586,224
15,913	Volvo AB Class B (Capital Goods)	158,085

		10,909,705

Switzerland – 9.5%
43,589	ABB Ltd. (Registered) (Capital Goods)*	862,718
11,418	Adecco Group AG (Registered) (Commercial & Professional Services)	575,902
3,206	Compagnie Financiere Richemont SA (Registered) (Consumer Durables & Apparel)	187,662
73,030	Credit Suisse Group AG (Registered) (Diversified Financials)*	777,946
2,590	EMS-Chemie Holding AG (Registered) (Materials)	1,337,237
1,736	Geberit AG (Registered) (Capital Goods)	657,532
926	Givaudan SA (Registered) (Materials)	1,864,524
207,676	Glencore PLC (Materials)*	428,045
1,812	Julius Baer Group Ltd. (Diversified Financials)*	72,930

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)
3,263	Kuehne + Nagel International AG (Registered) (Transportation)	$457,178
7,142	LafargeHolcim Ltd. (Registered) (Materials)*	298,804
42,334	Nestle SA (Registered) (Food, Beverage & Tobacco)	3,279,968
68,534	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	5,656,697
1,958	Partners Group Holding AG (Diversified Financials)	839,131
16,411	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	4,330,532
178	SGS SA (Registered) (Commercial & Professional Services)	407,754
337,023	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	1,967,675
1,987	Syngenta AG (Registered) (Materials)	762,707
17,457	UBS Group AG (Registered) (Diversified Financials)	226,515
17,426	Zurich Insurance Group AG (Insurance)*	4,310,892

		29,302,349

United Kingdom – 17.7%
204,174	Aberdeen Asset Management PLC (Diversified Financials)	766,039
27,116	Anglo American PLC (Materials)	265,798
18,715	AstraZeneca PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)(b)	564,931
250,161	BAE Systems PLC (Capital Goods)	1,751,268
331,374	Barclays PLC (Banks)	616,318
17,837	Berkeley Group Holdings PLC (Consumer Durables & Apparel)	602,314
78,278	BP PLC ADR (Energy)(c)	2,779,652
52,689	British American Tobacco PLC (Food, Beverage & Tobacco)	3,415,778
23,343	Capita PLC (Commercial & Professional Services)	300,787
108,358	Centrica PLC (Utilities)	327,674
366,173	Cobham PLC (Capital Goods)	771,465
16,241	Compass Group PLC (Consumer Services)	308,991
13,945	Diageo PLC (Food, Beverage & Tobacco)	389,563
18,746	easyJet PLC (Transportation)	272,410
130,365	G4S PLC (Commercial & Professional Services)	319,441
167,076	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)(c)	7,241,074
1,024,775	HSBC Holdings PLC (Banks)	6,349,048
115,961	ICAP PLC (Diversified Financials)	652,478

Common Stocks – (continued)
United Kingdom – (continued)
21,808	Imperial Brands PLC (Food, Beverage & Tobacco)	$1,182,708
118,879	J Sainsbury PLC (Food & Staples Retailing)	370,331
24,945	Land Securities Group PLC (REIT)	347,122
852,286	Legal & General Group PLC (Insurance)	2,181,935
170,571	Marks & Spencer Group PLC (Retailing)	730,475
1,017	Next PLC (Retailing)	67,199
132,053	Pearson PLC (Media)	1,717,762
47,617	Persimmon PLC (Consumer Durables & Apparel)	923,374
28,433	Provident Financial PLC (Diversified Financials)	876,699
1,916	Reckitt Benckiser Group PLC (Household & Personal Products)	192,121
12,668	Rio Tinto PLC (Materials)	393,551
3,497	Rio Tinto PLC ADR (Materials)	109,456
27,422	Royal Mail PLC (Transportation)	184,235
148,325	SSE PLC (Utilities)	3,087,098
101,080	Standard Life PLC (Insurance)	398,797
145,942	Tate & Lyle PLC (Food, Beverage & Tobacco)	1,304,861
24,262	The British Land Co. PLC (REIT)	196,990
98,827	Unilever NV CVA (Household & Personal Products)(c)	4,596,406
66,166	Unilever PLC ADR (Household & Personal Products)(c)	3,170,013
138,945	Vodafone Group PLC ADR (Telecommunication Services)(a)(c)	4,292,011
55,944	William Hill PLC (Consumer Services)	192,702
61,537	Wm Morrison Supermarkets PLC (Food & Staples Retailing)	154,483

		54,365,358

TOTAL COMMON STOCKS
(Cost $358,379,704)		$293,004,257

Shares	Description	Rate	Value

Preferred Stocks – 0.6%
Germany – 0.6%
6,948	Bayerische Motoren Werke AG (Automobiles & Components)	3.220%	$442,911
12,634	Fuchs Petrolub SE (Materials)	0.820	497,033
3,771	Porsche Automobil Holding SE (Automobiles & Components)	1.010	174,303

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Rate	Value

Preferred Stocks – (continued)
4,570	Volkswagen AG (Automobiles & Components)	0.170%	$553,520

TOTAL PREFERRED STOCKS
(Cost $2,711,238)			$1,667,767

Units	Description	Value
Right* – 0.0%
Spain – 0.0%
3,306	ACS Actividades de Construccion y Servicios SA (Capital Goods)	$2,323
(Cost $2,345)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $361,093,287)		$294,674,347

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 1.0%
Goldman Sachs Financial Square Money Market Fund – FST Institutional Shares
3,101,464	0.397%	$3,101,464
(Cost $3,101,464)

TOTAL INVESTMENTS – 96.8%
(Cost $$364,194,751)		$297,775,811

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.2%		9,986,834

NET ASSETS – 100.0%		$307,762,645

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is on loan.
(c)	All or a portion of this security is held as collateral for call options written.
(d)	Represents an affiliated issuer.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

Investment Abbreviations:
ADR	— American Depositary Receipt
CVA	— Dutch Certification
FDR	— Fiduciary Depositary Receipt
REIT	— Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	133	September 2016	$4,213,887	$79,845
FTSE 100 Index	23	September 2016	1,966,489	166,762
TSE TOPIX Index	17	September 2016	2,050,404	(150,512)
TOTAL				$96,095

WRITTEN OPTIONS CONTRACTS — At June 30, 2016, the Fund had the following written options:

Call Options	Number of Contracts	Exercise Price		Expiration Month	Value
EURO STOXX 50 Index	1275	EUR	2,925	September 2016	$(1,283,343)
FTSE 100 Index	208	GBP	6,125	September 2016	(1,174,056)
Nikkei-225 Stock Average	182	JPY	17,250	September 2016	(237,931)
TOTAL (Premiums Received $3,045,475)	1,665				$(2,695,330)

For the six months ended June 30, 2016, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2015	2,181	$2,745,815
Contracts written	3,721	5,746,028
Contracts expired	(2,056)	(2,700,553)
Contracts bought to close	(2,181)	(2,745,815)
Contracts Outstanding June 30, 2016	1,665	$3,045,475

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – 99.1%
Automobiles & Components – 0.4%
21,887	Gentex Corp.	$338,154
38,844	Lear Corp.	3,952,766
3,773	Standard Motor Products, Inc.	150,090

		4,441,010

Banks – 3.6%
15,971	Berkshire Hills Bancorp, Inc.	429,939
49,492	CenterState Banks, Inc.	779,499
19,853	Central Pacific Financial Corp.	468,531
27,810	East West Bancorp, Inc.	950,546
11,376	FCB Financial Holdings, Inc. Class A*	386,784
160,029	Fifth Third Bancorp	2,814,910
3,267	First Citizens BancShares, Inc. Class A	845,859
8,596	Hilltop Holdings, Inc.*	180,430
17,443	IBERIABANK Corp.	1,041,870
153,495	JPMorgan Chase & Co.	9,538,179
208,520	KeyCorp	2,304,146
23,512	Prosperity Bancshares, Inc.	1,198,877
37,634	Radian Group, Inc.	392,146
233,240	Regions Financial Corp.	1,984,873
6,649	SVB Financial Group*	632,719
7,370	Synovus Financial Corp.	213,656
75,821	TCF Financial Corp.	959,136
64,124	The PNC Financial Services Group, Inc.	5,219,052
15,761	U.S. Bancorp	635,641
16,683	Umpqua Holdings Corp.	258,086
34,664	United Community Banks, Inc.	634,005
116,733	Wells Fargo & Co.	5,524,973
22,699	Western Alliance Bancorp*	741,122

		38,134,979

Capital Goods – 7.4%
14,958	Allison Transmission Holdings, Inc.	422,264
40,875	Applied Industrial Technologies, Inc.	1,845,098
8,716	Astec Industries, Inc.	489,403
28,363	Babcock & Wilcox Enterprises, Inc.*	416,653
28,536	BWX Technologies, Inc.	1,020,733
36,739	Comfort Systems USA, Inc.	1,196,589
11,974	Continental Building Products, Inc.*	266,182
4,835	Curtiss-Wright Corp.	407,349
30,694	Danaher Corp.	3,100,094
26,656	DigitalGlobe, Inc.*	570,172
11,432	Eaton Corp. PLC	682,833
4,919	Esterline Technologies Corp.*	305,175
24,790	Federal Signal Corp.	319,295
3,246	Flowserve Corp.	146,622
425,250	General Electric Co.	13,386,870
6,702	Granite Construction, Inc.	305,276
9,561	H&E Equipment Services, Inc.	181,946
94,135	HD Supply Holdings, Inc.*	3,277,781
9,481	Honeywell International, Inc.	1,102,830
10,455	Hubbell, Inc.	1,102,689
21	Hyster-Yale Materials Handling, Inc.	1,249

Common Stocks – (continued)
Capital Goods – (continued)
114,094	Illinois Tool Works, Inc.	$11,884,031
5,320	Ingersoll-Rand PLC	338,775
29,272	Lockheed Martin Corp.	7,264,432
45,496	NOW, Inc.*	825,297
31,608	Orbital ATK, Inc.	2,691,105
64,168	Raytheon Co.	8,723,640
37,020	Spirit AeroSystems Holdings, Inc. Class A*	1,591,860
55,021	The Boeing Co.	7,145,577
11,074	Trex Co., Inc.*	497,444
8,619	United Rentals, Inc.*	578,335
8,601	Valmont Industries, Inc.	1,163,457
21,794	WABCO Holdings, Inc.*	1,995,677
3,709	Wabtec Corp.	260,483
23,184	Watsco, Inc.	3,261,757

		78,768,973

Commercial & Professional Services – 0.9%
59,972	ABM Industries, Inc.	2,187,779
48,254	Brady Corp. Class A	1,474,642
29,156	Cintas Corp.	2,861,078
11,520	Essendant, Inc.	352,051
17,718	ManpowerGroup, Inc.	1,139,976
14,452	McGrath RentCorp	442,087
58,286	Steelcase, Inc. Class A	790,941

		9,248,554

Consumer Durables & Apparel – 2.1%
18,478	Carter’s, Inc.	1,967,353
19,685	Columbia Sportswear Co.	1,132,675
3,479	Harman International Industries, Inc.	249,862
33,386	Hasbro, Inc.	2,804,090
3,878	Helen of Troy Ltd.*	398,813
163,278	NIKE, Inc. Class B	9,012,945
1,156	NVR, Inc.*	2,058,073
63,216	Vista Outdoor, Inc.*	3,017,300
9,823	Whirlpool Corp.	1,636,905

		22,278,016

Consumer Services – 3.4%
122,733	Bloomin’ Brands, Inc.	2,193,239
49,807	Bob Evans Farms, Inc./DE	1,890,176
38,745	Boyd Gaming Corp.*	712,908
51,446	Carnival Corp.	2,273,913
49,552	Darden Restaurants, Inc.	3,138,624
31,989	Denny’s Corp.*	343,242
46,924	Domino’s Pizza, Inc.	6,164,875
11,608	Krispy Kreme Doughnuts, Inc.*	243,304
6,048	Marriott International, Inc. Class A(a)	401,950
8,688	McDonald’s Corp.	1,045,514
62,281	Papa John’s International, Inc.	4,235,108
1,874	Six Flags Entertainment Corp.	108,598
71,064	Sonic Corp.	1,922,281
35,270	Starbucks Corp.	2,014,622
17,719	Vail Resorts, Inc.	2,449,297

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Consumer Services – (continued)
5,310	Wyndham Worldwide Corp.	$378,231
87,531	Yum! Brands, Inc.	7,258,071

		36,773,953

Diversified Financials – 3.9%
60,343	Ameriprise Financial, Inc.	5,421,819
40,517	Berkshire Hathaway, Inc. Class B*	5,866,456
4,505	Capital One Financial Corp.	286,113
23,016	Cohen & Steers, Inc.	930,767
137,041	E*TRADE Financial Corp.*	3,219,093
5,249	GAMCO Investors, Inc. Class A	172,010
13,256	Morgan Stanley	344,391
38,271	MSCI, Inc.	2,951,460
135,647	Nasdaq, Inc.	8,772,291
34,290	OM Asset Management PLC	457,771
171,359	Synchrony Financial*	4,331,956
163,531	TD Ameritrade Holding Corp.	4,656,545
96,718	The Bank of New York Mellon Corp.	3,757,494

		41,168,166

Energy – 5.8%
160,652	Anadarko Petroleum Corp.	8,554,719
39,012	Callon Petroleum Co.*	438,105
152,331	Chesapeake Energy Corp.*(a)	651,977
37,035	Cimarex Energy Co.	4,419,016
56,157	Columbia Pipeline Group, Inc.	1,431,442
39,820	Devon Energy Corp.	1,443,475
61,715	Energen Corp.	2,975,280
12,027	EOG Resources, Inc.	1,003,292
87,280	Exxon Mobil Corp.	8,181,627
127,204	FMC Technologies, Inc.*	3,392,531
78,991	Kinder Morgan, Inc.	1,478,711
32,063	Marathon Oil Corp.	481,266
168,719	Newfield Exploration Co.*	7,454,005
31,788	Noble Energy, Inc.	1,140,236
92,479	Oasis Petroleum, Inc.*	863,754
9,923	Occidental Petroleum Corp.	749,782
93,971	Oceaneering International, Inc.	2,805,974
18,970	Oil States International, Inc.*	623,734
43,816	Pioneer Natural Resources Co.	6,625,417
7,136	Range Resources Corp.(a)	307,847
8,552	Superior Energy Services, Inc.	157,442
256,705	The Williams Companies, Inc.	5,552,529
13,354	Valero Energy Corp.	681,054
38,826	Whiting Petroleum Corp.*	359,529

		61,772,744

Food & Staples Retailing – 2.0%
123,232	CVS Health Corp.	11,798,232
62,608	Safeway PDC LLC*	33,298
110,311	Walgreens Boots Alliance, Inc.	9,185,597

		21,017,127

Food, Beverage & Tobacco – 7.2%
284,076	Altria Group, Inc.	19,589,881
67,825	Archer-Daniels-Midland Co.	2,909,014

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
286,791	ConAgra Foods, Inc.	$13,711,478
4,908	General Mills, Inc.	350,038
53,570	Hormel Foods Corp.	1,960,662
13,685	Lancaster Colony Corp.	1,746,343
166,716	PepsiCo, Inc.	17,661,893
95,122	Pilgrim’s Pride Corp.(a)	2,423,708
28,740	Sanderson Farms, Inc.(a)	2,490,034
204,944	Tyson Foods, Inc. Class A	13,688,210

		76,531,261

Health Care Equipment & Services – 6.2%
64,076	Abbott Laboratories	2,518,828
9,683	Aetna, Inc.	1,182,585
24,038	Allscripts Healthcare Solutions, Inc.*	305,283
18,807	Anthem, Inc.	2,470,111
70,159	Baxter International, Inc.	3,172,590
12,250	Becton Dickinson and Co.	2,077,478
244,916	Boston Scientific Corp.*	5,723,687
27,433	C. R. Bard, Inc.	6,451,144
1,795	Cantel Medical Corp.	123,370
20,463	Cardinal Health, Inc.	1,596,319
5,312	CorVel Corp.*	229,372
82,259	Express Scripts Holding Co.*	6,235,232
40,526	Hologic, Inc.*	1,402,200
37,074	IDEXX Laboratories, Inc.*	3,442,692
28,495	Magellan Health, Inc.*	1,874,116
68,956	McKesson Corp.	12,870,637
60,503	Medtronic PLC	5,249,845
60,379	St. Jude Medical, Inc.	4,709,562
11,134	Universal Health Services, Inc. Class B	1,493,069
23,524	WellCare Health Plans, Inc.*	2,523,655

		65,651,775

Household & Personal Products – 1.1%
75,060	Kimberly-Clark Corp.	10,319,249
8,185	The Procter & Gamble Co.	693,024
4,862	USANA Health Sciences, Inc.*	541,772

		11,554,045

Insurance – 4.1%
122,226	Allied World Assurance Co. Holdings AG	4,295,022
45,168	AmTrust Financial Services, Inc.	1,106,616
24,694	Argo Group International Holdings Ltd.	1,281,618
36,301	Aspen Insurance Holdings Ltd.	1,683,640
13,710	Endurance Specialty Holdings Ltd.	920,764
98,971	Lincoln National Corp.	3,837,106
17,026	Marsh & McLennan Companies, Inc.	1,165,600
55,298	Principal Financial Group, Inc.	2,273,301
64,085	Prudential Financial, Inc.	4,571,824
107,660	Reinsurance Group of America, Inc.	10,441,943
84,924	The Travelers Companies, Inc.	10,109,353
18,889	Unum Group	600,481

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Insurance – (continued)
17,455	W.R. Berkley Corp.	$1,045,904

		43,333,172

Materials – 5.8%
5,254	Air Products & Chemicals, Inc.	746,278
85,563	AK Steel Holding Corp.*(a)	398,724
125,196	Axalta Coating Systems Ltd.*	3,321,450
15,470	Crown Holdings, Inc.*	783,865
22,311	HB Fuller Co.	981,461
66,105	LyondellBasell Industries NV Class A	4,919,534
17,318	Minerals Technologies, Inc.	983,662
17,081	Newmont Mining Corp.	668,209
109,469	Nucor Corp.	5,408,863
60,894	PPG Industries, Inc.	6,342,110
11,574	Praxair, Inc.	1,300,802
137,201	Reliance Steel & Aluminum Co.	10,550,757
448,526	Steel Dynamics, Inc.	10,988,887
4,173	The Scotts Miracle-Gro Co. Class A	291,734
31,204	The Sherwin-Williams Co.	9,163,679
33,803	Vulcan Materials Co.	4,068,529
16,559	W.R. Grace & Co.	1,212,284

		62,130,828

Media – 1.3%
135,579	Comcast Corp. Class A	8,838,395
28,618	Liberty Global PLC Series C*	819,906
6,922	Liberty Global PLC LiLAC*	224,889
14,896	Regal Entertainment Group Class A(a)	328,308
13,467	Thomson Reuters Corp.	544,336
127,717	Twenty-First Century Fox, Inc. Class A	3,454,745

		14,210,579

Pharmaceuticals, Biotechnology & Life Sciences – 10.1%
117,983	AbbVie, Inc.	7,304,328
7,407	Akorn, Inc.*	210,988
28,864	Alexion Pharmaceuticals, Inc.*	3,370,161
15,723	Allergan PLC*	3,633,428
105,407	Amgen, Inc.	16,037,675
19,753	Biogen, Inc.*	4,776,671
48,696	Cambrex Corp.*	2,519,044
13,570	Celgene Corp.*	1,338,409
21,872	Cepheid, Inc.*	672,564
30,470	Gilead Sciences, Inc.	2,541,807
10,726	Impax Laboratories, Inc.*	309,123
12,001	Incyte Corp.*	959,840
33,539	Ironwood Pharmaceuticals, Inc.*	438,523
101,303	Johnson & Johnson	12,288,054
177,672	Merck & Co., Inc.	10,235,684
145,432	Mylan NV*	6,288,480
123,720	Myriad Genetics, Inc.*	3,785,832
383,215	Pfizer, Inc.	13,493,000
11,644	Regeneron Pharmaceuticals, Inc.*	4,066,434
23,062	Repligen Corp.*	630,976
3,494	Thermo Fisher Scientific, Inc.	516,274
50,283	United Therapeutics Corp.*	5,325,975

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
28,865	Vertex Pharmaceuticals, Inc.*	$2,482,967
96,535	Zoetis, Inc.	4,581,551

		107,807,788

Real Estate – 4.1%
53,031	American Tower Corp. (REIT)	6,024,852
74,814	Apartment Investment & Management Co. Class A (REIT)	3,303,786
7,629	Camden Property Trust (REIT)	674,556
6,702	CBRE Group, Inc. Class A*	177,469
18,849	CoreSite Realty Corp. (REIT)	1,671,718
110,153	CubeSmart (REIT)	3,401,525
19,282	CyrusOne, Inc. (REIT)	1,073,236
42,346	DCT Industrial Trust, Inc. (REIT)	2,034,302
7,822	DuPont Fabros Technology, Inc. (REIT)	371,858
32,064	Equity Commonwealth (REIT)*	934,024
61,273	Equity LifeStyle Properties, Inc. (REIT)	4,904,904
11,456	First Industrial Realty Trust, Inc. (REIT)	318,706
18,168	Hudson Pacific Properties, Inc. (REIT)	530,142
31,576	Iron Mountain, Inc. (REIT)	1,257,672
21,608	Kite Realty Group Trust (REIT)	605,672
12,458	Lamar Advertising Co. Class A (REIT)	825,966
66,161	Mack-Cali Realty Corp. (REIT)	1,786,347
19,514	Pennsylvania Real Estate Investment Trust (REIT)	418,575
48,968	Post Properties, Inc. (REIT)	2,989,496
33,614	Prologis, Inc. (REIT)	1,648,431
10,025	PS Business Parks, Inc. (REIT)	1,063,452
21,407	Public Storage (REIT)	5,471,182
180,579	WP Glimcher, Inc. (REIT)	2,020,679

		43,508,550

Retailing – 6.4%
8,259	Abercrombie & Fitch Co. Class A	147,093
17,587	Amazon.com, Inc.*	12,585,609
10,896	AutoZone, Inc.*	8,649,681
124,846	Chico’s FAS, Inc.	1,337,133
3,106	Expedia, Inc.	330,168
11,337	Group 1 Automotive, Inc.	559,594
42,663	HSN, Inc.	2,087,501
178,063	Liberty Interactive Corp QVC Group Series A*	4,517,458
30,821	Liberty TripAdvisor Holdings, Inc. Class A*	674,364
141,850	Lowe’s Companies, Inc.	11,230,265
17,336	Netflix, Inc.*	1,585,897
37,334	O’Reilly Automotive, Inc.*	10,121,247
8,522	Sally Beauty Holdings, Inc.*	250,632
87,609	The Home Depot, Inc.	11,186,793
2,240	The Priceline Group, Inc.*	2,796,438
1,960	TripAdvisor, Inc.*	126,028

		68,185,901

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 2.9%
30,458	Advanced Energy Industries, Inc.*	$1,156,186
31,784	Intel Corp.	1,042,515
150,885	KLA-Tencor Corp.	11,052,326
42,708	Lam Research Corp.	3,590,035
86,810	Maxim Integrated Products, Inc.	3,098,249
19,373	MKS Instruments, Inc.	834,201
6,989	NXP Semiconductors NV*	547,518
100,646	ON Semiconductor Corp.*	887,698
65,145	Photronics, Inc.*	580,442
50,405	QUALCOMM, Inc.	2,700,196
100,492	Teradyne, Inc.	1,978,687
63,128	Texas Instruments, Inc.	3,954,969

		31,423,022

Software & Services – 10.3%
11,165	Adobe Systems, Inc.*	1,069,495
1,031	Alliance Data Systems Corp.*	201,994
14,531	Alphabet, Inc. Class A*	10,222,994
14,692	Alphabet, Inc. Class C*	10,168,333
31,238	Amdocs Ltd.	1,803,057
14,690	Aspen Technology, Inc.*	591,126
10,242	Bottomline Technologies de, Inc.*	220,510
21,888	Cadence Design Systems, Inc.*	531,878
15,958	CDK Global, Inc.	885,509
96,260	Citrix Systems, Inc.*	7,709,463
10,304	CoreLogic, Inc.*	396,498
1,354	CoStar Group, Inc.*	296,066
101,929	CSRA, Inc.	2,388,196
47,429	Cvent, Inc.*	1,694,164
54,254	EarthLink Holdings Corp.	347,226
49,384	eBay, Inc.*	1,156,079
50,031	Electronic Arts, Inc.*	3,790,349
66,896	EVERTEC, Inc.	1,039,564
99,472	Facebook, Inc. Class A*	11,367,660
2,034	Global Payments, Inc.	145,187
30,278	Intuit, Inc.	3,379,328
3,344	LinkedIn Corp. Class A*	632,852
421,098	Microsoft Corp.(b)	21,547,585
9,824	MicroStrategy, Inc. Class A*	1,719,396
113,302	Nuance Communications, Inc.*	1,770,910
212,943	Oracle Corp.	8,715,757
72,095	Rackspace Hosting, Inc.*	1,503,902
22,899	Synopsys, Inc.*	1,238,378
89,564	Take-Two Interactive Software, Inc.*	3,396,267
36,907	Teradata Corp.*	925,258
12,350	Twitter, Inc.*	208,839
91,433	Vantiv, Inc. Class A*	5,175,108
12,293	VeriSign, Inc.*	1,062,853
9,516	WEX, Inc.*	843,784
36,120	Yahoo!, Inc.*	1,356,667

		109,502,232

Technology Hardware & Equipment – 2.8%
139,458	Apple, Inc.	13,332,185
3,639	Avnet, Inc.	147,416

Common Stocks – (continued)
Technology Hardware & Equipment – (continued)
108,682	Brocade Communications Systems, Inc.	$997,701
26,644	CDW Corp./DE	1,067,891
62,301	Cray, Inc.*	1,864,046
12,846	EchoStar Corp. Class A*	509,986
93,228	EMC Corp.	2,533,005
21,781	Flextronics International Ltd.*	257,016
110,504	HP, Inc.	1,386,825
10,319	Juniper Networks, Inc.	232,074
18,594	Methode Electronics, Inc.	636,504
45,067	NCR Corp.*	1,251,511
72,064	NetApp, Inc.	1,772,054
54,137	NETGEAR, Inc.*	2,573,673
19,725	Polycom, Inc.*	221,906
7,842	Tech Data Corp.*	563,448
150,234	Viavi Solutions, Inc.*	996,058

		30,343,299

Telecommunication Services – 0.4%
53,229	AT&T, Inc.	2,300,025
55,954	CenturyLink, Inc.	1,623,201
11,270	Verizon Communications, Inc.	629,317

		4,552,543

Transportation – 1.7%
24,642	Alaska Air Group, Inc.	1,436,382
4,135	Allegiant Travel Co.	626,452
33,622	American Airlines Group, Inc.	951,839
11,928	ArcBest Corp.	193,830
284,775	CSX Corp.	7,426,932
28,966	Delta Air Lines, Inc.	1,055,231
3,220	FedEx Corp.	488,732
5,744	Saia, Inc.*	144,404
63,265	Southwest Airlines Co.	2,480,621
19,226	Union Pacific Corp.	1,677,469
16,477	United Parcel Service, Inc. Class B	1,774,902

		18,256,794

Utilities – 5.2%
545,590	AES Corp.	6,808,963
36,954	Ameren Corp.	1,979,995
9,873	American Water Works Co., Inc.	834,367
207,188	CenterPoint Energy, Inc.	4,972,512
113,422	Edison International	8,809,487
2,440	Entergy Corp.	198,494
122,915	FirstEnergy Corp.	4,290,963
352,497	Great Plains Energy, Inc.	10,715,909
247,714	NiSource, Inc.	6,569,375
429,297	NRG Energy, Inc.	6,435,162
3,942	Questar Corp.	100,009
30,047	Sempra Energy	3,425,959

		55,141,195

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $816,659,521)		$1,055,736,506

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 0.7%
Goldman Sachs Financial Square Money Market Fund – FST Institutional Shares
7,374,800	0.397%	$7,374,800
(Cost $7,374,800)

TOTAL INVESTMENTS – 99.8%
(Cost $824,034,321)		$1,063,111,306

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		1,748,803

NET ASSETS – 100.0%		$1,064,860,109

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Represents an affiliated issuer.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	6	September 2016	$688,440	$1,888
S&P 500 E-Mini Index	69	September 2016	7,211,190	69,887
TOTAL				$71,775

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – 98.6%
Australia – 4.5%
23,424	Astro Japan Property Group (REIT)	$120,016
7,853	ASX Ltd. (Diversified Financials)	270,383
71,044	BHP Billiton PLC (Materials)	899,200
6,131	Blackmores Ltd. (Household & Personal Products)(a)	605,133
6,291	CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	530,536
33,790	Domino’s Pizza Enterprises Ltd. (Consumer Services)	1,738,749
4,830	Event Hospitality and Entertainment Ltd. (Media)	52,595
133,721	Fortescue Metals Group Ltd. (Materials)	357,843
23,321	Harvey Norman Holdings Ltd. (Retailing)	81,147
36,105	Magellan Financial Group Ltd. (Diversified Financials)	608,607
1,372,498	Medibank Pvt Ltd. (Insurance)	3,043,597
117,376	Newcrest Mining Ltd. (Materials)*	2,034,342
22,980	nib holdings Ltd. (Insurance)	72,759
75,831	OZ Minerals Ltd. (Materials)	325,423
324,879	Qantas Airways Ltd. (Transportation)*	688,198
38,948	Ramsay Health Care Ltd. (Health Care Equipment & Services)	2,104,965
14,793	The Reject Shop Ltd. (Retailing)	135,375
269,446	The Star Entertainment Grp Ltd. (Consumer Services)	1,097,919
468,658	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	3,256,645
480,690	Vicinity Centres (REIT)	1,199,249
73,957	Woodside Petroleum Ltd. (Energy)	1,499,644

		20,722,325

Austria – 0.0%
7,790	CA Immobilien Anlagen AG (Real Estate)*	130,097

Belgium – 1.0%
6,916	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	914,547
5,583	Befimmo SA (REIT)	359,349
23,452	Bekaert SA (Materials)	1,021,572
9,980	Delhaize Group (Food & Staples Retailing)	1,054,231
20,399	KBC Group NV (Banks)*	1,003,241
6,720	Melexis NV (Semiconductors & Semiconductor Equipment)	422,273

		4,775,213

Denmark – 2.5%
6,024	Chr. Hansen Holding A/S (Materials)	395,628
134,452	Danske Bank A/S (Banks)	3,538,828
6,806	Dfds A/S (Transportation)	298,744
9,877	GN Store Nord A/S (Health Care Equipment & Services)	178,421

Common Stocks – (continued)
Denmark – (continued)
5,510	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	$296,730
8,582	Pandora A/S (Consumer Durables & Apparel)	1,168,864
2,963	Royal Unibrew A/S (Food, Beverage & Tobacco)	132,548
437,983	TDC A/S (Telecommunication Services)	2,146,323
50,930	Vestas Wind Systems A/S (Capital Goods)	3,461,684

		11,617,770

Finland – 0.8%
14,677	Cramo OYJ (Capital Goods)	302,376
40,960	Neste OYJ (Energy)	1,468,782
13,382	Ramirent OYJ (Capital Goods)	102,556
24,949	Technopolis OYJ (Real Estate)	98,289
87,694	UPM-Kymmene OYJ (Materials)	1,611,006
1,494	Vaisala OYJ (Technology Hardware & Equipment)	47,003

		3,630,012

France – 7.5%
172,496	AXA SA (Insurance)	3,410,697
87,434	BNP Paribas SA (Banks)(b)	3,834,464
1,636	Capgemini SA (Software & Services)	141,175
34,869	Compagnie Generale des Etablissements Michelin Class B (Automobiles & Components)	3,286,076
19,275	Credit Agricole SA (Banks)	162,044
3,936	Gecina SA (REIT)	533,124
26,388	Klepierre (REIT)	1,164,377
54,053	Legrand SA (Capital Goods)	2,767,046
20,614	Natixis SA (Banks)	77,568
127,845	Orange SA (Telecommunication Services)	2,078,825
29,559	Renault SA (Automobiles & Components)	2,231,631
15,554	Safran SA (Capital Goods)	1,047,434
9,301	Schneider Electric SE (Capital Goods)	542,627
117,595	Societe Generale SA (Banks)	3,679,067
41,297	Thales SA (Capital Goods)	3,429,479
52,890	UBISOFT Entertainment (Software & Services)*	1,926,832
771	Unibail-Rodamco SE (REIT)	199,453
5,064	Valeo SA (Automobiles & Components)	224,812
56,426	Vinci SA (Capital Goods)	3,981,806

		34,718,537

Germany – 8.5%
6,330	Allianz SE (Registered) (Insurance)	903,022
71,621	BASF SE (Materials)	5,491,809

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
41,359	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	$4,153,887
2,306	CENIT AG (Software & Services)	48,903
9,796	Continental AG (Automobiles & Components)	1,853,665
259,144	Deutsche Telekom AG (Registered) (Telecommunication Services)	4,418,994
47,591	Freenet AG (Telecommunication Services)	1,225,636
3,968	Fresenius Medical Care AG & Co. KGaA (Health Care Equipment & Services)	345,638
54,600	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	4,011,873
4,332	H&R AG (Materials)*	58,831
26,453	Hannover Rueck SE (Insurance)	2,771,678
706	Henkel AG & Co. KGaA (Household & Personal Products)	76,366
21,679	Hochtief AG (Capital Goods)	2,798,993
7,805	Hugo Boss AG (Consumer Durables & Apparel)	443,730
235,261	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	3,405,735
8,067	Koenig & Bauer AG (Capital Goods)*	410,705
1,971	KUKA AG (Capital Goods)	233,783
4,970	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	505,166
4,248	Nemetschek SE (Software & Services)	230,402
24,382	Nordex SE (Capital Goods)*	692,105
41,360	ProSiebenSat.1 Media SE (Registered) (Media)*	1,809,172
41,273	STADA Arzneimittel AG (Pharmaceuticals, Biotechnology & Life Sciences)*	2,139,063
10,431	Stroeer SE & Co KGaA (Media)	479,818
8,694	Suess MicroTec AG (Semiconductors & Semiconductor Equipment)*	65,483
13,751	Symrise AG (Materials)	937,972

		39,512,429

Hong Kong – 3.6%
168,000	AIA Group Ltd. (Insurance)	1,010,306
863,500	BOC Hong Kong Holdings Ltd. (Banks)	2,602,032
115,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	991,537
20,464	Cheung Kong Property Holdings Ltd. (Real Estate)	128,937
116,964	CK Hutchison Holdings Ltd. (Capital Goods)	1,286,658
380,000	CLP Holdings Ltd. (Utilities)	3,881,772
16,100	Hang Seng Bank Ltd. (Banks)	276,160

Common Stocks – (continued)
Hong Kong – (continued)
211,200	Henderson Land Development Co. Ltd. (Real Estate)	$1,193,019
230,967	Hong Kong & China Gas Co. Ltd. (Utilities)	422,028
1,100	Jardine Matheson Holdings Ltd. (Capital Goods)	64,310
138,000	New World Development Co. Ltd. (Real Estate)	140,534
140,000	Sino Land Co. Ltd. (Real Estate)	230,508
218,000	Swire Pacific Ltd. Class A (Real Estate)	2,463,669
288,000	Wheelock & Co. Ltd. (Real Estate)	1,352,921
191,500	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	758,976

		16,803,367

India – 0.2%
155,801	Vedanta Resources PLC (Materials)*	870,618

Ireland – 0.5%
5,943	DCC PLC (Capital Goods)	522,982
24,922	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	1,540,242
41,047	Total Produce PLC (Food & Staples Retailing)	65,367

		2,128,591

Israel – 0.1%
79,015	Bank Hapoalim B.M. (Banks)	398,069
6,854	Mizrahi Tefahot Bank Ltd. (Banks)	79,032

		477,101

Italy – 3.4%
6,147	ASTM SpA (Transportation)	67,040
8,855	Biesse SpA (Capital Goods)	111,480
14,158	Buzzi Unicem SpA (Materials)	248,105
2,751	De’ Longhi SpA (Consumer Durables & Apparel)	65,555
3,686	DiaSorin SpA (Health Care Equipment & Services)	225,410
969,250	Enel SpA (Utilities)	4,302,935
296,582	Eni SpA (Energy)	4,777,097
90,450	Immobiliare Grande Distribuzione SIIQ SpA (REIT)	74,052
17,349	Infrastrutture Wireless Italiane SpA (Telecommunication Services)(c)	76,613
257,891	Intesa Sanpaolo SpA RNC (Banks)	461,675
1,626,754	Intesa Sanpaolo SpA (Banks)	3,098,497
157,320	Iren SpA (Utilities)	242,490
10,076	La Doria SpA (Food, Beverage & Tobacco)*	126,385
555,569	Mediaset SpA (Media)	1,942,854
3,444	Recordati SpA (Pharmaceuticals, Biotechnology & Life Sciences)	103,594

		15,923,782

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – 25.6%
92,000	Ajinomoto Co., Inc. (Food, Beverage & Tobacco)	$2,167,609
37,200	Amada Holdings Co. Ltd. (Capital Goods)	377,659
21,600	Amano Corp. (Technology Hardware & Equipment)	376,258
3,500	Asahi Group Holdings Ltd. (Food, Beverage & Tobacco)	113,172
3,500	ASKUL Corp. (Retailing)	129,398
177,400	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	2,782,048
14,400	Bandai Namco Holdings, Inc. (Consumer Durables & Apparel)	371,614
1,500	BML, Inc. (Health Care Equipment & Services)	68,704
4,100	Central Japan Railway Co. (Transportation)	729,241
90,600	Chubu Electric Power Co., Inc. (Utilities)	1,289,331
2,100	cocokara fine, Inc. (Food & Staples Retailing)	108,836
8,600	COLOPL, Inc. (Software & Services)	171,063
157,800	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,833,769
3,740	Daito Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	102,734
22,600	Daito Trust Construction Co. Ltd. (Real Estate)	3,669,390
130,400	Daiwa House Industry Co. Ltd. (Real Estate)	3,829,458
64,000	Daiwabo Holdings Co. Ltd. (Technology Hardware & Equipment)	135,724
109,200	DeNA Co. Ltd. (Software & Services)	2,554,571
14,800	Doshisha Co. Ltd. (Retailing)	284,330
4,000	Electric Power Development Co. Ltd. (Utilities)	93,193
6,100	EPS Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	76,638
25,400	Fancl Corp. (Household & Personal Products)	351,941
24,000	Fuji Heavy Industries Ltd. (Automobiles & Components)	824,961
90,500	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	3,511,438
3,840	Hiday Hidaka Corp. (Consumer Services)	93,243
13,000	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	749,599
3,400	Hoshizaki Electric Co. Ltd. (Capital Goods)	332,840
52,000	IHI Corp. (Capital Goods)	140,166

Common Stocks – (continued)
Japan – (continued)
63,200	IT Holdings Corp. (Software & Services)	$1,455,554
295,900	ITOCHU Corp. (Capital Goods)	3,619,808
39,600	ITOCHU Techno-Solutions Corp. (Software & Services)	853,113
61,900	Japan Airlines Co. Ltd. (Transportation)	1,991,485
73,400	Kao Corp. (Household & Personal Products)	4,274,974
108,400	KDDI Corp. (Telecommunication Services)	3,296,415
7,000	Kinden Corp. (Capital Goods)	75,774
89,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	1,501,089
8,100	Koei Tecmo Holdings Co. Ltd. (Software & Services)	149,268
5,300	Komeri Co. Ltd. (Retailing)	138,199
80,900	Konami Holdings Corp. (Software & Services)	3,086,322
15,000	Konica Minolta, Inc. (Technology Hardware & Equipment)	109,268
11,000	Lion Corp. (Household & Personal Products)	181,495
43,900	Marvelous, Inc. (Software & Services)(a)	360,554
12,000	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	586,650
13,900	Micronics Japan Co. Ltd. (Semiconductors & Semiconductor Equipment)*	123,718
27,700	Miraca Holdings, Inc. (Health Care Equipment & Services)	1,201,296
316,100	Mitsubishi Chemical Holdings Corp. (Materials)	1,448,999
35,700	Mitsubishi Corp. (Capital Goods)	628,582
92,500	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	1,671,307
1,073,700	Mitsubishi UFJ Financial Group, Inc. (Banks)	4,813,240
402,000	Mitsui Engineering & Shipbuilding Co. Ltd. (Capital Goods)	553,969
74,000	Mitsui Fudosan Co. Ltd. (Real Estate)	1,698,358
2,000	Mochida Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	161,615
8,600	Modec, Inc. (Energy)	132,016
87,100	MS&AD Insurance Group Holdings, Inc. (Insurance)	2,256,772
12,200	Mugen Estate Co. Ltd. (Real Estate)*	116,686
40,500	Nexon Co. Ltd. (Software & Services)	599,402
24,000	Nichirei Corp. (Food, Beverage & Tobacco)	221,420
84,200	Nippon Light Metal Holdings Co. Ltd. (Materials)	186,973

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
2,700	Nippon Shokubai Co. Ltd. (Materials)	$155,294
54,900	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	2,574,531
73,000	Nipro Corp. (Health Care Equipment & Services)	906,923
59,300	Nisshin Steel Co. Ltd. (Materials)	760,321
16,000	Nittetsu Mining Co. Ltd. (Materials)	51,857
13,100	Noritz Corp. (Capital Goods)	233,962
5,000	NS Solutions Corp. (Software & Services)	77,060
5,700	NTT Data Corp. (Software & Services)	269,202
104,500	NTT DoCoMo, Inc. (Telecommunication Services)	2,818,213
7,500	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	345,622
27,100	Pola Orbis Holdings, Inc. (Household & Personal Products)	2,550,385
6,300	Qol Co. Ltd. (Food & Staples Retailing)*	82,936
6,000	Riso Kagaku Corp. (Technology Hardware & Equipment)	79,187
12,000	Ryohin Keikaku Co. Ltd. (Retailing)	2,924,371
23,600	Sankyo Co. Ltd. (Consumer Durables & Apparel)	884,836
37,500	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	589,394
44,800	Secom Co. Ltd. (Commercial & Professional Services)	3,312,189
145,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	1,786,516
190,900	Sekisui House Ltd. (Consumer Durables & Apparel)	3,343,057
28,900	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	1,211,722
6,900	Shibuya Corp. (Capital Goods)	113,783
65,800	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,597,027
25,300	Shiseido Co. Ltd. (Household & Personal Products)	659,261
37,000	SMK Corp. (Technology Hardware & Equipment)	127,425
60,500	SoftBank Group Corp. (Telecommunication Services)	3,421,401
9,900	Space Co. Ltd. (Commercial & Professional Services)	114,721
29,800	Square Enix Holdings Co. Ltd. (Software & Services)	967,397
4,100	St. Marc Holdings Co. Ltd. (Consumer Services)	124,066
81,700	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,416,092

Common Stocks – (continued)
Japan – (continued)
59,700	Sumitomo Electric Industries Ltd. (Automobiles & Components)	$790,156
7,500	Sumitomo Forestry Co. Ltd. (Consumer Durables & Apparel)	101,791
6,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	193,463
6,300	Sysmex Corp. (Health Care Equipment & Services)	433,808
8,800	Systena Corp. (Software & Services)	119,953
6,400	Tanseisha Co. Ltd. (Commercial & Professional Services)	47,495
449,000	Teijin Ltd. (Materials)	1,487,783
167,000	Toho Zinc Co. Ltd. (Materials)	508,418
19,900	Tohoku Electric Power Co., Inc. (Utilities)	251,148
46,000	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	3,887,400
9,000	Tokyo Tatemono Co. Ltd. (Real Estate)	107,931
186,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	1,599,364
13,200	Tosei Corp. (Real Estate)	94,849
13,500	Toyota Motor Corp. (Automobiles & Components)	665,530
13,100	Tsuruha Holdings, Inc. (Food & Staples Retailing)	1,586,261
48,100	West Japan Railway Co. (Transportation)	3,048,256
267,700	Yamada Denki Co. Ltd. (Retailing)	1,413,141
5,900	Yodogawa Steel Works Ltd. (Materials)	143,887

		118,742,634

Luxembourg – 0.5%
43,245	Aperam SA (Materials)	1,513,795
2,493	Eurofins Scientific SE (Pharmaceuticals, Biotechnology & Life Sciences)	923,588

		2,437,383

Mexico – 0.9%
181,098	Fresnillo PLC (Materials)	3,988,049

Netherlands – 3.9%
36,352	Aalberts Industries NV (Capital Goods)	1,089,770
39,012	Akzo Nobel NV (Materials)	2,423,457
19,582	AMG Advanced Metallurgical Group NV (Materials)	267,104
3,767	ASM International NV (Semiconductors & Semiconductor Equipment)	145,400
53,002	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	1,434,074
4,247	Boskalis Westminster (Capital Goods)	144,919

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Netherlands – (continued)
12,145	Corbion NV (Materials)	$291,697
34,371	Heineken Holding NV (Food, Beverage & Tobacco)	2,784,795
27,138	Heineken NV (Food, Beverage & Tobacco)	2,489,147
127,308	ING Groep NV CVA (Banks)(b)	1,317,117
58,645	Koninklijke Ahold NV (Food & Staples Retailing)	1,295,033
28,812	NSI NV (REIT)	114,946
11,931	NXP Semiconductors NV (Semiconductors & Semiconductor Equipment)*(b)	934,675
1,565	Sligro Food Group NV (Food & Staples Retailing)	60,042
87,149	Wolters Kluwer NV (Media)	3,528,770

		18,320,946

New Zealand – 0.6%
105,296	Auckland International Airport Ltd. (Transportation)	489,825
144,409	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Services)	1,037,535
76,290	Nuplex Industries Ltd. (Materials)	286,484
157,069	Z Energy Ltd. (Energy)	908,699

		2,722,543

Norway – 2.6%
239,869	DNB ASA (Banks)	2,871,183
47,005	Gjensidige Forsikring ASA (Insurance)	783,144
56,481	Kvaerner ASA (Energy)*	51,807
4,535	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	213,971
813,698	Norsk Hydro ASA (Materials)	2,978,811
334,352	Orkla ASA (Food, Beverage & Tobacco)	2,973,579
112,886	Statoil ASA (Energy)	1,950,496
5,650	Tomra Systems ASA (Commercial & Professional Services)	60,187

		11,883,178

Portugal – 0.8%
979,786	EDP – Energias de Portugal SA (Utilities)	2,999,685
38,327	Galp Energia SGPS SA (Energy)	533,065

		3,532,750

Russia – 0.5%
158,928	Polymetal International PLC (Materials)	2,227,166

Singapore – 0.6%
355,100	CapitaLand Ltd. (Real Estate)	815,302
75,000	CapitaLand Retail China Trust (REIT)	83,715
55,004	DBS Group Holdings Ltd. (Banks)	648,548

Common Stocks – (continued)
Singapore – (continued)
3,000	Jardine Cycle & Carriage Ltd. (Retailing)	$82,068
145,100	SATS Ltd. (Transportation)	443,628
79,900	Singapore Telecommunications Ltd. (Telecommunication Services)	246,780
69,000	UOL Group Ltd. (Real Estate)	281,262
14,700	Venture Corp. Ltd. (Technology Hardware & Equipment)	90,447

		2,691,750

South Africa – 0.5%
131,988	Mondi PLC (Materials)	2,471,142
54,733	Petra Diamonds Ltd. (Materials)	84,471

		2,555,613

Spain – 1.4%
76,966	ACS Actividades de Construccion y Servicios SA (Capital Goods)	2,111,115
506,279	Banco Santander SA (Banks)	1,964,706
7,739	Bankinter SA (Banks)	49,956
11,314	Gamesa Corp. Tecnologica SA (Capital Goods)	225,421
93,447	Iberdrola SA (Utilities)	637,455
23,745	Mediaset Espana Comunicacion SA (Media)	268,048
13,784	Papeles y Cartones de Europa SA (Materials)	73,182
14,336	Red Electrica Corp. SA (Utilities)	1,280,975

		6,610,858

Sweden – 2.7%
25,717	Axfood AB (Food & Staples Retailing)	493,955
16,245	Betsson AB (Consumer Services)*	135,874
97,244	Boliden AB (Materials)	1,900,546
11,597	Bure Equity AB (Diversified Financials)	98,683
25,061	Electrolux AB Series B (Consumer Durables & Apparel)	683,284
8,055	Fabege AB (Real Estate)	136,997
38,304	Fastighets AB Balder Class B (Real Estate)*	970,674
32,058	Granges AB (Materials)	279,249
140,036	Husqvarna AB Class B (Consumer Durables & Apparel)	1,042,775
41,175	Intrum Justitia AB (Commercial & Professional Services)	1,291,354
93,287	Klovern AB Class B (Real Estate)	107,800
24,497	Kungsleden AB (Real Estate)	159,402
2,133	Svenska Cellulosa AB SCA Class A (Household & Personal Products)	68,480
45,630	Svenska Cellulosa AB SCA Class B (Household & Personal Products)	1,466,122
86,379	Swedish Match AB (Food, Beverage & Tobacco)	3,014,464

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
9,526	Tethys Oil AB (Energy)	$72,310
8,097	Vitrolife AB (Pharmaceuticals, Biotechnology & Life Sciences)	448,499

		12,370,468

Switzerland – 7.7%
23,423	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	3,944,377
1,906	Autoneum Holding AG (Automobiles & Components)	447,145
2,864	Bachem Holding AG (Registered) Class B (Pharmaceuticals, Biotechnology & Life Sciences)	232,141
745	Banque Cantonale Vaudoise (Registered) (Banks)	498,764
2,034	Bobst Group SA (Registered) (Capital Goods)	101,023
3,009	dorma+kaba Holding AG (Registered) Class B (Commercial & Professional Services)	2,102,137
3,524	EMS-Chemie Holding AG (Registered) (Materials)	1,819,469
5,030	Flughafen Zuerich AG (Registered) (Transportation)	890,164
428	Forbo Holding AG (Registered) (Consumer Durables & Apparel)*	508,314
692	Geberit AG (Registered) (Capital Goods)	262,103
1,884	Georg Fischer AG (Registered) (Capital Goods)	1,506,085
20,071	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	3,334,030
96	Metall Zug AG (Registered) Class B (Consumer Durables & Apparel)	273,991
9,857	Nestle SA (Registered) (Food, Beverage & Tobacco)	763,704
14,028	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,157,851
854	Orior AG (Food, Beverage & Tobacco)*	57,633
4,081	Partners Group Holding AG (Diversified Financials)	1,748,976
2,000	Rieter Holding AG (Registered) (Capital Goods)*	409,394
39,616	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	10,453,863
167,037	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	980,945
41,515	Swiss Re AG (Insurance)	3,625,937
2,109	Zurich Insurance Group AG (Insurance)*	521,730

		35,639,776

Common Stocks – (continued)
United Kingdom – 17.7%
4,294	Admiral Group PLC (Insurance)	$116,754
264,170	Amec Foster Wheeler PLC (Energy)	1,736,945
15,643	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	935,194
71,864	AstraZeneca PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)	2,169,574
69,647	BAE Systems PLC (Capital Goods)	487,568
1,925	Berkeley Group Holdings PLC (Consumer Durables & Apparel)	65,003
218,190	BP PLC ADR (Energy)	7,747,927
123,477	British American Tobacco PLC (Food, Beverage & Tobacco)	8,004,896
27,422	BT Group PLC (Telecommunication Services)	150,728
162,290	CNH Industrial NV (Capital Goods)	1,177,196
18,475	Derwent London PLC (REIT)	644,548
15,032	Diageo PLC (Food, Beverage & Tobacco)	419,929
36,267	Dialog Semiconductor PLC (Semiconductors & Semiconductor Equipment)*	1,086,684
642,166	Direct Line Insurance Group PLC (Insurance)	2,968,832
16,809	DS Smith PLC (Materials)	86,965
78,621	easyJet PLC (Transportation)	1,142,490
98,069	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	4,250,310
37,709	Greene King PLC (Consumer Services)	392,697
57,804	Hammerson PLC (REIT)	416,338
186,562	Henderson Group PLC (Diversified Financials)	530,387
53,513	Hill & Smith Holdings PLC (Materials)	633,672
898,674	HSBC Holdings PLC (Banks)	5,567,783
78,307	IG Group Holdings PLC (Diversified Financials)	847,930
84,244	Imperial Brands PLC (Food, Beverage & Tobacco)	4,568,786
39,763	Indivior PLC (Pharmaceuticals, Biotechnology & Life Sciences)	133,795
102,044	Informa PLC (Media)	995,066
335,607	Intu Properties PLC (REIT)	1,304,770
113,351	ITV PLC (Media)	271,779
15,909	JD Sports Fashion PLC (Retailing)	245,276
43,411	John Wood Group PLC (Energy)	399,605
48,327	Land Securities Group PLC (REIT)	672,494
3,366,170	Lloyds Banking Group PLC (Banks)	2,438,085
62,439	Meggitt PLC (Capital Goods)	339,383
337,165	National Grid PLC (Utilities)	4,958,122
9,667	Next PLC (Retailing)	638,756
162,528	Pantheon Resources PLC (Energy)*(a)	314,812
200,916	Prudential PLC (Insurance)	3,409,325

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
52,390	Reckitt Benckiser Group PLC (Household & Personal Products)	$5,253,232
100,923	RELX NV (Media)	1,746,032
40,445	Rentokil Initial PLC (Commercial & Professional Services)	104,446
8,695	Rio Tinto PLC (Materials)	270,124
15,360	Rio Tinto PLC ADR (Materials)(a)	480,768
22,655	Safestore Holdings PLC (REIT)	111,929
160,714	Soco International PLC (Energy)	305,701
313,285	Subsea 7 SA (Energy)*(a)	3,079,432
60,608	Tate & Lyle PLC (Food, Beverage & Tobacco)	541,894
36,085	Unilever PLC (Household & Personal Products)	1,729,018
16,500	Unilever PLC ADR (Household & Personal Products)	790,515
47,010	Vodafone Group PLC ADR (Telecommunication Services)	1,452,139
180,918	WPP PLC (Media)	3,770,586

		81,906,220

TOTAL COMMON STOCKS
(Cost $390,681,971)		$456,939,176

Shares	Description	Rate	Value
Preferred Stocks – 0.5%
Germany – 0.5%
14,255	Henkel AG & Co. KGaA (Household & Personal Products)	1.470%	$1,742,112
4,614	Sixt SE (Transportation)	0.600	182,074

TOTAL PREFERRED STOCKS
(Cost $1,212,181)			$1,924,186

Units	Description	Value
Right* – 0.0%
Spain – 0.0%
74,218	ACS Actividades de Construccion y Servicios SA (Capital Goods)	$52,136
(Cost $52,650)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $391,946,802)		$458,915,498

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 1.6%
Goldman Sachs Financial Square Money Market Fund – FST Institutional Shares
7,569,180	0.397%	$7,569,180
(Cost $7,569,180)

TOTAL INVESTMENTS – 100.7%
(Cost $399,515,982)		$466,484,678

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(3,118,815)

NET ASSETS – 100.0%		$463,365,863

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $76,613, which represents approximately 0.0% of net assets as of June 30, 2016.
(d)	Represents an affiliated issuer.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	(92)	September 2016	$(2,914,869)	$(71,490)
FTSE 100 Index	(16)	September 2016	(1,367,992)	(55,090)
Hang Seng Index	(1)	July 2016	(135,001)	(4,569)
MSCI Singapore Index	(4)	July 2016	(94,217)	(2,879)
SPI 200 Index	(6)	September 2016	(579,039)	(10,685)
TSE TOPIX Index	(11)	September 2016	(1,326,732)	(14,911)
TOTAL				$(159,624)

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax-Managed Equity Fund	International Tax-Managed Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,636,754,141, $361,093,287, $816,659,521 and $391,946,802)(a)	$1,851,517,591	$294,674,347	$1,055,736,506	$458,915,498
Investments in affiliated issuer, at value (cost $106,958,518, $0, $0 and $0)	106,958,518	—	—	—
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	13,703,790	3,101,464	7,374,800	7,569,180
Cash	14,179,589	1,019,758	625,275	1,313,076
Foreign currencies, at value (cost $0, $10,618,829, $0 and $453,451)	—	10,616,046	—	452,863
Receivables:	—	—	—	—
Fund shares sold	7,660,477	3,970,909	7,269,378	11,483,334
Investments sold	4,594,590	—	92,880,959	55,910,372
Dividends	2,422,662	1,034,433	1,003,729	500,722
Securities lending income	17,504	5,230	13,063	31,098
Reimbursement from investment adviser	17,388	2,293	—	—
Foreign tax reclaims	—	1,471,491	—	617,112
Variation margin on certain derivative contracts	1,318,593	98,021	91,719	—
Total assets	2,002,390,702	315,993,992	1,164,995,429	536,793,255

Liabilities:
Written options, at value (premiums received $13,517,662, $3,045,475, $0 and $0)	11,248,700	2,695,330	—	—
Variation margin on certain derivative contracts	—	—	—	156,413
Payables:
Payable upon return of securities loaned	13,703,790	3,101,464	7,374,800	7,569,180
Fund shares redeemed	3,061,202	2,111,335	1,793,121	21,047,651
Management fees	1,115,732	204,098	604,142	333,475
Investments purchased	840,814	—	90,111,157	44,237,304
Distribution and Service fees and Transfer Agency fees	244,699	15,743	72,650	17,940
Accrued expenses and other liabilities	96,291	103,377	179,450	65,429
Total liabilities	30,311,228	8,231,347	100,135,320	73,427,392

Net Assets:
Paid-in capital	1,715,617,518	391,185,405	866,360,345	493,532,280
Undistributed net investment income	1,296,486	115,793	7,001,547	7,098,490
Accumulated net realized gain (loss)	35,395,780	(17,477,653)	(47,650,543)	(104,062,447)
Net unrealized gain (loss)	219,769,690	(66,060,900)	239,148,760	66,797,540
NET ASSETS	$1,972,079,474	$307,762,645	$1,064,860,109	$463,365,863
Net Assets:
Class A	$217,183,638	$8,838,759	$50,204,060	$4,011,954
Class C	109,272,254	2,622,109	20,891,967	947,661
Institutional	1,542,152,544	294,504,829	982,137,361	457,176,673
Service	—	—	1,199,027	—
Class IR	103,471,038	1,796,948	10,427,694	1,229,575
Total Net Assets	$1,972,079,474	$307,762,645	$1,064,860,109	$463,365,863
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	18,331,362	1,408,386	2,908,813	474,214
Class C	9,249,231	431,781	1,273,629	115,442
Institutional	130,460,455	47,680,371	55,964,583	54,457,535
Service	—	—	69,279	—
Class IR	8,743,754	291,633	594,443	145,525
Net asset value, offering and redemption price per share:(b)
Class A	$11.85	$6.28	$17.26	$8.46
Class C	11.81	6.07	16.40	8.21
Institutional	11.82	6.18	17.55	8.40
Service	—	—	17.31	—
Class IR	11.83	6.16	17.54	8.45

(a)	Includes loaned securities having a market value of $13,451,548, $3,006,548, $7,479,224 and $7,308,736 for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the U.S. Equity Dividend & Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds is $12.54, $6.65, $18.26 and $8.95, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax-Managed Equity Fund	International Tax-Managed Equity Fund
Investment income:
Dividends (net of foreign taxes withheld of $30,665, $774,328, $347 and $1,025,939)	$25,211,482	$7,982,040	$10,039,526	$9,142,191
Dividends — affiliated issuer	83,917	—	—	—
Securities lending income — affiliated issuer	26,836	19,060	146,102	234,142
Total investment income	25,322,235	8,001,100	10,185,628	9,376,333

Expenses:
Management fees	6,156,598	1,195,239	3,562,119	1,922,788
Distribution and Service fees(a)	719,908	25,809	165,821	8,747
Transfer Agency fees(a)	613,492	68,772	264,015	94,649
Registration fees	67,282	27,710	39,481	28,146
Custody, accounting and administrative services	55,842	89,155	32,926	86,374
Professional fees	41,491	54,163	38,551	43,376
Printing and mailing costs	38,488	13,439	17,428	11,701
Trustee fees	14,331	12,826	13,648	12,576
Service share fees — Service Plan	—	—	1,448	—
Service share fees — Shareholder Administration Plan	—	—	1,448	—
Other	17,568	5,821	12,713	7,192
Total expenses	7,725,000	1,492,934	4,149,598	2,215,549
Less — expense reductions	(171,267)	(20,977)	(4,495)	(2,349)
Net expenses	7,553,733	1,471,957	4,145,103	2,213,200
NET INVESTMENT INCOME	17,768,502	6,529,143	6,040,525	7,163,133

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	18,823,406	(19,553,186)	4,323,535	(13,494,725)
Futures contracts	1,871,535	266,374	379,391	(13,337)
Foreign currency transactions	—	577,430	—	197,790
Written options	2,630,092	5,382,165	—	—
Net change in unrealized gain (loss) on:
Investments	51,679,396	278,835	(7,371,143)	(1,967,460)
Futures contracts	2,771,991	108,199	78,941	(273,913)
Foreign currency translation	—	33,261	—	15,732
Written options	2,268,010	63,148	—	—
Net realized and unrealized gain (loss)	80,044,430	(12,843,774)	(2,589,276)	(15,535,913)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$97,812,932	$(6,314,631)	$3,451,249	$(8,372,780)

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Service	Class IR
U.S. Equity Dividend and Premium	$249,428	$470,480	$189,567	$89,392	$269,195	$—	$65,338
International Equity Dividend and Premium	11,228	14,581	8,534	2,770	56,425	—	1,043
U.S. Tax-Managed Equity	64,317	101,504	48,882	19,286	188,138	232	7,477
International Tax-Managed Equity	4,487	4,260	3,410	810	89,374	—	1,055

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

	U.S. Equity Dividend and Premium Fund
	For the Six Months Ended June 30, 2016 (Unaudited)	For the Fiscal Year Ended December 31, 2015
From operations:
Net investment income	$17,768,502	$30,436,136
Net realized gain (loss)	23,325,033	64,323,573
Net change in unrealized gain (loss)	56,719,397	(60,263,481)
Net increase (decrease) in net assets resulting from operations	97,812,932	34,496,228

Distributions to shareholders:
From net investment income
Class A Shares	(1,732,588)	(2,983,321)
Class C Shares	(516,762)	(762,284)
Institutional Shares	(14,635,426)	(24,952,520)
Service Shares	—	—
Class IR Shares	(788,312)	(884,725)
From net realized gains
Class A Shares	—	(7,493,842)
Class C Shares	—	(3,387,824)
Institutional Shares	—	(49,625,833)
Class IR Shares	—	(2,043,525)
Total distributions to shareholders	(17,673,088)	(92,133,874)

From share transactions:
Proceeds from sales of shares	460,172,395	434,055,698
Reinvestment of distributions	15,639,834	81,914,708
Cost of shares redeemed	(185,282,753)	(293,200,186)
Net increase (decrease) in net assets resulting from share transactions	290,529,476	222,770,220
TOTAL INCREASE (DECREASE)	370,669,320	165,132,574

Net assets:
Beginning of period	1,601,410,154	1,436,277,580
End of period	$1,972,079,474	$1,601,410,154
Undistributed (distributions in excess of) net investment income	$1,296,486	$1,201,072

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

International Equity Dividend and Premium Fund		U.S. Tax-Managed Equity Fund		International Tax-Managed Equity Fund
For the Six Months Ended June 30, 2016 (Unaudited)	For the Fiscal Year Ended December 31, 2015	For the Six Months Ended June 30, 2016 (Unaudited)	For the Fiscal Year Ended December 31, 2015	For the Six Months Ended June 30, 2016 (Unaudited)	For the Fiscal Year Ended December 31, 2015

$6,529,143	$9,829,754	$6,040,525	$10,734,060	$7,163,133	$6,812,822
(13,327,217)	7,029,169	4,702,926	(48,095,820)	(13,310,272)	(29,777,509)
483,443	(31,882,934)	(7,292,202)	31,164,973	(2,225,641)	34,448,855
(6,314,631)	(15,024,011)	3,451,249	(6,196,787)	(8,372,780)	11,484,168

(167,141)	(187,384)	—	(368,040)	—	—
(42,488)	(44,943)	—	(19,448)	—	(7,200)
(6,077,608)	(7,913,955)	—	(9,925,748)	—	(6,266,165)
—	—	—	(9,114)	—	—
(32,618)	(14,810)	—	(59,966)	—	(20,104)

—	(152,285)	—	—	—	—
—	(52,312)	—	—	—	—
—	(5,346,252)	—	—	—	—
—	(12,537)	—	—	—	—
(6,319,855)	(13,724,478)	—	(10,382,316)	—	(6,331,497)

53,974,064	104,320,071	103,772,776	389,850,321	97,675,287	179,753,113
6,259,650	13,554,512	—	10,087,140	—	6,331,416
(34,650,780)	(223,876,777)	(87,778,429)	(144,600,334)	(57,768,948)	(78,004,097)
25,582,934	(106,002,194)	15,994,347	255,337,127	39,906,339	108,080,432
12,948,448	(134,750,683)	19,445,596	238,758,024	31,533,559	113,233,103

294,814,197	429,564,880	1,045,414,513	806,656,489	431,832,304	318,599,201
$307,762,645	$294,814,197	$1,064,860,109	$1,045,414,513	$463,365,863	$431,832,304
$115,793	$(93,495)	$7,001,547	$961,022	$7,098,490	$(64,643)

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2016 - A	$11.34	$0.10		$0.51	$0.61	$(0.10)	$—	$(0.10)
2016 - C	11.31	0.06		0.50	0.56	(0.06)	—	(0.06)
2016 - Institutional	11.31	0.12		0.51	0.63	(0.12)	—	(0.12)
2016 - IR	11.33	0.12		0.49	0.61	(0.11)	—	(0.11)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - A	11.76	0.21		0.04	0.25	(0.20)	(0.47)	(0.67)
2015 - C	11.74	0.12		0.03	0.15	(0.11)	(0.47)	(0.58)
2015 - Institutional	11.73	0.25		0.04	0.29	(0.24)	(0.47)	(0.71)
2015 - IR	11.75	0.24		0.04	0.28	(0.23)	(0.47)	(0.70)
2014 - A	11.26	0.23		0.95	1.18	(0.22)	(0.46)	(0.68)
2014 - C	11.24	0.14		0.96	1.10	(0.14)	(0.46)	(0.60)
2014 - Institutional	11.24	0.27		0.95	1.22	(0.27)	(0.46)	(0.73)
2014 - IR	11.25	0.26		0.95	1.21	(0.25)	(0.46)	(0.71)
2013 - A	9.60	0.20		2.12	2.32	(0.20)	(0.46)	(0.66)
2013 - C	9.59	0.13		2.11	2.24	(0.13)	(0.46)	(0.59)
2013 - Institutional	9.58	0.25		2.12	2.37	(0.25)	(0.46)	(0.71)
2013 - IR	9.59	0.23		2.12	2.35	(0.23)	(0.46)	(0.69)
2012 - A	9.39	0.25		0.71	0.96	(0.24)	(0.51)	(0.75)
2012 - C	9.38	0.18		0.71	0.89	(0.17)	(0.51)	(0.68)
2012 - Institutional	9.37	0.28		0.72	1.00	(0.28)	(0.51)	(0.79)
2012 - IR	9.38	0.29		0.70	0.99	(0.27)	(0.51)	(0.78)
2011 - A	9.38	0.18	(e)	0.27	0.45	(0.19)	(0.25)	(0.44)
2011 - C	9.38	0.11	(e)	0.27	0.38	(0.13)	(0.25)	(0.38)
2011 - Institutional	9.36	0.22	(e)	0.27	0.49	(0.23)	(0.25)	(0.48)
2011 - IR	9.38	0.21	(e)	0.26	0.47	(0.22)	(0.25)	(0.47)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.12% of average net assets.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$11.85	5.55%	$217,184	1.17	%(d)	1.19	%(d)	1.80	%(d)	8%
11.81	5.14	109,272	1.92	(d)	1.94	(d)	1.04	(d)	8
11.82	5.76	1,542,153	0.77	(d)	0.79	(d)	2.20	(d)	8
11.83	5.60	103,471	0.92	(d)	0.94	(d)	2.04	(d)	8

11.34	2.08	194,237	1.17		1.20		1.75		39
11.31	1.26	90,091	1.92		1.95		1.01		39
11.31	2.49	1,262,977	0.77		0.80		2.15		39
11.33	2.34	54,106	0.92		0.95		2.03		39
11.76	10.47	172,832	1.19		1.20		1.96		53
11.74	9.68	74,125	1.94		1.95		1.21		53
11.73	10.83	1,149,361	0.79		0.80		2.36		53
11.75	10.75	39,960	0.94		0.95		2.21		53
11.26	24.58	167,149	1.19		1.21		1.92		69
11.24	23.61	66,872	1.94		1.96		1.17		69
11.24	25.14	1,072,965	0.79		0.81		2.32		69
11.25	24.93	35,480	0.94		0.96		2.18		69
9.60	10.30	145,184	1.21		1.22		2.48		67
9.59	9.57	45,243	1.96		1.97		1.83		67
9.58	10.74	895,258	0.81		0.82		2.83		67
9.59	10.60	19,787	0.96		0.97		2.90		67
9.39	4.90	70,499	1.24		1.25		1.94	(e)	90
9.38	4.03	17,378	1.99		2.00		1.14	(e)	90
9.37	5.31	688,194	0.84		0.85		2.29	(e)	90
9.38	5.05	1,425	0.99		1.00		2.20	(e)	90

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2016 - A	$6.56	$0.13	(d)	$(0.29)	$(0.16)	$(0.12)	$—	$(0.12)
2016 - C	6.35	0.10	(d)	(0.28)	(0.18)	(0.10)	—	(0.10)
2016 - Institutional	6.46	0.14	(d)	(0.29)	(0.15)	(0.13)	—	(0.13)
2016 - IR	6.44	0.14	(d)	(0.29)	(0.15)	(0.13)	—	(0.13)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - A	7.14	0.16	(d)(e)	(0.49)	(0.33)	(0.14)	(0.11)	(0.25)
2015 - C	6.94	0.09	(d)(e)	(0.47)	(0.38)	(0.10)	(0.11)	(0.21)
2015 - Institutional	7.03	0.18	(d)(e)	(0.48)	(0.30)	(0.16)	(0.11)	(0.27)
2015 - IR	7.02	0.16	(d)(e)	(0.48)	(0.32)	(0.15)	(0.11)	(0.26)
2014 - A	8.00	0.25	(d)(f)	(0.64)	(0.39)	(0.23)	(0.24)	(0.47)
2014 - C	7.80	0.18	(d)(f)	(0.62)	(0.44)	(0.18)	(0.24)	(0.42)
2014 - Institutional	7.89	0.27	(d)(f)	(0.63)	(0.36)	(0.26)	(0.24)	(0.50)
2014 - IR	7.88	0.28	(d)(f)	(0.66)	(0.38)	(0.24)	(0.24)	(0.48)
2013 - A	7.31	0.19	(d)	0.92	1.11	(0.18)	(0.24)	(0.42)
2013 - C	7.15	0.12	(d)	0.90	1.02	(0.13)	(0.24)	(0.37)
2013 - Institutional	7.21	0.2	(d)	0.93	1.13	(0.21)	(0.24)	(0.45)
2013 - IR	7.20	0.21	(d)	0.91	1.12	(0.20)	(0.24)	(0.44)
2012 - A	6.60	0.16		0.78	0.94	(0.17)	(0.06)	(0.23)
2012 - C	6.47	0.13		0.74	0.87	(0.13)	(0.06)	(0.19)
2012 - Institutional	6.52	0.21		0.74	0.95	(0.20)	(0.06)	(0.26)
2012 - IR	6.52	0.26		0.67	0.93	(0.19)	(0.06)	(0.25)
2011 - A	8.17	0.21	(g)	(1.20)	(0.99)	(0.23)	(0.35)	(0.58)
2011 - C	8.02	0.16	(g)	(1.19)	(1.03)	(0.17)	(0.35)	(0.52)
2011 - Institutional	8.07	0.24	(g)	(1.18)	(0.94)	(0.26)	(0.35)	(0.61)
2011 - IR	8.06	0.24	(g)	(1.18)	(0.94)	(0.25)	(0.35)	(0.60)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(c)	Annualized.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Reflects income recognized from a corporate action which amounted to $0.03 per share and 0.38% of average net assets.
(f)	Reflects income recognized from a corporate action which amounted to $0.05 per share and 0.69% of average net assets.
(g)	Reflects income recognized from a corporate action which amounted to $0.01 per share and 0.13% of average net assets.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of period	Total return(a)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(b)

$6.28	(2.44)%	$8,839	1.37	%(c)	1.39	%(c)	4.01	%(c)	14%
6.07	(2.88)	2,622	2.12	(c)	2.14	(c)	3.20	(c)	14
6.18	(2.29)	294,505	0.97	(c)	0.99	(c)	4.45	(c)	14
6.16	(2.35)	1,797	1.12	(c)	1.14	(c)	4.53	(c)	14

6.56	(4.80)	9,532	1.37		1.37		2.26	(e)	100
6.35	(5.59)	3,329	2.12		2.12		1.38	(e)	100
6.46	(4.42)	281,204	0.97		0.97		2.65	(e)	100
6.44	(4.69)	749	1.12		1.12		2.33	(e)	100
7.14	(5.30)	10,565	1.35		1.35		3.13	(f)	44
6.94	(6.04)	2,634	2.10		2.10		2.32	(f)	44
7.03	(4.99)	415,503	0.95		0.95		3.45	(f)	44
7.02	(5.16)	862	1.09		1.09		3.52	(f)	44
8.00	15.57	10,323	1.34		1.36		2.56		97
7.80	14.68	2,582	2.10		2.11		1.54		97
7.89	16.14	403,776	0.94		0.96		2.71		97
7.88	15.98	1,547	1.09		1.11		2.74		97
7.31	14.48	14,952	1.30		1.37		3.51		60
7.15	13.71	1,640	2.05		2.11		1.99		60
7.21	14.93	366,136	0.90		0.95		2.68		60
7.20	14.56	2,133	1.05		1.10		4.06		60
6.60	(12.44)	171,063	1.30		1.38		2.74	(g)	51
6.47	(13.06)	1,502	2.05		2.13		1.87	(g)	51
6.52	(11.99)	116,023	0.90		0.98		3.17	(g)	51
6.52	(12.01)	1,315	1.05		1.13		0.54	(g)	51

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2016 - A	$17.28	$0.07		$(0.09)	$(0.02)	$—	$—	$—
2016 - C	16.48	0.01		(0.09)	(0.08)	—	—	—
2016 - Institutional	17.53	0.10		(0.08)	0.02	—	—	—
2016 - Service	17.33	0.06		(0.08)	(0.02)	—	—	—
2016 - IR	17.54	0.09		(0.09)	— (e)	—	—	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - A	17.44	0.13		(0.18)	(0.05)	(0.11)	—	(0.11)
2015 - C	16.67	—	(e)	(0.18)	(0.18)	(0.01)	—	(0.01)
2015 - Institutional	17.69	0.20		(0.18)	0.02	(0.18)	—	(0.18)
2015 - Service	17.53	0.12		(0.19)	(0.07)	(0.13)	—	(0.13)
2015 - IR	17.70	0.18		(0.18)	— (e)	(0.16)	—	(0.16)
2014 - A	15.45	0.09		1.97	2.06	(0.07)	—	(0.07)
2014 - C	14.82	(0.04)		1.89	1.85	—	—	—
2014 - Institutional	15.66	0.15		2.01	2.16	(0.13)	—	(0.13)
2014 - Service	15.49	0.04		2.00	2.04	—	—	—
2014 - IR	15.68	0.13		2.00	2.13	(0.11)	—	(0.11)
2013 - A	11.38	0.11		4.22	4.33	(0.08)	(0.18)	(0.26)
2013 - C	10.95	—	(e)	4.05	4.05	—	(0.18)	(0.18)
2013 - Institutional	11.54	0.16		4.28	4.44	(0.14)	(0.18)	(0.32)
2013 - Service	11.46	0.12		4.22	4.34	(0.13)	(0.18)	(0.31)
2013 - IR	11.55	0.14		4.29	4.43	(0.12)	(0.18)	(0.30)
2012 - A	9.94	0.12		1.44 (f)	1.56	(0.12)	—	(0.12)
2012 - C	9.57	0.05		1.38 (f)	1.43	(0.05)	—	(0.05)
2012 - Institutional	10.08	0.18		1.46 (f)	1.64	(0.18)	—	(0.18)
2012 - Service	10.01	0.12		1.45 (f)	1.57	(0.12)	—	(0.12)
2012 - IR	10.09	0.16		1.46 (f)	1.62	(0.16)	—	(0.16)
2011 - A	9.73	0.09	(g)	0.20	0.29	(0.08)	—	(0.08)
2011 - C	9.39	0.01	(g)	0.20	0.21	(0.03)	—	(0.03)
2011 - Institutional	9.89	0.13	(g)	0.21	0.34	(0.15)	—	(0.15)
2011 - Service	9.81	0.07	(g)	0.22	0.29	(0.09)	—	(0.09)
2011 - IR	9.89	0.10	(g)	0.23	0.33	(0.13)	—	(0.13)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.02 per share. Excluding such payment, the total return would have been 15.49%, 14.68%, 15.92%, 15.36% and 15.80%, respectively.
(g)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$17.26	(0.12)%	$50,204	1.17	%(d)	1.17	%(d)	0.82	%(d)	66%
16.40	(0.49)	20,892	1.92	(d)	1.92	(d)	0.07	(d)	66
17.55	0.11	982,137	0.77	(d)	0.77	(d)	1.23	(d)	66
17.31	(0.12)	1,199	1.27	(d)	1.27	(d)	0.72	(d)	66
17.54	0.00	10,428	0.92	(d)	0.92	(d)	1.10	(d)	66

17.28	(0.28)	57,913	1.17		1.17		0.73		96
16.48	(1.05)	22,194	1.92		1.92		(0.02)		96
17.53	0.10	957,273	0.77		0.77		1.12		96
17.33	(0.41)	1,236	1.27		1.27		0.67		96
17.54	(0.03)	6,799	0.92		0.92		0.99		96
17.44	13.32	51,253	1.18		1.19		0.52		57
16.67	12.48	15,750	1.93		1.94		(0.22)		57
17.69	13.78	735,421	0.78		0.79		0.93		57
17.53	13.17	58	1.28		1.29		0.25		57
17.70	13.57	4,175	0.93		0.94		0.78		57
15.45	38.17	34,792	1.15		1.21		0.80		95
14.82	37.07	10,648	1.90		1.96		0.04		95
15.66	38.73	493,729	0.75		0.81		1.17		95
15.49	38.08	411	1.27		1.29		0.81		95
15.68	38.48	843	0.91		0.96		1.02		95
11.38	15.69 (f)	35,890	1.09		1.23		1.13		184
10.95	14.89 (f)	8,228	1.84		1.97		0.44		184
11.54	16.12 (f)	304,435	0.69		0.82		1.65		184
11.46	15.56 (f)	40	1.19		1.32		1.11		184
11.55	16.01 (f)	476	0.84		0.97		1.42		184
9.94	3.02	51,064	1.09		1.24		0.85	(g)	99
9.57	2.22	7,964	1.84		1.99		0.14	(g)	99
10.08	3.43	227,070	0.69		0.84		1.31	(g)	99
10.01	2.92	36	1.19		1.34		0.72	(g)	99
10.09	3.35	494	0.84		0.99		1.01	(g)	99

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2016 - A	$8.67	$0.11		$(0.32)	$(0.21)	$—
2016 - C	8.45	0.08		(0.32)	(0.24)	—
2016 - Institutional	8.59	0.13		(0.32)	(0.19)	—
2016 - IR	8.65	0.12		(0.32)	(0.20)	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - A	8.45	0.11		0.21	0.32	(0.10)
2015 - C	8.27	0.02		0.23	0.25	(0.07)
2015 - Institutional	8.36	0.15		0.21	0.36	(0.13)
2015 - IR	8.43	0.07		0.27	0.34	(0.12)
2014 - A	9.18	0.27	(e)	(0.80)	(0.53)	(0.20)
2014 - C	9.03	0.15	(e)	(0.74)	(0.59)	(0.17)
2014 - Institutional	9.10	0.28	(e)	(0.77)	(0.49)	(0.25)
2014 - IR	9.17	0.29	(e)	(0.80)	(0.51)	(0.23)
2013 - A	7.62	0.15		1.54	1.69	(0.13	)(f)
2013 - C	7.55	0.10		1.51	1.61	(0.13	)(f)
2013 - Institutional	7.59	0.19		1.53	1.72	(0.21	)(f)
2013 - IR	7.66	0.20		1.51	1.71	(0.20	)(f)
2012 - A	6.65	0.17		0.98	1.15	(0.18)
2012 - C	6.64	0.11		0.96	1.07	(0.16)
2012 - Institutional	6.64	0.19		0.98	1.17	(0.22)
2012 - IR	6.64	0.35		0.82	1.17	(0.15)
2011 - A	7.90	0.20	(g)	(1.25)	(1.05)	(0.20)
2011 - C	7.88	0.13	(g)	(1.23)	(1.10)	(0.14)
2011 - Institutional	7.90	0.21	(g)	(1.23)	(1.02)	(0.24)
2011 - IR	7.90	0.20	(g)	(1.24)	(1.04)	(0.22)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.71% of average net assets.
(f)	Includes a distribution from capital of less than $0.01 per share.
(g)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.16% of average net assets.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.46	(2.42)%	$4,012	1.37	%(d)	1.37	%(d)	2.76	%(d)	57%
8.21	(2.84)	948	2.12	(d)	2.12	(d)	1.99	(d)	57
8.40	(2.21)	457,177	0.97	(d)	0.97	(d)	3.17	(d)	57
8.45	(2.31)	1,230	1.12	(d)	1.12	(d)	2.99	(d)	57

8.67	3.77	3,408	1.38		1.39		1.22		113
8.45	3.07	812	2.13		2.13		0.20		113
8.59	4.26	426,168	0.98		0.99		1.71		113
8.65	4.04	1,444	1.13		1.13		0.84		113
8.45	(5.79)	2,151	1.38		1.42		2.98	(e)	106
8.27	(6.55)	181	2.13		2.17		1.71	(e)	106
8.36	(5.48)	316,062	0.98		1.02		3.12	(e)	106
8.43	(5.59)	205	1.13		1.17		3.12	(e)	106
9.18	22.23	3,388	1.31		1.51		1.79		95
9.03	21.38	70	2.10		2.23		1.15		95
9.10	22.70	228,410	0.95		1.08		2.27		95
9.17	22.36	217	1.12		1.21		2.34		95
7.62	17.25	15,384	1.26		1.59		2.44		182
7.55	16.20	32	2.01		2.30		1.52		182
7.59	17.71	134,290	0.86		1.17		2.69		182
7.66	17.68	1	1.02		1.36		5.14		182
6.65	(13.33)	40,837	1.26		1.57		2.60	(g)	88
6.64	(13.88)	19	2.01		2.32		1.72	(g)	88
6.64	(12.92)	101,165	0.86		1.17		2.81	(g)	88
6.64	(13.11)	1	1.01		1.32		2.68	(g)	88

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements

June 30, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
U.S. Equity Dividend and Premium, International Equity Dividend and Premium, International Tax-Managed Equity	A, C, Institutional and IR	Diversified
U.S. Tax-Managed Equity	A, C, Institutional, Service and IR	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are

64

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
U.S. Equity Dividend and Premium International Equity Dividend and Premium	Quarterly	Annually
U.S. Tax-Managed Equity International Tax-Managed Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1— Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

65

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period. The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments—The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government and Goldman Sachs Financial Square Money Market Funds (“Underlying Funds”) are valued at the NAV of the FST Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short

66

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Option Contracts — When a Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2016:

U.S. EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$1,851,517,591	$—	$—
Investment Company	106,958,518	—	—
Securities Lending Reinvestment Vehicle	13,703,790	—	—
Total	$1,972,179,899	$—	$—

Derivative Type
Assets(b)
Futures Contracts	$2,737,278	$—	$—
Liabilities
Written Options	$(11,248,700)	$—	$—

67

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$680,516	$80,169,360	$—
Australia and Oceania	—	25,610,126	—
Europe	18,307,550	169,906,795	—
Securities Lending Reinvestment Vehicle	3,101,464	—	—
Total	$22,089,530	$275,686,281	$—

Derivative Type
Assets(b)
Futures Contracts	$246,607	$—	$—
Liabilities
Futures Contracts(b)	$(150,512)	$—	$—
Written Options	(2,695,330)	—	—
Total	$(2,845,842)	$—	$—

U.S. TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$1,055,703,208	$33,298	$—
Securities Lending Reinvestment Vehicle	7,374,800	—	—
Total	$1,063,078,008	$33,298	$—

Derivative Type
Assets(b)
Futures Contracts	$71,775	$—	$—

68

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$2,555,613	$—
Asia	—	141,812,636	—
Australia and Oceania	—	23,444,868	—
Europe	17,825,908	269,288,424	—
North America	—	3,988,049	—
Securities Lending Reinvestment Vehicle	7,569,180	—	—
Total	$25,395,088	$441,089,590	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(159,624)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
U.S. Equity Dividend and Premium	Equity	Variation margin on certain derivative contracts	$2,737,278	Payable for written options, at value	$(11,248,700)
International Equity Dividend and Premium	Equity	Variation margin on certain derivative contracts	246,607	Variation margin on certain derivative contracts, Payable for written options at value	(2,845,842)	(a)
U.S. Tax-Managed Equity	Equity	Variation margin on certain derivative contracts	71,775	—	—
International Tax-Managed Equity	Equity	—	—	Variation margin on certain derivative contracts	(159,624)	(a)
Total			$3,055,660		$(14,254,166)

(a)	Includes cumulative appreciation (depreciation) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

69

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
U.S. Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$4,501,627	$5,040,001	2,400
International Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	5,648,539	171,347	1,898
U.S. Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	379,391	78,941	82
International Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(13,337)	(273,913)	136
Total			$10,516,220	$5,016,376	4,516

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2016.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended June 30, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.64%	0.63%	0.72%	0.71%
International Equity Dividend and Premium	0.81	0.73	0.69	0.68	0.67	0.81	0.81
U.S. Tax-Managed Equity	0.70	0.63	0.60	0.59	0.58	0.70	0.70
International Tax-Managed Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.85

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

70

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The U.S. Equity Dividend and Premium Fund invests in FST Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended June 30, 2016, GSAM waived $52,070 of the Fund’s management fee.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C
Distribution Plan	0.25%	0.75%
Service Plan	—	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2016, Goldman Sachs advised that it retained the front end sales charges of $26,018, $767, $2,954, and $451 for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.

D.  Service Plan and Shareholder Administration Plan —The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C and Class IR Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds are 0.014%, 0.124%, 0.044% and 0.094%, respectively. These Other Expense limitations will remain in place through at least April 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

71

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
U.S. Equity Dividend and Premium	$52,070	$115,393	$3,804	$171,267
International Equity Dividend and Premium	—	20,195	782	20,977
U.S. Tax-Managed Equity	—	—	4,495	4,495
International Tax-Managed Equity	—	—	2,349	2,349

G.  Line of Credit Facility — As of June 30, 2016, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary or emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2016, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates— For the six months ended June 30, 2016, Goldman Sachs earned $1,259 and $3,836 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the International Equity Dividend and Premium and International Tax-Managed Equity Funds, respectively.

The following table provides information about the U.S. Equity Dividend and Premium Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2016:

Underlying Fund	Market Value 12/31/15	Purchases at Cost	Proceeds from Sales	Market Value 6/30/16	Dividend Income
Goldman Sachs Financial Square Government Fund	$76,057,604	$338,473,570	$(307,572,656)	$106,958,518	$83,917

As of June 30, 2016, the following Goldman Sachs Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
U.S. Equity Dividend & Premium	11%	—%
International Equity Dividend & Premium	36	—
U.S. Tax-Managed Equity	—	85
International Tax-Managed Equity	—	88

72

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2016, were as follows:

Fund	Purchases	Sales
U.S. Equity Dividend & Premium	$383,133,502	$131,333,983
International Equity Dividend & Premium	57,927,515	39,345,925
U.S. Tax-Managed Equity	681,984,331	680,104,132
International Tax-Managed Equity	301,217,663	254,938,148

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Funds sustain losses as a result of a borrower’s default, GSAL indemnifies the Funds by purchasing replacement securities at GSAL’s expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Funds agree to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash received. The value of loaned securities and cash collateral at period end are disclosed in the Funds’ Statements of Assets and Liabilities.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended June 30, 2016, are reported under Investment Income on the Statements of Operations.

73

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

7. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months ended June 30, 2016		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2016
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
U.S. Equity Dividend & Premium	$3,044	$800	$421,175
International Equity Dividend & Premium	2,125	479	1,097,360
U.S. Tax-Managed Equity	16,106	15,623	1,574,575
International Tax-Managed Equity	26,050	66,911	3,078,920

The following table provides information about the Funds’ investment in the Money Market Fund for the six months ended June 30, 2016:

Fund	Market Value 12/31/15	Purchases at Cost	Proceeds from Sales	Market Value 6/30/16
U.S. Equity Dividend & Premium	$—	$33,905,135	$(20,201,345)	$13,703,790
International Equity Dividend & Premium	—	9,351,992	(6,250,528)	3,101,464
U.S. Tax-Managed Equity	19,803,509	63,508,854	(75,937,563)	7,374,800
International Tax-Managed Equity	3,320,125	96,590,941	(92,341,886)	7,569,180

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2015, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Capital loss carryforwards:(1)
Expiring 2016	$—	$—	$—	$(2,078,605)
Expiring 2017	—	—	—	(31,387,420)
Perpetual Long-term	—	—	—	(7,421,630)
Perpetual Short-term	—	—	(50,600,875)	(42,227,380)
Total capital loss carryforwards	$—	$—	$(50,600,875)	$(83,115,035)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral and Deferred Dividends from REIT Distributions)	29,333	(4,163,651)	(1,705,994)	(7,543,878)

(1)	Expiration occurs on December 31 of the year indicated.

74

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

8. TAX INFORMATION (continued)

As of June 30, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Tax cost	$1,758,237,074	$364,311,113	$823,888,897	$399,594,736
Gross unrealized gain	276,641,451	7,865,216	241,376,072	70,413,052
Gross unrealized loss	(62,698,626)	(74,400,518)	(2,153,663)	(3,523,110)
Net unrealized security gain (loss)	$213,942,825	$(66,535,302)	$239,222,409	$66,889,942

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, foreign currency and options contracts and differences related to the tax treatment of underlying fund investments and passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds’ investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

75

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

9. OTHER RISKS (continued)

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

76

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	U.S. Equity Dividend and Premium
	For the Six Months Ended June 30, 2016 (Unaudited)		For the Fiscal Year Ended December 31, 2015
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,317,580	$49,185,593	5,648,342	$66,635,723
Reinvestment of distributions	143,419	1,673,790	886,965	10,161,450
Shares redeemed	(3,259,953)	(37,119,821)	(4,099,843)	(48,396,195)
	1,201,046	13,739,562	2,435,464	28,400,978
Class C Shares
Shares sold	2,321,994	26,553,484	2,459,310	28,711,644
Reinvestment of distributions	36,079	419,982	290,568	3,313,646
Shares redeemed	(1,072,802)	(12,099,933)	(1,100,675)	(12,980,500)
	1,285,271	14,873,533	1,649,203	19,044,790
Institutional Shares
Shares sold	28,407,480	323,362,301	26,692,822	313,680,662
Reinvestment of distributions	1,095,338	12,757,750	5,726,581	65,517,369
Shares redeemed	(10,699,015)	(120,604,265)	(18,711,344)	(220,010,222)
	18,803,803	215,515,786	13,708,059	159,187,809
Class IR Shares
Shares sold	5,272,467	61,071,017	2,115,858	25,027,669
Reinvestment of distributions	67,566	788,312	255,381	2,922,243
Shares redeemed	(1,373,569)	(15,458,734)	(995,108)	(11,813,269)
	3,966,464	46,400,595	1,376,131	16,136,643
NET INCREASE	25,256,584	$290,529,476	19,168,857	$222,770,220

77

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Dividend and Premium
	For the Six Months Ended June 30, 2016 (Unaudited)		For the Fiscal Year Ended December 31, 2015
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	98,870	$631,141	460,543	$3,244,830
Reinvestment of distributions	26,677	166,940	49,576	339,539
Shares redeemed	(170,685)	(1,084,976)	(535,757)	(3,867,932)
	(45,138)	(286,895)	(25,638)	(283,563)
Class C Shares
Shares sold	28,675	175,128	168,721	1,164,830
Reinvestment of distributions	6,995	42,329	14,737	97,255
Shares redeemed	(128,097)	(783,824)	(38,961)	(264,726)
	(92,427)	(566,367)	144,497	997,359
Institutional Shares
Shares sold	8,399,752	51,618,166	14,258,529	99,454,195
Reinvestment of distributions	976,949	6,017,763	1,940,053	13,090,371
Shares redeemed	(5,255,707)	(32,263,995)	(31,735,854)	(219,209,892)
	4,120,994	25,371,934	(15,537,272)	(106,665,326)
Class IR Shares
Shares sold	253,095	1,549,629	65,058	456,216
Reinvestment of distributions	5,318	32,618	4,096	27,347
Shares redeemed	(83,071)	(517,985)	(75,696)	(534,227)
	175,342	1,064,262	(6,542)	(50,664)
NET INCREASE (DECREASE)	4,158,771	$25,582,934	(15,424,955)	$(106,002,194)

78

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Tax-Managed Equity
	For the Six Months Ended June 30, 2016 (Unaudited)		For the Fiscal Year Ended December 31, 2015
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	185,304	$3,083,041	928,541	$16,271,859
Reinvestment of distributions	—	—	18,794	327,578
Shares redeemed	(628,810)	(10,324,919)	(533,922)	(9,231,821)
	(443,506)	(7,241,878)	413,413	7,367,616
Class C Shares
Shares sold	109,966	1,762,560	506,895	8,465,057
Reinvestment of distributions	—	—	1,000	16,633
Shares redeemed	(182,989)	(2,861,573)	(106,063)	(1,763,817)
	(73,023)	(1,099,013)	401,832	6,717,873
Institutional Shares
Shares sold	5,673,531	93,849,530	20,043,930	358,131,887
Reinvestment of distributions	—	—	546,854	9,673,849
Shares redeemed	(4,312,524)	(72,992,114)	(7,555,225)	(130,444,037)
	1,361,007	20,857,416	13,035,559	237,361,699
Service Shares
Shares sold	—	—	70,382	1,230,818
Reinvestment of distributions	—	—	521	9,114
Shares redeemed	(2,003)	(30,114)	(2,915)	(48,692)
	(2,003)	(30,114)	67,988	1,191,240
Class IR Shares
Shares sold	302,186	5,077,645	322,157	5,750,700
Reinvestment of distributions	—	—	3,390	59,966
Shares redeemed	(95,452)	(1,569,709)	(173,705)	(3,111,967)
	206,734	3,507,936	151,842	2,698,699
NET INCREASE	1,049,209	$15,994,347	14,070,634	255,337,127

79

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2016 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Tax-Managed Equity
	For the Six Months Ended June 30, 2016 (Unaudited)		For the Fiscal Year Ended December 31, 2015
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	125,666	$1,040,992	200,716	$1,797,112
Reinvestment of distributions	—	—	4,352	37,947
Shares redeemed	(44,432)	(373,707)	(66,808)	(598,755)
	81,234	667,285	138,260	1,236,304
Class C Shares
Shares sold	23,962	194,866	85,633	754,418
Reinvestment of distributions	—	—	848	7,200
Shares redeemed	(4,603)	(37,734)	(12,292)	(104,836)
	19,359	157,132	74,189	656,782
Institutional Shares
Shares sold	11,750,156	96,021,418	19,886,852	175,872,655
Reinvestment of distributions	—	—	726,091	6,266,165
Shares redeemed	(6,906,952)	(56,772,214)	(8,815,046)	(77,228,789)
	4,843,204	39,249,204	11,797,897	104,910,031
Class IR Shares
Shares sold	50,602	418,011	148,014	1,328,928
Reinvestment of distributions	—	—	2,311	20,104
Shares redeemed	(71,964)	(585,293)	(7,787)	(71,717)
	(21,362)	(167,282)	142,538	1,277,315
NET INCREASE	4,922,435	$39,906,339	12,152,884	$108,080,432

80

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Fund Expenses — Six Month Period Ended June 30, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service or Class IR Shares of a Fund you incur types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service or Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 through June 30, 2016, which represents a period of 182 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund				International Equity Dividend and Premium Fund				U.S. Tax-Managed Equity Fund				International Tax-Managed Equity Fund
Share Class	Beginning Account Value 01/01/16	Ending Account Value 06/30/16		Expenses Paid for the 6 Months Ended 06/30/16*	Beginning Account Value 01/01/16	Ending Account Value 06/30/16		Expenses Paid for the 6 Months Ended 06/30/16*	Beginning Account Value 01/01/16	Ending Account Value 06/30/16		Expenses Paid for the 6 Months Ended 06/30/16*	Beginning Account Value 01/01/16	Ending Account Value 06/30/16		Expenses Paid for the 6 Months Ended 06/30/16*
Class A
Actual	$1,000	$1,055.50		$5.98	$1,000	$975.60		$6.73	$1,000	$998.80		$5.81	$1,000	$975.80		$6.73
Hypothetical 5% return	1,000	1,019.05	+	5.87	1,000	1,018.05	+	6.87	1,000	1,019.05	+	5.87	1,000	1,018.05	+	6.87
Class C
Actual	1,000	1,051.50		9.79	1,000	971.20		10.39	1,000	995.10		9.52	1,000	971.60		10.39
Hypothetical 5% return	1,000	1,015.32	+	9.62	1,000	1,014.32	+	10.62	1,000	1,015.32	+	9.62	1,000	1,014.32	+	10.62
Institutional
Actual	1,000	1,057.60		3.94	1,000	977.10		4.77	1,000	1,001.10		3.83	1,000	977.90		4.77
Hypothetical 5% return	1,000	1,021.03	+	3.87	1,000	1,020.04	+	4.87	1,000	1,021.03	+	3.87	1,000	1,020.04	+	4.87
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	998.80		6.31	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.55	+	6.37	N/A	N/A		N/A
Class IR
Actual	1,000	1,056.00		4.70	1,000	976.50		5.50	1,000	1,000.00		4.57	1,000	976.90		5.51
Hypothetical 5% return	1,000	1,020.29	+	4.62	1,000	1,019.29	+	5.62	1,000	1,020.29	+	4.62	1,000	1,019.29	+	5.62

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR
U.S. Equity Dividend and Premium	1.17%	1.92%	0.77%	N/A	0.92%
International Equity Dividend and Premium	1.37	2.12	0.97	N/A	1.12
U.S. Tax-Managed Equity	1.17	1.92	0.77	1.27%	0.92
International Tax-Managed Equity	1.37	2.12	0.97	N/A	1.12

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

81

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, and Goldman Sachs U.S. Equity Dividend and Premium Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2016 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index; and general investment outlooks in the markets in which the Fund invests;

82

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertaking of the Investment Adviser to limit certain expenses of the Fund that exceed a specified level;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The

83

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2015, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2016. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

84

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees observed that the U.S. Tax-Managed Equity Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the three- and five-year periods and in the third quartile for the one- and ten-year periods, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one- and ten-year periods ended March 31, 2016. They noted that the International Tax-Managed Equity Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2016. They also noted that the U.S. Tax-Managed Equity Fund and International Tax-Managed Equity Fund had experienced certain portfolio management changes in the first quarter of 2016. The Trustees observed that the U.S. Equity Dividend and Premium Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2016. They noted that the International Equity Dividend and Premium Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period and in the third quartile for the three- and five-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three- and five-year periods ended March 31, 2016.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the International Tax-Managed Equity Fund and the U.S. Equity Dividend and Premium Fund that would have the effect of decreasing total Fund expenses, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the

85

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of a Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2015 and 2014, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	International Equity Dividend and Premium Fund	International Tax-Managed Equity Fund	U.S. Tax- Managed Equity Fund	U.S. Equity Dividend and Premium Fund
First $1 billion	0.81%	0.85%	0.70%	0.75%
Next $1 billion	0.73	0.77	0.63	0.68
Next $3 billion	0.69	0.73	0.60	0.65
Next $3 billion	0.68	0.72	0.59	0.64
Over $8 billion	0.67	0.71	0.58	0.63

86

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the U.S. Equity Dividend and Premium Fund and the U.S. Tax-Managed Equity Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems

87

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and databases), subject to certain restrictions; (h) the International Tax-Managed Equity Fund and U.S. Tax-Managed Equity Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2017.

88

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.12 trillion in assets under supervision as of June 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short-Term Conservative Income Fund[4]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[5]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[6]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[7]
■	N-11 Equity Fund

Select Satellite8

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund
■	Global Infrastructure Fund

Total Portfolio Solutions8

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Overlay Fund[9]
■	Balanced Strategy Portfolio
■	Multi-Manager U.S. Small Cap Equity Fund
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio
■	Strategic Factor Allocation Fund

[1]	An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio. The Fund’s sponsor has no legal obligation to provide financial support to a money market portfolio, and you should not expect that the sponsor will provide financial support to the money market portfolio at any time.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[5]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[8]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
[9]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown are as of June 30, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 58902-TMPL-08/2016 TAXADVSAR-16/18.7K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	September 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	September 2, 2016

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	September 2, 2016